As filed with the Securities and Exchange Commission on or about April 25, 2024

Registration Statement File No. 333-206438
Registration Statement File No. 811-08075

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐  Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 18

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 265

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111-0001
(Address of Depositor’s Principal Executive Offices)

(413) 788-8411
(Depositor’s Telephone Number, including Area Code)

John E. Deitelbaum
Head Counsel of Insurance & Finance Services Section
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111-0001
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 29, 2024 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on __________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being Registered: Units of Interest in Strategic Group Variable Universal Life® II, a group, flexible premium, variable adjustable  life insurance certificate issued to individuals under a group life insurance policy.

Strategic Group Variable Universal Life® II
Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Life Separate Account I
This prospectus describes a group, flexible premium, variable adjustable life insurance certificate issued to individuals under a group life insurance policy offered by Massachusetts Mutual Life Insurance Company (MassMutual®, Company, we, us, or our). The certificate may not be available in all states. While the certificate is In Force, it provides lifetime insurance protection on the Insured. The certificate is not a way to invest in mutual funds and is not suitable for short-term investment. The Certificate Owner (you or your) should consider the certificate in conjunction with other life insurance you own. Replacing any existing life insurance policy with this certificate or financing the purchase or maintenance of the certificate through a loan or through withdrawals from another policy may not be to your advantage.
The certificate offers a number of investment choices, including a Guaranteed Principal Account (GPA) and one or more variable investment divisions (Separate Account Divisions) offered though our separate account, Massachusetts Mutual Variable Life Separate Account I (Separate Account). Each Separate Account Division, in turn, invests in the Funds listed in Appendix A to this prospectus. Certificate Owners may invest in a maximum of 25 Separate Account Divisions and the GPA at any given time.
You bear the investment risks of any premium allocated to these Separate Account Divisions. The death benefit may vary and the Surrender Value will vary, depending on the investment performance of the Funds.
The certificate is not (1) a bank or credit union deposit or obligation; (2) FDIC or NCUA insured; (3) insured by any federal government agency or (4) guaranteed by any bank or credit union. The certificate may go down in value and provides guarantees that are subject to our financial strength and claims-paying ability. This prospectus is not an offer to sell the certificate in any jurisdiction where it is illegal to offer the certificate nor is it an offer to sell the certificate to anyone to whom it is illegal to offer the certificate.
YOU MAY CANCEL YOUR CERTIFICATE WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
In some states, this cancellation period may be longer. Upon cancellation, we will issue you a refund, equal to any premium paid for this certificate plus interest credited to this certificate under the GPA to the date this certificate is received by us. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.
The SEC has not approved or disapproved this certificate or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.
Please read this prospectus before investing. You should keep it for future reference.
Effective April 29, 2024

Glossary
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the certificate, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.
Account Value. The value of your investment in the Separate Account Divisions and the GPA.
Accumulation Unit. A unit of measure that we use to determine the value in each Separate Account Division.
Administrative Office. Massachusetts Mutual Life Insurance Company, LCM Document Management Hub, 1295 State Street, Springfield, MA 01111-0001, (800) 548-0073, (Fax) (413) 226-4054, LCMClientServices@MassMutual.com, www.MassMutual.com
Attained Age.  The Insured’s age on the Issue Date, plus the number of completed Certificate Years.
Base Selected Face Amount. An amount used to determine the total insurance coverage provided by the base certificate while it is In Force. The Base Selected Face Amount coverage is paid for by the employer or the Group Policy owner.
Beneficiary. The person named in the application to receive any death benefit.
Case. A group of certificates issued to individuals with a common employment or other non-insurance motivated relationship.
Certificate Anniversary. The anniversary of the Certificate  Date.
Certificate Date. The date used as the starting point for determining Certificate Anniversary dates, Certificate Years and Monthly Calculation Dates.
Certificate Debt. All outstanding loans plus accrued interest.
Certificate Debt Limit. When Certificate Debt exceeds the Account Value.
Certificate Owner. The person who will generally make the choices that determine how the certificate operates while it is In Force.
Certificate Year. The twelve-month period beginning with the Certificate Date, and each successive twelve-month period thereafter.
Free Look. Your right to cancel the certificate and receive a refund.
Fund(s). The investment entities in which the Separate Account Divisions invest.
General Investment Account. The Company’s General Investment Account, which supports the Company’s annuity and insurance obligations. The General Investment Account’s assets include all of our assets, with the exception of the Separate Account and the Company’s other segregated asset accounts.
Good Order. The actual receipt by our Administrative Office of the instructions related to a request or transaction in writing (or, when permitted, by telephone, fax, website, or other electronic means), within the time limits, if any, along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information includes, to the extent applicable: the completed application or instruction form; your certificate number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Separate Account Divisions affected by the request or transaction; the signatures of all Certificate Owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions, you may contact our Administrative Office before submitting the form or request.
Grace Period. A period that begins when the Surrender Value is not sufficient to cover monthly charges due and your certificate stays In Force, during which you can pay the amount of premium needed to avoid termination.
In Force. Your certificate  has not terminated.
Insurance Risk. The difference between the death benefit and the Account Value.
Insured. The person on whose life the certificate is issued.
Issue Date. The date we issue the certificate. The Issue Date starts the contestability and suicide periods.
Minimum Death Benefit. The minimum amount of death benefit needed for the certificate to qualify as life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended.

Minimum Initial Premium. The amount required to be paid to issue the certificate.
Minimum Premium Amount. An estimate of the premium sufficient to pay the monthly charges (other than the Mortality and Expense Risk charge) until the next Planned Premium due date.
Modified Endowment Contract (MEC). A special type of life insurance under federal income tax law. Specifically, the law prescribes a test that is intended to differentiate between policies that are purchased primarily for certain tax advantages, versus policies that are purchased primarily for death protection. MECs are still life insurance and offer tax-free death benefits and tax-deferred cash value accumulation. However, pre-death distributions (including loans) are taxed as “income first” (not cost basis first), meaning they are taxable to the extent of gain in the policy. In addition, distributions may be subject to a 10% additional tax.
Monthly Calculation Date. The Certificate Date and the same day of each succeeding calendar month on which monthly charges are due on the certificate.
Net Premium. A premium payment received in Good Order minus the premium load charge.
Paid-up Certificate Date. The Certificate Anniversary after the Insured’s 100th birthday.
Planned Premium. The amount selected by you to be paid periodically on the certificate, which establishes the basis for the premium bills we send you.
Portability Date. The Valuation Date on which we are notified that the Insured’s employment or association with the sponsoring group has terminated.
Portable Certificate. Certificates where the Insured is no longer employed by or associated with the sponsoring employer or group.
Reinstatement Date. The Monthly Calculation Date that is on, or next follows, the date we approve your application for reinstatement.
Separate Account Division. A variable investment division offered through our Separate Account that invests in the corresponding underlying Fund.
Surrender Value. Account Value less Certificate Debt.
Supplemental Selected Face Amount. An amount used to determine the total insurance coverage provided by the base certificate while it is In Force. The Supplemental Selected Face Amount coverage is paid for by the Certificate Owner.
Total Selected Face Amount. A combination of the Base Selected Face Amount and any Supplemental Selected Face Amount and is used to determine the amount of insurance coverage the certificate provides while it is In Force.
Valuation Date. Any day on which the net asset value of the units of each Separate Account Division is determined. Generally, this is any date the New York Stock Exchange (NYSE), or its successor, is open for trading. A Valuation Date ends when the NYSE closes (usually 4 p.m. Eastern Time).
Written Request. A written or electronic communication or instruction in Good Order sent by you to us at our Administrative Office.

Important Information You Should Consider About the  Certificate

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals
When you withdraw a portion of your Account Value from the certificate, we deduct a withdrawal charge of up to 2% of the amount you withdraw, but not more than $25. Please note that this charge applies to any withdrawal – whether it is taken early in your holding of the certificate or later.
The maximum withdrawal amount is equal to the Account Value less (a) any Certificate Debt less (b) an amount equal to (i) the most recent monthly charge multiplied by (ii) one plus the number of Monthly Calculation Dates remaining until the next Planned Premium due date.
For example, if you withdraw $10,000 from your certificate, you will incur a withdrawal charge of $25.
Fee Tables – Transaction Fees – Withdrawal Charge Charges and Deductions – Transaction Charges – Withdrawal Charge
Transaction Charges
In addition to withdrawal charges, you also may be charged for other transactions. These charges are as follows:
Premium Load Charge. Before allocating premiums among the Separate Account Divisions or the GPA, we impose a premium load charge equal to a maximum of 10% of each premium.
Transfer Charge. There is no transfer charge for the first 12 transfers during a Certificate Year. We may impose a transfer charge of up to $10 for the thirteenth and each subsequent transfer in a Certificate Year.

Fee Tables – Transaction Fees – Premium Load Charge
Fee Tables – Transaction Fees – Transfer Charge
Charges and Deductions – Transaction Charges – Premium Load Charge
Charges and Deductions – Transaction Charges – Transfer Charge

Ongoing Fees and Expenses
In addition to withdrawal charges and transaction charges, an investment in the certificate is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the certificate and the cost of optional benefits available under the certificate. These fees and expenses are set based on characteristics of the Insured under the certificate (e.g., age, sex, and underwriting class). You should view the certificate specifications pages for rates applicable to your certificate.
Certificate Owners will also bear expenses associated with the Funds available under the certificate, as shown in the following table:
Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses Charges and Deductions – Monthly Charges Against the Account Value Appendix A
	Annual Fee	Minimum	Maximum
	Fund options (Fund fees and expenses)	0.44%(1)	1.49%(1)

(1)	As a percentage of Fund assets.

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the certificate.	Principal Risks – Investment Risks
Not a Short-Term Investment
A certificate is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.
We apply a withdrawal charge with respect to any withdrawal you make from the certificate.
A withdrawal may also reduce your certificate’s Total Selected Face Amount and may have adverse tax consequences.
You can avoid withdrawal charges and such possible adverse tax consequences by holding your certificate for the long-term and minimizing withdrawals.
Overview of the Certificate – What is the certificate, and what is it designed to do? Principal Risks – Suitability
Risks Associated with Investment Options
An investment in this certificate is subject to the risk of poor investment performance and can vary depending upon the performance of the underlying Funds you choose.
Each investment option (including any fixed account investment option) has its own unique risks. You should review the prospectuses for the available Funds before making an investment decision.
Principal Risks – Investment Risks General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds
Insurance Company Risks
An investment in the certificate is subject to the risks related to the Depositor (MassMutual). Any obligations (including under any fixed account investment option), guarantees, or benefits of the certificate are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available by calling (800) 665-2654 or by visiting www.MassMutual.com/ratings.
General Information About the Company, the Separate Account and the Underlying Funds – The Guaranteed Principal Account
Certificate Lapse
Your certificate could terminate (or lapse) if the Surrender Value becomes too low to support the certificate’s monthly charges. Factors that may cause your certificate to lapse include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. If your certificate lapses, you may be able to reinstate it. To reinstate your certificate, you must provide us certain written materials we require as well as a premium payment sufficient to keep the certificate In Force for three months after reinstatement. The death benefit will not be paid if the certificate has lapsed.
Principal Risks – Certificate Termination Certificate Termination and Reinstatement

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
Generally, you may transfer Account Value among the Separate Account Divisions and the Guaranteed Principal Account (GPA), subject to certain limitations.
  Transfers from the GPA to the Separate Account are limited to one per Certificate Year, and generally may not exceed 25% of your Account Value in the GPA (less any Certificate Debt).
  There is one exception to this rule. If you have transferred 25% of the GPA Value (less any Certificate Debt) for three consecutive years and you have not added any Net Premium or transferred amounts to the GPA during these three consecutive years, you may transfer the remainder of the GPA Value (less any Certificate Debt) out of the GPA in the succeeding Certificate Year.
  Transfers (including transfers through automated programs) cannot be processed during a Grace Period.
In addition, we reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict the transfer by the applicable Fund.
MassMutual also reserves the right to remove or substitute Funds as investment options that are available under the certificate.
Transfers General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds – Addition, Removal, Closure, or Substitution of Funds
Optional Benefits
Optional benefits, such as riders, may alter the benefits or charges under your certificate. Rider availability and benefits may vary by state of issue, and their election may have tax consequences. Riders may have restrictions or limitations. If you elect a particular rider, it may restrict or enhance the terms of your certificate, or restrict the availability or terms of other riders.
Other Benefits Available Under the Certificate

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the certificate.
  If you purchase the certificate through a qualified retirement plan, you do not receive any additional tax deferral.
  Withdrawals and partial surrenders are taxed as recovery of cost basis first and income second. Loans and collateral assignments are not taxable when taken. Any gain on your certificate is taxed as ordinary income. If your certificate becomes a Modified Endowment Contract (MEC), loans, collateral assignments, withdrawals, and other pre-death distributions will be taxed as income first and recovery of cost basis second. You may have to pay a penalty tax if you take a distribution before you attain age 59½.
Federal Income Tax Considerations

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling the certificate to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from us. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (certificate retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the certificate may help these registered representatives and their supervisors qualify for such benefits.
This conflict of interest may influence your registered representative to offer or recommend the certificate over another investment.
Other Information – Distribution
Exchanges
Some investment professionals may have a financial incentive to offer you the certificate in place of the one you own. You should only exchange your current life insurance policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the certificate rather than continue to own your existing life insurance policy.
N/A

Overview of the Certificate

What is the certificate, and what is it designed to do?
The MassMutual Strategic Group Variable Universal Life® II certificate is a variable life insurance policy that provides a death benefit. Certificates are available only to individuals who are members of a group, where the group sponsor such as an employer, sponsoring organization or trust is the owner of a group policy (Group Policy) issued by MassMutual. We refer to a group of certificates issued to individuals with a common employment or other non-insurance motivated relationship as a case (Case). We aggregate each individual in a Case for purposes of determining Issue Dates, Certificate Dates, and underwriting classification.
The Group Policy specifies the rights and privileges of the employer or Group Policy owner. The certificate is evidence of coverage under the Group Policy, and you may exercise all rights and privileges under the certificate through the employer or Group Policy owner. After termination of the employment or other relationship or if the employer is no longer sponsoring the program, you may exercise all rights and privileges directly with us.
In this prospectus, we refer to the following coverage types:

•	Basic coverage – this refers to coverage that is paid for by the employer or Group Policy owner.

•	Supplemental coverage – this refers to coverage that is paid for by the Certificate Owner and is issued in addition to basic coverage. Additional underwriting may be required for this coverage.

•
Voluntary coverage – this refers to coverage that is paid for by the Certificate Owner and is issued when no basic coverage is being provided by the employer or Group Policy owner. Underwriting is required for this coverage.

The certificate is designed to allow you to fund your life insurance needs through investment in a Guaranteed Principal Account (GPA) and one or more of the variable investment divisions of the Massachusetts Mutual Variable Life Separate Account I (Separate Account). The certificate allows you to allocate your Net Premiums and Account Value among the various investment choices. Your Account Value will vary based on performance of the investment choices you select and the fees and charges under the certificate. In exchange for your premium payments, upon the death of the Insured, we will pay the Beneficiary a death benefit when the Insured dies while the certificate is In Force. You can select one of the two death benefit options available under the certificate. Subject to certain limitations, you can change the death benefit option you selected.
Variable life insurance is designed to help meet long-term insurance needs. It is not suitable as a vehicle for short-term savings. You should not purchase the certificate if you will need the premium payments in a short period of time. The certificate is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Separate Account Divisions. You should consider your need for cash, time horizon for investment and financial goals before submitting an application to purchase the certificate. You may want to consult your financial or tax adviser.

How are premium payments treated under the certificate?
The frequency of premium payments is selected by your employer and can be one month, one calendar quarter, a six month period, or one year. You and your employer decide the amount of premiums you intend to pay (i.e., the ‘‘Planned Premium’’). The Planned Premium frequency selected by the employer forms the basis for the billing cycle for your certificate. If you become disassociated from your employer or if your employer no longer sponsors the program, you may elect to continue the certificate on your own. In certain states, you also have the right to convert the certificate to a term life insurance policy. Please see ‘‘Appendix F – State Variations of Certain Certificate Features.”
There is no penalty if the employer does not pay the Planned Premium; however, if the employer does not pay the Planned Premium by the premium notice due date, we will deduct that amount from your Account Value. Payment of the Planned Premium does not guarantee coverage for any period of time. Even if the employer pays Planned Premiums, the certificate terminates if the Account Value less any Certificate Debt becomes insufficient to pay monthly charges and the Grace Period expires without sufficient payment.
While your certificate is In Force, you may pay premiums at any time before the death of the Insured subject to certain restrictions. Except for the Minimum Initial Premium, so long as you have sufficient Account Value to keep the certificate In Force, there are no required premium payments under the certificate.
When a premium payment is received in Good Order, we deduct a premium load charge to generally cover taxes and acquisition expenses, and the remaining amount, known as the Net Premium, is allocated among the Separate Account Divisions and the GPA according to your current allocation instructions. You may allocate Net Premiums to a maximum of 25 Separate Account Divisions and the GPA at any time. However, we reserve the right to limit the number of Separate Account Divisions to which you can allocate your premiums if the limitation is necessary to protect your certificate status as life insurance under federal tax law.
Investments in your certificate’s Separate Account Divisions are held in an account separate from the general assets of the Company. We have established a segment within the Separate Account to receive and invest premium payments for the Strategic Group Variable Universal Life II certificates. Currently, the Strategic Group Variable Universal Life II segment is divided into over 40 Separate Account Divisions. Each Separate Account Division purchases shares in a corresponding Fund. Information about each corresponding Fund is provided at the back of this prospectus. Please see ‘‘Appendix A – Funds Available Under the Certificate.’’
Net Premium and Account Value allocated to the GPA become part of the Company’s General Investment Account, which supports life insurance and annuity obligations, and are dependent on the Company’s financial strength and claims-paying ability. You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Certificate Debt, will earn interest at a minimum rate of 1% per year. We may credit a higher rate at our discretion.
Federal law, such as the Internal Revenue Code of 1986, as amended (IRC), places restrictions on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. In order for the certificate to meet the IRC guidelines, the certificate must qualify as a ‘‘life insurance contract’’ under either the Cash Value Accumulation Test or Guideline Premium Test – as chosen by the Group Policy owner. To maintain its status as a ‘‘life insurance contract’’ we will monitor the certificate for compliance with the limits established by the IRC. In any Certificate Year, we reserve the right to take any action we deem necessary to maintain the status of the certificate, including the right to refuse or refund premium or distribute a portion of your Account Value.

What are the primary features and options that the certificate offers?

•
Choice of Death Benefit Options. The certificate offers a choice of two death benefit options – a Level Option and a Return of Account Value Option. Please see the “Death Benefit” section  for more information.

•
Investment Options. You can choose to allocate your Net Premium payments and Account Value among various investment choices. Your choices include the Separate Account Divisions, each of which invests in an underlying Fund, and the Guaranteed Principal Account (GPA).

•
Surrenders and Withdrawals. You may surrender your certificate, and we will pay you its Surrender Value and your certificate will terminate. You may also withdraw a part of the Surrender Value. A withdrawal reduces your Account Value, may reduce the Total Selected Face Amount of the certificate, and may increase the risk that the certificate will terminate or lapse. Surrenders and withdrawals may have adverse tax consequences.

•
Loans. You may take a loan on the certificate once your certificate has been In Force for six months. The certificate secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your certificate may terminate or lapse. Interest charges will apply.

•
Transfers. Generally, you may transfer funds among the Separate Account Divisions and the GPA, subject to certain limitations. We also offer two automated transfer programs: Automatic Account Value Transfer and Automated Account Re-balancing.

•	Assignability. Subject to our approval, you may generally assign the certificate as collateral for a loan or other obligation.

•	Tax Treatment. You are generally not taxed on the certificate’s earnings until you withdraw Account Value from your certificate. This is known as tax deferral.

•
Additional Rider Benefits. There are a number of additional benefits you may add to your certificate by way of riders. The riders available with this certificate are listed in the “Other Benefits Available Under the Certificate”  section. The Group Policy owner determines which riders are attached to all certificates for that group. An additional charge may apply if you elect a rider.

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the certificate. Please refer to your certificate’s specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you buy the certificate, surrender or make withdrawals from the certificate, transfer cash value between investment options, or exercise certain rider options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Load Charge(1)	When you pay premium	Maximum:	10.00% of each premium payment
		Current:	3.00% of each premium payment
Withdrawal Charge	When you withdraw a portion of your Account Value from the certificate	Maximum:	2.00% of the amount withdrawn, not to exceed $25 per withdrawal
		Current:	2.00% of the amount withdrawn, not to exceed $25 per withdrawal
Transfer Charge	Upon each transfer after the first twelve transfers in a Certificate Year	Maximum:	$10 per transfer
		Current:	$0 per transfer
Accelerated Benefits for Terminal Illness Rider	Upon request for the Accelerated Benefits	Maximum:	$250
		Current:	$0
Overloan Protection Rider	Once, upon activation of rider	Maximum:	3.71% of Account Value(2)
		Minimum:	0.33% of Account Value(2)
		Representative Insured: Age 80	3.19% of Account Value(2)
Accelerated Death Benefit for Chronic Illness Rider(3)	Upon request for the Chronic Care Benefit payment	Maximum:	36.00%(4)
		Maximum:	18.00-36.00%(4)
(1)	The Premium Load Charge may vary by employer group depending on: (1) the group enrollment procedures selected by the employer; (2) the total group premium paid by the employer; and (3) the size of the employer group.
(2)	The charge is assessed once at the time the Overloan Protection Rider is activated. The applicable percentage of Account Value varies by Attained Age, 75–99. Please see ‘‘Overloan Protection Rider’’ in the ‘‘Other Benefits Available Under the Certificate’’ section for the applicable percentages.
(3)	Available only for Group Policies issued in Ohio on or after January 1, 2021.
(4)	The cost for exercising the Chronic Care Benefit is based on the age of the Insured on the date we approve the Chronic Care Benefit payment and is a percentage of either the Maximum Acceleration Amount if Benefit Option 1 is elected or the Annual Eligible Amount if Benefit Option 2 is elected.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the certificate, not including Fund fees and expenses.
For Certificates Issued After December 31, 2019

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Certificate Charge:
Cost of Insurance Charge(1)(2)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$59.52 per $1,000 of Insurance Risk
		Minimum:	$0.05 per $1,000 of Insurance Risk
		Current:	$0.05–$29.00 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Death Benefit Option A(3)	$0.08 per $1,000 of Insurance Risk
Mortality & Expense Risk Charge(4)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	1.00% of the certificate’s Variable Account Value on an annual basis
		Current:	0.75% of the certificate’s Variable Account Value on an annual basis
Loan Interest Rate Expense Charge(5)	Daily, if there is Certificate Debt	Maximum:
		Certificate Year 1–20:	3.00% of loaned amount annually
		Certificate Year 21+:	2.50% of loaned amount annually
Current:
		Certificate Year 1–20:	1.00% of loaned amount annually
		Certificate Year 21+:	0.50% of loaned amount annually
Optional Benefit Charges:
Accidental Death Benefit Rider	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$0.025 per $1,000 of rider coverage
		Minimum:	$0.025 per $1,000 of rider coverage
Children’s Level Term Insurance Rider	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$4.50
		Current:	$4.50
Spouse Level Term Insurance Rider(6)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$0.78 per $1,000 of rider coverage
		Minimum:	$0.06 per $1,000 of rider coverage
		Representative Insured: Age 45(7)	$0.12 per $1,000 of rider coverage

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Waiver of Monthly Charges Rider(8)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$11.98 per $100 of Monthly Deduction(9)
		Minimum:	$4.55 per $100 of Monthly Deduction(9)
		Representative Insured: Age 45	$10.29 per $100 of Monthly Deduction(9)
(1)	The cost of insurance charge rates may vary based on a number of factors, including but not limited to, the Insured’s age, coverage type (mandatory, supplemental, voluntary only), risk classification, selected face amount, group rating and portability status. Thus, the cost of insurance charge shown in the above table may not be representative of the charge that a particular Certificate Owner will pay. For more information on the cost of insurance charge rates for Portable Certificates, please see ‘‘Cost of Insurance Charge’’ in the ‘‘Monthly Charges Against the Account Value’’ section. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 548-0073. Please see ‘‘Transaction Charges’’ in the ‘‘Charges and Deductions’’ section.
(2)	The maximum cost of insurance charge rates are based on 150% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, Unisex (80% Male) and Composite Table. The cost of insurance charges are deducted from the GPA. If the value in the GPA is less than the charges, the deficiency will be deducted proportionately from the then current Account Values in the Separate Account Divisions.
(3)	The rates shown for ‘‘representative insured’’ are first year rates for employer paid coverage only (also known as mandatory coverage). Rates for supplemental coverage for the 1st year (for a 45 year old) are $0.11 (Current Amount Deducted) and $0.29 (Maximum Amount Deducted). The rates for voluntary only coverage for the 1st year (for a 45 year old) are $0.12 (Current Amount Deducted) and $0.29 (Maximum Amount Deducted). For Portable Certificates, please see ‘‘Cost of Insurance Charge’’ in the ‘‘Monthly Charges Against the Account Value’’ section.
(4)	The mortality & expense risk charge is deducted proportionately from the then current Account Values in the Separate Account Divisions.
(5)	We charge interest on certificate loans that you may choose to take, but we also credit interest on the Account Value we hold as collateral on certificate loans. The loan interest rate expense charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.
(6)	The Spouse Level Term Insurance Rider charges vary based on the individual characteristics of the Insured spouse. The rider charges may not be representative of the charges that a particular Certificate Owner will pay. If you would like information on the Spouse Level Term Insurance Rider charges for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 548-0073.
(7)	The rates shown for the ‘‘representative insured’’ are first year rates only.
(8)	The charges for the Waiver of Monthly Charges Rider vary by age. The rider charges may not be representative of the charges that a particular Certificate Owner will pay. If you would like information on the charges for your particular situation for the Waiver of Monthly Charges Rider, you can request a personalized illustration from your registered representative, or by calling our Administrative Office at (800) 548-0073.
(9)	The certificate’s ‘‘Monthly Deduction’’ is the sum of the following current monthly charges: (a) cost of insurance charge for the base coverage, (b) cost of insurance charge for the supplemental coverage (if applicable), and (c) any applicable rider charges.

For Certificates Issued On or Before December 31, 2019

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Certificate Charge:
Cost of Insurance Charge(1)(2)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$51.77 per $1,000 of Insurance Risk
		Minimum:	$0.05 per $1,000 of Insurance Risk
		Current:	$0.05–$51.77 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Death Benefit Option A(3)	$0.08 per $1,000 of Insurance Risk
Mortality & Expense Risk Charge(4)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	1.00% of the certificate’s Variable Account Value on an annual basis
		Current:	0.75% of the certificate’s Variable Account Value on an annual basis
Loan Interest Rate Expense Charge(5)	Daily, if there is Certificate Debt	Maximum:
		Certificate Year 1–20:	3.00% of loaned amount annually
		Certificate Year 21+:	2.50% of loaned amount annually
Current:
		Certificate Year 1–20:	1.00% of loaned amount annually
		Certificate Year 21+:	0.50% of loaned amount annually
Optional Benefit Charges:
Accidental Death Benefit Rider	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$0.025 per $1,000 of rider coverage
		Minimum:	$0.025 per $1,000 of rider coverage
Children’s Level Term Insurance Rider	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$4.50
		Current:	$4.50
Spouse Level Term Insurance Rider(6)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$0.78 per $1,000 of rider coverage
		Minimum:	$0.06 per $1,000 of rider coverage
		Representative Insured: Age 45(7)	$0.12 per $1,000 of rider coverage

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Waiver of Monthly Charges Rider(8)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$11.98 per $100 of Monthly Deduction(9)
		Minimum:	$4.55 per $100 of Monthly Deduction(9)
		Representative Insured: Age 45	$10.29 per $100 of Monthly Deduction(9)
(1)	The cost of insurance charge rates may vary based on a number of factors, including but not limited to, the Insured’s age, coverage type (mandatory, supplemental, voluntary only), risk classification, selected face amount, group rating and portability status. Thus, the cost of insurance charge shown in the above table may not be representative of the charge that a particular Certificate Owner will pay. For more information on the cost of insurance charge rates for Portable Certificates, please see ‘‘Cost of Insurance Charge’’ in the ‘‘Monthly Charges Against the Account Value’’ section. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 548-0073. Please see ‘‘Transaction Charges’’ in the ‘‘Charges and Deductions’’ section.
(2)	The maximum cost of insurance charge rates are based on 150% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, Unisex (80% Male) and Composite Table. The cost of insurance charges are deducted from the GPA. If the value in the GPA is less than the charges, the deficiency will be deducted proportionately from the then current Account Values in the Separate Account Divisions.
(3)	The rates shown for ‘‘representative insured’’ are first year rates for employer paid coverage only (also known as mandatory coverage). Rates for supplemental coverage for the 1st year (for a 45 year old) are $0.11 (Current Amount Deducted) and $0.29 (Maximum Amount Deducted). The rates for voluntary only coverage for the 1st year (for a 45 year old) are $0.12 (Current Amount Deducted) and $0.29 (Maximum Amount Deducted). For Portable Certificates, please see ‘‘Cost of Insurance Charge’’ in the ‘‘Monthly Charges Against the Account Value’’ section.
(4)	The mortality & expense risk charge is deducted proportionately from the then current Account Values in the Separate Account Divisions.
(5)	We charge interest on certificate loans that you may choose to take, but we also credit interest on the Account Value we hold as collateral on certificate loans. The loan interest rate expense charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.
(6)	The Spouse Level Term Insurance Rider charges vary based on the individual characteristics of the Insured spouse. The rider charges may not be representative of the charges that a particular Certificate Owner will pay. If you would like information on the Spouse Level Term Insurance Rider charges for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 548-0073.
(7)	The rates shown for the ‘‘representative insured’’ are first year rates only.
(8)	The charges for the Waiver of Monthly Charges Rider vary by age. The rider charges may not be representative of the charges that a particular Certificate Owner will pay. If you would like information on the charges for your particular situation for the Waiver of Monthly Charges Rider, you can request a personalized illustration from your registered representative, or by calling our Administrative Office at (800) 548-0073.
(9)	The certificate’s ‘‘Monthly Deduction’’ is the sum of the following current monthly charges: (a) cost of insurance charge for the base coverage, (b) cost of insurance charge for the supplemental coverage (if applicable), and (c) any applicable rider charges.
All of the monthly charges listed in the tables above are deducted proportionately from the then current Account Values in the Separate Account and the GPA (unless you direct us to deduct monthly charges from one Separate Account Division or from the GPA). The mortality and expense risk charge is deducted from the assets of the Separate Account only.
The next table shows the minimum and maximum total operating expenses charged by any of the Funds in which your Separate Account Divisions invest that you may pay periodically during the time that you own the certificate. A complete list of Funds in which the Separate Account Divisions invest, including their annual expenses, may be found at the back of this document in Appendix A. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses	Minimum	Maximum
Range of total annual fund operating expenses including management fees, distribution and/or service (12b-1) fees and other expenses.(1)	0.44%	1.49%
(1)	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

Principal Risks
Investment Risks
The value of your certificate will fluctuate with the performance of the Separate Account Divisions you select. Your Separate Account Divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any Account Value invested in the Separate Account Divisions. It is possible you could lose your entire investment.
The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the Funds underlying the Separate Account Divisions may be found in that Fund’s prospectus. You should read the Fund’s prospectus carefully before investing.
Suitability
Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the certificate if you will need the premium payment in a short period of time. We may restrict short-term investment strategies.
Withdrawals
A withdrawal will reduce your certificate’s Account Value by the amount withdrawn. In addition, we impose a withdrawal charge whenever you withdraw a portion of your Account Value. If the certificate’s Surrender Value is reduced to a point where it cannot meet a monthly deduction, your certificate may terminate. A withdrawal may also reduce your certificate’s Total Selected Face Amount and may have adverse tax consequences.
Loans
Taking a loan from your certificate has several risks: (1) it may increase the risk that your certificate will terminate; (2) it will have a permanent effect on your certificate’s Surrender Value; (3) it may increase the amount of premium needed to keep the certificate In Force; (4) it will reduce the death benefit proceeds; and (5) it has potential adverse tax consequences.
Certificate Termination
Your certificate could terminate if the Surrender Value becomes too low to support the certificate’s monthly charges. Factors that may cause your certificate to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Poor investment performance of the Funds selected by the Certificate Owner and the deduction of certificate fees and monthly charges may result in termination of the certificate, even if all Planned Premiums are timely paid. No death benefit or other benefits under the certificate will be paid once the certificate terminates.
Limitations on Access to Account Value

•	Withdrawals are not available in the first Certificate Year.

•
If necessary, we will reduce your certificate’s Supplemental Selected Face Amount and the Base Selected Face Amount upon withdrawal to prevent an increase in the net amount at risk, unless you provide us with satisfactory evidence of insurability.

•	There may be little to no cash value available for loans and withdrawals in the certificate’s early years.

•	The minimum withdrawal amount is $500. A withdrawal charge equal to the lesser of 2% of the amount of the withdrawal or $25 will be deducted from the amount of the withdrawal.

Insurance Company Insolvency
It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise that exceed the value of the assets in the Separate Account.

Adverse Tax Consequences
Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your certificate may become a “Modified Endowment Contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC certificate are taxed as income first and recovery of cost basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a 10% penalty tax. Existing tax laws that benefit this certificate may change at any time.
Certificate Charge Increase
We have the right to increase certain certificate  and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a certificate or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your certificate  In Force. We will notify the Certificate Owner  of any such changes through a prospectus supplement.
Cybersecurity and Certain Business Continuity Risks
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition. For additional detail regarding cybersecurity and related risks, please see “Other Information – Computer System, Cybersecurity, and Service Disruption Risks” in this prospectus.
General Information about the Company, the Separate Account and the Underlying Funds
The Company
MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.
MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.
The Guaranteed Principal Account
Net Premium and Account Value you allocate to the GPA become part of the General Investment Account of the Company. Subject to applicable law, the Company has sole discretion over the assets in its General Investment Account. The assets of our General Investment Account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use General Investment Account assets for many purposes including to pay death benefits, withdrawals, surrenders, certificate loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your Variable Account Value allocated to the Separate Account. We refer to our ability to meet any contractual obligations as our claims-paying  ability.

It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this certificate. For this reason, when purchasing a certificate and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the certificate.
The General Investment Account has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the General Investment Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the General Investment Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.
You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Certificate Debt, will earn interest at a minimum rate of 1% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on your certificate’s Monthly Calculation Date. You bear the risk that no higher rates of interest will be credited.
For amounts in the GPA equal to any Certificate Debt, the guaranteed minimum interest rate per year is the greater of:

•	1%; or

•	the certificate loan rate less the maximum loan interest rate expense charge.

You may obtain interest rate information for the GPA, including the loaned portion and the non-loaned portion, by calling our Administrative Office.
The Separate Account
The part of your premium that you invest in your certificate’s Separate Account Divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the ‘‘Separate Account.’’ The Company owns the assets in the Separate Account. The Separate Account will purchase equivalent shares in the corresponding Funds. Any death benefits, withdrawals, surrenders, certificate loans, or transfers of Account Value from the Separate Account Divisions will be redeemed from the corresponding Funds.
We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the SEC as a unit investment trust under the 1940 Act.
The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, and losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.
We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the certificates. We may, however, transfer to our General Investment Account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the Strategic Group Variable Universal Life II certificates.
We have established a segment within the Separate Account to receive and invest premium payments for the Strategic Group Variable Universal Life II certificates. Currently, the Strategic Group Variable Universal Life II segment is divided into over 40 Separate Account Divisions. Each Separate Account Division purchases shares in a corresponding Fund. The underlying Funds are listed in Appendix A. Please see ‘‘Appendix A – Funds Available Under the Certificate.’’
Some of the Funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The Funds offered in the certificate, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.
Certificate Owners do not invest directly into the underlying Funds. Instead, they invest in the Separate Account Divisions which then purchase shares of the corresponding underlying Fund. The Separate Account owns the Fund shares; the Company owns the Separate Account.

We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and make certain material changes to the structure and operation of the Separate Account, including, among other things to:

•	create new Separate Account Divisions;

•	create new segments of the Separate Account for any new variable life insurance products we create in the future;

•	eliminate Separate Account Divisions;

•	close existing Separate Account Divisions to allocations of new premium payments by current or new Certificate Owners;

•	combine the Separate Account or any Separate Account Divisions with one or more different separate accounts or Separate Account Divisions;

•
transfer the assets of the Separate Account or any Separate Account Division that we may determine to be associated with the class of contracts to which the certificate belongs to another separate account or Separate Account Division;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required;

•	change the name of the Separate Account;

•
establish a charge against the Separate Account to recover any future federal tax liability in the event that the gains on the Net Investment Experience of the Separate Account become subject to federal income tax; and

•	increase the charges assessed against the Separate Account, provided, however, that the charges will not exceed the maximum charges identified in the fee tables.

Underlying Funds
We do not recommend or endorse any particular Fund and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. Information regarding each Fund, including (i) its name; (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.); (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in Appendix A to this prospectus. Please see “Appendix A – Funds Available Under the Certificate.” In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you. Each Fund has issued a prospectus that contains more detailed information about the Fund. After you select Funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in your certificate Account Value resulting from the performance of the Funds you have chosen. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/SGVULII. You can also request this information at no cost by calling (800) 548-0073 or sending an email request to LCMClientServices@MassMutual.com.
Addition, Removal, Closure, or Substitution of Funds
We do not guarantee that each Fund will always be available for investment through the certificate. We have the right to change the Funds offered through the certificate, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain Certificate Owners. Examples of possible changes include: adding new Funds or Fund classes, removing existing Funds or Fund classes, closing existing Funds or Fund classes, or substituting a Fund with a different Fund. New or substitute Funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a Separate Account Division  without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your certificate belongs.
Conflicts of Interest
The Funds available with this certificate may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Certificate Owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect Certificate Owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other Funds.
Compensation We Receive from Funds, Advisers and Sub-Advisers
Compensation We Receive from Funds
We and certain of our affiliates receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a Fund’s assets and may be as much as 0.25% of the average net assets of an underlying Fund that are attributable to the variable annuity and variable life insurance products issued by us and certain of our insurance affiliates that offer the particular Fund. An investment in a Fund with a 12b-1 fee will increase the cost of your investment in this certificate.
Compensation We Receive from Advisers and Sub-Advisers
We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the certificate, and providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to variable contracts issued by the variable annuity or variable life insurance products offered by us or certain of our insurance affiliates. These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.
The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Certificate Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (please see the Funds’ prospectuses for additional information).
In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain Funds so that the adviser and sub-adviser can participate in sales meetings conducted by us. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their Funds.
For a list of the Funds whose advisers currently pay such compensation, visit www.MassMutual.com/privacy-policy/compensation-arrangements or call our Administrative Office.
Compensation and Fund Selection
When selecting the Funds that will be available with the certificate, we consider each Fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the Funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant, and we may profit from this compensation. Additionally, we offer certain Funds through the certificate at least in part because they are managed by an affiliate.
Voting Rights
We are the legal owner of the Fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the Funds supporting the certificate. This right is limited to the extent you are invested in those Separate Account Divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. The shares held in the name of the Company and its affiliates will also be proportionally voted. This process may result in a small number of Certificate Owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.
Your right to instruct us is based on the number of shares of the Funds attributable to your certificate. The number of shares of any Fund, attributable to your certificate, is determined by dividing the Account Value held in that Separate Account Division by $100.
Fractional votes are counted.
We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available Funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund’s objectives and purpose. If we disregard Certificate Owner  voting instructions, we will advise Certificate Owners of our action and the reasons for such action.
Charges and Deductions
This section describes the charges and deductions we make under the certificate to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.
In addition, the Funds pay operating expenses that are deducted from the assets of the Funds. For more information about these expenses, please see the individual Fund prospectuses.
Transaction Charges
Premium Load Charge
We deduct a premium load charge from your premium for federal and state taxes, where applicable, and the expenses related to the sale and distribution of the certificates. The premium load charge varies for each employer group depending on:

•	group enrollment procedures selected by the employer;

•	total group premium paid by the employer; and

•	the size of the employer group.

We may increase or decrease the current premium load charge; however, it will never exceed the maximum premium load charge which is 10% of each premium.
The amount of the premium load charge in a Certificate Year is not necessarily related to our actual sales expenses for that particular year nor is it necessarily related to the amount of state taxes applicable. To the extent that our sales expenses and state taxes are not covered by the premium load charge, they will be recovered from our surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge.
Example:

Assume that you make a premium payment of $1,000. The current premium load charge is 3% of each premium payment. Therefore, your premium load charge will be $30 (3% x $1,000).
Transfer Charge
We currently allow you to make 12 transfers each Certificate Year free of charge. We reserve the right to assess a charge for transfers if there are more than 12 in a Certificate Year. The charge will not exceed $10 for each additional transfer. We will deduct any transfer charge from the amount being transferred. If imposed, the fee will reimburse us for processing the transfer.
For purposes of assessing a transfer charge, we consider all transfers made on one Valuation Date to be one transfer. We consider all transfers made in connection with Automated Account Value Transfer, and all transfers made in connection with Automated Account Re-balancing, as one transfer per Certificate Year. Transfers made in connection with loans, however, do not count as transfers for the purpose of assessing a transfer charge. Please see the ‘‘Certificate  Transactions’’ section.
Withdrawal Charge
If you make a withdrawal from your certificate, we deduct a charge of up to 2% of the money you withdraw. This charge will not exceed $25 for each withdrawal. This fee is guaranteed not to increase for the duration of the certificate. We will deduct the withdrawal charge from the amount withdrawn. This charge reimburses us for processing the withdrawal.

Surrender Charges
There are no surrender charges.
Rider Processing Fee
We will assess a one-time processing fee at the time you exercise either the Accelerated Benefits for Terminal Illness Rider or the Overloan Protection Rider. The maximum processing fee for the Accelerated Benefits for Terminal Illness Rider is $250 (the fee may vary by state, but will not exceed $250). The fee for the Accelerated Benefits for Terminal Illness Rider is deducted from the accelerated benefit payment and will reduce the amount you receive. The one-time fee to exercise the Overloan Protection Rider is equal to the Account Value multiplied by a percentage which varies by the Insured’s Attained Age at the time the rider is exercised but will not exceed 3.71%. The fee is deducted from the Account Value at the time the Overloan Protection Rider is exercised.
Periodic Charges
Loan Interest Rate Expense Charge
We assess a loan interest rate expense charge against certificates with outstanding loan balances. This charge represents the difference between the interest we charge on certificate loans and the interest we credit on the cash value we hold as collateral for certificate loans. The loan interest rate minus the loan interest expense charge is the interest rate we use to credit interest to the loaned portion of the GPA. This charge reimburses us for the ongoing expense of administering the loan.
For Certificate Years 1 through 20, the maximum loan interest rate expense charge is 3% and the current loan interest rate expense charge is 1%. For Certificate Years 21 and greater, the maximum loan interest rate expense charge is 2.50% and the current loan interest rate expense charge is 0.50%. We reserve the right to increase the loan interest rate expense charge in order to ensure your loan is not treated as a taxable distribution under federal income tax rules, which may change over time.
Monthly Charges Against the Account Value
The following charges are deducted from the Account Value on each Monthly Calculation Date.
The Monthly Calculation Date is the date on which monthly charges for the certificate are due. The first Monthly Calculation Date is the Certificate Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.
Your certificate’s Monthly Calculation Date will be listed in the certificate’s specifications pages.
The mortality and expense risk charge will be deducted pro-rata from the Separate Account Divisions according to the Account Value in each Separate Account Division. All other monthly charges will be deducted from the GPA on each Monthly Calculation Date. If the value in the GPA is less than these other monthly charges, then we will deduct the deficiency from the Separate Account pro rata according to the Account Value in the Separate Account Divisions.
Mortality and Expense Risk Charge
The mortality and expense risk charge imposed is a percentage of the certificate’s Account Value held in the Separate Account. The maximum percentage is 1% and the current percentage is 0.75%.
The charge is deducted from your Account Value allocated to the Separate Account Divisions but not from the GPA.
This charge compensates us for the mortality and expense risks we assume under the certificates and for acquisition costs. The mortality risk we assume is that the group of lives insured under our certificates may, on average, live for shorter periods of time than we estimated, and as a result, the cost of insurance charges will be insufficient to meet actual claims.
The expense risk we assume is that our costs of issuing, distributing and administering the certificates will exceed the charges collected.
If all the money we collect from this charge is not needed to cover death benefits and expenses, it will be our gain. We will use this gain for any purpose, including payment of sales commissions. If the money we collect is insufficient, we will still pay all valid claims and expenses.

Cost of Insurance Charge
The cost of insurance charge reimburses us for providing you with life insurance protection. We determine the cost of insurance charge separately for the Base and Supplemental Selected Face Amounts. We expect to profit from this charge and may use these profits for any lawful purpose. We deduct a cost of insurance charge based on your certificate’s Insurance Risk. Insurance Risk is a liability of the insurance company and is equal to the difference between the death benefit and the Account Value. This charge is deducted first from the GPA until the Account Value in the GPA is exhausted. Any remaining charge not deducted from the GPA will be deducted from the Separate Account Divisions in proportion to the value in each as of the date of the deduction.
The maximum cost of insurance charge rates associated with your certificate are shown in the certificate specifications pages.

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For Certificates Issued After December 31, 2019: These rates are calculated using 150% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, Unisex (80% male) and Composite Table.

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For Certificates Issued On or Before December 31, 2019: These rates are calculated using 150% of the ultimate 2001 Commissioners’ Standard Ordinary (2001 CSO), Age-Last Birthday, Unisex (80% male) and Composite Table.

We may charge less than the maximum monthly insurance charges shown in the table(s). In this case, the monthly insurance charge rates will be based on a number of factors, including but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, and future profits. Any change in these charges will apply to all individuals in the same class.
Your certificate’s actual or current cost of insurance charge rates are based on the Insured’s issue age and the rate classification to which the certificate belongs. Rate classification is based on risk classification and group rating (including whether coverage is mandatory or voluntary). Within a rate classification, cost of insurance charge rates generally increase as the Insured’s age increases and may vary with the number of years coverage has been In Force, the group’s status and whether the Insured continues to be employed by or associated with the sponsoring employer or group.
For certificates where the Insured is no longer employed by or associated with the sponsoring employer or group (Portable Certificate), the applicable cost of insurance rate for basic (i.e. employer-paid) coverage will vary as described below.
Any changes to the applicable cost of insurance rate will take effect on the Certificate Anniversary date on or next following the Portability Date (the Valuation Date on which we are notified that the Insured’s employment or association with the sponsoring group has terminated).

•
For Certificates Issued After December 31, 2019: The applicable cost of insurance rates will vary each year based on the Insured’s Attained Age and the number of Certificate Years from the Portability Date. The cost of insurance rates for these Portable Certificates will generally be 110% to 190% higher than the cost of insurance rates applicable to Insureds who are still employed by or associated with the sponsoring employer or group.

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For Certificates Issued On or Before December 31, 2019: The applicable cost of insurance rates will vary based on the certificate’s funding ratio as of the Portability Date. The funding ratio is defined as the Account Value divided by the Base Selected Face Amount. Certificates with a funding ratio greater than or equal to a predefined threshold will continue to be subject to the same cost of insurance rates as those applicable to Insureds who are still employed by or associated with the sponsoring employer or group. These predefined thresholds vary by issue age and range from 3.66% to 12.85%. The cost of insurance rates for certificates with funding ratios below these predefined thresholds will increase, starting on the Certificate Anniversary on or next following the Portability Date.

How the Cost of Insurance Charge is Calculated
We calculate the cost of insurance charge on the first day of each certificate month by multiplying the current cost of insurance charge rate by a discounted Insurance Risk. The discounted Insurance Risk is the difference between:

•	The amount of death benefit available on that date, under the death benefit option in effect, divided by one plus the monthly equivalent of the minimum annual interest rate for the GPA; and

•	The Account Value at the beginning of the certificate month before the monthly insurance charge is due.

The following steps describe how we calculate the cost of insurance charge for your certificate.

Step 1: We calculate the Account Value after all additions and deductions other than the deduction of the cost of insurance charge and any rider charges.

Step 2: To calculate the cost of insurance charge attributable to the Base Selected Face Amount:

(a)	The amount of the death benefit attributable to the Base Selected Face Amount will be the greater of

(i)	the Base Selected Face Amount if Death Benefit Option A is in effect or the Base Selected Face Amount plus Account Value, as computed in Step 1 above, if Death Benefit Option B is in effect and

(ii)	the Minimum Death Benefit. The Minimum Death Benefit used here is based on the Account Value computed in Step 1 above.

(b)	We divide the amount of the death benefit determined in Step 2(a) above by an amount equal to 1 plus the monthly equivalent (expressed as a decimal fraction) of the minimum annual interest rate for the GPA (1%).

(c)	We subtract the Account Value, as computed in Step 1 above, from the amount of benefit for the Base Selected Face Amount determined in Step 2(b) above. The result is the discounted Insurance Risk for the Base Selected Face Amount.

Step 3: We multiply the discounted Insurance Risk (determined in Step 2) by the cost of insurance charge rate.

Step 4: To calculate the cost of insurance charge attributable to the Supplemental Selected Face Amount:

(i)	The amount of benefit attributable to the Supplemental Selected Face Amount will be the Supplemental Selected Face Amount reduced by (but not to less than zero) the excess, if any, of the Minimum Death Benefit over: for Death Benefit Option A, the Base Selected Face Amount; or for Death Benefit Option B, the Base Selected Face Amount plus the certificate’s Account Value as computed in Step 1 above. The Minimum Death Benefit used here is based on the Account Value computed in Step 1 above.

(ii)	We divide the amount of benefit determined in Step 4(a) above by an amount equal to 1 plus the monthly equivalent (expressed as a decimal fraction) of the minimum annual interest rate for the GPA (1%). The result is the discounted Insurance Risk for the Supplemental Selected Face Amount.

Step 5: We multiply the discounted Insurance Risk (determined in Step 4) by the cost of insurance charge rate.

Step 6: We add the Base Selected Face Amount cost of insurance charge calculated in Step 3 above to the Supplemental Selected Face Amount cost of insurance charge calculated in Step 5 above. This amount is your monthly cost of insurance charge.

Additional Information about the Cost of Insurance Charge
We will apply any changes in the cost of insurance charges in a manner not unfairly discriminatory to Certificate Owners. No change in insurance classification or cost will occur on account of deterioration of the Insured’s health after we issue the certificate.
Because your Account Value and death benefit may vary from month to month, your cost of insurance charge may also vary on each Monthly Calculation Date. The cost of your insurance depends on the amount of the Insurance Risk on your certificate. Factors that may affect the Insurance Risk include:

•	the amount and timing of premium payments;

•	investment performance;

•	fees and charges assessed;

•	rider charges;

•	withdrawals;

•	certificate loans;

•	changes to the Base and/or Supplemental Selected Face Amount; and

•	changes to the death benefit option.

Rider Charges
You can obtain additional benefits by applying for riders on your certificate. The purpose of the charge for these riders is to compensate us for the anticipated cost of providing the additional benefits. More information regarding the riders’ charges can be found below, under “Other Benefits Available Under the Certificate” heading.
Reduction of Charges
We may reduce or eliminate certain charges (premium load charge, cost of insurance charge, or other charges) where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain groups, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	the number of Insureds;

•	the total premium expected to be paid;

•	total assets under management for the Group Policy owner;

•	the nature of the relationship among individual Insureds;

•	the purpose for which the certificates are being purchased;

•	the expected persistency of individual certificates; and

•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Certificate Owners which reflects differences in costs of services.
Any reduction in charges may be discontinued after termination of employment or other relationship or if the employer is no longer sponsoring the program.
Certificate Owner, Insured, Beneficiary
Certificate Owner
The Certificate Owner is the person who will generally make the choices that determine how the certificate operates while it is In Force. You name the Certificate Owner in the application. However, the Certificate Owner may be changed by Written Request received in Good Order at our Administrative Office while the certificate is In Force; therefore, the Certificate Owner is the person we have listed as such in our records. Generally, the change of Certificate Owner will take effect as of the date the Written Request is signed. Generally, you may not change the Certificate Owner without our approval. Please see ‘‘Appendix F – State Variations of Certain Certificate Features.’’ We will refuse or accept any requested change of Certificate Owner on a non-discriminatory basis. Please see your certificate. Each change will be subject to any payment we made or other action we took before receiving the Written Request.
The sale of your certificate to an unrelated investor, sometimes called a viatical or a life settlement, typically has transaction costs that may reduce the value of your estate. Discuss the benefits and risks of selling your life insurance certificate with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Please see ‘‘Sales to Third Parties’’ in the ‘‘Federal Income Tax Considerations’’ section for additional information.
Insured
The Insured is the person on whose life the certificate is issued. The Certificate Owner must have an insurable interest in the life of the Insured in order for the certificate to be valid under state law and for the certificate to be considered life insurance for income tax purposes. If the certificate does not comply with the insurable interest requirements of the issue state at the time of issue, the certificate may be deemed void from the beginning. As a result, the certificate would not provide the intended benefits. It is the responsibility of the Certificate Owner to determine whether proper insurable interest exists at the time of certificate issuance.
You name the Insured in the application for the certificate. Generally, we will not issue a certificate for an Insured who is beyond Attained Age 80.
Beneficiary
The Beneficiary is the person you name in the application to receive any death benefit. You may name different classes of Beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one Beneficiary in a class.
Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies by sending a Written Request in Good Order to our Administrative Office. The Certificate Owner must have the consent of an irrevocable Beneficiary to change the Beneficiary. Generally, the change will take effect as of the date your Written Request is signed. Each change will be subject to any payment we made or other action we took before receiving the Written Request in Good Order.

If no Beneficiary is living or in existence when the Insured dies, we will pay you the death benefit unless the certificate states otherwise. If you are deceased, the death benefit will be paid to your estate. Please see ‘‘Appendix F – State Variations of Certain Certificate Features’’ for state variations pertaining to this provision.
Purchasing a Certificate
To apply for a certificate you must send us a completed application. The Certificate Owner selects, within our limits, the certificate’s Total Selected Face Amount. The Total Selected Face Amount is a combination of the Base Selected Face Amount and any Supplemental Selected Face Amount and is used to determine the amount of insurance coverage the certificate provides while it is In Force. The minimum Base Selected Face Amount of a certificate is currently $50,000. The available Supplemental Selected Face Amount choices are based on a non-discriminatory plan design that is agreed to by us and the Group Policy owner and are typically based on either a multiple of each employee’s compensation or flat coverage amounts based upon the employee’s job classification.
The available coverage amounts will be provided to you at the time of application.
The Base Selected Face Amount and the Supplemental Selected Face Amount on the Certificate Date are listed on the certificate specifications pages. The Certificate Date is the date used as the starting point for determining Certificate Anniversaries, Certificate Years and Monthly Calculation Dates. Your Certificate Anniversary is the anniversary of the Certificate Date.
We determine whether to accept or reject the application for the certificate. The date we actually issue the certificate is called the issue date (Issue Date). Coverage under the certificate becomes effective on the certificate’s Issue Date.
Your Right to Return the Certificate
You have the right to examine your certificate. If you change your mind about owning it, generally, you may cancel it within ten calendar days of receiving it (Free Look). If you cancel the certificate within the Free Look period, we will issue you a refund.
The refund will equal any premium paid for this certificate plus interest credited to this certificate under the GPA to the date this certificate is received by us.
During the Free Look period, your Net Premium is held in the GPA. To cancel the certificate, return it to us at our Administrative Office.
Please see ‘‘Appendix F – State Variations of Certain Certificate Features’’ for state variations pertaining to the Free Look period.
Sending Requests in Good Order
From time to time you may want to submit a Written Request for a change of Beneficiary, a transfer, or some other action. A Written Request is a written or electronic communication or instruction in Good Order sent by the Certificate Owner to, and received by MassMutual at, our Administrative Office. We may allow requests to be submitted by telephone, fax, website, or other electronic media for certain transactions. Telephone, fax, email, or internet transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, website or other electronic media.
Availability
The certificates are only available to individuals who are members of a group where the Group Policy owner such as an employer, sponsoring organization or trust is the owner of a group policy (Group Policy) issued by MassMutual. We refer to a group of certificates issued to individuals with a common employment or other non-insurance motivated relationship as a case (Case). We aggregate each individual in a Case for purposes of determining:

•	Issue Dates;

•	Certificate Dates; and

•	underwriting classification.

The Group Policy specifies the rights and privileges of the employer or Group Policy owner. The certificate is evidence of coverage under the Group Policy. You may exercise all rights and privileges under the certificate directly with us. After termination of the employment or other relationship or if the employer is no longer sponsoring the program, you may exercise all rights and privileges directly with us.
In connection with the offering and sale of the certificate, we reserve the right to reject any purchase application.
Premiums
Premium Payments
There are three premium concepts under the certificate:

•	Minimum Initial Premium

•	Planned Premium

•	Minimum Premium Amount

Minimum Initial Premium
You or the Group Policy owner must pay the Minimum Initial Premium and submit the application and all other required forms in Good Order to our Administrative Office before we will issue your certificate. The Minimum Initial Premium is $500, which can be paid in one lump sum or throughout the first Certificate Year via payroll deduction or by Pre-Authorized Check (PAC) Premium Payment Service (described below). The certificate year (Certificate Year) is the 12 month period beginning with the Certificate Date, and each successive 12 month period thereafter. Your Minimum Initial Premium is specified in your certificate specifications pages. The minimum amount for each payroll deduction or PAC premium payment is $50 per month.
Planned Premium
The frequency of premium payments is selected by your employer and can be one month, one calendar quarter, a six month period, or one year. You and your employer decide the amount of premiums you intend to pay. We call the intended premium amount a ‘‘Planned Premium.’’
The Planned Premium for your certificate may be subject to minimum and maximum amounts depending on:

•	the Total Selected Face Amount of your certificate;

•	the Insured’s age; and

•	the employer group.

The Planned Premium frequency selected by the employer forms the basis for the billing cycle for your certificate. If the employer selects a monthly frequency, then we will send your employer a monthly Planned Premium invoice for your certificate. If the employer selects a yearly frequency, then we will send your employer an annual Planned Premium invoice. The employer may change the Planned Premium frequency at any time by Written Request to us.
If you become disassociated from your employer or if your employer no longer sponsors the program, you may elect to continue the certificate on your own. If you choose to continue the certificate, you will become vested in all certificate rights previously held by your employer, including the right to change the frequency of Planned Premium payments to any mode but monthly, unless you select the PAC Premium Payment Service (described below). Please see ‘‘Appendix F – State Variations of Certain Certificate Features’’ for state variations pertaining to this provision.
There is no penalty if the employer does not pay the Planned Premium; however, if the employer does not pay the Planned Premium by the premium notice due date, we will deduct that amount from your Account Value. Payment of the Planned Premium does not guarantee coverage for any period of time. Even if the employer pays Planned Premiums, the certificate terminates if the Account Value less any Certificate Debt becomes insufficient to pay monthly charges and the Grace Period expires without sufficient payment. Please see ‘‘Certificate Termination and Reinstatement’’ in the ‘‘Certificate Value’’ section.

Example:

Your Certificate Anniversary is on January 2 and the planned quarterly premium payments are made. We have been sending a bill each quarter for the applicable premium. In June, we receive notification to change the Planned Premium from quarterly payments to annual payments. In this situation, we would have sent bills for the first and second quarterly payments of that year. After receiving notification, however, we would not send a bill for the last two quarterly payments of that year. We will send the next bill on the following Certificate Anniversary date (January 2). If a premium payment is not made between July and January 2, your certificate may lapse before the next bill is received. For more information on what happens if your certificate lapses, please see the ‘‘Certificate Termination and Reinstatement’’ section.
Minimum Premium Amount
The Minimum Premium Amount is an estimate of the premium sufficient to pay the monthly charges (other than the Mortality and Expense Risk charge) until the next Planned Premium due date.
We base the Minimum Premium Amount for a certificate on:

•	cost of insurance charges;

•	the premium load charge; and

•	any applicable rider charges.

Premium Payment Plan
For recurring withdrawals from a bank account, you may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a designated bank account. We will not send a bill for these automatic payments. The pre-authorized check service may commence at any time, unless your certificate has entered its Grace Period. You can discontinue this service by contacting our Administrative Office.
This pre-authorized check (PAC) service may be initiated or updated by visiting www.MassMutual.com or by submitting a completed PAC form.
We must receive notification of account changes at our Administrative Office at least ten days before the next draft. Withdrawals from the designated bank account will be made on the designated draft date. We may discontinue the pre-authorized check service for your certificate and automatically switch you to quarterly billing if:

•	your certificate has insufficient value to cover the monthly charges due and your Planned Premium is below the current monthly deductions; or

•	we are unable to obtain the premium payment from your bank account.

Premium Flexibility
While your certificate is In Force, you may pay premiums at any time before the death of the Insured subject to certain restrictions. Except for the Minimum Initial Premium, so long as you have sufficient Account Value to keep the certificate In Force, there are no required premium payments under the certificate.
We have the right to refund a premium paid in any year if it will increase the Insurance Risk under the certificate. The Insurance Risk is the difference between the death benefit payable and the Account Value of your certificate. Premium payments must be sent in Good Order to our Administrative Office.
This certificate is intended to qualify under Section 7702 of the IRC as a ‘‘life insurance contract’’ for federal tax purposes under either the Cash Value Accumulation Test or Guideline Premium Test as chosen by the Group Policy owner. To maintain its status as a ‘‘life insurance contract’’ we will monitor the certificate for compliance with the limits established by the IRC. In any Certificate Year, we reserve the right to take any action we deem necessary to maintain the status of the certificate, including the right to refuse or refund premium or distribute a portion of your Account Value.
In some cases, applying a subsequent premium payment in a Certificate Year could result in your certificate becoming a MEC. In general, a MEC is a life insurance contract that fails to meet a ‘‘7-pay test.’’ Under the 7-pay test, if the amount of premiums paid under the life insurance contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid if the contract provided paid-up future benefits after the payment of seven level annual payments, the contract is deemed a MEC. If a certificate is a MEC under federal tax law, loans, withdrawals, and other amounts distributed under the certificate are taxable to the extent of any income accumulated in the certificate. Please see the ‘‘Modified Endowment Contracts’’ section for more information. We will not credit any amount of premium to your certificate that will exceed MEC limits unless we have written authorization from the Certificate Owner to allow MEC status.
Additionally, we will follow these procedures:

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If we receive a subsequent premium payment that would cause the certificate to become a MEC, the premium payment will be considered not in Good Order. We will credit only that part of the premium payment to the certificate that will not cause the certificate to become a MEC. We will return the remaining portion of the payment to the premium payer.

•	In addition, the payment frequency may be changed to annual to prevent subsequent premium bills from being produced prior to the next Certificate Anniversary date.

These procedures may not apply if there has been a material change to your certificate that impacts the 7-pay limit or 7-pay period because the start of the 7-pay period may no longer coincide with your Certificate Anniversary. Please see ‘‘Modified Endowment Contracts’’ in the ‘‘Federal Income Tax Considerations’’ section for additional information.
How and When Your Premium is Allocated
When applying for the certificate, you indicate how you want Net Premiums allocated among the Separate Account Divisions and the GPA. You choose the percentages of your Net Premiums to be allocated to the Separate Account Divisions and/or the GPA. Net Premium is equal to premium paid less the premium load charge. You may choose any percentages (in whole numbers) as long as the total is 100%. You may allocate Net Premiums to a maximum of 25 Separate Account Divisions and the GPA at any time. However, we reserve the right to limit the number of Separate Account Divisions to which you can allocate your premiums if the limitation is necessary to protect your certificate status as life insurance under federal tax law.
You may change your Net Premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your Net Premium allocation by telephone or fax transmission, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, computer systems, and faxes can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.
A request to change your Net Premium allocation will become effective on the Valuation Date we receive your request, in Good Order, at our Administrative Office. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, the change will become effective on the next Valuation Date.
You may maintain Account Value in a total of 25 Separate Account Divisions and the GPA at any one time. If you would like to allocate Net Premiums or transfer Account Value to additional Separate Account Divisions, you must first transfer all Account Value from one or more of the existing Separate Account Divisions to ensure that the limit of 25 is not exceeded.
During the Free Look period, we will apply the initial Net Premium we receive to the GPA. At the end of the Free Look period, we will apply an amount equal to the Minimum Premium Amount to the GPA. Any excess will be allocated to the GPA and/or the Separate Account Divisions according to your instructions and subject to our current allocation rules.
For all subsequent premium payments, an amount equal to the Minimum Premium Amount due will be allocated to the GPA. Amounts in excess of the Minimum Premium Amount due will be allocated in accordance with your instructions, subject to our current allocation rules.
If a payment is refused by your bank after we have applied the premium payment to your certificate, the transaction will be deemed void and your payment will be reversed.
Paid-up Certificate Date
The Paid-up Certificate Date is the Certificate Anniversary after the Insured’s 100th birthday. On and after this date, your Base Selected Face Amount will equal the Account Value and your Supplemental Selected Face Amount will equal zero. As of this date and thereafter, the death benefit option will be Death Benefit Option A, the charge for cost of insurance will be $0 and we will no longer accept premium payments. We will continue to deduct any other Account Value charges.
Your payment of premiums does not guarantee that the certificate will continue In Force to the Paid-up Certificate Date.

Transfers
While your certificate is In Force, you may generally transfer all or part of a Separate Account Division’s Account Value to any other Separate Account Division or the GPA by indicating the dollar amount or the percentage (in whole numbers) you wish to transfer. Transfers are effective on the Valuation Date we receive your Written Request. If we receive your Written Request on a non-Valuation Date or after the end of a Valuation Date, your transfer request will be effective on the next Valuation Date.
You can submit transfer requests by sending us a Written Request on our transfer request form. You may also submit transfer requests by telephone, or by other means we authorize, subject to certain restrictions. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.
Generally, there is no limit on the number of transfers you may make among the Separate Account Divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity. We currently do not charge a fee for transfers. We do, however, reserve the right to charge a fee for transfers if there are more than 12 transfers in a Certificate Year. This fee will not exceed $10 per transfer. We will consider all transfers made on one Valuation Date to be one transfer.
You may maintain Account Value in a maximum of 25 Separate Account Divisions and the GPA at any one time. If you have allocated Account Value to 25 Separate Account Divisions and would like to allocate Net Premiums or transfer Account Value to additional Separate Account Divisions, you must first transfer all Account Value from one or more of the existing Separate Account Divisions to ensure that the limit of 25 is not exceeded.
You may transfer Account Value from the Separate Account to the GPA at any time without incurring a fee. You may only transfer Account Value from the GPA to the Separate Account once per Certificate Year. This transfer may not exceed 25% of the GPA Value (less any Certificate Debt) at the time of your transfer.
There is one exception to this rule. If:

•	you have transferred 25% of the GPA Value (less any Certificate Debt) in each of the previous three Certificate Years, and

•
you have not allocated premium payments or made transfers to the GPA during any of the previous three Certificate Years, except as a result of a certificate loan, then you may transfer the remainder of the GPA Value (less any Certificate Debt) out of the GPA in the succeeding Certificate Year.

Limits on Frequent Trading and Market Timing Activity
This certificate and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Certificate Owners and Beneficiaries under the certificate, including long-term Certificate Owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this certificate. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Certificate Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Separate Account Divisions, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons) and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. The Funds may reflect lower performance and higher expenses across all variable contracts as a result of undetected abusive trading practices. If we, or the investment adviser to any of the Funds available with this certificate, determine that a Certificate Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Certificate Owner to submit transfer requests by regular mail only. We will not accept the Certificate Owner’s transfer request if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund.
Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason. In addition, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Certificate Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Certificate Owners who violate the frequent trading or market timing policies established by the Fund. Certificate Owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Certificate Owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a Fund on all policies owned by a Certificate Owner whose trading activity under one variable contract has violated a Fund’s frequent trading or market timing certificate. If a Fund believes that an omnibus order reflects one or more transfer requests from Certificate Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.
We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a Certificate Owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a Certificate Year; and

•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Certificate Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Certificate Owners.
Automated Account Value Transfer
Automated Account Value Transfer allows you to make monthly transfers of Account Value in a Separate Account Division to any combination of Separate Account Divisions and the GPA. You may maintain value in a total of 25 Separate Account Divisions and the GPA at any one time. You must specify the amount you wish to transfer as a dollar amount or a percentage (rounded to two decimal places). Automated Account Value Transfers are not available from more than one Separate Account Division or from the GPA. We consider this process as one transfer per Certificate  Year. We do not charge you for participating in the Automated Account Value Transfer Program.
You can elect, change or cancel Automated Account Value Transfer on any Valuation Date, provided we receive a fully completed Written Request at our Administrative Office. We will only make transfers on the Monthly Calculation Date. The effective date of the first automated transfer will be the first Monthly Calculation Date after we receive your Written Request. If we receive your request before the end of the Free Look period, your first automated transfer will occur on the Valuation Date next following the end of this period.

Transfers will occur automatically. However, you must specify:

•	the Separate Account Division we are to transfer from;

•	the Separate Account Division(s) and/or GPA we are to transfer to; and

•	the length of time during which transfers will continue.

If your transfer amount is greater than your Account Value in the Separate Account Division we are transferring from, then we will transfer your remaining value in that Separate Account Division in the same proportion as your previously transferred amounts. We will not process any more automated transfers thereafter.
We may at any time modify, suspend or terminate the Automated Account Value Transfer Program without prior notification.
You may not elect Automated Account Value Transfer while you have elected Automated Account Re-balancing for your certificate.
Automated Account Re-balancing
Automated Account Re-balancing permits you to maintain a specified percentage (rounded to two decimal places) of your Account Value in any combination of the Separate Account Divisions and the GPA. You may maintain value in a total of 25 Separate Account Divisions and the GPA at any one time. We must receive a fully completed Written Request to begin your Automated Account Re-balancing Program. Then, we will make transfers on a quarterly basis to and from the Separate Account Divisions and the GPA to re-adjust your Account Value to your specified percentage. Quarterly re-balancing is based on your Certificate Year. The minimum amount we will transfer under this provision is $5.00. We do not charge you for participating in the Automated Account Re-balancing program.
This program allows you to maintain a specific allocation of Account Value among the Separate Account Divisions and the GPA. We will re-balance your Account Value only on a Monthly Calculation Date. We consider automated account re-balancing as one transfer per Certificate Year.
You can elect or cancel automated account re-balancing on any Valuation Date, provided we receive a fully completed Written Request at our Administrative Office. You may only change allocation percentages once each Certificate Year. In addition, you may only reduce your allocation to the GPA by up to 25% once each Certificate Year.
The effective date of the first automated re-balancing will be the first Monthly Calculation Date after we receive your Written Request at our Administrative Office. If we receive the request before the end of the Free Look period, your first re-balancing will occur on the Valuation Date next following the end of the Free Look period.
We may at any time modify, suspend or terminate the Automated Account Re-balancing program without prior notification.
You may participate in either the Automated Account Value Transfer Program or the Automated Account Re-balancing program at one time, but may not participate in both programs at the same time.

Example:

Assume that your initial Net Premium payment is split among four Separate Account Divisions: MML Managed Bond, MML Foreign, MML Equity and Macquarie VIP Asset Strategy. Further assume that you have also completed an Automated Account Re-balancing Request form indicating that you want the values in the Separate Account Divisions re-balanced quarterly, beginning today, January 10, as follows:

      •   60% in MML Managed Bond and
      •   40% in Macquarie VIP Asset Strategy.
Over the next 2½ months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond division represents 80% of the value of the two selected Separate Account Divisions in your Portfolio Re-balancing Program.

Three months from the date you selected to begin your quarterly Automated Account Re-balancing program, April 10, we will sell all units in the MML Foreign and MML Equity divisions using the proceeds to purchase units in the MML Managed Bond (60%) and Macquarie VIP Asset Strategy (40%) divisions. In addition, some of your units in the MML Managed Bond division will be sold and the proceeds will be used to purchase additional units in the Macquarie VIP Asset Strategy division to bring the ratio of the two investment choices to 60/40 respectively.
Certificate Value
How the Value of Your Certificate is Calculated
The value of your certificate is called its Account Value. The Account Value has two components:

•	the Variable Account Value, and

•	the GPA Value.

We will calculate your Account Value on each Valuation Date. Initially, this value equals the net amount of the initial premium paid under the certificate. This amount is applied to the GPA until the expiration of the Free Look period. After the Free Look period, we will apply an amount equal to the Minimum Premium Amount to the GPA. Any excess amounts are then allocated among the Separate Account Divisions and/or the GPA according to your instructions, subject to applicable restrictions.
Variable Account Value
Transactions in your Separate Account Divisions are all reflected through the purchase and sale of Accumulation Units. An Accumulation Unit is a unit of measure that we use to determine the value in each Separate Account Division. For instance, before we invest your Net Premium payment in a Separate Account Division, we convert your Net Premium payment into Accumulation Units and then purchase an appropriate number of shares in the designated Fund.
The Variable Account Value is the sum of your values in each of the Separate Account Divisions. It reflects:

•	Net Premiums allocated to the Separate Account; plus

•	transfers to the Separate Account from the GPA; less

•	transfers and withdrawals from the Separate Account; less

•	fees and charges deducted from the Separate Account; adjusted by

•	the Net Investment Experience of the Separate Account.

Net Investment Experience
The Net Investment Experience of the Variable Account Value is reflected in the value of the Accumulation Units.
Every Valuation Date we determine the value of an Accumulation Unit for each of the Separate Account Divisions. Changes in the Accumulation Unit value reflect the investment performance of the Fund as well as Fund expenses.
The value of an Accumulation Unit may go up or down from Valuation Date to Valuation Date.

When you make a premium payment, we credit your certificate with Accumulation Units. We determine the number of Accumulation Units to credit by dividing the amount of the Net Premium payment allocated to a Separate Account Division by the unit value of the Accumulation Unit for that Separate Account Division. When you make a withdrawal, we deduct Accumulation Units representing the withdrawal amount from your certificate. We deduct Accumulation Units for insurance and other certificate charges.
We calculate the value of an Accumulation Unit for each Separate Account Division at the end of each Valuation Date. Any change in the Accumulation Unit value will be reflected in your certificate’s Account Value.
Guaranteed Principal Account Value
The GPA Value is the accumulation of:

(1)	Net Premiums allocated to the GPA; plus

(2)	amounts transferred into the GPA; less

(3)	amounts transferred or withdrawn from the GPA; less

(4)	charges deducted from the GPA; plus

(5)	interest credited to the GPA.

Interest on the Guaranteed Principal Account
The GPA Value earns interest at an effective annual rate, credited daily.
For the part of the GPA Value equal to any Certificate Debt, the daily rate we use is the daily equivalent of the greater of:

•	the annual credited loan interest rate minus the loan interest rate expense charge; or

•	1%.

For the part of the GPA Value in excess of any Certificate Debt, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or

•	the guaranteed interest rate of 1%, if greater.

The current interest rate may change as often as monthly and becomes effective on your certificate’s Monthly Calculation Date.
Death Benefit
If the Insured dies while the certificate is In Force and we determine that the claim is valid, we will pay the death benefit in a lump sum to the named Beneficiary.
The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding Certificate Debt, and any unpaid premium needed to avoid certificate termination. The death benefit is calculated as of the date of the Insured’s death.
The Minimum Death Benefit for your certificate is based on your certificate’s Account Value as described below.
While the certificate is In Force, you may make changes to the death benefit option and  Total Selected Face Amount. You must pay any premium due before such transaction requests can be processed.
Minimum Death Benefit
In order to qualify as life insurance under IRC Section 7702, the certificate must have a Minimum Death Benefit that is determined by one of two compliance tests. You choose the test when you apply for the certificate. You cannot change your choice of test after the certificate is issued.
Cash Value Accumulation Test (CVAT)
Under this test, the Minimum Death Benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor for the Insured’s Attained Age on that date. The death benefit factor depends on the Insured’s gender, age, tobacco use classification, and the CVAT interest rate under Section 7702 of the IRC.

Guideline Premium Test
Under this test, the Minimum Death Benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the Attained Age of the Insured.
The death benefit factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the certificate. Your choice of the Guideline Premium Test or the Cash Value Accumulation Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums only in the early Certificate Years, the Cash Value Accumulation Test may be appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should review certificate illustrations of both approaches with your registered representative to determine how the certificate works under each test, and which is best for you.
The Guideline Premium Test is not available in New York.
Death Benefit Options
We offer two death benefit options. Initially the death benefit option is elected by the employer.

•	Death Benefit Option A – the death benefit is the greater of:

∘	the Total Selected Face Amount in effect on the date of death; or

∘	the Minimum Death Benefit in effect on the date of death.

•	Death Benefit Option B – the death benefit is the greater of:

∘	the sum of the Total Selected Face Amount in effect on the date of death plus the Account Value on the date of death; or

∘	the Minimum Death Benefit in effect on the date of death.

If the Insured dies while the certificate is In Force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any monthly cost of insurance charges already deducted, which applies to a period beyond the date of death; and

•	We deduct any Certificate Debt outstanding on the date of death; and

•	We deduct any unpaid monthly charges to the date of death.

You should note that under Death Benefit Option A, the death benefit amount is not affected by your certificate’s investment experience unless the death benefit is based on the Minimum Death Benefit. Under Death Benefit Option B, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the Account Value, it can change from day to day. Your certificate’s Account Value will vary due to the investment performance of the Separate Account Divisions in which you have allocated premium or transferred funds. It is also impacted by the deduction of charges and other certificate expenses. It is possible that the certificate’s Account Value can be zero, which will reduce the overall value of the death benefit. The ‘‘Certificate Value’’ section provides more detailed information on how your certificate’s Account Value is determined.

Example:

The following example shows how the death benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.

	Certificate A	Certificate B
(a) Total Selected Face Amount:	$100,000	$100,000
(b) Account Value on date of death	$30,000	$50,000
(c) Minimum Death Benefit percentage on date of death:	280%	280%
(d) Minimum Death Benefit (b x c):	$84,000	$140,000
Death benefit if Death Benefit Option A is in effect [greater of (a) or (d)]:	$100,000	$140,000
Death benefit if Death Benefit Option B is in effect [greater of (a + b) or (d)]:	$130,000	$150,000
The examples assume no additions to or deductions from the Total Selected Face Amount or Minimum Death Benefit are applicable.

Right to Change the Death Benefit Option
You may change your Death Benefit Option at any time while the Insured is living by Written Request and subject to our requirement that evidence of insurability must be provided for a change from Death Benefit Option A to Death Benefit Option B. However, no change will be permitted after the Certificate Anniversary nearest the Insured’s 100th birthday. There is no charge for a change in the Death Benefit Option; however the monthly deduction amount will change.
The effective date of any change in the Death Benefit Option will be your first Certificate Anniversary on, or next following, the later of:

•	the date we approve your Written Request for such change; or

•	the requested effective date of the change.

If you change your death benefit option, we will adjust your certificate’s Total Selected Face Amount. The Total Selected Face Amount adjustment (up or down) will be in the amount needed so that the death benefit immediately before the change will be the same as the death benefit after the change.
Please see Appendix B for examples of how a change in death benefit option may impact the certificate’s  Total Selected Face Amount.
The death benefit following a death benefit option change, however, will behave differently based on the new death benefit option in effect. For example, if a Certificate Owner changes the death benefit option from option 1 (death benefit = Total Selected Face Amount) to option 2 (death benefit = Total Selected Face Amount + Account Value), the death benefit after the change will be based on the Account Value rather than remaining level. The Certificate Owner may decide to make this change if the desire is to have a death benefit that will increase if the Account Value grows.
Alternatively, a Certificate Owner may change from death benefit option 2 to option 1 if they would like to have a level death benefit following the change. Having a level death benefit (rather than increasing as the Account Value grows) would reduce the certificate’s Insurance Risk as the certificate’s Account Value increases and, as a result, would reduce the monthly insurance charges.
When the Total Selected Face Amount changes as a result of a change in the death benefit option:

•	the monthly charges will also change; and

•	the charge for certain additional benefits may change.

You cannot change the death benefit option if, as a result, the Total Selected Face Amount would be reduced to an amount that is less than the minimum Total Selected Face Amount.
When We Pay Death Benefit Proceeds
If the certificate is In Force and it is determined that the claim is valid, we will normally pay the death benefit within seven calendar days after the date we receive due proof of the Insured’s death and all required documents, in Good Order, at our Administrative Office.
Certain situations may delay payment of a death claim. These situations include, but are not limited to, our right to contest the validity of a death claim. We investigate all death claims that occur within the certificate’s two-year contestable periods as described below.
We have the right to contest the validity of the certificate for any material misrepresentation of a fact within two years:

•	after the certificate is issued;

•	after any increase in either the Base Selected Face Amount or the Supplemental Selected Face Amount; or

•	after reinstatement.

These two-year periods are called the certificate’s ‘‘contestable periods.’’ We may also investigate death claims beyond the contestable periods. After any two-year contestable period, in the absence of fraud, we cannot contest the validity of a certificate or a Base or Supplemental Selected Face Amount increase, except for failure to pay premiums. In the event a misstatement of age is discovered at the time of claim, we will not contest the entire claim, but rather an adjustment will be made to the death benefit amount. Please see ‘‘Misstatement of Age’’ below for more information.
We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, payment could be delayed during this period.

We can also delay payment of the death benefit if a portion is based on the Variable Account Value of the certificate and the Insured’s date of death is before or during any period when:

•	it is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings);

•	trading is restricted by the SEC;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	the SEC, by order, permits us to delay payment for the protection of our Certificate Owners.

If pursuant to SEC rules, the MML U.S. Government Money Market Fund suspends payment of redemption proceeds in connection with the liquidation of the Fund, we will delay payment of the death benefit from the MML U.S. Government Money Market division until the Fund is liquidated.
Interest on Death Benefit
We will add interest to the death benefit from the date of the Insured’s death to the date of a lump sum payment. Interest will be computed at an effective annual rate not less than 3%, or, if greater, the annual rate required by applicable state law.
Although the death benefit is generally excludible from the income of the Beneficiary who receives it, interest on the death benefit is includible in the Beneficiary’s income.
Right to Change the Selected Face Amounts
You may request an increase or decrease in the Base and Supplemental Selected Face Amounts. Increases are subject to our underwriting review. If you increase your Base or Supplemental Selected Face Amount, the cost of insurance charge for your certificate will increase because of the increase in the Insurance Risk, subject to the maximum cost of insurance rates set forth in the ‘‘Periodic Charges Other than Fund Operating Expenses’’ table in the ‘‘Fee Tables’’ section. If you decrease your Base or Supplemental Selected Face Amount, the cost of insurance charge for your certificate will decrease because of the decrease in the Insurance Risk.
If you increase or decrease the Base or Supplemental Selected Face Amount, your certificate may become a MEC under federal tax law. MECs are discussed in the ‘‘Federal Income Tax Considerations’’ section; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.
Increases in Selected Face Amounts
You may increase the Base or Supplemental Selected Face Amount by sending us a Written Request, or by sending us an application if you are no longer associated with your employer. We may request evidence of insurability for an increase.
We will not allow an increase in the Base or Supplemental Selected Face Amount on or after the Certificate Anniversary following the Insured’s 80th birthday. Any increase in the Base or Supplemental Selected Face Amount will be effective on the Monthly Calculation Date which is on, or next follows, the later of:

•	the date we approve your Written Request for such change; or

•	the requested effective date of the change.

Any increase must be in an amount of at least $5,000, unless we establish a lower minimum.
Decreases in Selected Face Amounts
You may also decrease your certificate’s Base or Supplemental Selected Face Amount. The Base Selected Face Amount after a decrease must be at least $50,000.
We will not allow a decrease in the Base or Supplemental Selected Face Amount after the Certificate Anniversary following the Insured’s 100th birthday. Any requested decrease in the Base or Supplemental Selected Face Amount will be effective on the Monthly Calculation Date which is on, or next follows the latest of:

•	the date we approve your Written Request for such change; or

•	the requested effective date of the change.

A decrease in the certificate’s Base or Supplemental Selected Face Amount may have adverse tax consequences. Please see the ‘‘Federal Income Tax Considerations’’ section.
Suicide
If the Insured dies by suicide, while sane or insane, and the certificate is In Force, the certificate will terminate.

•	If the death occurs within two years from the Issue Date, we will pay a limited death benefit equal to the amount of premiums paid for the certificate, less any Certificate Debt and amounts withdrawn.

•
If the death occurs after two years from the Issue Date but within two years from an increase in either the Base or Supplemental Selected Face Amount, or a change from Death Benefit Option A to Death Benefit Option B, we will pay a limited death benefit equal to the sum of the monthly charges associated with the Base or Supplemental Selected Face Amount increase or change in death benefit option. However, if the limited death benefit as described in the preceding bullet is payable, there will be no death benefit for the increase or change.

•
If the death occurs within two years after the certificate is reinstated, we will pay a limited death benefit equal to the sum of any amount paid to reinstate the certificate plus any premiums paid thereafter, less any Certificate Debt and amounts withdrawn.

Example:
Assume a certificate is issued with a $500,000 Base Selected Face Amount under Death Benefit Option A. In Certificate Year 4, the Certificate Owner applies for a $250,000 Base Selected Face Amount increase, which is approved. If the Insured commits suicide within two years of the increase, the benefit payable to the Beneficiaries is equal to the original $500,000 death benefit, plus an additional payment equal to the monthly charges that were deducted from the Account Value for the increase segment of $250,000.
Please see ‘‘Appendix F – State Variations of Certain Certificate Features’’ for state variations pertaining to this provision.
Misstatement of Age
If the Insured’s age is misstated in the application, an adjustment will be made. If the adjustment is made at the time of a death claim, the death benefit will reflect the amount provided by the most recent monthly insurance charges using the correct age. If the adjustment is made while the Insured is living, monthly charges after the adjustment will be based on the correct age.
Other Benefits Available Under the  Certificate
Additional Benefits
In addition to the standard death benefit(s) associated with your certificate, other standard and/or optional benefits may be available to you.
You can obtain additional benefits if you request them and/or qualify for them. We provide certain additional benefits by rider or endorsement. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, but do require a fee to exercise the riders.
We also offer two automated transfer programs as additional benefits – Automated Account Value Transfer and Automated Account Re-balancing. Please note that you cannot select both the Automated Account Value Transfer and Automated Account Re-balancing at the same time.
The following table summarizes the information about the additional benefits available under the certificate. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
There may be state variations associated with these benefits. Please see “Appendix D – State Variations of Certain Policy Features.”

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Accelerated Benefits for Terminal Illness Rider	Advances portion of death benefit if Insured is terminally ill and not expected to live more than 12 months.	Standard
  Eligible payment amount (Eligible Amount) does not include: amount of any insurance provided under the certificates or riders on the life on someone other than Insured; and amount payable under accidental death benefit rider. Minimum payment is $25,000.
  Maximum payment is lesser of 75% of Eligible Amount and $250,000, minus total amount accelerated under all other policies issued by us or any of our affiliates on Insured.
  A lien equal to the amount paid under the rider will be established against the certificate. The amount of the lien will be deducted from the amount of payment under the certificate upon the death of Insured.
  Please see ‘‘Appendix F – State Variation of Certain Certificate Features.’’

Accelerated Death Benefit for Chronic Illness Rider	Permits advances of some of the death benefit due to Insured being chronically ill (as defined in the rider).	Standard
  Available only for Group Policies issued in Ohio on or after January 1, 2021.
  Benefit Option 1, the Maximum Acceleration Amount, may only be exercised once.
  Benefit Option 2, the Annual Eligible Amount may only be exercised up to five times but only once in any 12-month period.
  After an acceleration the certificate remains In Force with any riders.
  The Base Selected Face Amount, and Supplemental Selected Face Amount will be reduced by the Applicable Percentage. Monthly charges will then be based on the new Base Selected Face Amount, Supplemental Selected Face Amount, and Account Value.
  Any Certificate Debt will also be reduced by the Applicable Percentage.
  If Death Benefit Option A was elected, the Surrender Value will be reduced by the Applicable Percentage.
  Does not provide for long-term care insurance or for nursing-home insurance and is not conditioned on the receipt of long-term care or medical services.

Accidental Death Benefit Rider	Provides additional death benefit if Insured’s death is caused by accidental bodily injury.	Optional
  In event of accidental death of Insured, benefit equals lesser of (1) Base Selected Face Amount on date of Insured’s death and (2) $5,000,000.
  Must provide proof that Insured’s death occurred 1) as direct result of bodily injury; 2) within 180 days after injury; and 3) while certificate and rider were in effect.
  No benefit paid if death results directly or indirectly from 1) suicide; 2) war; 3) military service; 4) aviation travel as pilot, crew member, or giving or receiving training; 5) natural causes; 6) drugs; or 7) injury received in commission of felony.
  Please see ‘‘Appendix F – State Variations of Certain Certificate Features.’’

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Children’s Level Term Insurance Rider	Provides level term insurance on life of each of Insured’s children between ages of 15 days and 26 years.	Optional
  Provides $25,000 of level term insurance on life of each of Insured’s children between ages of 15 days and 26 years
  If an insured child dies by suicide, while sane or insane, within two years after the rider issue date, the amount we will pay will be limited to the cost for this rider.
  If an insured child dies by suicide, while sane or insane, within two years after the effective date of reinstatement of this rider, the amount we pay will be limited to the cost for this rider subsequent to the date of reinstatement.
  Please see ‘‘Appendix F – State Variations of Certain Certificate Features.’’

Overloan Protection Rider	Prevents certificate lapse due to Certificate Debt by providing guaranteed paid-up insurance benefit.	Optional (This rider is included automatically with the certificate if the certificate was issued using the Guideline Premium Test.)
Requirements:

  Certificate In Force and at or past 15th Certificate Anniversary.
  Insured at least Attained Age 75.
  Account Value at least $100,000.
  Non-loaned Account Value must be sufficient to pay rider charge (if not, Certificate Owner required to repay Certificate Debt to exercise rider).
  Certificate issued under Guideline Premium Test.
  Certificate is not and upon exercise of rider will not become a MEC.
  Certificate Debt exceeds specified percentage of Account Value.
  Amounts that can be withdrawn without federal tax penalty have been withdrawn.

Exercising rider results in:

  Change to Option A death benefit if not already selected.
  Total Selected Face Amount equals Minimum Death Benefit.
  Loaned Account Value earns interest at loan interest rate.
  Non-loaned Account Value held in GPA and accrues interest at not less than minimum GPA rate.
  All other riders terminate.
  No additional premiums allowed.
  No further certificate loans or repayments.
  No further certificate changes, transfers, and withdrawals allowed.
  Death benefit adjusted and may be reduced to Minimum Death Benefit.
  This rider is not available in all states. Please see ‘‘Appendix F – State Variations of Certain Certificate Features.’’

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Spouse Level Term Insurance Rider	Provides level term insurance on life of Insured’s spouse.	Optional
  Minimum amount of term insurance under rider is $50,000.
  Minimum increase of term insurance under rider is $25,000.
  Minimum decrease of term insurance under rider is $50,000.
  No decrease in the amount of term insurance is permitted before the first Certificate Anniversary following the rider issue date.
  The amount of term insurance may automatically be decreased if the amount of term insurance on Insured’s spouse is greater than Insured’s coverage under the certificate.
  If Insured’s spouse dies by suicide, while sane or insane, within two years after this rider’s issue date, the amount we will pay will be limited to the cost for this rider (or, if within two years after the effective date of any increase in the amount of term insurance, the cost of such increase).
  Please see ‘‘Appendix F – State Variations of Certain Certificate Features.’’

Waiver of Monthly Charges Rider	Waives monthly charges (other than mortality and expense risk charge) while Insured becomes totally disabled (as defined in the rider).	Optional
  Evidence of insurability required to add rider.
  Rider benefit ends day before Insured’s Attained Age 65.
  No benefit paid if death results directly or indirectly from 1) suicide attempt; 2) war; 3) military service; 4) drugs; or 5) injury received in commission of felony.
  Please see ‘‘Appendix F – State Variation of Certain Certificate Features.’’

Automated Account Value Transfer	Automatically transfers of Account Value in a Separate Account Division to any combination of Separate Account Divisions and GPA monthly.	Optional
  Limits allocation of Account Value to up to 25 Separate Account Divisions and GPA at any one time.
  Automated Account Value Transfers are not available from more than one Separate Account Division or from GPA at any time.
  We may at any time modify, suspend or terminate Automated Account Value Transfer Program without prior notification.
  You may not participate in the Automated Account Re-balancing program at same time.

Automated Account Re-balancing	Automatically re-balances Account Value to maintain original percent allocation of any combination of Separate Account Divisions and GPA.	Optional
  Limits allocation of Account Value to up to 25 Separate Account Divisions and GPA at any one time.
  Minimum amount for transfer is $5.00.
  We may at any time modify, suspend or terminate automated account re-balancing program without prior notification.
  You may not participate in Account Value Transfer program at same time.

Accelerated Benefits for Terminal Illness Rider
This rider advances a portion of the certificate’s death benefit to the Certificate Owner when we receive proof, satisfactory to us, that the Insured is terminally ill and is not expected to live more than 12 months prior to activation of the rider. In return for the advanced payment, we establish a lien against the certificate, equal to the amount of the accelerated benefit. We do not charge interest against the lien.
Benefits under the rider may be taxable. The Certificate Owner should seek tax advice prior to requesting an accelerated death benefit payment.
For the purposes of this rider, terminal illness is a medical condition that:

•	is first diagnosed by a Legally Qualified Physician; and

•	with reasonable medical certainty, will result in the death of the Insured within 12 months from the date the Legally Qualified Physician certifies the diagnosis; and

•	is not curable by any means available to the medical profession.

We must receive the following items before an accelerated benefit can be paid:

•	Certificate Owner’s Written Request for payment of an accelerated death benefit under the certificate;

•	Insured’s written authorization to release medical records to us;

•	written consent to this request of any assignee and any irrevocable Beneficiary under the certificate; and

•	written certification from a Legally Qualified Physician that the Insured has a terminal illness, as defined above.

The amount of the death benefit under the certificate that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.
The amount eligible for acceleration under the rider (Eligible Amount) is equal to the death benefit payable upon the death of the Insured under the certificate.
The Eligible Amount does not include:

•	The amount of any insurance provided under the certificate, or any rider attached thereto, on the life of someone other than the Insured; and

•	The amount of benefit under any accidental death benefit rider.

The Certificate Owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•
the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates on the life of the Insured.

After the accelerated benefit payment is made, this certificate will remain In Force and premiums and charges will continue in accordance with the certificate provisions.
Payment of the terminal illness benefit will be made to the Certificate Owner in a single sum, unless the payment has been assigned or designated by the Certificate Owner. However, we will not make the payment if we first receive due proof of the Insured’s death; in this case, we will instead pay the death benefit as if no request has been received under the rider.
The rider terminates upon any of the following events:

•	on the date the accelerated benefit payment is made;

•	on the date the certificate terminates;

•	if applicable, any Overloan Protection Rider to the certificate is exercised; or

•	two years before the Paid-up Certificate Date.

The rider is included automatically with the certificate. There is no charge for this rider. If a claim is made under this rider, then we will assess a charge of no more than $250.
An example of the Accelerated Benefits for Terminal Illness Rider is set forth in Appendix C.
Please see ‘‘Appendix F – State Variations of Certain Certificate Features’’ for state variations pertaining to this rider.
Accelerated Death Benefit for Chronic Illness Rider
This rider advances to the Certificate Owner a portion of the certificate’s death benefit when we receive satisfactory proof at our Administrative Office that the Insured is chronically ill. If the death benefit is accelerated under this rider, the certificate values, including the death benefit, Certificate Debt and, for Death Benefit Option A, the cash value will be reduced.
Benefits under the rider may be taxable and there may be tax consequences of accepting an amount above the per diem amount allowed by the Internal Revenue Code by Section 7702B(d)(4). The Certificate Owner should seek additional information about the tax status of the payment from a personal tax advisor prior to requesting a Chronic Illness Benefit Payment.
Capitalized terms used but not defined herein shall have the meanings ascribed to them in the rider.
For the purposes of this rider, “chronically ill” means that a Licensed Health Care Practitioner has certified, within the previous twelve (12) months, that the Insured:

•	is permanently unable to perform, without Substantial Assistance, at least two (2) Activities of Daily Living due to loss of functional capacity; or

•	requires Substantial Supervision to protect the Insured from threats to health or safety due to permanent Severe Cognitive Impairment.

Subject to the provisions of the rider, upon Written Request of the Certificate Owner, a Chronic Care Benefit payment will be paid if:

•	A payment under the Accelerated Benefits for Terminal Illness Rider has not been previously paid; and

•	A Chronic Care Benefit using Benefit Option 1, a single lump sum payment using the Maximum Acceleration Amount, has not previously been paid; and

•	There is an Annual Eligible Amount available for acceleration as described below; and

•	No more than four Chronic Care Benefit payments using Benefit Option 2 have been previously paid; and

•	Due proof is received by the insurer in writing that the Insured is chronically ill, as defined above.

The amount of the Chronic Care Benefit payment depends on whether the Certificate Owner elects either Benefit Option 1 or Benefit Option 2, as described below. After a Chronic Care Benefit payment is made, the elected option may not be changed. Under either Benefit Option 1 or Benefit Option 2, the amount of the payment is determined on the date the Company approves the Chronic Care Benefit payment.
As described below, the amount of the Chronic Care Benefit payment is either (i) the Maximum Acceleration Amount paid under Benefit Option 1, or (ii) the Annual Eligible Amount paid under Benefit Option 2, with the amount either (i) or (ii) reduced by the sum of:

•	The cost of exercising the Chronic Care Benefit based on the Insured’s age; plus

•	Any unpaid premium amount needed to avoid Certificate termination under the Grace Period And Termination section of the Certificate; plus

•	The Applicable Percentage of any Certificate Debt.

If the Annual Eligible Amount or the Maximum Acceleration Amount is reduced by the Applicable Percentage of Certificate Debt, then the amount equal to the reduction will be applied to repay the Certificate Debt.
Benefit Option 1:
If the Certificate Owner elects Benefit Option 1, only one Chronic Care Benefit will be paid, and it will be based on the Maximum Acceleration Amount.
The Maximum Acceleration Amount is the portion of the death benefit that is used to determine the amount to be accelerated under Benefit Option 1, and is the lesser of:

•	75% of the Original Total Selected Face Amount; or

•	Five times the product of the per diem amount allowed by the Internal Revenue Code by Section 7702B(d)(4), on the date the claim is approved, multiplied by 365.

Benefit Option 2:
If the Certificate Owner elects Benefit Option 2, up to five Chronic Care Benefits may be paid based on the Annual Eligible Amount. Benefit Option 2 may not be exercised more than once in any 12-month period. The Annual Eligible Amount is the portion of the death benefit that is used to determine the maximum amount to be accelerated in any 12-month period. The Annual Eligible Amount is equal to the lesser of:

•	50% of the Current Selected Face Amount for the Chronic Care Benefit;

•	75% of the Original Total Selected Face Amount net of any face amount previously accelerated; or

•	The product of the per diem amount allowed by the Internal Revenue Code by Section 7702B(d)(4), on the date the claim is approved, multiplied by 365.

Accelerating the death benefit for chronic illness will have the following effects on the certificate:

•
The Base Selected Face Amount, Supplemental Selected Face Amount, and Account Value will be reduced by Applicable Percentage after each Chronic Care Benefit payment. Monthly charges will then be based on the new Base Selected Face Amount, Supplemental Selected Face Amount, and Account Value.

•	Any Certificate Debt will also be reduced by the Applicable Percentage.

•	The cost of the Waiver of Monthly Charges Rider, if elected, will be adjusted to reflect the Current Selected Face Amount.

•	For Certificate Owners who have elected Death Benefit Option A, the Surrender Value will be reduced by the Applicable Percentage.

There is no premium or cost of insurance charge for this rider. The cost for exercising the Chronic Care Benefit is a percentage of either the Maximum Acceleration Amount if Benefit Option 1 is elected or the Annual Eligible Amount if Benefit Option 2 is elected and is based on the age of the Insured on the date we approve the Chronic Care Benefit payment.

Insured’s Age	Cost of Exercising the Chronic Care Benefit as a Percentage of the Maximum Acceleration Amount for Benefit Option 1 or the Annual Eligible Amount for Benefit Option 2
Under age 35	36%
Ages 35–44	27%
Ages 45 and above	18%

This rider is included automatically with Certificates issued under Group Policies issued in Ohio on or after January 1, 2021.
This rider will terminate on the earliest of:

•	A Chronic Care Benefit is paid under Benefit Option 1;

•	A fifth Chronic Care Benefit payment is made under Benefit Option 2;

•	75% of the Original Total Selected Face Amount is accelerated;

•	A benefit is paid under the Accelerated Benefits For Terminal Illness Rider;

•	The Overloan Protection Rider is exercised;

•	The certificate is no longer In Force; or

•	The certificate terminates for any reason.

An example of the operation of the Accelerated Death Benefit for Chronic Illness Rider is set forth in Appendix E.
Accidental Death Benefit Rider
In the event of accidental death of the Insured, we will pay a benefit equal to the lesser of:

•	the Base Selected Face Amount on the date of the Insured’s death; or

•	$5,000,000.

To pay any benefit under this rider, we will require proof, satisfactory to us, that the Insured’s death occurred:

•	as a direct result of accidental bodily injury independently of all other causes;

•	within 180 days after the injury occurred; and

•	while the certificate and rider were In Force.

For purposes of this rider, proof satisfactory to us means:

•	death by drowning or internal injuries must be confirmed by autopsy,

•	for all other injuries, the cause of death must be shown by a visible wound on the exterior of the body.

Unless prohibited by law, we have the right to examine a body at any time at our expense.
No accidental death will be payable if the Insured’s death results directly or indirectly from any of these causes.

•	Suicide – Suicide, while the Insured is sane or insane.

•	War – War, declared or undeclared, or any act of war.

•
Military Service – Service in the military forces of any country at war or in any civilian noncombatant unit serving with those forces. ‘‘War’’ includes undeclared war and any act of war. ‘‘Country’’ includes any international organization or group of countries.

•
Aviation – Travel in, or descent from or with, any kind of aircraft aboard which the Insured is a pilot or crew member or is giving or receiving any training. ‘‘Crew member’’ includes anyone who has any duty aboard the aircraft.

•	Natural Causes – Bodily or mental illness, disease, or infirmity of any kind, or medical or surgical treatment for any of these.

•	Drug – The taking or injection of any drug, hypnotic, or narcotic, accidentally or otherwise.

•	Felony – Death that occurred while committing a felony.

This rider will be contestable on the same basis as the Certificate during the lifetime of the Insured for two years from the rider issue date.
This rider ends automatically:

•	on the Certificate Anniversary date which is on or next follows the Insured’s 65th birthday; or

•	upon the termination of the certificate for any reason.

The rider may also be cancelled by the Certificate Owner’s Written Request. Cancellation will take effect on the Monthly Calculation Date that is on, or next follows, the date we receive the Written Request at our Administrative Office.
There is an additional charge for this rider equal to $0.025 per $1,000 of rider coverage. This rider may only be added at the time of issue of the certificate.
The example below shows the operation of this rider:

•	Assume that the Accidental Death Benefit Rider Face Amount is $500,000 and that the Insured’s Attained Age at death is 60.

•	Upon death due to accidental causes, $500,000 will be paid in addition to the death benefit as determined under the main coverage.

Please see ‘‘Appendix F – State Variations of Certain Certificate Features’’ for state variations pertaining to this rider.
Children’s Level Term Insurance Rider
This rider provides $25,000 of level term insurance on the life of each of the Insured’s children between the ages of 15 days and 26 years. To qualify as an insured child, the child’s relationship to the Insured must be either child, stepchild or legally adopted child, either on or after the date of the application. Additionally, the insured child must have been discharged from the hospital after his or her birth.
We will pay to the rider Beneficiary the applicable amount described below upon receipt of proof that the death of an insured child occurred:

(1)	before the end of the term of insurance for the insured child;

(2)	while coverage for the insured child was In Force; and

(3)	while the certificate is In Force.

The amount of benefit under this rider will be:

•
the amount of term insurance if the death occurs 180 days or more after the insured child’s date of birth, but before the Certificate Anniversary that is on or next follows the insured child’s 26th birthday; or

•	one-half of the amount of term insurance if the death occurs more than 14 days but less than 180 days after the insured child’s date of birth.

If the Insured’s child dies by suicide, while sane or insane, within two years after this rider’s issue date, the amount we will pay will be limited to the cost for this rider (or, if within two years after the effective date of any increase in the amount of term insurance, the cost of such increase).
We will not, in the absence of fraud, contest:

•	the insurance on the insured child after it has been In Force during the lifetime of the insured child for a period of two years from the rider issue date; or

•	the reinstatement of insurance on the insured child after the reinstated coverage has been In Force during the lifetime of the insured child for two years after the effective date of reinstatement.

The rider may be converted into a policy on the life of the insured child without evidence of insurability at the end of an insured child’s term of insurance provided that we must receive an application for the new policy within the period beginning 90 days before and ending 31 days after the end of the insured child’s term of insurance. The face amount of the new policy will be the amount of term insurance under this rider. The first full premium for the new policy must be paid while the insured child is alive and within 31 days after the end of the insured child’s term of insurance.
The term of insurance for a child ends on the earlier of:

•	the date the certificate terminates; or

•	the Monthly Calculation Date on or next following the date we receive a Written Request to terminate the rider; or

•	the Insured’s Attained Age 65; or

•	the Certificate Anniversary date on or next following the insured child’s 26th birthday.

If the Insured dies while the rider is In Force, coverage on the life of the insured child will continue until the Certificate Anniversary date that is on or next follows the insured child’s 26th birthday.
This rider may be added at any time. There is an additional charge for this rider.
The example below shows the operation of this rider:

•	Assume that the Insured has three children, ages 10, 16, and 27 and the Insured elected the Children’s Level Term Rider.

•	If the Insured’s 10 or 16 year old child dies, the Children’s Level Term Insurance Rider will pay $25,000 to the Insured.

Please see ‘‘Appendix F – State Variations of Certain Certificate Features’’ for state variations pertaining to this rider.
Overloan Protection Rider
A Certificate Owner is able to prevent the certificate from lapsing due to Certificate Debt by invoking the Overloan Protection Rider, which provides a guaranteed paid-up insurance benefit. This rider is designed to enable a Certificate Owner with a substantially depleted Surrender Value, due to Certificate Debt, to potentially avoid the negative tax consequences associated with the lapsing of the certificate.
Note: The IRS has not issued guidance on the tax consequences of exercising the Overloan Protection Rider. It is possible that the IRS could assert that the Certificate Debt should be treated as a distribution, in whole or in part, when the rider is invoked. Consult with a tax adviser regarding the risks associated with invoking this rider.
This rider is automatically attached on the Issue Date of the certificate if the certificate has been issued using the Guideline Premium Test under Section 7702 of the IRC. The rider cannot be elected after the certificate Issue Date or if the certificate was issued using the Cash Value Accumulation Test under Section 7702 of the IRC.
This rider will be exercised when we have received the Certificate Owner’s Written Request and all of the following requirements have been met:

•	The certificate is In Force and has reached the 15th Certificate Anniversary date;

•	The Insured is at least Attained Age 75;

•	The Account Value of the certificate must be at least $100,000;

•	The non-loaned Account Value is sufficient to pay the rider charge (described below);

•	The certificate is issued under the federal Guideline Premium Test under Section 7702 of the Internal Revenue Code, as amended;

•	The certificate is not, and exercise of this rider will not cause the certificate to become, a ‘‘Modified Endowment Contract’’ under the IRC;

•
The Certificate Debt exceeds a specified percentage of the Account Value. This percentage is called the Overloan Trigger Point Percentage and varies by the Attained Age of the Insured. The Overloan Trigger Point Percentages are shown below; and

•	All amounts that may be withdrawn from the certificate without the imposition of federal income tax must be taken as withdrawals.

The first time the requirements to exercise this rider are met, we will notify the Certificate Owner. The notice will be mailed 31 days before the end of the certificate’s Grace Period.
To exercise the rider, Certificate Debt must exceed a specified percentage of the Account Value called the Overloan Trigger Point. There is a one-time charge to exercise this rider. The charge is equal to the Account Value multiplied by a percentage that varies by the Insured’s Attained Age at the time the rider is exercised.
The Overloan Protection Rider Triggers and Rider Charge Percentages vary by the Insured’s Attained Age as shown below.

Attained Age	Rider Charge Percentage	Trigger Point Percentage
18–74	N/A	N/A
75	3.71%	96.00%
76	3.57%	96.00%
77	3.45%	96.00%
78	3.31%	96.00%
79	3.33%	96.00%
80	3.19%	96.00%
81	3.13%	96.00%
82	2.99%	97.00%
83	2.87%	97.00%
84	2.73%	97.00%
85	2.61%	97.00%
86	2.47%	97.00%
87	2.33%	97.00%
88	2.17%	97.00%
89	1.95%	98.00%
90	1.71%	98.00%
91	1.54%	98.00%
92	1.36%	98.00%
93	1.19%	98.00%
94	1.02%	98.00%
95	0.85%	99.00%
96	0.67%	99.00%
97	0.50%	99.00%
98	0.33%	99.00%
99	0.33%	99.00%
100+	N/A	N/A
When all of the certificate conditions are met, and after we receive the Certificate Owner’s Written Request to exercise this rider and the Rider Charge has been applied, the certificate’s death benefit will be adjusted in two steps:

•	If the Death Benefit Option is not already Death Benefit Option A, it will be changed to Death Benefit Option A; and

•
The Total Selected Face Amount will equal the Minimum Death Benefit after the Rider Charge is taken. If this Total Selected Face Amount is not compliant with Section 7702 of the IRC, the Certificate Owner will not be allowed to exercise this rider.

Exercising this rider will affect the certificate and any other certificate riders as follows:

•	Interest will continue to accrue on the Certificate Debt at the applicable interest rate under the certificate;

•	The loaned Account Value in the Guaranteed Principal Account will earn interest at the same rate as the loan interest rate;

•
Any remaining non-loaned Account Value will be held in the Guaranteed Principal Account and will accrue interest at not less than the certificate’s minimum annual interest rate for the Guaranteed Principal Account, shown in the certificate’s specifications pages;

•	All other certificate riders will be terminated;

•	No further monthly charges or additional charges will be taken from the Account Value;

•	No further premiums will be allowed;

•	No further certificate loans may be taken and no further loan payments may be made;

•	No further certificate changes, transfers of values or withdrawals will be allowed;

•	The Total Selected Face Amount will equal the Minimum Death Benefit, after deduction of the charge for the rider;

•	The certificate will be placed in paid-up status; and

•	The Certificate Owner will be notified of the changes to the certificate.

Note: The death benefit may be reduced (significantly) to the minimum amount permitted under the tax code to maintain the certificate’s status as a life insurance policy.
This rider will terminate when any of the following occurs:

•
Before this rider is exercised, we receive a satisfactory Written Request from the Certificate Owner to terminate this rider. Such termination will be effective on the Monthly Calculation Date on, or that next follows, the date we receive the Written Request; or

•	The Paid-up Certificate Date; or

•	Termination of the certificate for any reason.

This rider cannot be reinstated if it was terminated at the Certificate Owner’s request.
This rider is not available in New York.
An example of the Overloan Protection Rider is set forth in Appendix D.
Spouse Level Term Insurance Rider
This rider provides level term insurance on the life of an Insured’s spouse. The spouse may not be legally separated from the Insured when coverage under the rider becomes effective. In addition, the spouse must be at least 18 years of age but not older than 64 years of age. Spouse as defined in this rider includes civil union or domestic partner if recognized under applicable state law. The minimum amount of term insurance under this rider is $50,000.
You may convert the rider into a new premium-paying life insurance policy on the insured spouse without providing evidence of insurability on the Certificate Anniversary Date that is on or next follows the earliest of the following events:

•	annulment, divorce or legal separation before the insured spouse’s 65th birthday;

•	the Insured’s spouse’s 65th birthday; or

•	the death of the Insured before the insured spouse’s 65th birthday; or

•	if applicable, the date any Overloan Protection Rider to the Certificate is exercised.

The rider may be converted into a policy on the life of the insured spouse without evidence of insurability. The conversion is subject to us receiving an application for the new policy within the period beginning 90 days before and ending 31 days after the date the event described immediately above occurs. The face amount of the new policy cannot exceed the amount of term insurance under this rider. The first full premium for the new policy must be paid while the insured spouse is alive and within 31 days after the termination of this rider.
You may request an increase or decrease in the face amount of the rider, which will be subject to our approval. If you change the face amount, your certificate charges will change accordingly. There is an additional charge for this rider that varies based on the individual characteristics of the insured spouse. Please see the Periodic Charges Other than Fund Operating Expenses table for information about the Spouse Level Term Insurance Rider charge.

If the Insured’s spouse dies by suicide, while sane or insane, within two years after this rider’s issue date, the amount we will pay will be limited to the cost for this rider (or, if within two years after the effective date of any increase in the amount of term insurance, the cost of such increase).
We will not, in the absence of fraud, contest:

•	the insurance on the insured spouse after it has been In Force during the lifetime of the insured spouse for a period of two years from the rider issue date;

•	any optional increase of the coverage on the insured spouse after the increase has been In Force during the lifetime of the insured spouse for two years after the effective date of the increase; or

•	the reinstatement of insurance on the insured spouse after the reinstated coverage has been In Force during the lifetime of the insured spouse for two years after the effective date of reinstatement.

Coverage under the rider will end on the earliest of:

•	the date of termination of the certificate; or

•	the Monthly Calculation Date on or next following the date we receive your Written Request to terminate this rider; or

•	the date this rider is converted to a new certificate; or

•	the Certificate Anniversary date that is on or next follows the insured spouse’s 65th birthday; or

•	if applicable, the date any Overloan Protection Rider to the certificate is exercised. This rider can be added at any time.

Below is an example showing the impact of this rider:
Assume the following:

•	The Spouse Level Term Insurance Rider was available at the Case level and the Insured selected it to cover her spouse.

•	The Spouse Attained Age is 55.

•	The Coverage amount is $100,000.

•	Upon the death of the spouse, the Spouse Level Term Insurance Rider pays out $100,000 to the Beneficiary named under the rider.

•	The rider terminates after the payout.

Please see ‘‘Appendix F – State Variations of Certain Certificate Features’’ for state variations pertaining to this rider.
Waiver of Monthly Charges Rider
Under this rider we will waive the monthly charges deducted from your Account Value (other than the mortality and expense risk charge) if:

•	the Insured becomes totally disabled (as defined in the rider) before the Certificate Anniversary that is on or next follows the Insured’s 65th birthday; and

•	such total disability continues for six consecutive months.

We will not return any premiums paid; however, we will adjust the Account Value according to the terms of the rider.
Total Disability is defined as an incapacity of the Insured that:

•	is caused by sickness or injury; and

•	requires the Insured to be under a doctor’s care; and

•	begins while this rider is In Force; and

•	for the first 24 months of any period of Total Disability, prevents the Insured from performing the substantial and material duties of the Insured’s occupation; and

•	after Total Disability has continued for 24 months, prevents the Insured from engaging in any occupation the Insured is or may become qualified to perform.

No benefit will be payable if the Insured’s disability results directly or indirectly from any of these causes:

•	Suicide Attempt – Any suicide attempt, or intentionally self-inflicted injury, while sane or insane.

•	War – War, declared or undeclared, or any act of war.

•
Military Service – Service in the military forces of any country at war or in any civilian noncombatant unit serving with those forces. “War” includes undeclared war and any act of war. “Country” includes any international organization or group of countries.

•	Drug – The taking or injection of any drug, hypnotic, or narcotic, accidentally or otherwise.

•	Felony – Disability that occurred while committing a felony.

Benefits payable under this rider end when any of the following occurs:

•	the Insured is no longer totally disabled; or

•	you do not give us the required satisfactory proof of continued total disability; or

•	the Insured fails or refuses to have a required examination; or

•	the Certificate Anniversary date that is on or next follows the Insured’s 65th birthday, or, if later, the date two years from the date the total disability began.

Proof of claim must be received at our Administrative Office while the Insured is living and during the continuance of total disability. Also, it must be received within one year after the earlier of:

•	the Certificate Anniversary date that is on or next follows the Insured’s 65th birthday; and

•	termination of the certificate.

However, if it was not reasonably possible to give us notice and/or proof of claim on time, the delay will not reduce the benefit if notice and/or proof are given as soon as reasonably possible.
Until we approve your claim, you are required to pay all premiums necessary to avoid a lapse of this certificate. If total disability begins during this certificate’s Grace Period, any required premiums must be received before we will approve the claims made under this rider.
There is an additional charge for this rider that varies based on the individual characteristics of the Insured. Please see the ‘‘Rider Charges’’ table under the ‘‘Fee Tables’’ section for information about the Waiver of Monthly Charges Rider charge.
This rider may be added at any time and may be cancelled by the Certificate Owner’s Written Request. Cancellation will take effect on the Monthly Calculation Date that is on, or next follows, the date we receive the Written Request at our Administrative Office.
The example below shows the operation of this rider:

•	The Insured is Attained Age 55.

•	The Insured has been totally and permanently disabled for at least 6 months.

•	Account Value on the Monthly Calculation Date prior to the deduction of monthly charges is $100,000.

•	Total monthly charges are $400.

•	The rider waives the monthly charges, so the Account Value remains at $100,000.

Please see ‘‘Appendix F – State Variations of Certain Certificate Features’’ for state variations pertaining to this rider.
Accessing the Money in Your Certificate
Withdrawals
After your certificate has been In Force for 12 months, you can withdraw value from your certificate. You must send a Written Request on our administrative form to our Administrative Office.

Minimum withdrawal amount: $500 (before deducting the withdrawal charge).
Maximum withdrawal amount. This amount is equal to:

∘	the Account Value; less

∘	any Certificate Debt; less

∘	an amount equal to (i) the most recent monthly charge multiplied by (ii) one plus the number of Monthly Calculation Dates remaining until the next Planned Premium due date.

Example:

Your certificate has $1,000 of Account Value, $500 of Certificate Debt and your most recent monthly charge was $25. Assume your premium is paid quarterly and there are two (2) Monthly Calculation Dates left until the next Planned Premium due date. The maximum withdrawal amount will be $425.00 ($1,000 − $500 − (3 x $25)).
We deduct a withdrawal charge of up to 2.0% of the amount you withdraw, but not more than $25.00. In the above example the withdrawal charge will be $8.50 ($425.00 x 2.0%).
We deduct the withdrawal amount from your Account Value on the Valuation Date that your Written Request is received in Good Order at our Administrative Office.
You must state in your request form the dollar amount and corresponding Separate Account Division(s) from which you want the withdrawal made. If you do not specify otherwise, we will withdraw the amount in proportion to your values in the Separate Account Divisions and the non-loaned portion of the GPA. If you choose to withdraw an amount from the GPA, it may not exceed the non-loaned Account Value in the GPA.
We will reduce your Account Value by the amount of the withdrawal, which includes the withdrawal charge.
If necessary, we will reduce your certificate’s Supplemental Selected Face Amount and the Base Selected Face Amount upon withdrawal to prevent an increase in the net amount at risk, unless you provide us with satisfactory evidence of insurability. If you do not specify, any decrease will be applied first to the Supplemental Selected Face Amount and then, if necessary, to the Base Selected Face Amount.
Withdrawals may have adverse tax consequences. These tax consequences are discussed in the ‘‘Federal Income Tax Considerations’’ section.
Withdrawal requests will be effective on the Valuation Date we receive the Written Request at our Administrative Office. Withdrawal requests determined to be in Good Order on a non-Valuation Date or after the end of a Valuation Date will be effective as of the next Valuation Date. We will normally pay any withdrawal amounts within seven calendar days after we receive all required documents in Good Order at our Administrative Office, unless we are entitled to delay payment of the Withdrawal amount pursuant to applicable law. Please see ‘‘Deferral of Payments’’ in the ‘‘Other Certificate Rights and Limitations’’ section.
Surrenders
You may surrender your certificate to us at any time while the certificate is In Force. We will pay you its Surrender Value. To surrender your certificate, you must submit a completed surrender form and any other forms we may require.
The surrender will be effective on the Valuation Date we receive all required, fully completed forms in Good Order at our Administrative Office, unless you select a later effective date. If the surrender involves an exchange or transfer of assets to a certificate issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, your surrender request will be effective on the next Valuation Date.
There is no surrender charge.

We will normally pay any surrender amounts within seven calendar days of the surrender effective date, unless we are required to postpone or suspend surrender payments. Please see “Other Certificate Rights and Limitations” in the “Other Information” section for additional information.
The certificate terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the certificate may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.
Surrender Value
You may surrender your certificate for its Surrender Value at any time while the certificate is In Force and the Insured is alive. The Surrender Value is equal to:

•	the Account Value; less

•	any outstanding Certificate Debt.

Loans
You may take a loan from the certificate once your certificate has been In Force for six months. We charge interest on certificate loans, and the interest may be added to the Certificate Debt. We refer to all outstanding loans plus accrued interest as Certificate Debt.
You may repay all or part of your Certificate Debt, but you are not required to do so. We will deduct any outstanding Certificate Debt from the proceeds payable at death or the surrender of the certificate.
Taking a loan from your certificate has several risks:

•	it may increase the risk that your certificate will terminate;

•	it will have a permanent effect your certificate’s Surrender Value;

•	it may increase the amount of premium needed to keep your certificate In Force;

•	it will reduce the death proceeds if the loan is not repaid prior to death; and

•	it has potential adverse tax consequences.

The risks that can result from taking a certificate loan may be reduced if you repay Certificate  Debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.
Requesting a Loan
You may take a loan by completing a loan request form and sending it to our Administrative Office, or by other means we authorize, subject to certain restrictions. You must assign the certificate to us as collateral for the loan.
Once we have processed the loan request and deducted the proportionate amounts from the Separate Account Divisions and/or the GPA, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a Written Request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the Valuation Date the Written Request is received in Good Order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed. Please see ‘‘Loan Interest Charged’’ below for additional information.
Maximum Loan Amount
The maximum loan amount allowed at any time is equal to:

(1)	100% of your Account Value at the time of the loan; less

(2)	any outstanding Certificate Debt before the new loan; less

(3)	an amount equal to:

(a)	the most recent monthly charges multiplied by

(b)	one plus the number of Monthly Calculation Dates remaining until the next Planned Premium is due.

Payment of Proceeds
Loans will be effective on the Valuation Date we receive your loan request form and all other required documents in Good Order at our Administrative Office. If we receive your request in Good Order on non-Valuation Date or after the end of a Valuation Date, your loan request will be effective as of the next Valuation Date.
On the effective date of the loan, we deduct proportionate amounts from the Separate Account Divisions and/or the GPA (excluding any outstanding loans) and transfer the resulting dollar amounts to the loaned portion of the GPA.
We will pay any loan amounts within seven calendar days of the loan effective date, unless we are required to suspend or postpone loan amounts.
Please see the “Other Certificate Rights and Limitations” sub-section in the “Other Information” section for additional information.
Interest Credited on the Loaned Value
When you take a loan, we transfer an amount equal to the loan to the loaned portion of the GPA. This amount earns interest at a rate equal to the greater of:

•	1%, or

•	the certificate loan rate less the loan interest rate expense charge, not to exceed 3%.

The loan interest rate expense charge is currently 1%. We guarantee that this charge will not exceed 3%.
Loan Interest Rate Charged
We will charge a fixed interest rate on any loan. The interest rate on any loan taken from the Issue Date through the 20th Certificate Anniversary will be 4%. The interest rate on any loan taken after the 20th Certificate Anniversary will be 3.5%.
Interest on certificate loans is not due in advance. The interest accrues daily and becomes part of the Certificate Debt as it accrues. Interest is due on each Certificate Anniversary date. If interest is not paid when due, it will be added to the loan and will bear interest at the loan rate. The interest is deducted proportionately from the Separate Account Divisions and the GPA according to the then current value in those Separate Account Divisions and the GPA and added to the loan. If the certificate’s Account Value cannot cover the loan interest due, the policy may lapse. Please see the “Certificate Termination and Reinstatement” section.
Effect of a Loan on the Values of the Certificate
A certificate loan negatively affects certificate values because we reduce the death benefit and Surrender Value by the amount of the Certificate Debt.
Also, a certificate loan, whether or not repaid, has a permanent effect on your certificate’s  Surrender Value because, as long as a loan is outstanding, a portion of the Account Value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your Surrender Value will be. In addition, if you do not repay a loan, your outstanding Certificate Debt will reduce the death benefit and Surrender Value that might otherwise be payable.
Whenever you reach your Certificate Debt Limit, your certificate is at risk of terminating. Your Certificate Debt Limit is reached when total Certificate Debt exceeds the Account Value. If this happens, we will notify you in writing. Please see ‘‘Appendix F – State Variations of Certain Certificate Features’’ for state variations pertaining to this provision. The ‘‘Certificate Termination and Reinstatement’’ section explains more completely what will happen if your certificate is at risk of terminating. Please note that certificate termination with an outstanding loan also can result in adverse tax consequences. Please see the ‘‘Federal Income Tax Considerations’’ section for additional information.
Any repayment of Certificate Debt will result in the transfer of certificate Account Value equal to the repayment out of the loaned portion of the Guaranteed Principal Account and the application of that amount to each Separate Account Division and to the non-loaned portion of the Guaranteed Principal Account in accordance with the allocations in effect.
Repayment of Loans
All or part of your Certificate Debt may be repaid at any time while the Insured is living and while the certificate is In Force. We will increase the death benefit and Surrender Value under the certificate by the amount of the repayment.
A loan repayment must be identified as such or we will consider it a premium payment. We will apply the loan repayment on the Valuation Date it is received in Good Order. If we receive the loan repayment in Good Order on a non-Valuation Date or after the end of a Valuation Date, the loan repayment is effective as of the next Valuation Date. If a loan repayment is dishonored by your bank after we have applied the loan repayment to your certificate, the transaction will be deemed void and your loan repayment will be reversed.
Loan repayments will be first applied to pay accrued interest until exhausted and any remainder will be applied to reduce the remaining loan amount. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of any applicable charges. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.
Upon repayment of a certificate loan, we will transfer values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Separate Account Division(s). We will transfer the repayment according to the current premium allocation instructions at the time of repayment. If you do not repay the loan, we deduct the loan amount due from the Surrender Value or death benefit.
Certificate Termination and Reinstatement
The certificate will terminate upon the occurrence of any of the following events:

•	the Insured dies;

•	the certificate has been fully surrendered for its Surrender Value;

•	the Certificate Debt Limit is reached; or

•	the Grace Period ends and we have not received the amount of premium necessary to keep the certificate In Force.

The certificate will not terminate simply because you do not make premium payments. In addition, making premium payments will not guarantee that the certificate will remain In Force (for example, if the investment experience of the Funds has been unfavorable, your Surrender Value may decrease even if you make periodic premium payments). If the certificate does terminate, you may be permitted to reinstate it.
Certificate termination could have adverse tax consequences for you. If the certificate is reinstated, any adverse tax consequences that resulted from the certificate termination cannot be reversed. To avoid certificate termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your certificate In Force. For more information on the effect of certificate termination, please see the ‘‘Federal Income Tax Considerations’’ section.
Certificate Termination
We will not terminate your certificate for failure to pay premiums. However, if on a Monthly Calculation Date, the Account Value less any Certificate Debt is insufficient to cover the total monthly deduction, your certificate will enter a Grace Period.

Grace Period
Before your certificate terminates, we allow a Grace Period during which you can pay the amount of premium needed to avoid certificate termination. We will mail to you and any assignee a notice informing you and any assignee of the start of the Grace Period and the amount of premium needed to avoid termination of the certificate.
The Grace Period begins on the date the monthly charges are due. It ends on the later of:

•	61 calendar days after the date the Grace Period begins, or

•	31 calendar days after the date we mail you and any assignee written notice at the last known address shown in our records.

Please see ‘‘Appendix F – State Variations of Certain Certificate Features’’ for state variations pertaining to this provision.
During the Grace Period, the certificate will stay In Force. If the Insured dies during this period and the amount of premium needed to avoid Certificate Termination has not been paid, we will pay the death benefit proceeds, reduced by the amount of premium needed to avoid Certificate Termination and any Certificate Debt.
If we do not receive the required payment by the end of the Grace Period, the certificate will terminate without value at the end of the Grace Period. We will return a premium payment if it is less than the minimum amount needed to avoid termination.
During the Grace Period, certain financial transactions cannot be processed (transfers, withdrawals, loans). You must pay the premium due before subsequent financial transactions can be processed.
The Company’s mailing of a certificate termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.
Reinstating Your Certificate
For a period of three years after termination of the certificate, or longer if required by state law, you may be able to reinstate the certificate during the Insured’s lifetime. We will not reinstate the certificate if it has been surrendered for its Surrender Value.
To reinstate your certificate, we will need:

•	a written application to reinstate;

•	evidence, satisfactory to us, that the Insured is still insurable;

•	a premium payment sufficient to keep the certificate In Force for three months after reinstatement. The minimum amount of this premium payment will be quoted upon request; and

•	a MEC Notice and Acknowledgement form, if the reinstated certificate would be a MEC (please see ‘‘Certificate After You Reinstate’’ below, and the ‘‘Federal Income Tax Considerations’’ section).

We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application.
The certificate will be reinstated on the Monthly Calculation Date that is on, or next follows, the date we approve your application (Reinstatement Date). We will assess monthly charges due to us upon reinstatement of the certificate as of the Reinstatement Date.
Please see ‘‘Appendix F – State Variations of Certain Certificate Features’’ for state variations pertaining to this provision.
Certificate After You Reinstate
If you reinstate your certificate, the Total Selected Face Amount will be the same as it was when the certificate terminated. Your Account Value will be:

(1)	the premium paid to reinstate your certificate, less

(2)	any applicable premium load charge, less

(3)	applicable monthly charges due.

If you reinstate your certificate, it may become a MEC under current federal law. Please consult your tax adviser. More information on MECs is included in the “Federal Income Tax Considerations” section.
Reinstatement will not reverse any adverse tax consequences caused by certificate termination unless it occurs within 90 calendar days of the end of the Grace Period. In no situation, however, can adverse tax consequences that are a result of Certificate Debt be reversed.
Federal Income Tax Considerations
The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the certificate. The presented is not written or intended as tax or legal advice. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code of 1986, as amended (IRC), Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any certificate. We reserve the right to make changes in the certificate to ensure that it continues to qualify as life insurance for tax purposes.
No attempt is made in this prospectus to consider any applicable state or other tax laws.
This certificate is intended to qualify under Section 7702 of the IRC as a ‘‘life insurance contract’’ for federal tax purposes. To maintain its status as a ‘‘life insurance contract’’ we will monitor the certificate for compliance with the limits established by the IRC. In any Certificate Year, we reserve the right to take any action we deem necessary to maintain the status of the certificate, including the right to refund premium or to distribute to you a portion of the Account Value. We may adjust the applicable limits to reflect any certificate change(s) we permit, but we may also restrict or deny any change to the certificate benefits (such as rider additions, rider removal or reduction, or withdrawals) to the extent required to maintain the certificate’s status.
Certificate Proceeds and Loans
We believe the certificate meets the IRC definition of life insurance. Therefore, the death benefit under the certificate generally is excludible from the Beneficiary’s gross income under federal tax law. If you sell the certificate or there is a transfer for value under IRC Section 101(a)(2), all or a portion of the death benefit under the certificate may become taxable unless an exception applies.
As a life insurance certificate under the IRC, the gain accumulated in the certificate is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the certificate is taxed as ordinary income.
From time to time, the Company may be entitled to certain tax benefits related to the investment of Company assets, including those comprising the certificate value. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
The following information applies only to a certificate that is not a MEC under federal tax law. Please see ‘‘Modified Endowment Contracts’’ later in this section for information about MECs.
As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the certificate. Cost basis equals the sum of the premiums and other consideration paid for the certificate less any prior withdrawals under the certificate that were not subject to income taxation. For example, if your cost basis in the certificate is $10,000, amounts received under the certificate will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.
However, special rules apply to certain withdrawals associated with a decrease in the certificate death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a certificate is issued, and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the certificate for its Surrender Value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the certificate. For this calculation, the value received is equal to the Account Value, but not reduced by any outstanding Certificate Debt.
Therefore, if there is a loan on the certificate when the certificate is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.
To illustrate how certificate termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the certificate is $10,000, your Account Value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the certificate. If, in this example, you have an outstanding Certificate Debt of $14,000, you would receive a payment equal to the Surrender Value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 Account Value minus $10,000 cost basis).
The potential that Certificate Debt will cause taxable income from certificate termination to exceed the payment received at termination also may occur if the certificate terminates without value. Factors that may contribute to these potential situations include:

•	amount of outstanding Certificate Debt at or near the maximum loan value;

•	unfavorable investment results affecting your certificate Account Value;

•	increasing monthly certificate charge rates due to increasing Attained Ages of the Insureds;

•	high or increasing amount of Insurance Risk, depending on death benefit option and changing Account Value; and

•	increasing loan interest rate expense charge if the adjustable certificate loan rate is in effect.

One example occurs when the Certificate Debt Limit is reached. If, using the previous example, the Account Value were to decrease to $14,000 due to unfavorable investment results, and the certificate were to terminate because the Certificate Debt Limit is reached, the certificate would terminate without any cash paid to you; but your taxable income from the certificate at that time would be $4,000 ($14,000 Account Value minus $10,000 cost basis). The certificate also may terminate without value if unpaid certificate loan interest increases the outstanding Certificate Debt to reach the Certificate Debt Limit.
To avoid certificate terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your certificate In Force.
You can reduce the likelihood that these situations will occur by considering these risks before taking a certificate loan. If you take a certificate loan, you should monitor the status of your certificate with your registered representative and your tax adviser at least annually, and take appropriate preventative action.
We believe that, under current tax law, any loan taken under the certificate will be treated as Certificate Debt of the Certificate Owner. If your certificate is not a MEC, the loan will not be considered income to you when received.
Interest on certificate loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for ‘‘trade or business’’ or ‘‘investment’’ purposes, provided that you meet certain narrow criteria.
If the Certificate Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned certificate. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain Insureds.
Investor Control and Diversification
There are a number of tax benefits associated with variable life insurance policies. Gains on the Net Investment Experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among Separate Account Divisions also are deferred. For these benefits to continue, the certificate must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the Certificate Owner, has control of the investments underlying the various Separate Account Divisions for the certificate to qualify as life insurance.
You may make transfers among Separate Account Divisions, but you may not direct the investments each Separate Account Division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the certificate would no longer qualify as life insurance and you would be taxed on the gain in the certificate as it is earned rather than when it is withdrawn or otherwise accessed.
The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a Certificate Owner can have too much investor control if the variable life certificate offers a large number of investment divisions in which to invest Account Values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to certificates  already In Force.
Consequently, we reserve the right to further limit Net Premium allocations and transfers under the certificate, so that it will not lose its qualification as life insurance due to investor control.
In addition, the IRC requires that the investments of the Separate Account Divisions be “adequately diversified” in order for a certificate to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account Divisions, through their underlying investment Funds, will satisfy these diversification requirements.
Modified Endowment Contracts
If a certificate is a Modified Endowment Contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the certificate are taxable to the extent of any income accumulated in the certificate. The certificate income is the excess of the Account Value (both loaned and non-loaned) over your cost basis. For example, if your cost basis in the certificate is $10,000 and the Account Value is $15,000, then all distributions up to $5,000 (the accumulated certificate income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.
If any amount is taxable as a distribution of income under a MEC, it may also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Certificate Owners. The penalty tax will not apply to distributions:

•	made on or after the date the taxpayer attains age 59½; or

•	made because the taxpayer became disabled; or

•
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s Beneficiary. These payments must be made at least annually.

A certificate is a MEC if it satisfies the IRC definition of life insurance but fails the “7-Pay Test.” A certificate fails this test if:

(1)	the accumulated amount paid under the certificate at any time during the first seven contract years exceeds

(2)	the total premiums that would have been payable at that time for a certificate providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy will always be treated as a MEC if it is issued as part of an IRC  Section 1035 tax-free exchange from a life insurance policy  that was already a MEC.
If certain changes are made to a certificate, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-Pay testing period, we will retest the certificate using the lower benefit amount from the start of that testing period. If the reduction in death benefit causes the certificate to fail the 7-Pay Test for any prior Certificate Year, the certificate will be treated as a MEC beginning in the Certificate Year in which the reduction takes place.
Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.
We will retest whenever there is a “material change” to the certificate while it is In Force. If there is a material change, a new 7-Pay Test period begins at that time. The term “material change” includes certain increases in death benefits.
Since the certificate provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new 7-Pay Test period or cause the certificate to become a MEC.

Once a certificate fails the 7-Pay Test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the certificate. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the certificate’s failing the 7-Pay Test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the certificate’s becoming a MEC, shall be treated as received in anticipation of failing the 7-Pay Test. However, such written authority has not yet been issued.
Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular certificate. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same Certificate Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.
Other Tax Considerations
A change of the Certificate  Owner or an Insured, or an exchange or assignment of the certificate, may cause the Certificate Owner to recognize taxable income.
The impact of federal income taxes on values under the certificate and on the benefit to you or your Beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not currently significant, and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Certificate Owner or Beneficiary.
Qualified Plans
The certificate may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a certificate with such plans are complex, you should not use the certificate in this way until you have consulted a competent tax adviser. You may not use the certificate as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or an IRC Section 403(b) custodial account.
Employer-Owned Policies
The IRC contains certain notice and consent requirements for ‘‘employer-owned life insurance’’ policies. The IRC defines ‘‘employer-owned life insurance’’ as a life insurance contract:

•	that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties);

•	insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and

•	under which the certificate holder is directly or indirectly a Beneficiary.

The tax-free death benefit for employer-owned life insurance is limited to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:

(1)	the employer intends to insure the employee’s life;

(2)	the maximum face amount for which the employee could be insured at the time the contract was issued; and

(3)	the employer will be the Beneficiary of any proceeds payable on the death of the employee.

Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.
Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

•	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);

•	The Insured was an employee at any time during the 12-month period before his or her death;

•
The proceeds are paid to a member of the Insured’s family, an individual who is the designated Beneficiary of the Insured under the contract, a trust established for the benefit of any such member of the family or designated Beneficiary, or the Insured’s estate; or

•	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.
Business Uses of Certificate
Businesses can use the certificates in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and non-exempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The Internal Revenue Service and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the certificate for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
Tax Shelter Regulations
Prospective Certificate Owners that are corporations should consult a tax adviser about the treatment of the certificate under the Treasury Regulations applicable to corporate tax shelters.
Generation Skipping Transfer Tax Withholding
Under certain circumstances, the IRC may impose a ‘‘generation skipping transfer tax’’ when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Certificate Owner. Regulations issued under the IRC may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS.
Withholding
To the extent that certificate distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico
Income received by residents of Puerto Rico under life insurance certificates issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Non-Resident Aliens and Foreign Entities
Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the

United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies.
In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:

•	proof of residency (in accordance with IRS requirements); and

•	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act, effective July 1, 2014, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.
Sales to Third Parties
If you sell your certificate to a viatical settlement provider, and the Insured is considered terminally or chronically ill within the meaning of IRC Section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.
However, the sale of your certificate to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your certificate. Any amount you receive in excess of that amount is taxed as capital gain income. Under the Tax Cuts and Jobs Act of 2017, these sales may qualify as reportable sales and require the purchaser and the contract issuer to report the sale to the seller and the IRS. Previously the IRS had taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charge incurred prior to the sale. The Tax Cuts and Jobs Act of 2017 provides that for reportable sales that take place after August 25, 2009, no reduction in the cost basis for the cost of insurance incurred is required.
Medicare Hospital Insurance Tax
A Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property.
Under final regulations, this definition includes the taxable portion of any annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your certificate.
Other Information
Other Certificate Rights and Limitations
Right to Assign the Certificate
Generally, you may assign the certificate as collateral for a loan or other obligation, subject to any outstanding Certificate Debt. We will refuse or accept any request to assign the certificate on a non-discriminatory basis. Please refer to your certificate and “Appendix F – State Variations of Certain Certificate Features.” For any assignment we allow to be binding on us, we must receive, in Good Order, written notice of the assignment and a signed copy of it in proper form at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your certificate, certain of your rights may only be exercised with the consent of the assignee of record.

Possible Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a Certificate Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your certificate to government regulators.
Delay of Payment of Proceeds from the GPA
We may delay payment of any surrenders, withdrawals and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.
If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate used for interest on death proceeds.
Delay of Payment of Proceeds from the Separate Account
We may suspend or postpone transfers from the Separate Account Divisions, or delay payment of any surrenders, withdrawals, loan proceeds, and death benefits from the Separate Account during any period when:

•	it is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings);

•	trading is restricted by the SEC;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	the SEC, by order, permits us to delay payment in order to protect our Certificate Owners.

If, pursuant to SEC rules, a money market Fund suspends payment of redemption proceeds in connection with a liquidation by the Fund, we will delay payment of any transfer, withdrawal, surrender, loan, or death benefit from a money market division until the Fund is liquidated.
Distribution
The certificates are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the certificates sold by its registered representatives, and MML Distributors serves as principal underwriter of the certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.
Both MMLIS and MML Distributors are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MML Distributors receive compensation for their actions as principal underwriters of the certificates.
Commissions and Allowances Paid to MMLIS and Broker-Dealers
Commissions are paid to MMLIS and all broker-dealers involved in the sale of the certificate. Commissions for sales of the certificates by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives.
Commissions for sales of the certificates by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker-dealers.
Commissions are a percentage of the premium paid under the  certificates. Commissions will not exceed 30% of premiums, plus 0.20% of the certificate’s average annual Variable Account Value.

Additional Compensation Paid to MMLIS
Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (certificate retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this certificate may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the certificate by their registered representatives.
Additional Compensation Paid to Certain Broker-Dealers
In addition to the commissions described above, we may make cash payments to certain broker-dealers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The broker-dealers may use these payments for any reason, including helping offset the costs of the conference or educational seminar.
We may also make cash payments to broker-dealers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of support being provided. These payments are not made in connection with the sale of specific certificates.
These additional payments are not offered to all broker-dealers and the terms of these arrangements may differ. Any such payments will be paid by MML Distributors or us out of our or MML Distributors’ assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such payments and may influence the way that a broker-dealer markets the certificate.
Compensation in General
The compensation arrangements described in the paragraphs above may provide a registered representative with an incentive to sell this certificate over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this certificate.
We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain Funds to help us make these cash and non-cash payments.
Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a certificate.
Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support and training for sales representatives who sell the policies).
Computer System, Cybersecurity, and Service Disruption Risks
The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).
Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company. These events may adversely affect computer and other systems on which the Company relies, interfere with the processing of contract-related transactions (including the processing of orders from Certificate Owners  and orders with the Funds) and the Company’s ability to administer this contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying the contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting the contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.
Legal Proceedings
The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.
While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the certificates.
For more information regarding the Company’s litigation and other legal proceedings, please see the notes to the Company’s financial statements contained within the SAI.
Unclaimed Property
Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on Certificate Owners, Insureds, Beneficiaries, and any other payees of proceeds from a certificate. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.
Financial Statements
We encourage both existing and prospective owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited U.S. GAAP financial statements are included in the SAI. You can request the SAI by contacting our Administrative Office.

Appendix A
Funds Available Under the Certificate
The following is a list of Funds currently available under the certificate. This list of Funds is subject to change, as discussed in the prospectus for the certificate. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/SGVULII. You can also request this information at no cost by calling (800) 548-0073 or sending an email request to LCMClientServices@MassMutual.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your certificate may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Asset Allocation	MML Aggressive Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.97%	18.32%	10.27%	7.32%
Asset Allocation	MML American Funds Core Allocation Fund (Service Class I)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.00%	14.37%	7.94%	6.44%
Asset Allocation	MML Balanced Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.85%	12.47%	6.44%	4.95%
Asset Allocation	MML Conservative Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.82%	11.65%	5.54%	4.37%
Asset Allocation	MML Growth Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.90%	15.98%	8.95%	6.48%
Asset Allocation	MML Moderate Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.86%	13.90%	7.29%	5.50%
Money Market	MML U.S. Government Money Market Fund (Initial Class)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.52%	4.64%	1.54%	0.95%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.92% (*)	8.88%	1.30%	1.50%
Fixed Income	MML Dynamic Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Advisers: Western Asset Management Company, LLC and Western Asset Management Company Limited	0.57% (*)	7.99%	0.97%	—
Fixed Income	MML High Yield Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.96% (*)	13.21%	5.07%	4.53%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Fixed Income	MML Inflation-Protected and Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.61% (*)	5.43%	3.19%	2.48%
Fixed Income	MML Managed Bond Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.45%	6.70%	1.58%	2.04%
Fixed Income	MML Short-Duration Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.58%	6.94%	1.30%	1.58%
Fixed Income	MML Total Return Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC	0.63%	5.45%	1.04%	1.55%
Balanced	MML Blend Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.50%	17.62%	9.10%	7.55%
Large Cap Value	MML Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Brandywine Global Investment Management, LLC	0.44%	9.32%	11.99%	8.34%
Large Cap Value	MML Equity Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.79%	9.54%	11.20%	7.86%
Large Cap Value	MML Fundamental Value Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Boston Partners Global Investors, Inc.	0.80%	13.69%	12.14%	8.39%
Large Cap Value	MML Income & Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.71%	9.19%	12.00%	8.79%
Large Cap Blend
Fidelity® VIP Contrafund® Portfolio (Service Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited
		0.66%	33.34%	16.54%	11.50%
Large Cap Blend	Invesco V.I. Main Street Fund® (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80% (*)	23.22%	13.57%	10.02%
Large Cap Blend	MML Focused Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	0.87%	9.88%	13.44%	10.83%
Large Cap Blend	MML Fundamental Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.81%	23.00%	14.99%	12.22%
Large Cap Blend	MML Sustainable Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.56%	24.51%	14.72%	10.97%
Large Cap Growth	MML American Funds Growth Fund (Service Class I)(3)(4) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	37.96%	18.17%	13.87%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Growth	MML Blue Chip Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.78%	49.53%	12.93%	12.05%
Large Cap Growth	MML Large Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.69%	51.71%	17.75%	12.98%
Small/Mid-Cap Value	MML Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.89%	5.97%	11.11%	8.83%
Small/Mid-Cap Value	MML Small Company Value Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.99% (*)	16.14%	11.22%	7.62%
Small/Mid-Cap Value	MML Small/Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	0.82%	17.12%	11.06%	7.75%
Small/Mid-Cap Blend	MML Small Cap Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.73%	17.81%	13.18%	9.09%
Small/Mid-Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.87%	13.15%	12.77%	9.79%
Small/Mid-Cap Growth	MML Mid Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Wellington Management Company LLP	0.82%	22.64%	11.38%	10.40%
Small/Mid-Cap Growth	MML Small Cap Growth Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.08% (*)	16.84%	11.91%	8.80%
International/Global	Invesco Oppenheimer V.I. International Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.00% (*)	21.06%	8.72%	3.80%
International/Global	Invesco V.I. Global Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.82%	34.73%	12.30%	8.47%
International/Global	MML Foreign Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	0.95%	16.22%	6.11%	2.22%
International/Global	MML Global Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	0.83%	14.37%	10.46%	7.39%
International/Global	MML International Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Advisers: Massachusetts Financial Services Company and Harris Associates L.P.	0.95% (*)	18.51%	8.11%	—
International/Global	MML Strategic Emerging Markets Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.25% (*)	10.47%	1.93%	1.11%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Specialty (5)
Macquarie VIP Asset Strategy Series (Service Class)(6)
Adviser: Delaware Management Company
Sub-Advisers:
Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited
		0.85% (*)	13.94%	8.27%	3.48%
Specialty (5)	MML Managed Volatility Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC	1.06%	12.87%	5.74%	4.36%
(*)	These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursements. These temporary fee reductions are reflected in their current expenses. Those contractual arrangements are designed to reduce the Fund’s total current expenses for Owners and will continue past the current year.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(3)	The Fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the Fund prospectuses for more information about this “feeder” fund.
(4)	The MML American Funds Growth Fund invests all of its assets in the Class 1 shares of the American Funds Insurance Series® – Growth Fund. However, this Fund is not available directly as investment choices under your MassMutual variable product. You should read the prospectus along with the prospectus for the MML American Funds Growth Fund.
(5)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.
(6)	Macquarie VIP Asset Strategy Series formerly known as Delaware Ivy VIP Asset Strategy.

Appendix B
Hypothetical Examples of the Impact of Minimum Death Benefit
Example I

Assume the following:

•	Death Benefit Option A

•	Total Selected Face Amount is $500,000

•	Account Value is $50,000

•	No Certificate Debt

•	Insured’s Attained Age is 45

•	Death Benefit Factor is 2.15

The death benefit for death benefit option A is the greater of the Total Selected Face Amount or the Minimum Death Benefit. The Minimum Death Benefit is calculated by multiplying the Account Value times the death benefit factor. The death benefit will be $500,000 based on the greater of:

•	$500,000 or

•	$50,000 x 2.15 = $107,500

Example II

Assume the following:

•	Death Benefit Option A

•	Total Selected Face Amount is $500,000

•	Account Value is $250,000

•	No Certificate Debt

•	Insured’s Attained Age is 45

•	Death Benefit Factor is 2.15

The death benefit for death benefit option A is the greater of the Total Selected Face Amount or the Minimum Death Benefit. The Minimum Death Benefit is calculated by multiplying the Account Value times the death benefit factor.
The death benefit will be $500,000 based on the greater of:

•	$500,000 or

•	$250,000 x 2.15 = $527,500

Hypothetical Examples of the Impact of the Account Value and Premiums
Example I ~ Death Benefit Option A

Assume the following:

•	Total Selected Face Amount is $1,000,000

•	Account Value is $50,000

•	Minimum Death Benefit is $219,000

•	No Certificate Debt

Based on these assumptions,

•	The death benefit is $1,000,000

If the Account Value increases to $80,000 and the Minimum Death Benefit increases to $350,400

•	The death benefit is $1,000,000

If the Account Value decreases to $30,000 and the Minimum Death Benefit increases to $131,400

•	The death benefit is $1,000,000

Example II ~ Death Benefit Option B

Assume the following:

•	Total Selected Face Amount is $1,000,000

•	Account Value is $50,000

•	Minimum Death Benefit is $219,000

•	No Certificate Debt

Based on these assumptions,

•	The death benefit is $1,050,000 (Total Selected Face Amount plus Account Value)

If the Account Value increases to $80,000 and the Minimum Death Benefit increases to $350,400

•	The death benefit is $1,080,000

If the Account Value decreases to $30,000 and the Minimum Death Benefit increases to $131,400

•	The death benefit is $1,030,000

Hypothetical Examples of Death Benefit Option Changes
Example I ~ Change from Death Benefit Option B to Death Benefit Option A

For a change from Option B to Option A, the Total Selected Face Amount is increased by the amount of the Account Value on the effective date of the change.
For example, if the certificate has a Total Selected Face Amount of $500,000 and an Account Value of $25,000, the death benefit under Option B is equal to the Total Selected Face Amount plus the Account Value, or $525,000. If you change from Option B to Option A, the death benefit under Option A is equal to the certificate Total Selected Face Amount. Since the death benefit under the certificate does not change as the result of a death benefit option change, the Total Selected Face Amount will be increased from $500,000 under Option B to $525,000 under Option A and the death benefit after the change will remain at $525,000.
Example II ~ Change from Death Benefit Option A to Death Benefit Option B

For a change from Option A to Option B, the Total Selected Face Amount will be decreased by the amount of the Account Value on the effective date of the change.
For example, if the certificate has a Total Selected Face Amount of $700,000 and an Account Value of $25,000, the death benefit under Option A is equal to the Total Selected Face Amount, or $700,000. If you change from Option A to Option B, the death benefit under Option B is equal to the certificate Total Selected Face Amount plus the Account Value. Since the death benefit under the certificate does not change as the result of a death benefit option change, the Total Selected Face Amount will be increased by $25,000 to $675,000, and the death benefit under Option B after the change will remain at $700,000.

Appendix C
Hypothetical Example – Accelerated Death Benefit for Terminal Illness
Below is an example showing the impact of accelerating the death benefit due to a terminal illness.
Certificate details prior to the acceleration of the death benefit:

•	Death Benefit is $500,000.

•	Total Selected Face Amount is $500,000.

•	Account Value is $50,000.

•	Certificate Debt is $15,000.

•	Surrender Value is $35,000.

•	Net Death Benefit Payable $485,000.

•	No prior accelerations of death benefit.

•	No due or unpaid premiums.

The Insured is terminally ill as defined in the rider and the Certificate Owner requests to accelerate $100,000 of death benefit. The Accelerated Death Benefit Payment is then calculated as follows:

•	Maximum Amount of Accelerated Payment: = the lesser of (75% x the Net Death Benefit) or $250,000

•	[75% x $485,000] = $363,750

•	$250,000 is less than $363,750

•	Amount to Be Accelerated: = the amount requested (which cannot exceed the maximum amount) less the administrative fee

•	The amount requested for acceleration is $100,000

•	Less administrative fee –$250

•	Accelerated Death Benefit Payment is $99,750

Impact on certificate values:

	Certificate Values Before Acceleration	Certificate Values After Acceleration
Death Benefit	$500,000	$500,000
Total Selected Face Amount	$500,000	$500,000
Account Value	$ 50,000	$ 50,000
Certificate Debt	$ 15,000	$ 15,000
Lien	$ 0	$100,000
Death Benefit Payable	$485,000	$385,000

Appendix D
Hypothetical Example – Overloan Protection Rider
Below is an example showing the impact of exercising this rider.
Assuming the following:

•	The certificate is in Certificate Year 21, certificate month 1.

•	The Insured is Attained Age 80.

•	The certificate is not a MEC.

•	The certificate is issued under the Guideline Premium Test.

•	The certificate’s Death Benefit Option is Option 2.

•	The Account Value immediately preceding the activation of the Overloan Protection Rider is $125,000.

•	The loaned Account Value immediately preceding the activation of the Overloan Protection Rider is $120,000.

•	Activating the Overloan Protection Rider will not cause the certificate to become a MEC or fail the Guideline Premium Test.

•	All amounts that may be withdrawn from the certificate without the imposition of federal income tax have been taken as withdrawals prior to exercise of the rider.

Upon exercising the Overloan Protection Rider:

•	The one-time rider charge is deducted: = [Account Value x Overloan Protection Rider charge] = [$125,000 x 3.19%] = $3,987.50

•
The Overloan Rider Trigger is met. The Overloan Rider Trigger point is 96.00% for Attained Age 80. The ratio of the Certificate Debt to the Account Value = [loaned Account Value/Account Value] = [$120,000/$125,000] = 96.00%. 96.00% >= 96.00%.

•	The Death Benefit Option will be changed to A if it is currently B.

•	All other riders will terminate.

•
The remaining non-loaned Account Value is the Account Value less the Certificate Debt less the one-time rider charge. The non-loaned Account Value = [Account Value – loaned Account Value – Overloan Protection Rider charge] = [$125,000 – $120,000 – $3,987.50] = $1,012.50. This amount is transferred to the GPA and will accrue interest at not less than the certificate’s guaranteed minimum interest rate for the GPA.

•
The certificate becomes paid-up certificate and the Total Selected Face Amount = [Account Value after the rider charge is taken x Minimum Death Benefit factor] = [($125,000 – $3,987.50) x 105%] = $127,063.13.

•
Going forward, the net Death Benefit will be equal to the greater of the Total Selected Face Amount and the Minimum Death Benefit, less Certificate Debt. The net Death Benefit immediately following exercise of the rider = [new Total Selected Face Amount – Certificate Debt] = [$127,063.13 – $120,000] = $7,063.13.

•	The Certificate Debt of $120,000 will continue to accrue interest at the applicable rate and the loaned Account Value of $120,000 will continue to be credited with interest at the applicable rate.

Appendix E
Hypothetical Example – Accelerated Death Benefit for Chronic Illness Rider
Below is an example showing the impact of exercising the Accelerated Death Benefits for Chronic Illness Rider (the “Chronic Care Benefit”) on the certificate.
Certificate details prior to the Chronic Care Benefit:

Product	Group Variable Universal Life II (GVUL II)
Attained Age	54
Total Selected Face Amount	$200,000
Death Benefit Option	A
Death Benefit	$200,000
Certificate Debt	$ 10,000
Surrender Value	$ 18
Unpaid and Past Due Premium	$ 0
The Insured is Chronically Ill as defined in the rider and the Certificate Owner elects Benefit Option 2 in the rider and accelerates the maximum face amount available under this benefit option. Benefit Option 2 allows for up to 5 separate accelerations equal to the applicable Annual Eligible Amount.
Calculation of Chronic Care Benefit Payment under Benefit Option 2
The Annual Eligible Amount is the maximum face amount that can be accelerated per Chronic Care Benefit claim under Benefit Option 2. The Annual Eligible Amount is the lesser of:

•	50% of the Current Selected Face Amount

•	75% of the Original Total Selected Face Amount net of any face amount previously accelerated

•	The product of the per diem amount allowed by the Internal Revenue Code by §7702B(d)(4) on the date the claim is approved multiplied by 365

Annual Eligible Amount = Min ((0.50*$200,000), (0.75*$200,000), ($410*365))
Annual Eligible Amount = Min ($100,000, $150,000, $149,650)
Annual Eligible Amount = $100,000
Chronic Care Fee Percentage = Actuarial discount for exercising the Chronic Care Benefit based on the Insured’s Attained Age
Chronic Care Fee Percentage = 18% for an Attained Age 54
Chronic Care Benefit Fee = Annual Eligible Amount * Chronic Care Fee Percentage
Chronic Care Benefit Fee = $100,000 * 0.18 = $18,000
Chronic Care Benefit Payment = Annual Eligible Amount – Chronic Care Benefit Fee
                                                                         – Unpaid and Past Due Premium – Loan Repayment
Chronic Care Benefit Payment = $100,000 – $18,000 – $0 – (Certificate Debt Before – Certificate Debt After)
Chronic Care Benefit Payment = $100,000 – $18,000 – $0 – ($10,000 – $5,000) = $77,000

Impact on Certificate Values

	Certificate Values Before Acceleration	Certificate Values After Acceleration
Death Benefit	$200,000	$100,000
Total Selected Face Amount	$200,000	$100,000
Surrender Value(*)	$ 18	$ 9
Certificate Debt	$ 10,000	$ 5,000
Annual Target Premium	$ 383	$ 191.50
(*)	The Surrender Value would not change as a result of the acceleration if Death Benefit Option B was selected. Under Death Benefit Option B, the Death Benefit is equal to Total Selected Face Amount + Account Value.
Death Benefit = Death Benefit Before – Amount to Be Accelerated
Death Benefit = $200,000 – $100,000 = $100,000
Total Selected Face Amount = Total Selected Face Amount Before x Death Benefit After / Death Benefit Before
Total Selected Face Amount = $200,000 x $100,00 / $200,000 = $100,000
Surrender Value = Surrender Value Before x Death Benefit After / Death Benefit Before
Surrender Value = $18 x $100,000 / $200,000 = $9
Certificate Debt = Certificate Debt Before x Death Benefit After / Death Benefit Before
Certificate Debt = $10,000 x $100,000 / $200,000 = $5,000
Planned Annual Premium = Planned Annual Premium Before x Death Benefit After / Death Benefit Before
Planned Annual Premium = $383 x $100,000 / $200,000 = $191.50

Appendix F – State Variations of Certain Certificate Features
The following chart describes the material variation of certain features and/or benefits of the certificate in states where the certificate has been approved as of the date of the prospectus.

State	Feature	Variation
Arizona	Suicide	There is no limited benefit for suicide that occurs within two years of reinstatement of the certificate.
	Spouse Level Term Rider	There is no limited benefit for suicide that occurs within two years of reinstatement of the rider.
	Children’s Level Term Rider	There is no limited benefit for suicide that occurs within two years of reinstatement of the rider.
California	Waiver of Monthly Charges Rider
There is no exclusion of total disability caused by military service.

Loss of speech or loss of hearing in both years qualifies as total disability, even if the Insured is able to work.

Benefits do not terminate upon Attained Age 65 if total disability began prior to Attained Age 60.

	Accidental Death Benefit Rider	There is no exclusion of total disability caused by military service.
Accelerated Benefits for Terminal Illness Rider
The Certificate Owner may request an accelerated death benefit payment of either:
Option A: 75% of the Eligible Amount; or
Option B: 50% of the Eligible Amount
If the Certificate Owner elects Option B, the Certificate Owner may request one additional accelerated death benefit payment equal to 50% of the Eligible Amount in effect at the time the additional request is made.

Colorado	Suicide	All references in the provision to “two years” should be replaced with “one year.”
	Spouse Level Term Rider	Limited benefit will be paid if the insured spouse commits suicide within one year after rider issue date or the effective date of reinstatement of the rider.
	Children’s Level Term Rider	Limited benefit will be paid if the insured child commits suicide within one year after rider issue date or the effective date of reinstatement of the rider.
Florida	Free Look	14 days.
	Conversion	Offers the ability to convert to a term life insurance policy.
	Accelerated Benefits for Terminal Illness Rider	The fee to exercise this rider will not exceed $100.
Illinois	Accelerated Benefits for Terminal Illness Rider	For purposes of this rider, you are considered to have a terminal illness if you are not expected to live more than 24 months after the date of diagnosis.

State	Feature	Variation
Maryland	Conversion	Offers the ability to convert to a term life insurance policy.
	Suicide	There is no limited benefit for suicide that occurs within two years of reinstatement of the certificate.
	Spouse Level Term Rider	There is no limited benefit for suicide that occurs within two years of reinstatement of the rider.
Children’s Level Term Rider
There is no limited benefit for suicide that occurs within two years of reinstatement of the rider.

An insured child does not have to have been discharged from hospital after birth to qualify as an insured child.

The amount of benefit under this rider will be one-half the Amount of Term Insurance if the death occurs more than 14 but less than 15 days after the insured child’s date of death.

Massachusetts	Free Look	60 days for replacements.
	Accidental Death Benefit Rider	There is no exclusion for total disability caused by military service.
Minnesota	Suicide	All references in the provision to “two years” should be replaced with “one year.”
Missouri	Suicide
Limited benefit will be paid if the Insured commits suicide within one year after certificate Issue Date or the effective date of reinstatement of the certificate.

All references in the provision to “two years” should be replaced with “one year.”

	Spouse Level Term Rider	Limited benefit will be paid if the insured spouse commits suicide within one year after rider issue date or the effective date of reinstatement of the rider.
	Children’s Level Term Rider	Limited benefit will be paid if the insured child commits suicide within one year after rider issue date or the effective date of reinstatement of the rider.
	Requirements to Reinstate	To reinstate the certificate, a premium payment equal to the monthly charges due on the Monthly Calculation Date which is on, or next follows, the date of reinstatement must be made.
Waiver of Monthly Charges Rider
Total disability must have lasted at least 180 consecutive days, begun while the rider and certificate were In Force, and begun before the Certificate Anniversary date that is on or next follows the Insured’s 65th birthday.

Montana	Conversion	Offers the ability to convert to a term life insurance policy.
North Dakota	Suicide	All references in the provision to “two years” should be replaced with “one year.”

State	Feature	Variation
New York	Assignment	Certificate may be assigned without Company approval.
	Free Look	60 days for replacements.
	Certificate Owner Change	Certificate Owner may be changed without Company approval.
	Guideline Premium Test	Not available.
	Spouse Level Term Rider	There is no limited benefit for suicide that occurs within two years of reinstatement of the rider.
Children’s Level Term Rider
There is no limited benefit for suicide that occurs within two years of reinstatement of the rider.

An insured child does not have to have been discharged from hospital after birth to qualify as an insured child.

	Right to Surrender	At least once each Certificate Year, the Certificate Owner has the option to transfer all of the Variable Account Value to the GPA and surrender the certificate for level paid-up life insurance.
Certificate Debt Limit
To terminate the certificate because the Certificate Debt Limit has been reached, we must, within 30 days following the date the limit is reached, mail written notice to the Certificate Owner and any assignee shown on our records at their last known addresses

	Conversion	Offers the ability to convert to a term life insurance policy.
	Overloan Protection Rider	Not available.
	Waiver of Monthly Charges	There are no exclusions of total disability caused by drugs or felony.
North Carolina	Free Look	The later of 45 days from the date you submit the application or 10 days after you receive the certificate.
	Conversion	Offers the ability to convert to a term life insurance policy.
Ohio	Free Look	30 days for replacements.
	Death Benefit	If no Beneficiary designated under this certificate survives the Insured, the Beneficiary will be the Certificate Owner, or if the Certificate Owner is not living, the Certificate Owner’s estate.
	Conversion	Offers the ability to convert to a term life insurance policy.
	Accelerated Benefits for Terminal Illness Rider	Terminal illness may be diagnosed before the certificate is In Force.
Oklahoma	Free Look	Company will pay interest on premium that is not returned within 30 days from the date of cancellation.
	Accidental Death Benefit Rider	There is no exclusion for total disability caused by war.
	Waiver of Monthly Charges Rider	There is no exclusion for total disability caused by war.

State	Feature	Variation
South Carolina	Suicide	There is no limited benefit for suicide that occurs within two years of reinstatement of the certificate.
	Spouse Level Term Rider	There is no limited benefit for suicide that occurs within two years of reinstatement of the rider.
	Children’s Level Term Rider	There is no limited benefit for suicide that occurs within two years of reinstatement of the rider.
Tennessee	Suicide	There is no limited benefit for suicide that occurs within two years of reinstatement of the certificate.
	Spouse Level Term Rider	There is no limited benefit for suicide that occurs within two years of reinstatement of the rider.
	Children’s Level Term Rider	There is no limited benefit for suicide that occurs within two years of reinstatement of the rider.
Texas	Assignment	Certificate may be assigned without Company approval.
	Certificate Owner/Beneficiary Changes	Certificate Owner may be changed without Company approval.
	Death Benefit	If no Beneficiary designated under this certificate survives the Insured, the Beneficiary will be the Certificate Owner, or if the Certificate Owner is not living, the Certificate Owner’s estate.
	Conversion	Offers the ability to convert to a term life insurance policy.
	Accidental Death Benefit Rider	There is no exclusion for total disability caused by war.
	Waiver of Monthly Charges Rider	There is no exclusion for total disability caused by war.
Accelerated Death Benefit for Terminal Illness
The maximum percentage that may be accelerated is 75% of the Eligible Amount.

The amount of payment under this rider will be equal to:
  The percentage of Eligible Amount requested to be accelerated; multiplied by
  The Eligible Amount; multiplied by
  A discount factor of 1 / (1+ i); less
  A fee of not more than $150.
Where i is an interest rate that will not exceed the greater of:
  The current yield on ninety day Treasury Bills; or
  The current maximum statutory adjustable certificate loan interest rate.

	Spouse Level Term Rider	There is no limited benefit for suicide that occurs within two years of reinstatement of the rider.
	Children’s Level Term Rider	There is no limited benefit for suicide that occurs within two years of reinstatement of the rider.

State	Feature	Variation
Virginia	Suicide	There is no limited benefit for suicide that occurs within two years of reinstatement of the certificate.
	Spouse Level Term Rider	There is no limited benefit for suicide that occurs within two years of reinstatement of the rider.
	Children’s Level Term Rider	There is no limited benefit for suicide that occurs within two years of reinstatement of the rider.
	Grace Period	61 days.
	Conversion	Offers the ability to convert to a term life insurance policy.

The SAI contains additional information about the Separate Account and the certificate. The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the SEC.
This prospectus and the SAI are available online at www.MassMutual.com/SGVULII. For a free copy of other information about this certificate, or general inquiries, you can contact our Administrative Office:
Massachusetts Mutual Life Insurance Company
LCM Document Management Hub
1295 State Street
Springfield, MA 01111-0001
(800) 548-0073
(Fax) (413) 226-4054
(Email) LCMClientServices@MassMutual.com
www.MassMutual.com
You can also request, free of charge, a personalized illustration of death benefits, Surrender Values, and cash values from your registered representative or by calling our Administrative Office.
Investment Company Act file number: 811-08075
Securities Act file number: 333-206438
Class (Contract) Identifier: C000161953

STATEMENT OF ADDITIONAL INFORMATION
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

Strategic Group Variable Universal Life® II
April 29, 2024
This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the statutory prospectus dated April 29, 2024 for the Strategic Group Variable Universal Life® II (GVUL II) certificate. The GVUL II certificate and its statutory prospectus may be referred to in this SAI.
For a copy of the GVUL II statutory prospectus, contact your registered representative, our Administrative Office by mail at Massachusetts Mutual Life Insurance Company, LCM Document Management Hub, 1295 State Street, Springfield, Massachusetts 01111-0001, by phone (800) 548-0073, by fax at (413) 226-4054, by email at LCMClientServices@MassMutual.com, access the internet at www.MassMutual.com/SGVULII, or access the Securities and Exchange Commission website at www.sec.gov.

TABLE OF CONTENTS

	SAI	Prospectus
General Information and History .......................	2	17
Company ............................................	2	17
The Separate Account ................................	2	18
Services ................................................	2
Additional Information About the Operation of the Certificate and the Registrant ...........................	2
Purchase of Shares in the Funds ......................	2
Annual Reports ......................................	2
Underwriters ...........................................	2	63
Commissions ........................................	3	63
Additional Information .................................	4
Underwriting Procedures ...............................	4
Premium Load Charge ...............................	4	21
Special Purchase Plans – Reduction of Charges .......	4	24
Increases in Selected Face Amounts ..................	4	37
Performance Data ......................................	5
Experts ................................................	5
Financial Statements ...................................	5	65
The Registrant .......................................	5
The Depositor ........................................	5

1

GENERAL INFORMATION AND HISTORY
Company
In this Statement of Additional Information, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual®). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.
MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.
The Separate Account
The Company’s Board of Directors established Massachusetts Mutual Variable Life Separate Account I (Separate Account) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.
The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.
We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the certificates. We may, however, transfer to our General Investment Account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the certificates. In the event that the assets in the Separate Account exceed the liabilities, the Company may only withdraw seed capital and earned fees and charges.
SERVICES
The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the certificates, and the divisions of that segment. The Company’s principal business address is 1295 State Street, Springfield, Massachusetts 01111-0001.
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE CERTIFICATE AND THE REGISTRANT
Purchase of Shares in the Funds
Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.
Because the Funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the Fund’s board will notify the insurers and take appropriate action to eliminate the conflict.
Annual Reports
Each year within 30 calendar days after the Certificate Anniversary, we will provide the Certificate Owner a report showing the following certificate information:

•	the Account Value at the beginning of the previous Certificate Year;

•	all premiums paid since that time;

•	all additions to and deductions from the Account Value during the Certificate Year; and

•	the Account Value, death benefit, Surrender Value and Certificate Debt as of the current Certificate Anniversary.

This report may contain additional information if required by any applicable law or regulation.
UNDERWRITERS
The certificates are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML
2

Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the certificates sold by its registered representatives, and MML Distributors serves as principal underwriter for the certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.
MMLIS and MML Distributors are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MML Distributors are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).
During the last three years, MMLIS and MML Distributors were paid the compensation amounts shown below for their actions as principal underwriters for the certificates described in the statutory prospectus.

Year	MMLIS	MML Distributors
2023	$3,984	$1,296
2022	$2,728	$2,295
2021	$1,151	$2,860
The offering is on a continuous basis.
Commissions
Commissions for sales of the certificates by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the certificates by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker-dealers.
During the last three years, commissions as described in the prospectus were paid by MassMutual through MMLIS and MML Distributors as shown below.

Year	MMLIS	MML Distributors
2023	$22,641	$66,710
2022	$15,476	$96,878
2021	$13,769	$156,142
MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of FINRA (selling brokers). We sell the certificate through agents who are licensed by state insurance officials to sell the certificate and are registered representatives of a selling broker.
We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the certificates. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the certificates.
Agents or selling brokers who sell the certificate receive commissions as a percentage of the premium paid. General agents may also receive compensation as a percentage of premium paid. Commissions paid will not exceed 30% of premiums, plus 0.20% of the certificate’s average annual Variable Account Value.
We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual certificates are eligible for additional compensation. General agents and district managers who are registered representatives may also receive commission overrides, allowance and other compensations.
Agents and general agents may receive commissions at lower rates on certificates sold to replace existing insurance issued by MassMutual or any of its subsidiaries.
We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the certificates compensation based on premium payments for the certificates. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.
While the compensation we pay to broker-dealers for sales of certificates may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the certificates.
3

ADDITIONAL INFORMATION
Underwriting Procedures
Before we issue a certificate to an individual evidencing insurance under a group universal life insurance policy offered by MassMutual, we will require evidence of insurability. This means that:

1.	you must complete an application and submit it to our Administrative Office; and

2.	we may require that the Insured have a medical examination.

Acceptance is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
Insurance charges will be determined on each Certificate Anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the certificate specifications pages.

•
For certificates issued after December 31, 2019, these rates are based on 150% of the Ultimate 2017 Commissioners’ Standard Ordinary Mortality Table and age of the Insured based on his/her last birthday (80% male).

•
For certificates issued on or before December 31, 2019, these rates are based on 150% of the Ultimate 2001 Commissioners’ Standard Ordinary Mortality Table and age of the Insured based on his/her last birthday (80% male).

Premium Load Charge
We deduct a premium load charge from your premium for federal and state taxes, where applicable, and the expenses related to the sale and distribution of the certificates. The premium load charge varies for each employer group depending on:

•	group enrollment procedures selected by the employer;

•	total group premium paid by the employer; and

•	the size of the employer group.

We may increase or decrease the current premium load charge; however, it will never exceed the maximum premium load charge which is 10% of each premium.
Special Purchase Plans – Reduction of Charges
We may reduce or eliminate certain charges (premium load charge, cost of insurance charge, or other charges) where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain groups, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	the number of Insureds;

•	the total premium expected to be paid;

•	total assets under management for the Group Policy owner;

•	the nature of the relationship among individual Insureds;

•	the purpose for which the certificates are being purchased;

•	the expected persistency of individual certificates; and

•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Certificate Owners which reflects differences in costs of services. Any reduction in charges may be discontinued after termination of employment or other relationship or if the employer is no longer sponsoring the program.
Increases in Selected Face Amounts
Additional coverage acquired in accordance with an increase in Base and/or Supplemental Selected Face Amount will incur cost of insurance charges on the same basis as the original certificate. Following an increase in Base and/or Supplemental Selected Face Amount, Account Values and premium payments are applied to the total contract, with no distinct assignment to the original certificate and the increased portion. For increases in Base and/or Supplemental Selected Face Amount, we will require evidence of insurability based on our underwriting rules. We reserve the right to reject an application for an increase in Base and/or Supplemental Selected Face Amount for any reason.
4

PERFORMANCE DATA
From time to time, we may report actual historical performance of the investment Funds underlying each division of the Separate Account. These returns will reflect the Fund operating expenses but they will not reflect the mortality and expense risk charge, any deductions from premiums, monthly charges assessed against the Account Value of the certificate, or other certificate charges. If these expenses and charges were deducted, the rates of return would be significantly lower.
The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the certificate. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.
We currently post investment performance reports for Strategic Group Variable Universal Life II on our website at www.MassMutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at (800) 548-0073, Monday – Friday, 8 AM to 5 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.
We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.
EXPERTS
The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2023 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2023 and 2022, and for each of the years in the three-year period ended December 31, 2023, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 27, 2024, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.
FINANCIAL STATEMENTS
The Registrant
Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities as of December 31, 2023
Statements of Operations and Changes in Net Assets for the years ended December 31, 2023 and 2022
Notes to Financial Statements
The Depositor
Independent Auditors’ Report
Statutory Statements of Financial Position as of December 31, 2023 and 2022
Statutory Statements of Operations for the years ended December 31, 2023, 2022 and 2021
Statutory Statements of Changes in Surplus for the years ended December 31, 2023, 2022 and 2021
Statutory Statements of Cash Flows for the years ended December 31, 2023, 2022 and 2021
Notes to Statutory Financial Statements
5

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2023 and 2022 and

for the years ended December 31, 2023, 2022 and 2021

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

Audit Committee of the Board of Directors

Massachusetts Mutual Life Insurance Company:

Opinions

We have audited the financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2023 and 2022, and the related statutory statements of operations and changes in surplus, and cash flows for the three-year period ended December 31, 2023, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the three-year period ended December 31, 2023 in accordance with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 3 to the financial statements, in 2023, the Company adopted INT 23-01T - Disallowed IMR. Our opinions are not modified with respect to this matter.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
2

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

February 27, 2024

3

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,	December 31,
	2023	2022
	(In Millions)
Assets:
Bonds	$144,433	$136,445
Preferred stocks	446	451
Common stocks – subsidiaries and affiliates	25,496	24,683
Common stocks – unaffiliated	1,623	1,477
Mortgage loans	24,021	24,972
Policy loans	15,897	17,054
Real estate	329	355
Partnerships and limited liability companies	12,907	12,296
Derivatives	20,740	22,032
Cash, cash equivalents and short-term investments	11,134	5,568
Other invested assets	2,401	1,865
Total invested assets	259,427	247,198
Investment income due and accrued	5,236	4,223
Federal income taxes	280	231
Net deferred income taxes	1,660	1,229
Other than invested assets	5,670	4,285
Total assets excluding separate accounts	272,273	257,166
Separate account assets	52,593	53,414
Total assets	$324,866	$310,580
Liabilities and Surplus:
Policyholders’ reserves	$167,250	$153,216
Liabilities for deposit-type contracts	19,645	18,089
Contract claims and other benefits	714	701
Policyholders’ dividends	2,150	1,927
General expenses due or accrued	1,049	1,108
Asset valuation reserve	5,989	5,674
Repurchase agreements	3,219	3,042
Commercial paper	50	250
Collateral	2,073	4,065
Derivatives	13,734	14,003
Funds held under coinsurance	22,520	21,916
Other liabilities	5,141	5,364
Total liabilities excluding separate accounts	243,534	229,355
Separate account liabilities	52,455	53,284
Total liabilities	295,989	282,639
Surplus	28,877	27,941
Total liabilities and surplus	$324,866	$310,580

See accompanying notes to statutory financial statements

4

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Revenue:
Premium income	$25,490	$23,524	19,891
Net investment income	11,043	9,302	8,845
Fees and other income	1,028	1,139	1,253
Total revenue	37,561	33,965	29,989
Benefits, expenses and other deductions:
Policyholders’ benefits	17,369	16,937	11,513
Change in policyholders’ reserves	12,273	10,278	11,649
General insurance expenses	2,333	2,191	2,269
Commissions	1,423	1,324	1,224
State taxes, licenses and fees	329	310	326
Other deductions	1,122	677	810
Total benefits, expenses and other deductions	34,849	31,717	27,791
Net gain from operations before dividends and federal income taxes	2,712	2,248	2,198
Dividends to policyholders	2,131	1,906	1,808
Net gain from operations before federal income taxes	581	342	390
Federal income tax expense (benefit)	116	(64)	72
Net gain from operations	465	406	318
Net realized capital (losses) gains	(490)	326	(534)
Net (loss) income	$(25)	$732	(216)

See accompanying notes to statutory financial statements

5

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Surplus, beginning of year	$27,941	$26,979	$24,327
Net increase due to:
Net (loss) income	(25)	732	(216)
Change in net unrealized capital gains (losses), net of tax	8	871	3,366
Change in net unrealized foreign exchange capital gains (losses), net of tax	376	(1,739)	(673)
Change in other net deferred income taxes	462	662	544
Change in nonadmitted assets	365	(563)	20
Change in asset valuation reserve	(315)	740	(1,209)
Change in reserve valuation basis	-	(12)	-
Change in surplus notes	(149)	413	841
Change in minimum pension liability	(7)	40	21
Prior period adjustments	173	(44)	31
Other	48	(138)	(73)
Net increase:	936	962	2,652
Surplus, end of year	$28,877	$27,941	$26,979

See accompanying notes to statutory financial statements

6

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
	December 31,
	2023	2022	2021
	(In Millions)
Cash from operations:
Premium and other income collected	$26,418	$24,719	$20,237
Net investment income	12,269	8,172	9,238
Benefit payments	(17,077)	(16,698)	(11,349)
Net transfers from separate accounts	1,611	4,947	1,129
Commissions and other expenses	(5,208)	(5,292)	(4,557)
Dividends paid to policyholders	(1,908)	(1,806)	(1,688)
Federal and foreign income taxes recovered (paid)	58	5	(849)
Net cash from operations	16,163	14,047	12,161
Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	23,801	28,498	37,911
Preferred and common stocks – unaffiliated	290	422	584
Common stocks – affiliated	105	72	45
Mortgage loans	3,621	3,784	4,889
Real estate	5	177	75
Partnerships and limited liability companies	1,830	2,910	1,629
Derivatives	(214)	(384)	(490)
Other	(518)	(655)	198
Total investment proceeds	28,920	34,824	44,841
Cost of investments acquired:
Bonds	(32,278)	(43,003)	(47,343)
Preferred and common stocks – unaffiliated	(316)	(572)	(515)
Common stocks – affiliated	(256)	(624)	(3,966)
Mortgage loans	(2,896)	(2,095)	(5,170)
Real estate	(8)	(13)	(174)
Partnerships and limited liability companies	(2,988)	(3,932)	(4,033)
Derivatives	-	(267)	(66)
Other	153	11	86
Total investments acquired	(38,589)	(50,495)	(61,181)
Net increase in policy loans	1,158	(935)	(522)
Net cash used in investing activities	(8,511)	(16,606)	(16,862)
Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts	1,238	806	2,359
Change in surplus notes	(150)	413	607
Change in repurchase agreements	171	241	(1,204)
Change in collateral	(2,024)	(2,089)	574
Other cash (used) provided	(1,321)	2,813	2,570
Net cash (used in) from financing and miscellaneous sources	(2,086)	2,184	4,906
Net change in cash, cash equivalents and short-term investments	5,566	(375)	205
Cash, cash equivalents and short-term investments:
Beginning of year	5,568	5,943	5,738
End of year	$11,134	$5,568	$5,943

See accompanying notes to statutory financial statements

7

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

Massachusetts Mutual Life Insurance Company (MassMutual or the Company), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance (DI), individual and group annuities and guaranteed interest contracts (GIC) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), MassMutual Strategic Distributors (MMSD), Institutional Solutions (IS) and Worksite distribution channels.

MMFA is a sales force of financial professionals that operate in the U.S. MMFA sells individual life, individual annuities, hybrid life and long-term care (LTC) and DI. The Company’s MMSD channel sells life insurance, disability, annuity, and hybrid life and LTC solutions through a network of third-party distribution partners. The Company’s IS distribution channel places group annuities, life insurance and GIC primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s Worksite channel works with advisors and employers across the country to provide American workers with voluntary and executive benefits such as group whole life, critical illness, accident insurance and DI, through the workplace.

2.	Summary of significant accounting policies
a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting practices and U.S. GAAP are as follows:

Invested assets

•	Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity (HTM)
•	Changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes in revenue unless deemed an effective hedge
•	Interest rate and credit default swaps associated with replicated synthetic investment transactions are carried at amortized cost, whereas U.S. GAAP would carry them at fair value
•	Embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value
•	Income recognition on partnerships and limited liability companies, which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation
•	Certain majority-owned subsidiaries and variable interest entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities
•	Starting on January 1, 2022, the Company adopted the current expected credit loss (CECL) impairment model for U.S. GAAP, which only applies to financial assets carried at amortized cost, including mortgage and other commercial loans, equipment loans, HTM debt securities, and trade, lease, reinsurance and other receivables. CECL is based on expected credit losses rather than incurred losses. All financial assets within scope of CECL will have a credit loss allowance. The adopted guidance also changes the incurred loss model on AFS debt securities to be an allowance for credit losses with potential recoverability. Statutory accounting continues to utilize the other-than-temporary impairment(s) (OTTI) model described in Note 2dd.

Policyholders’ liabilities

8

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

•	Statutory policy reserves are generally based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest
•	Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts recoverable or due from reinsurers
•	Payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period.

Net realized capital (losses) gains

•	After-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Surplus

•	Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation
•	Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances
•	An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and limited liability companies and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve
•	Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Consolidated Statutory Statements of Changes in Surplus, whereas U.S. GAAP follows the CECL impairment model effective 1/1/2022
•	The overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset
•	Surplus notes are reported in surplus, whereas U.S. GAAP reports these notes as liabilities
•	Statutory Statements of Changes in Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR, prior period adjustments and change in minimum pension liability, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income
•	The change in the fair value for unaffiliated common stock is recorded in surplus, whereas the change in the fair value for ownership interests in an entity not accounted for under the equity method or consolidated are recorded in revenue for U.S. GAAP
9

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Other

•	Assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment experience to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates and assumptions include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, OTTI, the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

b.	Corrections of errors and reclassifications

For the years ended December 31, 2023 and 2022, corrections of prior years’ errors were recorded in surplus, net of tax:

	Years Ended December 31, 2023 and 2022
	Increase (Decrease) to:
	Prior		Current			Asset
	Years’		Year			or Liability
	Net Income		Surplus			Balances
	(In Millions)
	2023	2022	2023	2022		2023	2022
Common stocks -subsidiaries and affiliates	$19	$-	$19	$-		$19	$-
Partnerships and limited liability companies	15	-	15	-		15	-
Derivative assets	-	-	(125)	-		(125)	-
Investment income due and accrued	230	-	230	-		230	-
Policyholders’ reserves	(143)	(65)	(143)	(65)		143	65
Derivative liabilities	-	-	7	-		(7)	-
Other Liabilities	30	25	30	25		30	(25)
Other invested assets	22	-	22	-		22	-
Cash, cash equivalents and short-term investments	-	(4)	-	(4)		-	(4)
Total	$173	$(44)	$55	$(44)	$
c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC

10

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other investments. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. “Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. “Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

e.	Common stocks – subsidiaries and affiliates

On May 28, 2021, the Company, through a wholly owned subsidiary, Glidepath Holdings Inc. (Glidepath), acquired MassMutual Ascend Life Insurance Company (formerly known as Great American Life Insurance Company) and other subsidiaries and affiliated entities (MM Ascend) for $3,570 million in cash. MM Ascend primarily offers traditional fixed and fixed indexed annuity products.

Common stocks of unconsolidated subsidiaries, primarily MMHLLC, Glidepath and MM Investment Holding (MMIH), are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC at its underlying U.S. GAAP equity value less adjustments for the limited statutory basis of accounting related to foreign insurance subsidiaries and controlled affiliated entities as well as an adjustment of $620 million as of December 31, 2023 for a portion of its noncontrolling interests (NCI). Glidepath is valued on it is underlying GAAP equity with adjustment to recognize its investment in MM Ascend based on MM Ascend’s underlying statutory surplus, adjusted

11

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

for any unamortized goodwill that would have been recognized under the statutory purchase method. Operating results, less dividends declared, for MMHLLC, Glidepath and MMIH are reflected as net unrealized capital gains in the Statutory Statements of Changes in Surplus. Dividends declared from MMHLLC, Glidepath and MMIH are recorded in net investment income when declared and are limited to MMHLLC, Glidepath and MMIH’s U.S. GAAP retained earnings. The cost basis of common stocks – subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

Refer to Note 5c. “Common stocks - subsidiaries and affiliates” for further information on the valuation of MMHLLC.

f.	Common stocks – unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. “Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in net realized capital (losses) gains.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks, net of encumbrances. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

12

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Partnerships and limited liability companies

Partnerships and limited liability companies, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

k.	Derivatives

Interest rate swaps and credit default swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments other than interest rate swaps and credit default swaps associated with replicated synthetic investments are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded in net realized capital (losses) gains. Amounts receivable and payable are accrued as net investment income.

l.	Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds, money market mutual funds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

n.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or deferred tax assets or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital (losses) gains if resulting from invested asset transactions. Changes in the balances of net deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, may result in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

13

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

o.	Other than invested assets

Other than invested assets primarily includes the Company’s investment in corporate-owned life insurance, deferred and uncollected life insurance premium, receivable from subsidiaries and affiliates, reinsurance recoverable, fixed assets and other receivables.

p.	Separate accounts

Separate accounts and sub-accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money, supplemental accounts and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred, they are transferred at fair market value. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the underlying assets are sold. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the policyholder/contract holder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees a minimum return, a minimum account value, or both to the policyholder/contract holder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract-by-contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

q.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, intangibles, certain electronic data processing equipment, advances and prepayments, certain investments in partnerships and limited liability companies for which qualifying audits are not performed, the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, furniture and equipment, certain other receivables and uncollected premium greater than 90 days past due. Due and accrued income is nonadmitted on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a change in nonadmitted assets on the Statutory Statements of Changes in Surplus.

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r.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk or to assume business.

Premium income, policyholders’ benefits (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue. Commissions and expense allowances on Retirement Plan Group reinsurance assumed and Modco reserve adjustments on reinsurance assumed are recorded as an expense.

s.	Policyholders’ reserves

Policyholders’ reserves are developed by actuarial methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force and are determined based on either statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods, or principles-based reserving under Valuation Manual -20 which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

Certain individual variable annuity and fixed annuity products have a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed lifetime withdrawal benefits (GLWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves in the Statements of Financial Position and the related changes in these liabilities are included in change in policyholders’ reserves in the Statutory Statements of Operations.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Unpaid claims and claim expense reserves are related to disability and LTC claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. LTC unpaid claim liabilities are projected using policy specific daily benefit amounts and aggregate utilization factors. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by year incurred.

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

t.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

u.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 53% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2023 and 56% as of December 31, 2022.

v.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

w.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and limited liability companies as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Surplus.

x.	Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

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y.	Commercial paper

The Company issues commercial paper (CP) in the form of unsecured notes. Interest on CP is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of CP, the carrying value approximates fair value.

z.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included as net negative (Disallowed) IMR for any admitted portion in other than invested assets. Refer to Note 3. “New accounting standards - Adoption of new accounting standards” for further information on the adoption of INT 23-O1T - Disallowed IMR. Refer to Note 7. “Other than invested assets” for further information on the amount admitted as disallowed IMR.

aa.	Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs typically cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS typically vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period.

At the time of death or disability, awards contain vesting conditions, whereby employees’ unvested awards immediately vest on an accelerated basis with a one-year exercise period for PSARs, full accelerated vesting and settlement for PRS awards.

At the time of retirement, both PRS and PSAR vest according to the original grant terms.

The phantom share price is determined using the enterprise value of each entity within the organization provided it is within a pre-established range calculated using management basis equity method. If outside the range, the maximum or minimum share price established by the management basis equity method would apply, as appropriate.

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bb.	Other liabilities

Other liabilities primarily consist of the derivative interest expense liability, remittances and items not allocated, other miscellaneous liabilities, liabilities for employee benefits and accrued separate account transfers.

cc.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. DI and LTC premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

dd.	Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)

Net realized capital (losses) gains, net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Net realized capital (losses) gains, including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

The Company analyzes investments whose fair value is below the cost for impairment. Generally, if the investment experiences significant credit or interest rate related deterioration, the cost of the investment is not recoverable, or the Company intends to sell the investment before anticipated recovery, an OTTI is recognized as realized investment loss.

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Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

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Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and limited liability companies

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and limited liability companies, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in net unrealized capital gains (losses), net of tax, within the Statutory Statements of Changes in Surplus.

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3.	New accounting standards

Adoption of new accounting standards

In June 2022, the NAIC adopted modifications to SSAP No. 25, Affiliates and Other Related Parties and SSAP No. 43R, Loan-Backed and Structured Securities, effective December 31, 2022. The modifications clarify application of the existing affiliate definition and incorporate disclosure requirements for all investments that involve related parties, regardless of whether they meet the affiliate definition. The revisions to SSAP No. 43R also included additional clarifications that the investments from any arrangements that results in direct or indirect control, which include but are not limited to control through a servicer, shall be reported as affiliated investments. The modifications did not have a material effect on the Company’s financial statements.

In August 2023, the NAIC adopted INT 23-01T — Disallowed IMR (“INT 23-01T”). INT 23-01T provides optional, limited-term guidance for the assessment of disallowed IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted disallowed IMR. An insurer will only be able to admit the negative IMR if the insurer’s risk-based capital is over 300% authorized control level after adjusting to remove the assets described above.

As adopted, negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and noninsulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also reversed to IMR (as liabilities) and amortized, there is no exclusion for derivatives losses. INT 23-01T was adopted by the Company as of September 30, 2023 and will be effective through December 31, 2025. To the extent the Company’s IMR balance is a net negative, the effects of INT 23-01T will be reflected in the Company’s financial position, results of operations, and financial statement disclosures. The Company has adopted this guidance and the adoption resulted in an admitted disallowed IMR of $1,112 million.

In August 2023, the NAIC adopted revisions to clarify and incorporate a new bond definition within disclosures SSAP No. 26 – Bonds, SSAP No. 43 – Asset-Backed Securities, and other related SSAPs, effective January 1, 2025. The revisions were issued in connection with its principle-based bond definition project, the Bond Project.

The Bond Project began in October 2020 through the development of a principle-based bond definition to be used for all securities in determining whether they qualify for reporting on the statutory annual statement Schedule D. Within the new bond definition, bonds are classified as an “issuer credit obligation” or an “asset-backed security.” An “issuer credit obligation” is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, and an “asset-backed security” is defined as a bond issued by an entity created for the primary purpose of raising capital through debt backed by financial assets. The revisions to SSAP No. 26 reflect the principle-based bond definition, and SSAP No. 43 provides accounting and reporting guidance for investments that qualify as asset-backed securities under the new bond definition. Upon adoption, investments that do not qualify as bonds will not be permitted to be reported as bonds on Schedule D, Part 1 thereafter as there will be no grandfathering for existing investments that do not qualify under the revised SSAPs. The Company is currently assessing the impacts of the adopted SSAP No. 26, SSAP No. 43 and other related SSAPs in relation to the financial statements.

In March 2023, the NAIC adopted modifications to SSAP No. 34 – Investment Income Due and Accrued, effective December 31, 2023. The modifications require additional disclosures and data capture related to gross, non-admitted and admitted amounts for interest income due and accrued, deferred interest, and paid-in-kind (PIK) interest.

In August 2023, the NAIC adopted revisions to further clarify the PIK interest disclosure in SSAP No. 34, effective December 31, 2023. The revisions clarify that decreasing amounts to principal balances are first applied to any PIK interest included in the principal balance. The original principal would not be reduced until the PIK interest had been fully eliminated from the balance. The revisions also provide a practical expedient for determining the PIK interest in the cumulative balance by subtracting the original principal/ par value from the current principal/ par value, with the resulting PIK interest not to go less than zero. The modifications did not have a material effect on the Company’s impact of PIK in relation to the financial statements.

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4.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2023
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$5,060	$4,744	$-	$4,744	$-
All other governments	1,242	1,092	-	1,062	30
States, territories and possessions	231	229	-	229	-
Political subdivisions	363	353	-	353	-
Special revenue	4,986	4,975	-	4,938	37
Industrial and miscellaneous	122,721	114,598	66	50,893	63,639
Parent, subsidiaries and affiliates	9,830	9,410	-	1,406	8,004
Preferred stocks	446	470	96	-	374
Common stocks - subsidiaries and affiliates	430	430	253	-	177
Common stocks - unaffiliated	1,623	1,623	666	-	957
Mortgage loans - commercial	19,299	17,885	-	-	17,885
Mortgage loans - residential	4,722	4,449	-	-	4,449
Derivatives:
Interest rate swaps	17,292	12,277	-	12,277	-
Options	547	547	68	479	-
Currency swaps	2,831	2,831	-	2,831	-
Forward contracts	13	13	-	13	-
Credit default swaps	1	1	-	1	-
Financial futures	56	56	56	-	-
Cash, cash equivalents and short-term investments	11,134	11,134	782	10,352	-
Separate account assets	52,593	52,593	35,002	15,677	1,914
Financial liabilities:
GICs	16,207	15,550	-	-	15,550
Group annuity contracts and other deposits	2,053	1,841	-	-	1,841
Individual annuity contracts	25,861	24,495	-	-	24,495
Supplementary contracts	942	943	-	-	943
Repurchase agreements	3,219	3,219	-	3,219	-
Commercial paper	50	50	-	50	-
Derivatives:
Interest rate swaps	11,922	12,289	-	12,289	-
Options	35	35	35	-	-
Currency swaps	1,294	1,309	-	1,309	-
Forward contracts	301	303	-	303	-
Credit default swaps	153	152	-	152	-
Financial futures	29	29	29	-	-

Common stocks-subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $25,066 million.

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	December 31, 2022
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$4,764	$4,428	$-	$4,428	$-
All other governments	1,635	1,385	-	1,323	62
States, territories and possessions	248	241	-	241	-
Political subdivisions	405	388	-	388	-
Special revenue	4,187	4,111	-	4,102	9
Industrial and miscellaneous	117,023	105,791	-	45,812	59,979
Parent, subsidiaries and affiliates	8,183	7,956	-	1,015	6,941
Preferred stocks	451	446	45	-	401
Common stocks - subsidiaries and affiliates	460	460	110	-	350
Common stocks - unaffiliated	1,477	1,477	507	-	970
Mortgage loans - commercial	20,756	19,152	-	-	19,152
Mortgage loans - residential	4,216	3,892	-	-	3,892
Derivatives:
Interest rate swaps	18,287	18,456	-	18,456	-
Options	639	639	31	608	-
Currency swaps	3,071	3,071	-	3,071	-
Forward contracts	14	14	-	14	-
Financial futures	21	21	21	-	-
Cash, cash equivalents and short-term investments	5,568	5,568	420	5,148	-
Separate account assets	53,414	53,414	34,931	16,790	1,693
Financial liabilities:
GICs	14,701	13,803	-	-	13,803
Group annuity contracts and other deposits	2,162	1,890	-	-	1,890
Individual annuity contracts	17,000	16,214	-	-	16,214
Supplementary contracts	1,139	1,140	-	-	1,140
Repurchase agreements	3,042	3,042	-	3,042	-
Commercial paper	250	250	-	250	-
Derivatives:
Interest rate swaps	13,036	18,165	-	18,165	-
Options	6	6	6	-	-
Currency swaps	709	362	-	362	-
Forward contracts	236	236	-	236	-
Interest rate caps and floors	13	13	-	13	-
Credit default swaps	3	3	3	-	-

Common stocks - subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $24,223 million.

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as SOFR, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, GICs and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset/liability management analysis.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2023
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds
Special revenue	-	2	-	2
Industrial and miscellaneous	66	107	172	345
Preferred Stock	24	-	63	87
Common stock - subsidiaries and affiliates	253	-	177	430
Common stock - unaffiliated	666	-	957	1,623
Derivatives
Interest rate swaps	-	17,287	-	17,287
Options	68	479	-	547
Currency swaps	-	2,831	-	2,831
Forward contracts	-	13	-	13
Financial futures	56	-	-	56
Separate account assets	35,002	15,677	1,914	52,593
Total financial assets carried at fair value	$36,135	$36,396	$3,283	$78,814
Financial liabilities:
Derivatives:
Interest rate swaps	$-	$11,922	$-	$11,922
Options	35	-	-	35
Currency swaps	-	192	-	192
Forward Contracts	-	301	-	301
Credit default swaps	-	153	-	153
Financial futures	29	-	-	29
Total financial liabilities carried at fair value	$64	$12,568	$-	$12,632

For the year ended December 31, 2023 and the year ended December 31, 2022, the Company did not have any financial instruments that were carried at net asset value as a practical expedient.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2022
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
All other governments	$-	6	-	$6
Special revenue	-	1	-	1
Industrial and miscellaneous	-	85	220	305
Preferred stocks	21	-	47	68
Common stocks - subsidiaries and affiliates	110	-	350	460
Common stocks - unaffiliated	507	-	970	1,477
Derivatives:
Interest rate swaps	-	18,287	-	18,287
Options	31	608	-	639
Currency swaps	-	3,071	-	3,071
Forward contracts	-	14	-	14
Financial futures	21	-	-	21
Separate account assets	34,931	16,790	1,693	53,414
Total financial assets carried at fair value	$35,621	$38,862	$3,280	$77,763
Financial liabilities:
Derivatives:
Interest rate swaps	$-	13,036	-	$13,036
Options	6	-	-	6
Currency swaps	-	122	-	122
Forward contracts	-	236	-	236
Credit default swaps	-	13	-	13
Financial futures	3	-	-	3
Total financial liabilities carried at fair value	$9	$13,407	$-	$13,416

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes and the level of market activity may result in a reclassification of certain financial assets or liabilities between fair value hierarchy classifications. Such reclassifications are reported as transfers between levels in the beginning fair value for the reporting period in which the changes occur.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Separate account assets – These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) – These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit−related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) – These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities – These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and SOFR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets carried at fair value:

		Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements
	Balance as of 1/1/23										Balance as of 12/31/23
								Transfers
								In	Out	Other
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$220	$(4)	$(10)	$36	$1	$(2)	$(13)	$-	$-	$(56)	$172
Preferred stocks	47	-	11	3	-	-	-	-	-	2	63
Common stocks - subsidiaries and affiliates	350	7	(216)	21	20	(47)	-	48	-	(6)	177
Common stocks - unaffiliated	970	24	(53)	60	26	(29)	(38)	-	-	(3)	957
Separate account assets	1,693	271	-	134	-	(182)	(2)	-	-	-	1,914
Total financial assets	$3,280	$298	$(268)	$254	$47	$(260)	$(53)	$48	$-	$(63)	$3,283

		Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements
	Balance as of 1/1/22										Balance as of 12/31/22
								Transfers
								In	Out	Other
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$187	$3	$(9)	$19	$9	$-	$(52)	$-	$-	$63	$220
Preferred stocks	18	-	(18)	-	-	-	-	-	-	47	47
Common stocks - subsidiaries and affiliates	253	(13)	110	(793)	980	(65)	(6)	-	-	(116)	350
Common stocks - unaffiliated	753	28	2	327	3	(27)	(112)	-	(3)	(1)	970
Separate account assets	1,894	(174)	-	282	-	(296)	-	-	(13)	-	1,693
Total financial assets	$3,105	$(156)	$85	$(165)	$992	$(388)	$(170)	$-	$(16)	$(7)	$3,280

Other transfers include assets that are either no longer carried at fair value or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis. Industrial and miscellaneous bonds in other contain assets that are now carried at fair value due to ratings changes and assets are no longer carried at fair value where the fair value is now higher than the book value.

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. Common stocks unaffiliated assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs, at the beginning fair value for the reporting period.

28

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2023
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)
U.S. government and agencies	$5,060	$70	$385	$4,744
All other governments	1,242	13	163	1,092
States, territories and possessions	231	4	6	229
Political subdivisions	363	7	17	353
Special revenue	4,986	113	125	4,975
Industrial and miscellaneous	122,721	841	8,964	114,598
Parent, subsidiaries and affiliates	9,830	20	439	9,410
Total	$144,433	$1,068	$10,099	$135,401

The December 31, 2023 gross unrealized losses exclude $127 million of losses included in the carrying value. These losses include $126 million from NAIC Class 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2022
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)

U.S. government and agencies	$4,764	$59	$395	$4,428
All other governments	1,635	15	265	1,385
States, territories and possessions	248	2	9	241
Political subdivisions	405	6	23	388
Special revenue	4,187	106	182	4,111
Industrial and miscellaneous	117,023	391	11,623	105,791
Parent, subsidiaries and affiliates	8,183	1	228	7,956
Total	$136,445	$580	$12,725	$124,300

The December 31, 2022 gross unrealized losses exclude $102 million of losses included in the carrying value. These losses include $104 million from NAIC Class 6 bonds and $(2) million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2023		2022
NAIC	Equivalent Rating	Carrying	% of	Carrying	% of
Class	Agency Designation	Value	Total	Value	Total
		($ In Millions)
1	Aaa/ Aa/ A	$81,184	56%	$73,290	54%
2	Baa	53,888	37	51,732	38
3	Ba	3,617	3	5,495	4
4	B	2,842	2	2,888	2
5	Caa and lower	2,512	2	2,603	2
6	In or near default	390	-	437	-
	Total	$144,433	100%	$136,445	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

December 31,
	2023				2022
	RMBS		CMBS		RMBS		CMBS
NAIC	Carrying	% of	Carrying	% of	Carrying	% of	Carrying	% of
Class	Value	Total	Value	Total	Value	Total	Value	Total
	($ In Millions)
1	$246	95%	$2,020	75%	$391	82%	$1,693	75%
2	-	-	237	9	29	6	202	9
3	1	-	155	6	32	7	160	7
4	5	2	143	5	14	3	83	4
5	7	3	63	2	10	2	81	4
6	-	-	72	3	2	-	12	1
	$259	100%	$2,690	100%	$478	100%	$2,231	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2023 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying	Fair
	Value	Value
	(In Millions)
Due in one year or less	$8,289	$7,949
Due after one year through five years	32,923	32,288
Due after five years through ten years	38,086	36,551
Due after ten years	65,135	58,613
Total	$144,433	$135,401
30

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended
	December 31,
	2023	2022	2021
	(In Millions)
Proceeds from sales	$11,489	$16,097	$21,687
Gross realized capital gains from sales	102	143	406
Gross realized capital losses from sales	(645)	(624)	(135)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2023
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)
U.S. government and agencies	$576	$5	6	$2,067	$380	13
All other governments	26	-	5	882	163	32
States, territories and possessions	10	-	3	98	6	8
Political subdivisions	13	-	3	176	17	10
Special revenue	331	8	27	1,260	118	163
Industrial and miscellaneous	5,762	265	592	65,928	8,840	2,940
Parent, subsidiaries and affiliates	5,042	316	10	2,429	123	21
Total	$11,760	$594	646	$72,840	$9,647	3,187

The December 31, 2023 gross unrealized losses include $127 million of losses included in the carrying value. These losses include $126 million from NAIC Class 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2022
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)
U.S. government and agencies	$1,609	$243	15	$1,113	$153	7
All other governments	447	46	33	737	220	27
States, territories and possessions	87	3	11	74	6	3
Political subdivisions	155	13	17	62	10	4
Special revenue	1,477	123	176	291	58	67
Industrial and miscellaneous	51,038	5,265	2,735	27,854	6,471	1,807
Parent, subsidiaries and affiliates	2,575	83	28	1,046	144	11
Total	$57,388	$5,776	3,015	$31,177	$7,062	1,926

The December 31, 2022 gross unrealized losses include $102 million of losses included in the carrying value. These losses include $104 million from NAIC Class 6 bonds and $(2) million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2023 and 2022, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2023, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $17,178 million. Securities in an unrealized loss position for less than 12 months had a fair value of $2,151 million and unrealized losses of $48 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $15,027 million and unrealized losses of $1,261 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2022, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $20,311 million. Securities in an unrealized loss position for less than 12 months had a fair value of $14,684 million and unrealized losses of $892 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $5,624 million and unrealized losses of $894 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2023 or 2022, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $10 million as of December 31, 2023 and December 31, 2022.

32

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ’scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2023, RMBS had a total carrying value of $3,775 million and a fair value of $3,756 million, of which approximately 4%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $1,326 million and a fair value of $1,312 million. As of December 31, 2022, RMBS had a total carrying value of $2,308 million and a fair value of $2,266 million, of which approximately 8%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $999 million and a fair value of $993 million.

During the year ended December 31, 2023, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2023, total leveraged loans and leveraged loan CDOs had a carrying value of $27,844 million and a fair value of $27,509 million, of which approximately 80%, based on carrying value, were domestic leveraged loans and CDOs. As of December 31, 2022, total leveraged loans and leveraged loan CDOs had a carrying value of $26,332 million and a fair value of $25,664 million, of which approximately 81%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $2,693 million and fair value of $2,285 million as of December 31, 2023 and a carrying value of $2,669 million and fair value of $2,285 million as of December 31, 2022.

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2023	2022
	(In Millions)
Carrying value	$446	$451
Gross unrealized gains	29	9
Gross unrealized losses	(5)	(14)
Fair value	$470	$446
33

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2023, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $267 million in 19 issuers, $265 million of which was in an unrealized loss position for more than 12 months. As of December 31, 2022, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $245 million in 17 issuers, $55 million of which was in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. “Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2023 or 2022.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $201 million as of December 31, 2023 and $323 million as of December 31, 2022.

c.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance policies.

Summarized below is certain combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended
	December 31,
	2023	2022	2021
	(In Millions)
Total revenue	$433	$577	$682
Net income	48	155	106
Assets	12,653	12,870	14,270
Liabilities	10,515	11,090	12,636
Shareholder’s equity	2,138	1,780	1,634

In 2023, C.M. Life did not pay any dividends to MassMutual and paid $163 million in dividends to MassMutual in 2022.

In 2023, MassMutual did not make any contributions to C.M. Life and contributed capital of $50 million to C.M. Life in 2022.

MMHLLC, a wholly-owned subsidiary of MassMutual, is the parent of subsidiaries that include Barings LLC (Barings) and deals in markets that include retail and institutional asset management entities and registered broker dealers.

The MMHLLC statutory carrying value was $17.6 billion, which included $106 million of nonadmitted asset adjustments as of December 31, 2023 and $17.2 billion as of December 31, 2022, which included $151 million nonadmitted asset adjustments.

34

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is certain U.S. GAAP financial information for MMHLLC:

	As of and for the Years Ended
	December 31,
	2023	2022	2021
	(In Billions)
Total revenue	$3.4	$3.6	$4.9
Net income	0.7	0.6	1.7
Assets	27.2	27.2	25.5
Liabilities	9.1	8.2	7.6
Member’s equity	18.1	18.9	17.9

MMHLLC paid $730 million in dividends to MassMutual for the year ended December 31, 2023, $450 million of which were declared in 2022, and paid $604 million in dividends to MassMutual for the year ended December 31, 2022, $344 million of which were declared in 2021.

MMHLLC declared an additional $630 million in dividends to MassMutual for the year ended December 31, 2023, which will be paid in 2024.

MassMutual contributed capital of $235 million to MMHLLC for the year ended December 31, 2023 and $660 million for the year ended December 31, 2022.

Summarized below is certain U.S. GAAP financial information for Glidepath:

	As of and for the Years Ended December 31,
	2023	2022
	(In Billions)
Total revenue	$0.8	$1.2
Net income (loss)	0.8	1.0
Assets	53.4	51.0
Liabilities	51.5	48.8
Member’s equity	1.9	2.2

Summarized below is certain U.S. GAAP financial information for MMIH:

	As of and for the Years Ended
	December 31,
	2023	2022	2021
	(In Billions)
Total revenue	$0.4	$0.3	$0.3
Net income	0.1	0.1	0.1
Assets	10.1	9.3	8.8
Liabilities	8.2	7.6	7.0
Member’s Equity	1.9	1.7	1.8
35

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MMHLLC are involved in litigation and investigations arising in the ordinary course of their business, which seek compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably could give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of $1,905 million as of December 31, 2023 was subject to dividend restrictions imposed by the State of Connecticut.

For further information on related party transactions with subsidiaries and affiliates, see Note 17. “Related party transactions”.

d.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2023	2022
	(In Millions)
Adjusted cost basis	$1,268	$1,198
Gross unrealized gains	407	317
Gross unrealized losses	(52)	(38)
Carrying value	$1,623	$1,477

As of December 31, 2023, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $308 million in 30 issuers, $289 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2022, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $268 million in 68 issuers, $78 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. “Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2023 or 2022.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $106 million as of December 31, 2023 and $135 million as of December 31, 2022.

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender or a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

36

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2023 and 2022, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2023 or 2022.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31, 2023		December 31, 2022
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$19,162	$17,766	$20,662	$19,065
Mezzanine loans	137	119	94	87
Total commercial mortgage loans	19,299	17,885	20,756	19,152
Residential mortgage loans:
FHA insured and VA guaranteed	1,833	1,699	2,304	2,128
Other residential loans	2,889	2,750	1,912	1,764
Total residential mortgage loans	4,722	4,449	4,216	3,892
Total mortgage loans	$24,021	$22,334	$24,972	$23,044
37

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2023
	Less Than	81% to	Above		% of
	81%	95%	95%	Total	Total
	($ In Millions)
Office	$4,957	$508	$1,042	$6,507	34%
Apartments	5,064	417	235	5,716	30
Industrial and other	2,765	25	24	2,814	15
Hotels	1,742	82	92	1,916	10
Retail	2,276	-	70	2,346	12
Total	$16,804	$1,032	$1,463	$19,299	100%

	December 31, 2022
	Less Than	81% to	Above		% of
	81%	95%	95%	Total	Total
	($ In Millions)
Office	$6,843	$-	$34	$6,877	33%
Apartments	5,437	447	-	5,884	28
Industrial and other	3,447	26	-	3,473	17
Retail	2,449	-	-	2,449	12
Hotels	1,982	91	-	2,073	10
Total	$20,158	$564	$34	$20,756	100%

More than 87% of the Company’s commercial mortgage loans’ loan-to-value ratios are below 81% for the year ended December 31, 2023. As of December 31, 2022, more than 97% of the Company’s commercial mortgage loans’ loan-to-value ratios are below 81%.

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2023
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$6,014	$9,680	$2,156	$875	$437	$19,162
Mezzanine loans	-	80	57	-	-	137
Total commercial mortgage loans	6,014	9,760	2,213	875	437	19,299
Residential mortgage loans:
FHA insured and VA guaranteed	1,832	-	-	-	-	1,832
Other residential loans	-	2,759	23	108	-	2,889
Total residential mortgage loans	1,832	2,759	23	108	-	4,722
Total mortgage loans	$7,846	$12,519	$2,236	$983	$437	$24,021
38

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2022
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$7,632	$10,300	$2,306	$354	$70	$20,662
Mezzanine loans	-	37	57	-	-	94
Total commercial mortgage loans	7,632	10,337	2,363	354	70	20,756
Residential mortgage loans:
FHA insured and VA guaranteed	2,299	5	-	-	-	2,304
Other residential loans	61	1,832	19	-	-	1,912
Total residential mortgage loans	2,360	1,837	19	-	-	4,216
Total mortgage loans	$9,992	$12,174	$2,382	$354	$70	$24,972

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 80% as of December 31, 2023 and 100% as of December 31, 2022.

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2023
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)
California	$3,904	66%
United Kingdom	2,110	51%
New York	1,894	66%
Texas	1,812	56%
Illinois	1,444	56%
Washington	1,018	70%
District of Columbia	929	82%
All other	6,190	72%
Total commercial mortgage loans	$19,301	66%

All other consists of 30 jurisdictions, with no individual exposure exceeding $878 million.

39

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2022
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)
California	$4,632	50%
New York	2,157	54%
United Kingdom	2,008	48%
Texas	1,867	54%
Illinois	1,472	51%
Washington	1,114	53%
District of Columbia	1,041	58%
All other	6,465	55%
Total commercial mortgage loans	$20,756	53%

All other consists of 31 jurisdictions, with no individual exposure exceeding $897 million.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	Years Ended December 31,
	2023		2022
	Low	High	Low	High
Commercial mortgage loans	1.8%	12.9%	1.7%	11.7%
Residential mortgage loans	2.2%	11.8%	2.2%	11.7%
Mezzanine mortgage loans	5.3%	14.4%	5.3%	13.3%

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2023		2022
	Low	High	Low	High
Commercial mortgage loans	4.3%	11.0%	2.6%	11.7%
Residential mortgage loans	4.2%	11.8%	2.6%	11.7%
Mezzanine mortgage loans	5.5%	8.0%	12.2%	13.3%
40

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2023, the Company had impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

The following presents a summary of the Company’s impaired mortgage loans as of December 31, 2023 and as of December 31, 2022:

	December 31, 2023
		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income
	(In Millions)
With allowance recorded:
Commercial mortgage loans:
Primary lender	$465	$537	$624	$(157)	$24
Total	465	537	624	(157)	24
Total impaired commercial mortgage loans	$465	$537	$624	$(157)	$24

	December 31, 2022
		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income
	(In Millions)
With no allowance recorded:
Commercial mortgage loans:
Primary lender	$14	$15	$17	$-	$1
Total	14	15	17	-	1
Total impaired commercial mortgage loans	$14	$15	$17	$-	$1

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2023 or 2022. The carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $855 million as of December 31, 2023 and $1,264 million as of December 31, 2022.

41

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2023	2022
	(In Millions)
Held for the production of income	$355	$351
Accumulated depreciation	(94)	(78)
Encumbrances	(285)	(285)
Held for the production of income, net	(24)	(12)
Held for sale	76	76
Accumulated depreciation	(74)	(74)
Held for sale, net	2	2
Occupied by the Company	566	574
Accumulated depreciation	(215)	(209)
Occupied by the Company, net	351	365
Total real estate	$329	$355

Depreciation expense on real estate was $31 million for the year ended December 31, 2023, $36 million for the year ended December 31, 2022 and $91 million for the year ended December 31, 2021.

g.	Partnerships and limited liability companies

The carrying value of partnership and LLC holdings by annual statement category were:

	December 31,	December 31,
	2023	2022
	(In Millions)
Joint venture interests:
Common stocks - subsidiaries and affiliates	$2,001	$2,090
Common stocks - unaffiliated	3,462	3,353
Real estate	2,382	2,212
Bonds/preferred stock	735	1,058
Other	1,718	1,144
Mortgage loans	2,096	1,930
Surplus notes	385	389
LIHTCs	128	120
Total	$12,907	$12,296

The Company held 13 affiliated partnerships and limited liability companies in a loss position with accumulated losses of $63 million as of December 31, 2023, and eight affiliated partnerships and limited liability companies in a loss position with accumulated losses of $75 million as of December 31, 2022.

The Company’s unexpired tax credits expire within a range of less than 1 year to 12 years.

42

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company recorded tax credits on these investments of $55 million for the year ended December 31, 2023 and $52 million for the year ended December 31, 2022. The minimum holding period required for the Company’s LIHTC investments extends from 1 year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 4.4% for future benefits of two years to 3.9% for future benefits of ten or more years, and compares the result to its current carry value. The Company recorded $14 million of impairments for the year ended December 31, 2023.

h.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create replicated synthetic investments. These replicated synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Replicated synthetic investments are created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held replicated synthetic investments with a notional amount of $31,687 million as of December 31, 2023 and $31,264 million as of December 31, 2022, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments: including interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 45 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

The Company utilizes certain other agreements including forward contracts and financial futures. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost-effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the

43

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged by the counterparties was $421 million as of December 31, 2023 and $2,427 million as of December 31, 2022. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral, was $309 million as of December 31, 2023 and $634 million as of December 31, 2022. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $5,003 million as of December 31, 2023 and $5,518 million as of December 31, 2022.

The Company had the right to rehypothecate or repledge securities totaling $1,444 million of the $421 million as of December 31, 2023 and $770 million of the $2,417 million as of December 31, 2022 of net collateral pledged by counterparties. There were no securities rehypothecated to other counterparties as of December 31, 2023 or December 31, 2022.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2023
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)
Interest rate swaps	$17,292	$177,596	$11,922	$128,949
Options	547	11,727	35	248
Currency swaps	2,831	28,593	1,294	14,672
Forward contracts	13	993	301	9,162
Credit default swaps	1	81	153	7,902
Financial futures	56	674	29	257
Total	$20,740	$219,664	$13,734	$161,190
44

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2022
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)
Interest rate swaps	$18,287	$134,714	$13,036	$136,705
Options	639	14,529	6	-
Currency swaps	3,071	27,615	709	14,814
Forward contracts	14	1,250	236	7,287
Credit default swaps	-	-	13	1,580
Financial futures	21	2,334	3	369
Total	$22,032	$180,442	$14,003	$160,775

The average fair value of outstanding derivative assets was $22,228 million for the years ended December 31, 2023 and $18,766 million for the years ended December 31, 2022. The average fair value of outstanding derivative liabilities was $14,607 million for the years ended December 31, 2023 and $10,938 million for the years ended December 31, 2022.

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,	December 31,
	2023	2022
	(In Millions)
Due after one year through five years	$7,983	$1,580
Total	$7,983	$1,580

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2023	2022
	(In Millions)
Open interest rate swaps in a fixed pay position	$130,853	$128,337
Open interest rate swaps in a fixed receive position	170,817	137,686
Other interest related swaps	4,875	5,396
Total interest rate swaps	$306,545	$271,418
45

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended
	December 31, 2023
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)
Interest rate swaps	$(267)	$118
Currency swaps	101	(309)
Options	31	(96)
Credit default swaps	(39)	(24)
Forward contracts	(62)	(66)
Financial futures	(107)	9
Total	$(343)	$(368)

	Year Ended
	December 31, 2022
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)
Interest rate swaps	(717)	846
Currency swaps	69	2,204
Options	(6)	385
Credit default swaps	2	(17)
Forward contracts	853	(222)
Financial futures	(902)	(15)
Total	$(702)	$3,181

46

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended
	December 31, 2021
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)
Interest rate swaps	$(451)	$458
Currency swaps	(25)	1,094
Options	(126)	74
Credit default swaps	2	-
Forward contracts	109	216
Financial futures	(315)	92
Total	$(806)	$1,934

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2023			December 31,2022
	Derivative	Derivative		Derivative	Derivative
	Assets	Liabilities	Net	Assets	Liabilities	Net
	(In Millions)

Gross	$20,740	$13,734	$7,006	$22,032	$14,003	$8,029
Due and accrued	1,371	2,387	(1,016)	733	1,689	(956)
Gross amounts offset	(19,063)	(19,063)	-	(15,378)	(15,378)	-
Net asset	3,048	(2,943)	5,990	7,387	314	7,073
Collateral Posted	(3,438)	(3,017)	(421)	(4,821)	(2,394)	(2,427)
Net	$(390)	$(5,959)	$5,569	$2,566	$(2,080)	$4,646

i.	Repurchase agreements

The Company had repurchase agreements with carrying values of $3,221 million as of December 31, 2023 and $3,042 million as of December 31, 2022. As of December 31, 2023, the maturities of these agreements ranged from January 8, 2024 through March 14, 2024 and the interest rates ranged from 5.52% to 5.6%. The outstanding amounts were collateralized by cash and bonds with a carrying value of $3,230 million as of December 31, 2023 and $3,049 million as of December 31, 2022.

47

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s maximum amount and ending balance for repurchase agreements accounted for as secured borrowing for the years ended:

	December 31,
	2023		2022
	Maximum	Ending	Maximum	Ending
	balance	balance	balance	balance
	(In Millions)
From 1 week to 1 month	$596	$-	$773	$398
Greater than 1 month to 3 months	3,247	2,136	3,227	2,644
Greater than 3 months to 1 year	1,088	1,085	1,937	-
Total	$4,931	$3,221	$5,937	$3,042

The following presents the Company’s cash collateral and the fair value of security collateral received for the years ended:

	December 31,
	2023		2022
	Cash	Securities	Cash	Securities
	(In Millions)
Total	$69	$16	$-	$-
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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Bonds	$7,275	$5,215	$4,437
Preferred stocks	27	22	17
Common stocks - subsidiaries and affiliates	1,115	878	717
Common stocks - unaffiliated	111	102	55
Mortgage loans	1,102	1,118	1,145
Policy loans	1,058	1,141	1,103
Real estate	70	79	162
Partnerships and LLCs	957	1,014	1,171
Derivatives	(84)	464	539
Cash, cash equivalents and short-term investments	363	80	61
Other	184	35	18
Subtotal investment income	12,178	10,148	9,425
Amortization of the IMR	(51)	(50)	150
Net gains from separate accounts	3	-	-
Investment expenses	(1,087)	(796)	(730)
Net investment income	$11,043	$9,302	$8,845
49

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Net realized capital (losses) gains

Net realized capital (losses) gains, which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended
	December 31,
	2023	2022	2021
	(In Millions)
Bonds	$(720)	$(889)	$199
Preferred stocks	-	(6)	9
Common stocks - subsidiaries and affiliates	24	(13)	10
Common stocks - unaffiliated	15	64	147
Mortgage loans	(73)	(41)	(7)
Real estate	3	127	24
Partnerships and limited liability companies	(314)	(355)	(413)
Derivatives	(344)	(701)	(806)
Other	(7)	(74)	7
Net realized capital losses (gains) before federal and state taxes and deferral to the IMR	(1,416)	(1,888)	(830)
Net federal and state tax benefit (expense)	281	94	(86)
Net realized capital losses before deferral to the IMR	(1,135)	(1,794)	(916)
Net after tax deferred to the IMR	645	2,120	382
Net realized capital (losses) gains	$(490)	$326	$(534)

OTTI, included in the realized capital losses, consisted of the following:

Years Ended December 31,
2023		2022	2021
(In Millions)
Bonds	$(178)	$(416)	$(80)
Preferred stock	-	(6)	-
Common stocks- subsidiaries and affiliates	(1)	-	-
Common stocks - unaffiliated	-	(2)	(11)
Mortgage loans	(13)	(4)	(17)
Partnerships and LLCs	(353)	(183)	(483)
Total OTTI	$(545)	(611)	(591)

The Company recognized OTTI of $15 million for the year ended December 31, 2023 and $14 million for the year ended December 31, 2022 on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

50

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company utilized internally-developed models to determine less than 1% of the $178 million of bond OTTI for the year ended December 31, 2023, less than 1% of the $416 million of bond OTTI for the year ended December 31, 2022 and less than 1% of the $80 million of bond OTTI for the year ended December 31, 2021. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2dd. “Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

51

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Federal income taxes

On August 16th, 2022, the Inflation Reduction Act (“IRA”) was signed into law and includes certain corporate income tax provisions. Impacts to the Company could include the imposition of a corporate alternative minimum tax (“CAMT”) applicable to tax years beginning after December 31, 2022. The CAMT imposes a 15% minimum tax on adjusted financial statement income on applicable corporations that have an average group wide adjusted financial statement income over $1 billion in the prior three-year period (2020-2022). As of the reporting date, the Company has determined that it is not an applicable corporation and therefore not liable for CAMT in 2023. The United States Treasury Secretary and the IRS have been authorized to issue further guidance and intend to publish proposed regulations in 2024.

The Company provides for DTAs in accordance with statutory accounting practices, and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

52

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2023
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$3,943	$740	$4,683
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	3,943	740	4,683
DTAs nonadmitted	(82)	-	(82)
Subtotal net admitted DTA	3,861	740	4,601
Total gross DTLs	(2,009)	(932)	(2,941)
Net admitted DTA(L)	$1,852	$(192)	$1,660

	December 31, 2022
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$3,444	$742	$4,186
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	3,444	742	4,186
DTAs nonadmitted	-	-	-
Subtotal net admitted DTA	3,444	742	4,186
Total gross DTLs	(2,045)	(912)	(2,957)
Net admitted DTA(L)	$1,399	$(170)	$1,229

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$499	$(2)	$497
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	499	(2)	497
DTAs nonadmitted	(82)	-	(82)
Subtotal net admitted DTA	417	(2)	415
Total gross DTLs	36	(20)	16
Net admitted DTA(L)	$453	$(22)	$431
53

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2023
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$90	$90
Remaining adjusted gross DTAs expected to be realized within 3 years:
1. Adjusted gross DTA to be realized	1,570	-	1,570
2. Adjusted gross DTA allowed per limitation threshold	4,081	-	4,081
Lesser of lines 1 or 2	1,570	-	1,570
Adjusted gross DTAs offset by existing DTLs	2,291	650	2,941
Total admitted DTA realized within 3 years	$3,861	$740	$4,601

	December 31, 2022
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$63	$63
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	1,287	-	1,287
2. Adjusted gross DTA allowed per limitation threshold	4,005	-	4,005
Lesser of lines 1 or 2	1,287	-	1,287
Adjusted gross DTAs offset by existing DTLs	2,158	678	2,836
Total admitted DTA realized within 3 years	$3,445	$741	$4,186

	Change
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$27	$27
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	283	-	283
2. Adjusted gross DTA allowed per limitation threshold	76	-	76
Lesser of lines 1 or 2	283	-	283
Adjusted gross DTAs offset by existing DTLs	133	(28)	105
Total admitted DTA realized within 3 years	$416	$(1)	$415
54

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2023	2022
	($ In Millions)
Ratio percentage used to determine recovery period and threshold limitation	850%	860%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$27,207	$26,703

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2023
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	79%	-%	79%

	December 31, 2022
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	69%	-%	69%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	10%	-%	10%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

55

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Federal income tax expense (benefit) on operating earnings	$111	$(92)	$69
Foreign income tax expense on operating earnings	5	28	3
Total federal and foreign income tax expense (benefit) on operating earnings	116	(64)	72
Federal income tax expense (benefit) on net realized capital gains (losses)	(268)	(106)	43
Total federal and foreign income tax expense (benefit)	$(152)	$(170)	$115
56

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2023	2022	Change
	(In Millions)
DTAs:
Ordinary
Reserve items	$1,779	$1,522	$257
Policy acquisition costs	931	856	75
Nonadmitted assets	320	305	15
Pension and compensation related items	73	49	24
Policyholders’ dividends	234	218	16
Investment items	207	224	(17)
Expense items	66	59	7
Other	333	211	122
Total ordinary DTAs	3,943	3,444	499
Nonadmitted DTAs	82	-	82
Admitted ordinary DTAs	3,861	3,444	417
Capital
Unrealized investment losses	434	397	37
Expense items	18	18	-
Investment items	288	327	(39)
Total capital DTAs	740	742	(2)
Admitted capital DTAs	740	742	(2)
Admitted DTAs	4,601	4,186	415
DTLs:
Ordinary
Reserve items	143	212	(69)
Unrealized investment gains	1,128	1,104	24
Deferred and uncollected premium	309	295	14
Pension items	64	68	(4)
Investment items	-	5	(5)
Other	365	361	4
Total ordinary DTLs	2,009	2,045	(36)
Capital
Unrealized investment gains	808	821	(13)
Investment items	124	91	33
Total capital DTLs	932	912	20
Total DTLs	2,941	2,957	(16)
Net admitted DTA	$1,660	$1,229	$431
57

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Net DTA(L)	$512	$520	$201
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	(38)	105	343
Tax-effect of changes from investment transfers	(12)	37	-
Change in net deferred income taxes	$462	$662	$544

As of December 31, 2023, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has $241 million in tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
	21%	21%	21%
Provision computed at federal statutory rate	$(175)	$(325)	$(92)
Expense items	(4)	19	(38)
Foreign governmental income taxes	5	28	3
Investment items	(248)	(188)	(135)
Nonadmitted assets	(15)	(10)	4
Tax credits	(222)	(293)	(95)
Other	45	(63)	(76)
Total statutory income tax benefit	$(614)	$(832)	$(429)
Federal and foreign income tax expense (benefit)	$(152)	$(170)	$115
Change in net deferred income taxes	(462)	(662)	(544)
Total statutory income tax benefit	$(614)	$(832)	$(429)

The Company received refunds of federal income taxes in the amounts of $58 million in 2023 and $5 million in 2022 and paid $849 million in 2021.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net capital losses totaled $0 million related to 2023, $29 million related to 2022, and $124 million related to 2021.

58

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. MassMutual and its eligible U.S. subsidiaries also file income tax returns in various states and foreign jurisdictions. MassMutual and its eligible U.S. subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Tax Agreement). The Tax Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Tax Agreement provides MassMutual with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Tax Agreement provides MassMutual with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes. In accordance with the Tax Agreement, future corporate alternative minimum tax (CAMT) is outside of the scope to the general tax allocation method and, consequently any future CAMT liability shall be allocated solely to MassMutual.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2023	$214
Gross change related to positions taken in prior years	-
Gross change related to settlements	-
Gross change related to positions taken in current year	14
Gross change related to lapse of statutes of limitations	-
Balance, December 31, 2023	$229

Included in the liability for unrecognized tax benefits as of December 31, 2023, are $215 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2023 includes $9 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognized an increase of $8 million in accrued interest related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was $32 million as of December 31, 2023 and $24 million as of December 31, 2022. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of MassMutual and its subsidiaries for the year 2013 and prior. The 2014-2016 tax years are in the process of going to Appeals for 3 carryforward issues.   The IRS completed its examination of 2017-2018 tax years and is being transferred to Appeals. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

As of December 31, 2023 and 2022, the Company did not recognize any protective deposits as admitted assets.

7.	Other than invested assets
a.	Admitted negative (disallowed) IMR

As of December 31, 2023, the Company had $1,112 million of negative (disallowed) IMR in aggregate and in the general account.

As of December 31, 2023, the Company had $1,112 million of negative (disallowed) IMR admitted in the general account.

As of December 31, 2023, the calculated adjusted general capital and surplus was $26,015 million.

59

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2023, the percentage of adjusted general capital and surplus for which the admitted disallowed IMR represents was 4%.

The following represents allocated gains (losses) previously deferred to the IMR from derivatives:

December 31, 2023
(In Millions)
Realized capital gains	2,940
Realized capital losses	(3,935)
Total allocated gains (losses) to IMR from derivatives	$(995)

When the Company sells bonds and recognizes losses due to interest-rate related factors, and the realized losses are transferred to the IMR, the sales proceeds are generally used for reinvestment as governed by prudent asset liability management (ALM) policies and procedures. Such sales of bonds are intermittently used to meet liquidity needs and managed within the ALM framework.

IMR losses for fixed income related derivatives were in accordance with documented risk management procedures, as well as the Company’s derivative use plans, and reflect the same historical treatment of derivative gains reversed to IMR and amortized rather than immediately recognized as realized gain upon termination.

b.	Corporate-owned life insurance

The Company holds corporate-owned life insurance issued by unaffiliated third-party insurers to cover the lives of certain qualified senior employees. The primary purpose of the program is to offset future employee benefit expenses. The Company pays all premiums and is the owner and beneficiary of these policies. The Company had recorded cash surrender values of these policies of $2,825 million as of December 31, 2023 and $2,619 million as of December 31, 2022.

The cash surrender value is allocated by the following investment categories:

	December 31,
	2023	2022
Other invested assets	45%	39%
Bonds	28	32
Stocks	17	16
Cash and short-term investments	7	10
Real estate	3	3
	100%	100%
60

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2023		2022
	Gross	Net	Gross	Net
	(In Millions)
Ordinary new business	$154	$88	$163	$103
Ordinary renewal	1,258	1,220	1,159	1,145
Group life	10	10	10	10
Total	$1,422	$1,318	$1,332	$1,258

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $57,978 million as of December 31, 2023 and $59,911 million as of December 31, 2022 for which gross premium was less than net premium.

61

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Policyholders’ liabilities
a.	Policyholders’ reserves

The Company had life insurance in force of $953,410 million as of December 31, 2023 and $907,462 million as of December 31, 2022.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2023				2022
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Individual life	$80,071	2.5%	-	6.0%	$74,960	2.5%	-	6.0%
Group annuities	19,737	1.0%	-	11.8%	18,692	1.0%	-	11.8%
Individual universal and variable life	25,346	3.5%	-	6.0%	25,180	3.5%	-	6.0%
Individual annuities	34,055	1.0%	-	11.8%	23,575	1.0%	-	11.8%
Group life	4,178	3.0%	-	4.0%	6,382	3.0%	-	4.0%
Disabled life claim reserves	1,856	3.0%	-	6.0%	1,831	3.0%	-	6.0%
Disability active life reserves	1,504	3.0%	-	6.0%	2,118	3.0%	-	6.0%
Other	503	2.5%	-	6.0%	478	2.5%	-	6.0%
Total	$167,250				$153,216

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, bank-owned life insurance, group universal life and group variable universal life products. Individual annuities include individual annuity contracts, supplementary contracts involving life contingencies and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Disabled life claim reserves include disability income and LTC contracts and cover the future payments of known claims. Disability active life reserves include disability income and LTC contracts issued. Other is comprised of disability life and accidental death insurance.

62

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2023				2022
	Amount	Interest Rates			Amount	Interest Rates
	(In Millions)
GICs:
Note programs	$12,376	0.6%	-	5.6%	$10,813	0.5%	-	5.6%
Federal Home Loan Bank of Boston	2,111	0.8%	-	3.4%	2,111	0.8%	-	3.4%
Municipal contracts	1,720	0.0%	-	7.2%	1,777	0.2%	-	7.3%
Supplementary contracts	2,978	1.0%	-	6.0%	2,909	1.0%	-	6.0%
Dividend accumulations	439	3.0%	-	3.5%	455	3.0%	-	3.0%
Other deposits	21	4.0%	-	8.0%	24	4.0%	-	8.0%
Total	$19,645				$18,089

Note program

Funding agreements are investment contracts sold to domestic and international institutional investors. Funding agreement liabilities are equal to the account value and are established by contract deposits, increased by interest credited and decreased by contract coupon payments and maturities. Contract holders do not have the right to terminate the contract prior to the contractually stated maturity date. The Company may retire funding agreements prior to the contractually-stated maturity date by repurchasing the agreement in the market or, in some cases, by calling the agreement. If this occurs, the difference in value is an adjustment to interest credited to liabilities for deposit-type contracts in the Statutory Statements of Operations. Credited interest rates vary by contract and can be fixed or floating. Agreements do not have put provisions or ratings-based triggers. The liability of non-U.S. dollar denominated funding agreements may increase or decrease due to changes in foreign exchange rates. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

Under the note program, the Company creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes are currently issued from the Company’s $16.0 billion Global Medium-Term Note Program.

Federal Home Loan Bank of Boston

MassMutual has funding agreements with Federal Home Loan Bank of Boston (FHLB Boston) in an investment spread strategy, consistent with its other funding agreements. These funding agreements are collateralized by securities with estimated fair values of $1,955 million as of December 31, 2023. MassMutual’s borrowing capacity with FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth by law or by MassMutual’s internal limit. MassMutual’s unused capacity was $3,889 million as of December 31, 2023. As a member of FHLB Boston, MassMutual held common stock of FHLB Boston with a statement value of $92 million as of December 31, 2023 and $92 million as of December 31, 2022.

63

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Municipal contracts

Municipal guaranteed investment contracts (municipal contracts) include contracts that contain terms with above market crediting rates. Liabilities for these contracts includes the municipal contracts’ account values, which are established by contract deposits, increased by interest credited (fixed or floating) and decreased by contract coupon payments, additional withdrawals, maturities and amortization of premium. Certain municipal contracts allow additional deposits, subject to restrictions, which are credited based on the rates in the contracts. Contracts have scheduled payment dates and amounts and interest is paid periodically. In addition, certain contracts allow additional withdrawals above and beyond the scheduled payments. These additional withdrawals have certain restrictions on the number per year, minimum dollar amount and are limited to the maximum contract balance. The majority of the municipal contracts allow early contract termination under certain conditions.

Certain municipal contracts contain make-whole provisions, which document the formula for full contract payout. Certain municipal contracts have ratings-based triggers that allow the trustee to declare the entire balance due and payable. Municipal contracts may also have terms that require the Company to post collateral to a third party based on the contract balance in the event of a downgrade in ratings below certain levels under certain circumstances. When the collateral is other than cash, the collateral value is required to be greater than the account balance. The collateral was $216 million as of December 31, 2023 and $339 million as of December 31, 2022. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various liability risks. By performing asset liability management and performing other risk management activities, the Company believes that these contract provisions do not create an undue level of operating risk to the Company.

Other deposits

Other deposits primarily consist of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 9. “Reinsurance”. These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

As of December 31, 2023, the Company’s GICs by expected maturity year were as follows (in millions):

2024	$2,584
2025	2,790
2026	3,386
2027	1,887
2028	1,689
Thereafter	3,871
Total	$16,207

Most GICs only mature on their contractual maturity date. Actual maturities for municipal contracts may differ from their contractual maturity dates, as these contracts permit early contract termination under certain conditions.

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and LTC policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

64

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the changes in disabled life and LTC unpaid claims and claim expense reserves:

	December 31,
	2023	2022
	(In Millions)
Claim reserves, beginning of year	$2,232	$2,175
Less: Reinsurance recoverables	367	308
Net claim reserves, beginning of year	1,865	1,867
Claims paid related to:
Current year	(14)	(14)
Prior years	(333)	(335)
Total claims paid	(347)	(349)
Incurred related to:
Current year’s incurred	375	324
Current year’s interest	9	8
Prior year’s incurred	(79)	(54)
Prior year’s interest	68	69
Total incurred	373	347
Net claim reserves, end of year	1,891	1,865
Reinsurance recoverables	651	367
Claim reserves, end of year	$2,542	$2,232

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $79 million decrease in the prior years’ incurred claims for 2023 and the $54 million decrease in the prior years’ incurred claims for 2022 were generally the result of differences between actual termination experience and statutorily prescribed termination tables. In 2023, claim experience included normal claim volume with higher terminations, resulting in a reduction to the incurred reserve from favorable experience, while 2022 claims incurred was due to maturing LTC business partially offset by a corresponding increase in reinsurance recoverable.

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2023	2022
	(In Millions)
Disabled life claim reserves	$1,856	$1,831
Accrued claim liabilities	33	33
Net claim reserves, end of year	$1,889	$1,864
65

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for annuity contracts

Certain individual variable annuity and fixed index annuity products have additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GLWBs. In general, living benefit guarantees require the contract holder or policyholder to adhere to a company approved asset-allocation strategy. Election of these benefit guarantees is generally only available at contract issue.

The following shows the changes in the liabilities for GMDB, GMIB, GMAB and GLWB (in millions):

Liability as of January 1, 2022	$42
Incurred guarantee benefits	18
Paid guarantee benefits	(5)
Liability as of December 31, 2022	55
Incurred guarantee benefits	2
Paid guarantee benefits	(8)
Liability as of December 31, 2023	$49

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDB, GMIB, GMAB and GLWB classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2023			December 31, 2022
		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained	Value	at Risk	Attained
	($ In Millions)
GMDB	$8,572	$25	66	$8,685	$199	66
GMIB Basic	449	7	73	466	21	72
GMIB Plus	1,240	448	69	1,198	505	68
GMAB	1,400	20	63	1,552	84	62
GLWB	94	15	75	97	22	74

As of December 31, 2023, the GMDB account value above consists of $3,712 million of Modco assumed within the separate accounts. As of December 31, 2022, the GMDB account value above consists of $3,600 million of Modco assumed within the separate accounts.

Account values of variable annuity contracts with GMDB, GMIB, GMAB and GLWB are summarized below:

	December 31,
	2023			2022
	Separate	General		Separate	General
	Account	Account	Total	Account	Account	Total
	(In Millions)
GMDB	$7,437	$1,135	$8,572	$7,426	$1,259	$8,685
GMIB Basic	434	15	449	445	21	466
GMIB Plus	1,240	-	1,240	1,198	-	1,198
GMAB	1,368	32	1,400	1,516	37	1,553
GLWB	94	-	94	97	-	97
66

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts:

	December 31,
	2023	2022
	(In Millions)
Beginning balance	$5,154	$4,601
Net liability increase	332	553
Ending balance	$5,486	$5,154

9.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks or to assume business. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The Company also reinsures a portion of its morbidity risk in its disability and LTC business. The amounts reinsured are on a yearly renewable term, coinsurance funds withheld, coinsurance or Modco basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $35 million.

Refer to Note 17. “Related party transactions” for information about the Company’s affiliated assumed reinsurance transactions.

There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

67

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Direct premium	$34,223	$35,530	$30,907
Premium assumed	977	1,013	1,112
Premium ceded	(9,711)	(13,019)	(12,128)
Total net premium	$25,490	$23,524	$19,891
Ceded reinsurance recoveries	$1,842	$1,540	$1,699
Assumed losses	$425	$330	$356

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2023	2022
	(In Millions)
Reinsurance reserves:
Assumed	$6,476	$551
Ceded	(47,326)	(47,416)
Ceded amounts recoverable	$324	$329
Benefits payable on assumed business	$65	$40
Funds held under coinsurance
Ceded	$22,520	$21,916

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2023 include $9,219 million associated with life insurance policies, $6,497 million for LTC, $22,659 million for annuity, $14 million for disability and $6 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2022 include $9,016 million associated with life insurance policies $5,998 million for LTC, $32,381 million for annuity, $15 million for disability and $6 million for group life and health.

For the year ended December 31, 2023, the Company decreased its gross LTC policyholders’ premium deficiency reserve by $590 million primarily through a combination of various assumption changes to reflect the risk inherent in the cash flows of this business. The majority of the risk is ceded to unaffiliated reinsurers resulting in the ceded policyholders’ premium deficiency reserves decreasing by $295 million. The total net impact of the change is $295 million, which was recorded as a decrease to policyholders’ liabilities on the Statutory Statements of Financial Position and a decrease to change in policyholders’ reserves on the Statutory Statements of Operations.

For the year ended December 31, 2022, the Company decreased its gross LTC policyholders’ premium deficiency reserve by $165 million primarily through a combination of various assumption changes to reflect the risk inherent in the cash flows of this business. The majority of the risk is ceded to unaffiliated reinsurers resulting in the ceded policyholders’ premium deficiency reserves decreasing by $345 million. The total net impact of the change is $180 million, which was recorded as an increase to policyholders’ liabilities on the Statutory Statements of Financial Position and an increase to change in policyholders’ reserves on the Statutory Statements of Operations.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2023
	(In Millions)
	Direct	Ceded	Net
LTC premium deficiency reserves, beginning of year	$4,390	$(3,910)	$480
Assumption changes	(590)	295	(295)
LTC premium deficiency reserves, end of year	$3,800	$(3,615)	$185

As of December 31, 2023, one reinsurer accounted for 29% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 21%. The Company continues to monitor its morbidity risk ceded to one reinsurer for its LTC business, in which 72% of the reserves are held in trust.

On July 5, 2023, the Company recaptured approximately $16 million of statutory reserves reinsured on a yearly renewable term (YRT) basis for certain closed blocks of LTC business and reinsured on a coinsurance basis a portion of this product resulting in ceding $692 million statutory reserves to a different reinsurer. The recapture settlement of $17 million relieved the reinsurer of all obligations under the YRT agreement and resulted in an offset to premiums and disability benefits. As part of the coinsurance transaction, the Company transferred $657 million of premium to the reinsurer.

The Company holds invested assets associated with funds withheld that are managed externally, as of December 31, 2023 and 2022, these assets, at carry value, included:

	December 31,
	2023	2022
	(In Millions)
Bonds	$15,215	$14,955
Preferred stocks	79	70
Mortgage loans	1,043	1,473
Partnerships and LLCs	51	126
Cash, cash equivalents and short-term investments	946	361
Total	$17,334	$16,985
69

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Withdrawal characteristics
a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2023 are illustrated below:

Individual annuities

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$570	$-	$-	$570	1%
At book value less current surrender charge of 5% or more	32,552	-	-	32,552	61
At fair value	-	-	8,058	8,058	15
Total with market value adjustment or at fair value	33,122	-	8,058	41,180	77
At book value without adjustment (minimal or no charge or adjustment)	3,905	-	-	3,905	7
Not subject to discretionary withdrawal	8,302	-	-	8,302	16
Total	$45,329	$-	$8,058	$53,387	100%
Reinsurance ceded	11,323	-	-	11,323
Total, net of reinsurance	$34,006	$-	$8,058	$42,064
Amount included in book value moving to at book value without adjustment after statement date	1,304	-	-	1,304

Group annuities

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$13,547	$-	$-	$13,547	20%
At fair value	-	10,694	20,623	31,317	45
Total with market value adjustment or at fair value	13,547	10,694	20,623	44,864	65
At book value without adjustment (minimal or no charge or adjustment)	311	376	-	687	1
Not subject to discretionary withdrawal	23,544	-	-	23,544	34
Total	$37,402	$11,070	$20,623	$69,095	100%
Reinsurance ceded	17,690	-	-	17,690
Total, net of reinsurance	$19,712	$11,070	$20,623	$51,405
70

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Deposit-type contracts

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$2,479	$-	$-	$2,479	8%
At fair value	-	-	9,332	9,332	30
Total with market value adjustment or at fair value	2,479	-	9,332	11,811	38
At book value without adjustment (minimal or no charge or adjustment)	2,704	-	-	2,704	8
Not subject to discretionary withdrawal	17,038	-	-	17,038	54
Total	$22,221	$-	$9,332	$31,553	100%
Reinsurance ceded	2,576	-	-	2,576
Total, net of reinsurance	$19,645	$-	$9,332	$28,977

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2023 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$19,712
Policyholders’ reserves – individual annuities	34,005
Liabilities for deposit-type contracts	19,645
Subtotal	73,362
Separate Account Annual Statement:
Annuities	39,751
Other annuity contract deposit-funds and GICs	9,332
Subtotal	49,083
Total	$122,445
71

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Analysis of life actuarial reserves by withdrawal characteristics

The withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2023 are illustrated below:

General Account

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$22,384	$22,381	$22,439
Universal life with secondary guarantees	1,710	1,520	7,088
Other permanent cash value life insurance	-	79,893	84,398
Variable life	1	1	1
Variable universal life	888	886	938
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	2,971
Accidental death benefits	-	-	3
Disability - active lives	-	-	192
Disability - disabled lives	-	-	311
Miscellaneous reserves	-	-	975
Total (gross: direct + assumed)	$24,983	$104,681	$119,316
Reinsurance Ceded	4,479	5,166	9,219
Total (net)	$20,504	$99,515	$110,097

Separate Account with Guarantees

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$1,549	$1,549	$1,549
Not subject to discretionary withdrawal or no cash values:
Total (gross: direct + assumed)	1,549	1,549	1,549
Total (net)	$1,549	$1,549	$1,549

Separate Account Nonguaranteed

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable life	$1	$1	$2
Variable universal life	1,657	1,629	1,645
Not subject to discretionary withdrawal or no cash values:
Total (gross: direct + assumed)	1,658	1,630	1,647
Total (net)	$1,658	$1,630	$1,647
72

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Separate accounts

The Company has guaranteed separate accounts classified as the following: nonindexed, which have multiple concurrent guarantees, including a guarantee that applies for as long as the contract is in effect and does not exceed a 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2023 is as follows:

	Guaranteed
		Nonindexed
		Less Than/	Non
	Indexed	Equal to	Guarantee	Total
	(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2023	$-	$-	$4,769	$4,769
Reserves at December 31, 2023:
For accounts with assets at:
Fair value	$-	$11,447	$39,284	$50,731
Amortized cost/book value	-	1,549	-	1,549
Subtotal SIA Reserves	-	12,996	39,284	52,280
Nonpolicy liabilities	-	-	175	175
Total Separate Account Liabilities	$-	$12,996	$39,459	$52,455
Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$11,447	$39,284	$50,731
At book value without market value adjustment and current surrender charge of less than 5%	-	1,549	-	1,549
Subtotal	-	12,996	39,284	52,280
Nonpolicy liabilities	-	-	175	175
Total Separate Account Liabilities	$-	$12,996	$39,459	$52,455

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

73

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$1,935	$4,205	$3,971
Transfers from separate accounts	(9,387)	(14,220)	(11,152)
Subtotal	(7,452)	(10,015)	(7,181)
Reconciling adjustments:
Miscellaneous	4,278	3,481	4,537
Net deposits on deposit-type liabilities	1,573	1,939	1,202
Net transfers from separate accounts	$(1,601)	$(4,595)	$(1,442)

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

11.	Debt

MassMutual issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1,000 million with maturity dates up to a maximum of 270 days from the date of issuance. Noninterest bearing Notes are sold at par less a discount representing an interest factor. Interest bearing Notes are sold at par. The Notes are not redeemable or subject to voluntary prepayments by MassMutual. The Notes have a carrying value and face amount of $50 million as of December 31, 2023 and $250 million as of December 31, 2022. Notes issued in 2023 had interest rates ranging from 4.36% to 5.40% with maturity dates ranging from 1-36 days. Interest expense for commercial paper was $7 million for the year ended December 31, 2023 and $5 million for the year ended December 31, 2022.

MassMutual has a $1,500 million, five-year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. During December 2022, the facility was renewed and the scheduled maturity is December 16, 2027. The facility includes two one-year extension options that may be exercised with proper notification as set forth in the agreement. The facility has an upsize option for an additional $500 million. The terms of the credit facility additionally provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2023 and 2022, MassMutual was in compliance with all covenants under the credit facility. For the years ended December 31, 2023 and 2022, there were no draws on the credit facilities. Credit facility fees were less than $1 million for the years ended December 31, 2023 and December 31, 2022.

12.	Employee benefit plans

The Company sponsors multiple employee benefit plans, providing retirement, life, health and other benefits to employees, certain employees of unconsolidated subsidiaries, agents, general agents and retirees who meet plan eligibility requirements.

a.	Pension plans

The Company sponsors funded and unfunded noncontributory defined benefit pension plans for its eligible employees, agents and retirees.

74

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The funded qualified defined benefit plan generally provides benefits under a cash balance formula based on age, service and salary during the participants’ careers. Certain eligible participants may be entitled to benefits under a legacy defined benefit formula. The Company’s policy is to fund the qualified pension plan in accordance with the Employee Retirement Income Security Act of 1974. There were no contributions in 2023 and 2022.

b.	Defined contribution plans

The Company sponsors funded qualified defined contribution plans and unfunded nonqualified deferred compensation thrift savings plans for its employees, agents and retirees. Defined contribution plan expense for 2023 and 2022 was $56 million and $52 million, respectively.

c.	Other postretirement benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and prior service cost are recorded by the Company.

Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. For eligible employees who retire after 2009, except certain employees who were close to retirement in 2010, the Company’s cost is limited to a retiree health reimbursement account (RHRA), which accumulates during an employee’s career and can be drawn down by the retiree to purchase coverage outside of the Company or for other health care costs. Retired employees with a RHRA also may choose to purchase coverage through the private retiree exchange.

For other eligible current and future retired employees, and current and future retired agents, the Company provides access to postretirement health care plans through a private retiree exchange. The Company’s cost is limited to the fixed annual subsidy provided to retirees through a Health Reimbursement Account each year that the retiree can use to purchase coverage on the exchange or for other health care costs.

Company-paid basic life insurance is provided to retirees who retired before 2010 and certain employees who retire after 2009 but were close to retirement in 2010. Supplemental life insurance is available to certain retirees on a retiree-pay-all basis.

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

d.	Benefit obligations

Accumulated and projected benefit obligations are the present value of pension benefits earned as of a December 31 measurement date (the Measurement Date) based on service and compensation as of that date.

Refer to Note 12f. “Amounts recognized in the Statutory Statements of Financial Position,” for details on the funded status of the plans. Accumulated and projected postretirement benefit obligations for other postretirement benefits are the present value of postretirement medical and life insurance benefits earned as of the Measurement Date projected for estimated salary increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. Select assumptions used in this calculation include expected future compensation levels, mortality and expected retirement age.

75

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2023	2022	2023	2022
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)
Accumulated benefit obligation	$2,634	$2,590	$313	$315

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2023	2022	2023	2022
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)
Projected benefit obligation, beginning of year	$2,590	$3,099	$315	$374
Service cost	86	97	7	10
Interest cost	125	86	15	11
Actuarial (gains) losses	21	44	(14)	(10)
Benefits paid	(222)	(180)	(14)	(14)
Change in discount rate	34	(565)	4	(56)
Change in actuarial assumptions	-	9	-	-
Projected benefit obligation, end of year	$2,634	$2,590	$313	$315

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of the Measurement Date. A spot yield curve is developed from this data that is used to determine the present value for the obligation. The projected plan cash flows are discounted to the Measurement Date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25-basis point change in the discount rate results in approximately a $59 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. Refer to Note 12h. “Assumptions” for details on the discount rate.

e.	Plan assets

The assets of the qualified pension plan are invested in a MassMutual group annuity contract and in the MassMutual Pension Plan Trust (Pension Trust). The group annuity contract includes a general investment account (GIA). As of December 31, 2023 and 2022, GIA assets managed by the Company were $229 million and $168 million, respectively. The Company was rated AA+ by Standards and Poor’s as of December 31, 2023..

The Company’s overall objective is to manage the assets in a liability framework where investments are selected that are expected to have similar changes in fair value as the related liabilities will have upon changes in interest rates. The company invests in a portfolio of both return-seeking and liability-hedging assets, to achieve long-term growth and to insulate the funded position from interest rate volatility.

76

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The target range allocations are based on two broad categories, return-seeking (generally equities and alternative investments) and liability-hedging (generally fixed income). The return-seeking allocation range is 46% to 54% and liability-hedging range is 46% to 54%. Of the return-seeking assets, the range is 35% to 55% global public equity and 45% to 65% alternatives. The pension plan assets invested in the GIA through the unallocated group annuity contract earn a fixed interest. These assets comprised approximately 9% of the plan assets as of December 31, 2023 and 7% as of December 31, 2022.

The following presents the change in plan assets:

	December 31,
	2023	2022	2023	2022
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)
Plan assets, beginning of year	$2,483	$3,053	$2	$2
Actual return on plan assets	230	(415)	-	-
Employer contributions	30	25	14	14
Benefits paid	(222)	(180)	(14)	(14)
Other	-	-	2	-
Plan assets, end of year	$2,521	$2,483	$4	$2

The GIA is designed to provide stable, long-term investment growth. Investments in the GIA are stated at contract value. Contract value is the amount participants would receive if they were to initiate certain transactions under the terms of the plan. It provides for a stated return on principal invested over a specified period and permits withdrawals at contract value for benefit payments, loans, or transfers.

Investments in the Pension Trust are stated at fair value. Noninterest bearing cash is stated at cost value.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 4. “Fair Value of financial instruments”.

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Cash, cash equivalents and short-term investments: Short-term investments are stated at cost, which is equal to fair value. Foreign currencies are stated at cost and adjusted for foreign currency gains and losses.

Government securities: Marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations furnished by a pricing service take into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and are therefore classified as Level 2.

Bonds: If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices of debt securities with similar characteristics. Valued using the closing price reported on the active market on which the individual securities are traded.

Mutual funds: Mutual funds are valued at the daily closing price as reported by the fund. Certain mutual funds held by the plan are registered with the SEC and are required to publish their daily NAV. These mutual funds held by the Plan are deemed to be actively traded and are therefore classified as Level 1. The remaining mutual funds do not publish their daily NAV and are therefore classified as Level 2.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Collective investment trusts: Valued using the NAV per unit. The net asset value per unit of the funds is calculated on each business day by dividing the total value of assets, less liabilities, by the number of units outstanding. Unit issuances and redemptions are based on the net asset value determined at the end of the current day and therefore is classified as NAV practical expedient.

Real estate investment trusts: Real estate investment trusts are valued using the plan’s pro-rata interest in the fund and does not have a lock-up period, a funding commitment, or a specific redemption period but are dependent upon the liquidation of underlying assets. Therefore, these investments are classified as NAV practical expedient.

Hedge funds: Hedge funds are based on the plan’s pro rata interest in the fund and have a 45-day redemption period and therefore classified as NAV practical expedient.

Limited partnerships – Private equity/venture capital: The plan utilizes the NAV practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments are accounted for at fair value as described in the partnership’s audited financial statements. These funds can be redeemed periodically with notice that generally ranges from 45 to 90 days. There are no lockups or funding commitments.

Limited partnerships – Real estate: The plan utilizes the NAV practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments of the partnership are accounted for at fair value as described in the partnership’s audited financial statements. These funds can be redeemed periodically with notice that generally ranges from 45 to 90 days. There are no lockups or funding commitments.

Limited partnerships – Hedge: The Plan utilizes the NAV practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments of the partnership are accounted for at fair value as described in the partnership’s audited financial statements. The hedge funds can be redeemed semi-annually with 95 days’ notice. There are no lockups or funding commitments.

Other investments: Investments included in this category include asset backed securities, mortgage backed securities, swaps, derivatives, futures and options. Closing prices are not available on the active market. Fair value is determined using models such as matrix pricing and therefore, these securities are classified as Level 2.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables set forth by level, within the fair value hierarchy, the plan’s assets at fair value as of December 31, 2023 and 2022.

	Fair Value as of December 31, 2023
				NAV
				Practical
	Level 1	Level 2	Level 3	Expedient	Total
	(In Millions)
Cash, cash equivalents, and short-term investments	$76	-	-	-	76
Government securities	-	486	-	-	486
Bonds	-	371	-	-	371
Mutual funds	471	-	-	-	471
Real estate investment trusts	-	-	-	54	54
Hedge funds	-	-	-	31	31
Limited partnerships
Private equity/venture capital	-	-	-	480	480
Real estate	-	-	-	120	120
Hedge	-	-	-	205	205
Other investments	-	12	-	-	12
Total	$547	$869	$-	$890	$2,306

Plan assets measured at contract value and non-interest bearing cash are excluded from the preceding table.

	Fair Value as of December 31, 2022
				NAV
				Practical
	Level 1	Level 2	Level 3	Expedient	Total
	(In Millions)
Cash, cash equivalents, and short-term investments	$5	$24	$-	$-	$29
Mutual funds	458	293	-	-	751
Collective investment trusts	-	63	-	-	63
Hedge funds	-	-	-	27	27
Limited partnerships
Private equity/venture capital	-	-	-	414	414
Real estate	-	-	-	135	135
Hedge	-	-	-	185	185
Debt Instruments:
Corporate and other bonds	-	331	-	-	331
Other:
Government securities	-	378	-	-	378
Other	-	2	-	-	2
Total pension trust assets	$463	$1,091	$-	$761	$2,315
Total General Investment Account	-	-	168	-	168
Total	$463	$1,091	$168	$761	$2,483
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, discount rate, demographics and mortality. The unrecognized net actuarial (gains) losses are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after recognition. These are amortized for pension and other postretirement benefits into net periodic benefit cost over the remaining service-years of active employees.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss and the nonadmitted prepaid pension asset.

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2023	2022	2023	2022
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)
Projected benefit obligation	$(2,634)	$(2,590)	$(313)	$(315)
Plan assets	2,521	2,483	4	2
Projected benefit obligation funded status	$(113)	$(107)	$(309)	$(313)

The qualified pension plan was overfunded by $312 million as of December 31, 2023 and $296 million as of December 31, 2022. The nonqualified pension plans are not funded and have total projected benefit obligations of $425 million as of December 31, 2023 and $403 million as of December 31, 2022.

The qualified pension plan nonadmitted pension plan asset was $653 million as of December 31, 2023 and $678 million as of December 31, 2022.

The Company intends to fund $56 million in 2024 to meet its expected current obligations under its qualified and nonqualified pension plans and other postretirement benefit plans.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and is included in general insurance expenses in the Statutory Statements of Operations. The net periodic cost recognized is as follows:

	Years Ended December 31,
	2023	2022	2021	2023	2022	2021
	Pension			Other Postretirement
	Benefits			Benefits
	(In Millions)
Service cost	$86	$97	$110	$7	$9	$10
Interest cost	125	86	77	15	10	9
Expected return on plan assets	(169)	(194)	(183)	-	-	-
Amortization of unrecognized (gains) and losses	27	9	39	(9)	(1)	-
Amortization of unrecognized prior service benefit	-	-	-	(5)	(6)	(6)
Total net periodic cost/(benefit)	$69	$(2)	$43	$8	$12	$13

The expected future pension and other postretirement benefit payments which reflect expected future service are as follows:

		Other
	Pension	Postretirement
	Benefits	Benefits
	(In Millions)
2024	$199	$19
2025	201	20
2026	206	20
2027	204	21
2028	209	21
2029-2033	1,055	109

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	Years Ended December 31,
	2023	2022	2021	2023	2022	2021
	Pension			Other Postretirement
	Benefits			Benefits
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	4.85%	5.00%	2.85%	4.85%	5.05%	2.80%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%
Interest Crediting rate	5.00%	5.00%	5.00%	4.85%	5.05%	2.80%
Net periodic benefit cost:
Discount rate	5.00%	2.85%	2.50%	5.05%	2.80%	2.45%
Expected long-term rate of return on plan assets	7.00%	6.50%	6.50%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%
Interest Crediting rate	5.00%	5.00%	5.00%	5.05%	2.80%	2.45%

The discount rate used to determine the benefit obligations as of year end is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each class of asset.

13.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

A summary of the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	December 31,
	2023	2022	2021
Weighted average grant date fair value:
PSARs granted during the year	$145.77	$243.40	$141.86
PRS granted during the year	145.67	238.54	153.38
Intrinsic value (in thousands):
PSARs options exercised	65,810	135,219	124,551
PRS liabilities paid	45,600	70,029	48,298
Fair value of shares vested during the year	64,779	136,945	246,047
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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A summary of PSARs and PRS shares is as follows:

	PSARs			PRS
		Weighted Average			Weighted Average
	Number		Remaining	Number		Remaining
	of		Contract	of		Contract
	Share Units	Price	Terms	Share Units	Price	Terms
	(In Thousands)		(In Years)	(In Thousands)		(In Years)
Outstanding as of
December 31, 2021	4,510	$130.23	4.1	1,070	$122.41	2.5
Granted	808	243.40		168	238.54
Exercised	(1,616)	119.34		(288)	98.47
Forfeited	(308)	155.09		(78)	137.13
Outstanding as of
December 31, 2022	3,394	160.09	4.0	872	151.41	2.4
Granted	2,762	145.77		1,002	145.67
Exercised	(1,329)	130.59		(252)	116.36
Forfeited	(788)	239.79		(37)	180.80
Outstanding as of
December 31, 2023	4,039	144.46	4.4	1,585	152.73	2.1
Exercisable as of
December 31, 2023	28	$139.51	3.9	9	$149.59	2.1

The PSARs compensation was an expense of $17 million for the year ended December 31, 2023 and an expense of $(34) million for the year ended December 31, 2022 and an expense of $253 million for the year ended December 31, 2021. The PSARs accrued compensation liability was $13 million as of December 31, 2023 and $99 million as of December 31, 2022.The unrecognized compensation expense related to nonvested PSARs awards was $20 million for the year ended December 31, 2023, $19 million for the year ended December 31, 2022 and $108 million for the year ended December 31, 2021. The weighted average period over which the expense is expected to be recognized is 4.4 years. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

The PRS compensation expense was $96 million for the year ended December 31, 2023 and $31 million for the year ended December 31, 2022 and $77 million for the year ended December 31, 2021. The PRS accrued compensation liability was $148 million for the year ended December 31, 2023 and $99 million for the year ended December 31, 2022. The unrecognized compensation expense related to nonvested PRS awards was $87 million as of December 31, 2023, $56 million as of December 31, 2022 and $77 million as of December 31, 2021 respectively. The weighted average period over which the expense is expected to be recognized is 2.1 years. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2023:

Issue	Face	Carrying	Interest	Maturity	Scheduled Interest
Date	Amount	Value	Rate	Date	Payment Dates
	($ In Millions)
03/01/1994	50	50	7.500%	03/01/2024	Mar 1 & Sept 1
05/12/2003	193	193	5.625%	05/15/2033	May 15 & Nov 15
06/01/2009	130	129	8.875%	06/01/2039	Jun 1 & Dec 1
01/17/2012	263	263	5.375%	12/01/2041	Jun 1 & Dec 1
04/15/2015	258	254	4.500%	04/15/2065	Apr 15 & Oct 15
03/23/2017	475	471	4.900%	04/01/2077	Apr 1 & Oct 1
10/11/2019	838	597	3.729%	10/15/2070	Apr 15 & Oct 15
04/16/2020	700	697	3.375%	04/15/2050	Apr 15 & Oct 15
06/26/2020	600	820	5.077%	02/15/2069	Feb 15 & Aug 15
03/01/2021	200	232	5.077%	02/15/2069	Feb 15 & Aug 15
11/18/2021	675	670	3.200%	12/01/2061	Jun 1 & Dec 1
12/01/2022	500	500	5.672%	12/01/2052	Jun 1 & Dec 1
Total	$4,882	$4,876

All payments of interest and principal are subject to the prior approval of the Division. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2023, the unapproved interest was $44 million. Through December 31, 2023, the Company paid cumulative interest of $2,609 million on surplus notes. Interest of $231 million was approved and paid during the year ended December 31, 2023.

The anticipated sinking fund payments that are due for the notes issued in 1994 are $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009, 2012, 2015, 2017, 2019, 2020, 2021 or 2022.

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

84

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2023, 2022 and 2021. Accordingly, the Company has excluded these non-cash activities from the Statutory Statements of Cash Flows for the years ended December 31, 2023, 2022 and 2021.

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Bond conversions and refinancing	$1,460	$1,177	$729
Transfer of partnerships and limited liability companies to partnerships and limited liability companies	277	620	-
Change in market value of corporate owned life insurance asset	217	(46)	272
Stock conversions	202	13	107
Transfer of mortgage loans to bonds	132	-	-
Bonds transferred to partnerships and limited liability companies	122	441	-
Transfer of partnerships and limited liability companies to bonds	100	187	-
Transfer of mortgage loans to short-term investments	60	-	-
Transfer of stocks to partnerships and limited liability companies	38	-	-
Net investment income payment in-kind bonds	14	12	16
Accrued discount on mortgage loans	10	-	-
Transfer of partnerships and limited liability companies to stocks	3	-	-
Transfer of bonds to mortgage loans	-	626	-
Transfer of partnerships and limited liability companies to common stocks - subsidiaries and affiliates	-	227	-
Transfer of common stocks unaffiliated to common stocks - subsidiaries and affiliates	-	97	-
Transfer of mortgage loans to partnerships and limited liability companies	-	40	11
Deferred gain on real estate	-	16	-
Premium income recognized for group annuity contracts	-	-	1,237
Bonds received as consideration for group annuity contracts	-	-	(1,231)
Premium ceded in exchange for invested assets	-	-	(514)
Bonds transferred in exchange for premium	-	-	511
Surplus notes issued in exchange for bonds	-	-	233
Bonds received as consideration for surplus notes	-	-	(233)
Transfer of bonds to cash equivalent	-	-	150
Exchange of mortgage loans for other assets	-	-	18
Transfer of stocks to partnerships	-	-	4
Preferred stock transferred in exchange for premium ceded	-	-	3
Common stock received as consideration for group annuity contracts	-	-	(6)
85

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Business risks, commitments and contingencies
a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk. The combined impact of these risks could have a material, adverse effect on the Company’s financial statements or result in operating losses in future periods. The Company employs the use of reinsurance, portfolio diversification, asset/liability management processes and other risk management techniques to mitigate the impact of these risks.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. For participating whole life products, the Company’s dividends to policyholders primarily reflect the difference between actual investment, mortality, expense and persistency experience and the experience embedded in the whole life premiums and guaranteed elements. The Company also reinsures certain life insurance and other long-term care insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar denominated investments and medium-term notes along with its indirect international operations. The Company mitigates a portion of its currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDO. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDO and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDO may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that such fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

The long-term impact of the COVID-19 pandemic is dependent on numerous factors including, but not limited to, the length and severity of the pandemic, the efficacy and rate of vaccine adoption and therapeutics, the responses to the pandemic taken by governments and private sector businesses, and the impacts on MassMutual’s policyholders, employees and counterparties. At its height, the pandemic led to significant economic disruption, including significant volatility in the U.S. and international markets, which had an adverse effect on MassMutual’s business. The extent to which the COVID-19 pandemic continues to impact MassMutual’s business will depend on future developments which are highly uncertain, including the emergence of future variants of COVID-19 and the efficacy of vaccines in the broader population (including with respect to future variants).

Political Uncertainties

Political events, domestically or internationally, may directly or indirectly trigger or exacerbate risks related to product offerings, profitability, or any of the risk factors described above. Whether those underlying risk factors are driven by geopolitics or not, the Company’s dynamic approach to managing risks enables management to identify risks, internally and externally, develop mitigation plans, and respond to risks in an attempt to proactively reduce the potential impact of each underlying risk factor on the Company.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as Barings. Total rental expense on net operating leases, recorded in general insurance expenses, was $93 million for the year ended December 31, 2023 and $91 million for the year ended December 31, 2022. Net operating leases are net of sublease receipts of $5 million for the year ended December 31, 2023 and $3 million for the year ended December 31, 2022.

For the years ended December 31, 2023 and December 31, 2022, the company has not entered into any sale-leaseback transactions with any unrelated parties.

Future minimum commitments for all lease obligations as of December 31, 2023 were as follows:

		Affiliated	Nonaffiliated
	Gross	Subleases	Subleases	Net
	(In Millions)
2024	$85	$2	$4	$79
2025	73	2	4	67
2026	58	2	4	52
2027	52	2	2	48
2028	48	1	2	45
Thereafter	304	-	7	297
Total	$620	$9	$23	$588
88

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

b.	Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss offset by related insurance recoveries or other contributions, if any. An accrual may be subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters is inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

e.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2023, the Company had approximately $800 million of these unsecured funding commitments to its subsidiaries and $261 million as of December 31, 2022. The unsecured commitments are included in private placements in the table below. As of December 31, 2023 and 2022, the Company had not funded, nor had an outstanding balance due on, these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. The Company had outstanding letter of credit arrangements of approximately $77 million as of December 31, 2023 and approximately $77 million as of December 31, 2022. As of December 31, 2023 and 2022, the Company did not have any funding requests attributable to these letter of credit arrangements.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2023, the Company had the following outstanding commitments:

	2024	2025	2026	2027	2028	Thereafter	Total
	(In Millions)
Private placements	$3,803	$1,770	$2,620	$1,236	$373	$727	$10,529
Mortgage loans	402	361	588	63	80	77	1,571
Partnerships and LLC	1,703	1,055	951	961	336	1,226	6,232
LIHTCs (including equity contributions)	-	-	-	-	1	42	43
Total	$5,908	$3,186	$4,159	$2,260	$790	$2,072	$18,375

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2023 and 2022, the Company had no outstanding obligations attributable to these commitments.

f.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2023 and 2022, the Company had no outstanding obligations to any obligor attributable to these guarantees.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2023.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for its wholly-owned subsidiary Barings, if the subsidiary is unable to pay.	-	The liabilities for these plans of $564 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life and MML Bay State Life).	-	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates.	-	The future maximum potential obligations are immaterial to the Company.

Real Estate Development Guarantee	The construction lender for an office building in London, UK required a cost overrun guarantee equivalent to 8% of the total budgeted cost (£6 million). The Company will only be responsible for its pro rata share of any cost overruns with a maximum additional commitment of approximately £3 million.	-	£9 million
Secure Capital for Variable Annuity Separate Accounts	The Company guarantees the capital contributions required to be made by a variable annuity separate account contract holder in the event the contract holder fails to payoff a subscription line utilized to deploy capital for the separate account.	-	$135 million with the right to increase the line to $175 million.
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Related party transactions

MassMutual has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where MassMutual, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services.

MassMutual has agreements with its subsidiaries and affiliates, including Insurance Road LLC, Copper Hill LLC, MML Investment Advisers LLC, The MassMutual Trust Company, FSB, MassMutual International LLC and Baring International Investment Limited, where MassMutual receives revenue for certain recordkeeping and other services that MassMutual provides to customers who select, as investment options, mutual funds managed by these affiliates.

MassMutual has agreements with its subsidiaries, Barings, MML Investment Advisers LLC and MassMutual Intellectual Property LLC, which provide investment advisory services and licensing agreements to MassMutual.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Fee income:
Management and service contracts and cost-sharing arrangements	$425	$366	$364
Investment advisory income	16	18	23
Recordkeeping and other services	11	16	20
Fee expense:
Investment advisory services	221	236	240
Royalty and licensing fees	84	71	58

The Company reported amounts due from subsidiaries and affiliates of $132 million as of December 31, 2023 and $103 million as of December 31, 2022. The Company reported amounts due to subsidiaries and affiliates of $39 million as of December 31, 2023 and $33 million as of December 31, 2022. Terms generally require settlement of these amounts within 30 to 90 days.

The Company held debt issued by MMHLLC that amounted to $2,144 million as of December 31, 2023 and $2,315 million as of December 31, 2022. The Company recorded interest income on MMHLLC debt of $125 million in 2023 and $94 million in 2022. The notes maturing as of June 2022 were refinanced at 5.00% for $257 million. The notes maturing as of December 15, 2023 were refinanced at 5.75% for $380 million. A new note was issued on December 22, 2023 with a maturity date of December 22, 2030 at 5.90% for $375 million.

As of December 31, 2023, MMIH and C.M. Life, together, provided financing of $5,500 million, $5,253 million and $247 million respectively, for MMAF that can be used to finance ongoing asset purchases. MMIH provided financing of $5,253 million as of December 31, 2023 and $5,253 million as of December 31, 2022. During 2022, MMAF borrowed $2,244 million and repaid $1,123 million under the credit facility. During 2023, MMAF borrowed $2,271 million and repaid $2,203 million under the credit facility. Outstanding borrowings under the facility were $4,824 million as of December 31, 2023 and $3,703 million as of December 31, 2022. Interest for these borrowings was $131 million for the year ended December 31, 2023 and $86 million for the year ended December 31, 2022. The floating rate borrowings bear interest at a spread over the 30 day LIBOR. The fixed rate borrowings bear an interest at a spread over average life Treasuries.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Together, MassMutual and C.M. Life, provide a credit facility to Jefferies Finance, LLC whereby Jefferies Finance, LLC (Jefferies) borrows cash through short-term approved financings to fund the purchase of loans for securitization. During 2023, Jefferies borrowed $79 million and repaid $79 million under the credit facility. During 2022, Jefferies borrowed $225 million and repaid $225 million under the credit facility. As of December 31, 2023, there were no outstanding borrowings under this facility. All outstanding interest due under the facility, as of December 31, 2023, had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In 2023, MassMutual made capital contributions of $13 million to HavenTech Asia.

In 2023, MassMutual made capital contributions of $116 million to ITPS Holdings LLC.

In 2023, MassMutual made capital contributions of $88 million to MassMutual Mortgage Lending LLC, $50 million to MMIH Bond Holdings LLC, and $13 million to MML CM LLC.

In 2023, MassMutual purchased $531 million of private placement corporate assets from C.M. Life.

In 2022, Insurance Road LLC paid $90 million in dividends and a $123 million return of capital to MassMutual.

In 2022, MassMutual made capital contributions of $17 million to MassMutual International LLC.

In 2022, MassMutual made capital contributions of $35 million to ITPS Holding LLC.

In 2022, MassMutual transferred its ownership in Martello Re to MMHLLC of ($58) million.

In 2022, MassMutual transferred its ownership of partnerships and LLCs to MMHLLC of $194 million.

In 2022, MassMutual made contributions to DPI Acres Capital for $154 million.

In 2022, MassMutual made contributions of $27 million to downstream subsidiaries.

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, Modco and yearly renewable term agreements on life insurance and annuity products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

Effective December 31, 2020, MassMutual provides C.M. Life a stop-loss coverage to transfer a specific interest rate risk. All Odyssey fixed-deferred annuity contracts issued by C.M. Life are covered under this agreement. C.M. Life pays an annual premium to MassMutual. If the coverage is triggered, there will be a settlement at year end from MassMutual to C.M. Life. The maximum total liability of MassMutual under the agreement is $200 million over seven years.

As of December 31, 2023, the net reinsurance amounts due to C.M. Life and MML Bay State were $29 million and as of December 31, 2022, the net reinsurance amounts due to C.M. Life and MML Bay State were $53 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the reinsurance transactions for these reinsurance agreements:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Premium assumed	$43	$44	$49
Modco adjustments, included in fees and other income	24	12	11
Expense allowance on reinsurance assumed, included in commissions	(13)	(13)	(13)
Policyholders’ benefits	(108)	(88)	(144)
Experience refunds (paid) received	1	(1)	-
Accrual for stop-loss agreement	-	(18)	-

The Company currently has one longevity swap reinsurance agreement with Rothesay Life Plc on certain inforce annuity products. Under this agreement, the Company is the reinsurer and Rothesay Life Plc is the cedent.

The following table summarizes the related party transactions between the Company and Rothesay Life Plc:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Premium assumed	$(248)	$(203)	$(165)
Policyholders’ benefits	235	192	157

For further information on common stocks - subsidiaries and affiliates, refer to Note 5c. “Common stocks - subsidiaries and affiliates.”

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 16e. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 16f. “Guarantees” for information on the guarantees.

18.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2023 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of MassMutual

C.M. Life

Berkshire Way LLC

MML Special Situations Investor LLC

Timberland Forest Holding LLC – 37% (remaining 63% owned by MassMutual Trad Private Equity LLC)

MSP – SC, LLC

Insurance Road LLC

MM Copper Hill Road LLC

Jefferies Finance LLC– 50% (remaining 50% owned by Jefferies Group, Inc.)

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

Pioneers Gate LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual Mortgage Lending LLC

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MM Private Equity Intercontinental LLC

MassMutual Holding LLC

MassMutual Investment Holding, LLC

MassMutual International, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

EM Opportunities LLC

MassMutual MCAM Insurance Company, Inc.

CML Global Capabilities

MM Global Capabilities I LLC

MM Global Capabilities II LLC

MM Global Capabilities III LLC

MML CM LLC

Glidepath Holdings Inc

ITPS Holding LLC

MM/Barings Mutifamily TEBS 2020 LLC

MM Direct Private Investments Holding LLC

MassMutual Ventures Europe/APAC I GP, LLC

MassMutual Ventures US IV, GP, LLC

DPI-ACRES Capital LLC

Amherst Long Term Holdings, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of Timberland Forest Holding LLC

Lyme Adirondack Forest Company, LLC

Subsidiaries of Insurance Road LLC

MassMutual Trad Private Equity LLC

MassMutual Intellectual Property LLC

Trad Investments LLC

MML Investment Advisers, LLC

(No Subsidiaries)

Pioneers Gate LLC

(No subsidiaries)

Subsidiaries of MassMutual Holding LLC

Fern Street LLC

Low Carbon Energy Holding

Haven Life Insurance Agency, LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MassMutual Ventures Holding LLC

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Rothesay Holdco US LLC

MML Investors Services, LLC

LifeScore Labs, LLC

Sleeper Street LLC

MM Asset Management Holding LLC

MM Catalyst Fund LLC

Aland Royalty Holdings LP

GASL Holdings LLC

Barings Asset-Based Income Fund (US) LP

Babson Capital Global Special Situation Credit Fund 2

Barings Global Real Assets Fund LP

Barings Global Special Situations Credit Fund 3

Barings North American Private Loan Fund LP

Marco Hotel LLC

HB Naples Golf Owner LLC

RB Apartments LLC

Subsidiaries of MassMutual International LLC

MassMutual Solutions LLC

Yunfeng Financial Group Limited

MassMutual Asia Limited (SPV)

Subsidiaries of CML CM LLC

Blueprint Income LLC

Flourish Digital Assets LLC

Flourish Financial LLC

Flourish Holding Company LLC

Flourish Technologies LLC

Subsidiaries of Glidepath Holdings Inc

Great American Life Insurance Company

AAG Insurance Agency, LLC

Annuity Investor Life Insurance Company

Great American Advisors, LLC

Manhattan National Holding Corporation

Subsidiaries of MassMutual Ventures Holding LLC

MassMutual Ventures US I LLC

MassMutual Ventures US II LLC

MassMutual Ventures US III LLC

MassMutual Ventures US IV LLC

MassMutual Ventures UK LLC

MassMutual Ventures Southeast Asia I LLC

MassMutual Ventures Southeast Asia II LLC

MassMutual Ventures Management LLC

MassMutual Ventures SEA Management Private Limited (an indirect subsidiary of Subsidiary of MassMutual Ventures Holding LLC)

Athens Fund Management LLC

Open Alternatives LLC

MML Investors Services, LLC

MMLISI Financial Alliances, LLC

MML Insurance agency, LLC

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of Barings LLC (a subsidiary of MM Asset Management Holding LLC)

Barings Finance LLC

Barings Securities LLC

Barings Guernsey Limited

Barings Real Estate Acquisitions LLC

Barings Asset Management (Asia) Holdings Limited

Barings Multifamily Capital Holdings LLC

Barings Australia Real Estate Holdings Pty Ltd

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of MassMutual Baring Holding LLC)

Baring International Investment Limited

Baring International Investment Management Holdings Limited

Baring Fund Managers Limited

Baring Investment Services Limited

Barings Global Advisers Limited

Barings European Core Property Fund GP Sàrl

Barings BME GP Sàrl

Barings Core Fund Feeder I GP S.à.r.l.

Barings Investment Fund (LUX) GP S.à r.l

Barings GPC GP S.à.r.l

Barings Umbrella Fund (LUX) GP S.à.r.l

GPLF4(S) GP S.à r. l

PREIF Holdings Limited Partnership

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

Subsidiaries of MassMutual Investment Holding

MML Management Corporation

MassMutual Asset Finance LLC

MMIH Bond Holdings LLC

Subsidiaries of MML Management Corporation

MassMutual Holding MSC, Inc.

MassMutual International Holding MSC, Inc.

Subsidiaries of MassMutual Asset Finance LLC

MMAF Equipment Finance LLC 2014-A

MMAF Equipment Finance LLC 2017-A

MMAF Equipment Finance LLC 2017-B

MMAF Equipment Finance LLC 2018-A

MMAF Equipment Finance LLC 2019-A

MMAF Equipment Finance LLC 2019-B

MMAF Equipment Finance LLC 2020–A

MMAF Equipment Finance LLC 2020–B

MMAF Equipment Finance LLC 2021-A

MMAF Equipment Finance LLC 2022-A

MMAF Equipment Finance LLC 2022-B

Rozier LLC

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding filings of Subsidiaries and Controlled Affiliates

The following presents certain information regarding the Company’s valuation filings for controlled affiliates of the Company:

		As of December 31, 2023
	CUSIP	Gross Value	Non-admitted	Admitted	Latest Filing	2022 Approved Valuation	Filing Code	Valuation Method Disallowed?
	($ in Millions)
MassMutual Holding LLC	57543#-11-8	$17,592	$-	$17,592	8/30/2023	$17,227	Sub-2	No
The MassMutual Trust Co, FSB	57631@-10-5	25	-	25	6/30/2023	25	Sub-2	No
MM Investment Holding	G5695@10-8	687	-	687	7/12/2023	659	Sub-2	No
MM Investment Holding	G5695@11-6	1,162	-	1,162	7/12/2023	1,071	Sub-2	No
Glidepath Holdings Inc	37930@-10-5	3,643	-	3,643	11/11/2022	3,475	Sub-2	No
Aggregate Total		$23,109	$-	$23,109		$22,457
19.	Subsequent events

Management of the Company has evaluated subsequent events through February 27, 2024, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the financial statements, except for:

On January 17, 2024, MassMutual issued a $650 million funding agreement with a 4.85% fixed rate and a 5-year maturity.

On January 29, 2024, MassMutual issued a $300 million funding agreement with a floating rate based on the Secured Overnight Financing Rate and a 3-year maturity.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

20.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2023	$53,672,524	$-	$53,672,524	$51,118,891	$(2,553,633)	$51,118,891	$42,903,097
September 30, 2023	24,928,010	-	24,928,010	24,065,666	(862,344)	24,065,666	21,743,474
June 30, 2023	16,432,523	-	16,432,523	15,955,963	(476,560)	15,955,963	15,431,923
March 31, 2023	56,797,193	-	56,797,193	45,999,577	(10,797,616)	45,999,577	39,477,567
December 31, 2022	47,152,655	-	47,152,655	42,630,344	(4,522,311)	42,630,344	35,962,545
September 30, 2022	23,315,048	-	23,315,048	22,016,070	(1,298,978)	22,016,070	19,284,696
June 30, 2022	17,306,639	-	17,306,639	15,826,391	(1,480,248)	15,826,391	13,534,918
March 31, 2022	30,135,997	-	30,135,997	23,857,778	(6,278,218)	23,857,778	23,674,371
December 31, 2021	6,658,614	-	6,658,615	6,490,508	(168,107)	6,490,508	6,369,198
September 30, 2021	4,061,382	-	4,061,382	3,955,723	(105,659)	3,955,723	3,595,213
June 30, 2021	11,352,643	-	11,352,642	10,386,581	(966,063)	10,386,581	11,323,900
March 31, 2021	11,247,256	-	11,247,257	5,074,493	(6,172,764)	5,074,493	5,237,174
December 31, 2020	16,071,907	-	16,071,907	14,674,300	(1,397,607)	14,674,300	15,473,517
September 30, 2020	21,375,383	-	21,375,383	19,160,250	(2,215,134)	19,160,250	18,862,027
June 30, 2020	10,180,123	-	10,180,123	8,992,610	(1,187,513)	8,992,610	9,249,851
March 31, 2020	24,799,788	-	24,799,788	20,197,344	(4,602,443)	20,197,344	24,683,947
December 31, 2019	3,992,400	-	3,992,400	3,539,281	(453,119)	3,539,281	3,439,138
September 30, 2019	16,909,029	-	16,909,029	15,191,932	(1,717,097)	15,191,932	14,639,756
June 30, 2019	6,980,030	-	6,980,030	6,187,029	(793,001)	6,187,029	7,133,620
March 31, 2019	7,791,000	-	7,791,000	7,634,637	(156,363)	7,634,637	7,683,021
December 31, 2018	4,550,173	-	4,550,173	3,815,559	(734,614)	3,815,559	4,014,514
September 30, 2018	4,320,826	-	4,320,826	3,663,181	(657,645)	3,663,181	3,687,297
June 30, 2018	634,235	-	634,235	279,221	(355,014)	279,221	386,752
March 31, 2018	645,690	-	645,690	488,181	(157,509)	488,181	448,494
December 31, 2017	3,949,513	-	3,949,513	1,958,759	(1,990,754)	1,958,759	2,023,952
September 30, 2017	4,436,542	-	4,436,542	876,942	(3,559,600)	876,942	4,647,683
June 30, 2017	40,538,551	-	40,538,551	39,808,956	(729,595)	39,808,956	60,990,732
March 31, 2017	41,788,380	-	41,788,380	41,391,889	(396,491)	41,391,889	56,156,936
December 31, 2016	42,175,938	-	42,175,938	42,045,721	(130,217)	42,045,721	54,619,477
September 30, 2016	44,266,478	-	44,266,478	41,890,535	(2,375,942)	41,890,535	61,300,066
June 30, 2016	49,097,217	-	49,097,217	48,202,703	(894,514)	48,202,703	63,207,410
March 31, 2016	57,985,071	-	57,985,071	55,783,979	(2,201,092)	55,783,979	70,578,397
December 31, 2015	4,881,394	-	4,881,394	4,783,194	(98,200)	4,783,194	4,728,736
September 30, 2015	50,531,382	-	50,531,382	45,665,859	(4,865,524)	45,665,859	58,523,652
June 30, 2015	66,924,927	-	66,924,927	65,240,585	(1,684,341)	65,240,585	72,953,475
March 31, 2015	17,856,447	-	17,856,447	17,681,510	(174,937)	17,681,510	17,553,999
December 31, 2014	69,225,743	-	69,225,743	68,301,291	(924,452)	68,301,291	79,410,553
September 30, 2014	645,721	-	645,721	604,437	(41,284)	604,437	627,381
June 30, 2014	57,012,606	-	57,012,606	55,422,168	(1,590,438)	55,422,168	75,253,388
March 31, 2014	91,702,041	-	91,702,041	80,744,074	(10,957,967)	80,744,074	97,672,071
December 31, 2013	113,707,951	-	113,707,951	108,815,640	(4,892,311)	108,815,640	111,783,052
September 30, 2013	81,945,730	-	81,945,730	80,589,482	(1,356,248)	80,589,482	77,049,314
June 30, 2013	147,215,936	-	147,215,936	142,140,572	(5,075,365)	142,140,572	130,973,023
March 31, 2013	194,772,025	-	194,772,025	188,372,089	(6,399,936)	188,372,089	176,678,910
December 31, 2012	378,096,660	-	378,096,660	366,323,110	(11,773,550)	366,323,110	333,086,073
September 30, 2012	816,573,456	-	816,573,456	788,350,823	(28,222,633)	788,350,823	697,683,289
June 30, 2012	912,025,937	-	912,025,937	890,494,221	(21,531,716)	890,494,221	708,872,106
March 31, 2012	1,095,018,529	-	1,095,018,529	1,058,132,041	(36,886,488)	1,058,132,041	841,095,013
December 31, 2011	1,090,904,993	-	1,090,904,993	1,056,761,288	(34,143,705)	1,056,761,288	754,310,838
September 30, 2011	762,320,632	-	762,320,632	738,510,048	(23,810,584)	738,510,048	546,494,232
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

June 30, 2011	1,130,732,656	-	1,130,732,656	1,078,535,670	(52,196,986)	1,078,535,670	839,143,290
March 31, 2011	1,097,705,351	-	1,097,705,351	1,068,852,204	(28,853,147)	1,068,852,204	816,688,348
December 31, 2010	968,742,508	-	968,742,508	950,111,417	(18,631,091)	950,111,417	708,895,637
September 30, 2010	915,728,030	-	915,728,030	889,896,058	(25,831,972)	889,896,058	673,462,493
June 30, 2010	1,362,887,892	-	1,362,887,892	1,335,628,212	(27,259,681)	1,335,628,212	975,241,506
March 31, 2010	1,471,905,696	-	1,471,905,696	1,391,337,543	(80,568,153)	1,391,337,543	1,015,645,802
December 31, 2009	1,349,124,214	-	1,349,124,214	1,290,817,168	(58,307,047)	1,290,817,168	852,088,739
September 30, 2009	2,953,442,689	(106,853,708)	2,846,588,981	2,700,948,264	(145,640,717)	2,700,948,264	1,692,409,640
Totals		$(106,853,708)			$(694,106,238)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2023:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104RV5	$2,347,899	$-	$2,347,899	$2,282,725	$(65,174)	$2,282,725	$1,302,564
040104TF8	54,340	-	54,340	52,649	(1,691)	52,649	32,844
040104TG6	691,003	-	691,003	659,349	(31,654)	659,349	425,196
04012XAC9	181,150	-	181,150	170,182	(10,968)	170,182	110,338
12479DAC2	1,630,508	-	1,630,508	1,585,965	(44,543)	1,585,965	1,297,291
1248MGAJ3	58,623	-	58,623	57,506	(1,117)	57,506	34,138
17311YAC7	1,187,982	-	1,187,982	1,153,900	(34,082)	1,153,900	1,128,264
30247DAD3	1,217,263	-	1,217,263	1,201,793	(15,470)	1,201,793	492,353
35729RAE6	3,593,051	-	3,593,051	3,420,695	(172,356)	3,420,695	3,107,574
40431KAE0	1,990,110	-	1,990,110	1,933,246	(56,864)	1,933,246	2,021,305
45071KDD3	564,498	-	564,498	527,624	(36,874)	527,624	361,094
46629NAC7	44,849	-	44,849	43,647	(1,202)	43,647	26,205
46630KAA4	125,971	-	125,971	124,577	(1,394)	124,577	143,209
61749BAB9	80,209	-	80,209	75,699	(4,510)	75,699	62,492
61750FAE0	545,703	-	545,703	520,383	(25,320)	520,383	363,586
617526AE8	486,709	-	486,709	455,151	(31,558)	455,151	187,873
86359DXD4	453,194	-	453,194	443,928	(9,266)	443,928	154,120
073882AC6	71,557	-	71,557	48,705	(22,852)	48,705	70,671
12668ABP9	129,890	-	129,890	116,635	(13,255)	116,635	133,533
22943HAD8	3,271,684	-	3,271,684	3,247,368	(24,316)	3,247,368	1,868,818
251513AQ0	40,724	-	40,724	38,804	(1,920)	38,804	36,075
45254TRX4	72,218	-	72,218	71,387	(831)	71,387	56,387
45254TSM7	548,532	-	548,532	528,758	(19,774)	528,758	461,568
45660LAU3	56,496	-	56,496	52,294	(4,202)	52,294	56,783
45660LYW3	859,170	-	859,170	822,796	(36,374)	822,796	663,220
466247XE8	664,779	-	664,779	659,135	(5,644)	659,135	476,466
59020UW43	62,573	-	62,573	53,844	(8,729)	53,844	62,448
61915RBZ8	278,208	-	278,208	277,681	(527)	277,681	147,160
761118FM5	1,510,955	-	1,510,955	1,466,742	(44,213)	1,466,742	1,474,675
761118RJ9	128,234	-	128,234	127,627	(607)	127,627	62,725
85554NAG5	74,686	-	74,686	64,953	(9,733)	64,953	71,686
86358HHX0	174,701	-	174,701	164,900	(9,801)	164,900	128,481
86359BLQ2	695,503	-	695,503	655,372	(40,131)	655,372	471,720
92978EAA2	143,827	-	143,827	140,068	(3,759)	140,068	69,546
41161PTP8	222,917	-	222,917	220,268	(2,649)	220,268	158,889
41161PWB5	610,727	-	610,727	606,127	(4,600)	606,127	558,552
45660N5H4	1,863,029	-	1,863,029	1,822,939	(40,090)	1,822,939	1,020,735
45660NT88	20,836	-	20,836	20,337	(499)	20,337	12,881
576433H33	1,161,358	-	1,161,358	989,170	(172,188)	989,170	735,308
61915RBB1	2,021,487	-	2,021,487	2,020,812	(675)	2,020,812	1,337,686
86360UAF3	1,108,924	-	1,108,924	1,088,747	(20,177)	1,088,747	706,779
05949CCB0	31,358	-	31,358	30,629	(729)	30,629	32,023
100

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17309FAE8	54,306	-	54,306	54,227	(79)	54,227	72,467
362341VU0	1,364,188	-	1,364,188	1,354,304	(9,884)	1,354,304	1,273,386
36298XAA0	5,896,550	-	5,896,550	5,835,572	(60,978)	5,835,572	4,308,340
576433NH5	314,175	-	314,175	303,311	(10,864)	303,311	189,068
57645LAA2	10,260,489	-	10,260,489	9,150,641	(1,109,848)	9,150,641	11,015,616
86359DMC8	4,340,486	-	4,340,486	4,016,353	(324,133)	4,016,353	3,563,716
86359DME4	364,895	-	364,895	359,366	(5,529)	359,366	355,243
Totals	$53,672,524	$-	$53,672,524	$51,118,891	$(2,553,633)	$51,118,891	$42,903,097

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2023:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$1,782,860	$-	$1,782,860	$1,774,615	$(8,245)	$1,774,615	$1,615,108
1248MGAJ3	42,122	-	42,122	40,755	(1,367)	40,755	34,109
17311YAC7	1,214,183	-	1,214,183	1,173,580	(40,603)	1,173,580	1,158,277
30247DAD3	544,986	-	544,986	530,143	(14,843)	530,143	485,430
40431KAE0	2,020,232	-	2,020,232	1,964,115	(56,117)	1,964,115	1,941,678
46629NAC7	33,121	-	33,121	32,454	(667)	32,454	26,826
46630KAA4	152,848	-	152,848	149,286	(3,562)	149,286	140,157
57643LMP8	664,369	-	664,369	615,398	(48,971)	615,398	616,435
590212AB2	33,970	-	33,970	29,921	(4,049)	29,921	33,420
86359DXD4	169,272	-	169,272	159,443	(9,829)	159,443	163,801
86363HAB8	33,650	-	33,650	32,774	(876)	32,774	29,320
93934XAB9	123,880	-	123,880	115,382	(8,498)	115,382	121,783
05535DAN4	674,819	-	674,819	518,140	(156,679)	518,140	538,849
12667FYS8	83,749	-	83,749	70,404	(13,345)	70,404	83,180
12667GKG7	44,892	-	44,892	43,316	(1,576)	43,316	45,430
22943HAD8	3,333,227	-	3,333,227	3,209,290	(123,937)	3,209,290	1,862,665
32053LAA0	18,494	-	18,494	18,440	(54)	18,440	17,268
43739EAP2	1,209,064	-	1,209,064	1,182,999	(26,065)	1,182,999	1,133,684
45254TSM7	541,921	-	541,921	538,498	(3,423)	538,498	461,187
45660LYW3	775,781	-	775,781	720,142	(55,639)	720,142	694,930
466247XE8	565,725	-	565,725	560,689	(5,036)	560,689	492,033
61749LAN1	101,590	-	101,590	90,612	(10,978)	90,612	106,962
61915RBZ8	164,901	-	164,901	163,993	(908)	163,993	148,770
65535VRK6	471,315	-	471,315	442,770	(28,545)	442,770	467,415
761118RJ9	89,235	-	89,235	81,669	(7,566)	81,669	67,865
86358HHX0	168,641	-	168,641	166,229	(2,412)	166,229	118,809
86359A6A6	484,213	-	484,213	466,106	(18,107)	466,106	432,201
92978EAA2	80,092	-	80,092	77,179	(2,913)	77,179	72,870
126694YM4	579,079	-	579,079	572,556	(6,523)	572,556	496,668
41161PTP8	204,192	-	204,192	176,002	(28,190)	176,002	158,045
41161PWB5	670,938	-	670,938	662,621	(8,317)	662,621	557,761
61915RBB1	1,481,939	-	1,481,939	1,476,700	(5,239)	1,476,700	1,345,239
17309FAE8	73,197	-	73,197	54,698	(18,499)	54,698	75,336
362341VU0	1,378,634	-	1,378,634	1,378,467	(167)	1,378,467	1,232,954
36298XAA0	4,569,319	-	4,569,319	4,451,723	(117,596)	4,451,723	4,338,427
576433NH5	347,560	-	347,560	324,557	(23,003)	324,557	428,582
Totals	$24,928,010	$-	$24,928,010	$24,065,666	$(862,344)	$24,065,666	$21,743,474
101

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2023:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00442FAB8	$50,571	$-	$50,571	$38,681	$(11,890)	$38,681	$8,265
040104RV5	1,421,615	-	1,421,615	1,379,721	(41,894)	1,379,721	1,316,932
1248MGAJ3	42,545	-	42,545	42,165	(380)	42,165	34,889
17311YAC7	1,241,873	-	1,241,873	1,206,602	(35,271)	1,206,602	1,232,111
40431KAE0	2,053,478	-	2,053,478	2,006,843	(46,635)	2,006,843	2,030,117
45071KDD3	360,529	-	360,529	358,225	(2,304)	358,225	357,570
61750FAE0	396,971	-	396,971	394,270	(2,701)	394,270	358,577
84752CAE7	555,369	-	555,369	510,004	(45,365)	510,004	679,671
86359DXD4	182,513	-	182,513	169,184	(13,329)	169,184	170,546
92926SAB2	385	-	385	380	(5)	380	379
12667FYL3	212,185	-	212,185	199,941	(12,244)	199,941	201,624
12669FKR3	40,116	-	40,116	37,606	(2,510)	37,606	37,952
18974BAA7	131,289	-	131,289	130,311	(978)	130,311	133,783
18974BAN9	67,323	-	67,323	64,834	(2,489)	64,834	69,970
22540VG71	35,173	-	35,173	35,094	(79)	35,094	35,963
23321P6A1	1,405,020	-	1,405,020	1,371,044	(33,976)	1,371,044	1,329,368
32053LAA0	18,926	-	18,926	18,853	(73)	18,853	18,262
45660LAU3	69,258	-	69,258	65,015	(4,243)	65,015	67,725
466247XE8	578,949	-	578,949	575,151	(3,798)	575,151	499,997
525221AJ6	502,913	-	502,913	502,636	(277)	502,636	524,046
61915RBZ8	173,679	-	173,679	173,638	(41)	173,638	155,279
86358HHX0	176,678	-	176,678	173,936	(2,742)	173,936	129,387
92978EAA2	80,634	-	80,634	80,479	(155)	80,479	72,910
93935PAH2	112,081	-	112,081	105,729	(6,352)	105,729	109,259
05946XYP2	267,693	-	267,693	266,462	(1,231)	266,462	225,954
86360UAF3	977,832	-	977,832	929,807	(48,025)	929,807	761,473
92922FWU8	357,222	-	357,222	355,654	(1,568)	355,654	335,837
12669GTE1	4,194	-	4,194	3,937	(257)	3,937	4,201
32051DCJ9	41,478	-	41,478	41,458	(20)	41,458	39,754
36298XAA0	4,842,551	-	4,842,551	4,688,750	(153,801)	4,688,750	4,460,917
92922FBW7	31,480	-	31,480	29,553	(1,927)	29,553	29,205
Totals	$16,432,523	$-	$16,432,523	$15,955,963	$(476,560)	$15,955,963	$15,431,923

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2023:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12624QAC7	$3,512,422	$-	$3,512,422	$3,120,715	$(391,707)	$3,120,715	$1,664,875
12624SAE9	2,546,182	-	2,546,182	2,252,873	(293,309)	2,252,873	672,000
36192RAL6	2,950,000	-	2,950,000	1,475,000	(1,475,000)	1,475,000	527,313
040104RV5	1,466,218	-	1,466,218	1,404,587	(61,631)	1,404,587	1,357,561
040104TF8	44,673	-	44,673	40,179	(4,494)	40,179	34,156
040104TG6	471,373	-	471,373	395,907	(75,466)	395,907	442,138
04012XAC9	136,023	-	136,023	130,363	(5,660)	130,363	111,736
1248MBAF2	12,589,914	-	12,589,914	5,496,141	(7,093,773)	5,496,141	5,479,168
1248MGAJ3	43,914	-	43,914	42,609	(1,305)	42,609	35,260
17311YAC7	1,273,018	-	1,273,018	1,228,216	(44,802)	1,228,216	1,264,914
30247DAD3	572,150	-	572,150	552,362	(19,788)	552,362	512,472
35729RAE6	3,632,752	-	3,632,752	3,523,491	(109,261)	3,523,491	3,272,827
40431KAE0	2,092,929	-	2,092,929	2,043,034	(49,895)	2,043,034	2,095,485
45071KDD3	419,880	-	419,880	359,858	(60,022)	359,858	365,022
102

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

46629NAC7	34,588	-	34,588	32,979	(1,609)	32,979	27,783
46630KAA4	158,523	-	158,523	155,152	(3,371)	155,152	149,476
617463AA2	8,734	-	8,734	7,949	(785)	7,949	6,705
61749BAB9	61,518	-	61,518	60,870	(648)	60,870	64,742
61750FAE0	412,694	-	412,694	394,112	(18,582)	394,112	366,377
61750MAB1	3,264	-	3,264	3,129	(135)	3,129	3,014
61755AAB2	3,183	-	3,183	2,639	(544)	2,639	2,526
86359DXD4	193,613	-	193,613	183,061	(10,552)	183,061	184,312
86363HAB8	36,193	-	36,193	34,244	(1,949)	34,244	30,923
92926SAB2	493	-	493	381	(112)	381	382
93934XAB9	137,528	-	137,528	122,528	(15,000)	122,528	129,850
12668ALV5	1,990,831	-	1,990,831	1,755,977	(234,854)	1,755,977	1,754,077
22540VG71	36,270	-	36,270	36,232	(38)	36,232	37,823
22943HAD8	3,510,613	-	3,510,613	3,380,974	(129,639)	3,380,974	1,886,340
32053LAA0	19,363	-	19,363	19,262	(101)	19,262	18,644
45254TRX4	23,933	-	23,933	23,574	(359)	23,574	23,161
45254TSM7	615,674	-	615,674	594,492	(21,182)	594,492	528,927
45660LAU3	57,004	-	57,004	56,426	(578)	56,426	55,897
45660LYW3	797,875	-	797,875	786,087	(11,788)	786,087	724,845
466247XE8	622,921	-	622,921	612,163	(10,758)	612,163	537,075
525221AJ6	561,909	-	561,909	502,260	(59,649)	502,260	551,875
61915RBZ8	178,926	-	178,926	178,879	(47)	178,879	164,881
65535VRK6	479,926	-	479,926	469,432	(10,494)	469,432	495,515
75115DAH8	3,502	-	3,502	3,266	(236)	3,266	3,118
761118FM5	1,722,865	-	1,722,865	1,583,656	(139,209)	1,583,656	1,584,522
76112BUE8	107,208	-	107,208	96,659	(10,549)	96,659	122,032
855541AC2	219,356	-	219,356	180,352	(39,004)	180,352	226,114
86359BLQ2	792,449	-	792,449	779,863	(12,586)	779,863	701,652
92978EAA2	83,791	-	83,791	81,555	(2,236)	81,555	79,259
92979DAA3	15,795	-	15,795	15,379	(416)	15,379	15,469
41161PWB5	723,595	-	723,595	713,315	(10,280)	713,315	587,280
45660N5H4	1,202,840	-	1,202,840	1,156,288	(46,552)	1,156,288	1,159,986
45660NT88	14,960	-	14,960	14,830	(130)	14,830	14,372
92922F5T1	1,438,953	-	1,438,953	1,412,027	(26,926)	1,412,027	1,244,390
939336X65	1,599,517	-	1,599,517	1,419,593	(179,924)	1,419,593	1,427,509
05949CCB0	34,367	-	34,367	34,278	(89)	34,278	35,010
32051DCJ9	44,524	-	44,524	44,461	(63)	44,461	43,405
36228FWU6	150,442	-	150,442	141,049	(9,393)	141,049	147,677
362341VU0	1,530,315	-	1,530,315	1,520,759	(9,556)	1,520,759	1,428,432
36298XAA0	4,788,213	-	4,788,213	4,743,999	(44,214)	4,743,999	4,501,267
5899292N7	48,660	-	48,660	47,935	(725)	47,935	46,874
589929N38	42,499	-	42,499	40,236	(2,263)	40,236	39,978
59020UNZ4	89,539	-	89,539	75,877	(13,662)	75,877	85,656
86359DME4	439,975	-	439,975	415,180	(24,795)	415,180	400,433
929227ZF6	6,804	-	6,804	883	(5,921)	883	3,055
Totals	$56,797,193	$-	$56,797,193	$45,999,577	$(10,797,616)	$45,999,577	$39,477,567

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12624QAC7	$3,800,115	$-	$3,800,115	$3,420,115	$(380,000)	$3,420,115	$1,588,875
12624SAE9	2,716,498	-	2,716,498	2,435,538	(280,960)	2,435,538	835,883
36192RAL6	2,950,670	-	2,950,670	1,475,670	(1,475,000)	1,475,670	1,096,111
00442FAB8	54,320	-	54,320	42,042	(12,278)	42,042	9,321
02660CAH3	30,449	-	30,449	27,509	(2,940)	27,509	621
103

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

040104RV5	1,538,602	-	1,538,602	1,447,321	(91,281)	1,447,321	1,361,477
040104TF8	46,015	-	46,015	44,165	(1,850)	44,165	34,412
04012XAC9	140,344	-	140,344	134,035	(6,309)	134,035	114,094
04544TAB7	29,637	-	29,637	8,031	(21,606)	8,031	27,105
12479DAC2	1,754,671	-	1,754,671	1,705,748	(48,923)	1,705,748	1,321,385
1248MGAJ3	45,771	-	45,771	43,936	(1,835)	43,936	36,622
17311YAC7	1,339,319	-	1,339,319	1,249,956	(89,363)	1,249,956	1,251,680
30247DAD3	615,686	-	615,686	576,172	(39,514)	576,172	523,602
35729RAE6	3,769,442	-	3,769,442	3,620,540	(148,902)	3,620,540	3,166,561
40431KAE0	2,102,171	-	2,102,171	2,066,603	(35,567)	2,066,603	2,080,134
46630KAA4	163,709	-	163,709	160,394	(3,316)	160,394	150,262
57643LMP8	699,246	-	699,246	655,527	(43,720)	655,527	703,992
590212AB2	36,752	-	36,752	32,892	(3,860)	32,892	35,553
61749BAB9	25,730	-	25,730	18,784	(6,946)	18,784	19,869
61750FAE0	427,971	-	427,971	409,815	(18,156)	409,815	364,414
61750MAB1	3,966	-	3,966	3,252	(714)	3,252	3,061
84752CAE7	780,353	-	780,353	534,007	(246,346)	534,007	735,662
86359DXD4	207,910	-	207,910	194,222	(13,688)	194,222	192,670
86363HAB8	38,745	-	38,745	36,881	(1,864)	36,881	32,197
05535DAN4	815,322	-	815,322	781,142	(34,180)	781,142	668,809
12667GKG7	48,651	-	48,651	47,599	(1,052)	47,599	49,753
17025RAA3	274,474	-	274,474	222,741	(51,733)	222,741	264,605
22943HAD8	3,639,676	-	3,639,676	3,553,679	(85,998)	3,553,679	1,966,703
251563FB3	21,743	-	21,743	18,668	(3,075)	18,668	21,315
32053LAA0	20,430	-	20,430	19,665	(765)	19,665	19,195
362290AC2	165,551	-	165,551	119,985	(45,566)	119,985	163,292
43739EAP2	1,491,643	-	1,491,643	1,378,947	(112,696)	1,378,947	1,338,336
45254TRX4	27,269	-	27,269	24,861	(2,408)	24,861	24,629
45660LYW3	807,355	-	807,355	801,731	(5,623)	801,731	740,968
466247XE8	648,455	-	648,455	636,766	(11,689)	636,766	552,507
589929X29	476,677	-	476,677	442,351	(34,326)	442,351	455,505
59020UW43	96,706	-	96,706	67,631	(29,075)	67,631	81,213
61915RBZ8	182,035	-	182,035	180,158	(1,878)	180,158	165,479
65535VRK6	496,060	-	496,060	477,703	(18,357)	477,703	503,077
86358HHX0	185,982	-	185,982	180,224	(5,758)	180,224	138,376
86359BLQ2	912,392	-	912,392	860,886	(51,506)	860,886	788,258
92978EAA2	87,160	-	87,160	83,990	(3,170)	83,990	80,341
41161PHU0	1,288,335	-	1,288,335	1,111,121	(177,215)	1,111,121	1,242,875
41161PTP8	79,162	-	79,162	70,296	(8,866)	70,296	69,500
41161PWB5	748,794	-	748,794	743,267	(5,528)	743,267	642,772
45660N5H4	1,326,680	-	1,326,680	1,291,747	(34,933)	1,291,747	1,293,674
05949CCB0	37,242	-	37,242	34,365	(2,878)	34,365	35,868
36298XAA0	4,996,628	-	4,996,628	4,820,011	(176,617)	4,820,011	4,541,703
36298XAB8	4,960,140	-	4,960,140	4,317,655	(642,484)	4,317,655	4,428,229
Totals	$47,152,655	$-	$47,152,655	$42,630,344	$(4,522,311)	$42,630,344	$35,962,545

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$14,137	$-	$14,137	$14,133	$(4)	$14,133	$81,535
02660CAH3	30,416	-	30,416	30,133	(283)	30,133	520
040104RV5	1,615,798	-	1,615,798	1,524,246	(91,552)	1,524,246	1,400,628
040104TF8	51,554	-	51,554	45,567	(5,987)	45,567	35,698
040104TG6	548,457	-	548,457	448,751	(99,706)	448,751	462,045
04012XAC9	158,236	-	158,236	138,996	(19,240)	138,996	114,648
1248MGAJ3	48,376	-	48,376	46,059	(2,317)	46,059	37,828
14454AAB5	676,443	-	676,443	675,900	(543)	675,900	797,469
35729RAE6	4,081,381	-	4,081,381	3,766,230	(315,151)	3,766,230	3,254,010
40431KAE0	2,165,192	-	2,165,192	2,079,404	(85,788)	2,079,404	2,080,910
104

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

46629NAC7	37,064	-	37,064	34,532	(2,532)	34,532	28,639
46630KAA4	168,908	-	168,908	166,176	(2,733)	166,176	156,211
57643LMP8	794,964	-	794,964	695,958	(99,006)	695,958	707,626
617463AA2	9,759	-	9,759	8,712	(1,047)	8,712	6,788
61750FAE0	472,290	-	472,290	426,190	(46,100)	426,190	370,275
617526AE8	213,790	-	213,790	183,317	(30,473)	183,317	205,107
86359DXD4	258,372	-	258,372	209,421	(48,950)	209,421	209,160
86363HAB8	42,386	-	42,386	39,363	(3,023)	39,363	33,395
93934XAB9	173,541	-	173,541	135,596	(37,945)	135,596	152,650
05535DAN4	846,722	-	846,722	844,091	(2,632)	844,091	719,154
12667GKG7	53,610	-	53,610	50,015	(3,595)	50,015	52,574
12668ACY9	196,165	-	196,165	158,127	(38,037)	158,127	199,829
18974BAA7	139,604	-	139,604	135,673	(3,931)	135,673	142,094
22540VG71	39,290	-	39,290	38,205	(1,085)	38,205	39,865
22943HAD8	3,726,422	-	3,726,422	3,648,804	(77,618)	3,648,804	1,947,539
45254TSM7	666,066	-	666,066	648,569	(17,497)	648,569	557,450
466247XE8	670,770	-	670,770	665,673	(5,097)	665,673	576,833
525221AJ6	554,561	-	554,561	553,790	(771)	553,790	552,476
59020UW43	99,571	-	99,571	98,502	(1,069)	98,502	80,640
65535VRK6	537,959	-	537,959	492,267	(45,692)	492,267	506,957
75116CET9	52,218	-	52,218	37,480	(14,738)	37,480	51,726
92926UAC5	57,744	-	57,744	45,834	(11,910)	45,834	55,826
92978EAA2	93,378	-	93,378	87,280	(6,098)	87,280	83,812
23332UCM4	26,121	-	26,121	24,163	(1,958)	24,163	25,263
41161PTP8	76,675	-	76,675	72,259	(4,416)	72,259	68,493
41161PWB5	796,629	-	796,629	761,585	(35,044)	761,585	655,513
45660N5H4	1,475,897	-	1,475,897	1,375,793	(100,104)	1,375,793	1,309,005
362341VU0	1,644,583	-	1,644,583	1,609,277	(35,306)	1,609,277	1,524,505
Totals	$23,315,048	$-	$23,315,048	$22,016,070	$(1,298,978)	$22,016,070	$19,284,696

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$66,515	$-	$66,515	$11,444	$(55,072)	$11,444	$88,216
040104RV5	1,784,407	-	1,784,407	1,603,660	(180,747)	1,603,660	1,520,334
040104TF8	38,441	-	38,441	35,870	(2,572)	35,870	27,369
04012XAC9	110,303	-	110,303	106,039	(4,264)	106,039	85,613
1248MGAJ3	33,572	-	33,572	31,812	(1,760)	31,812	27,009
14454AAB5	881,442	-	881,442	677,715	(203,728)	677,715	840,850
35729RAE6	4,202,719	-	4,202,719	4,089,490	(113,229)	4,089,490	3,504,758
45071KDD3	273,858	-	273,858	258,285	(15,573)	258,285	253,045
61749BAB9	51,130	-	51,130	41,427	(9,703)	41,427	50,025
86359DXD4	272,114	-	272,114	262,835	(9,280)	262,835	230,996
86363HAB8	33,458	-	33,458	28,887	(4,571)	28,887	26,054
05535DAN4	1,158,770	-	1,158,770	873,964	(284,806)	873,964	779,790
07387AFX8	65,702	-	65,702	54,499	(11,203)	54,499	65,889
12668ABP9	177,942	-	177,942	145,191	(32,751)	145,191	170,379
18974BAA7	163,686	-	163,686	159,493	(4,193)	159,493	158,996
18974BAN9	77,869	-	77,869	70,973	(6,896)	70,973	75,478
22943HAD8	4,013,588	-	4,013,588	3,751,800	(261,788)	3,751,800	2,037,389
45254TRX4	45,557	-	45,557	40,333	(5,224)	40,333	42,158
525221AJ6	718,882	-	718,882	583,189	(135,692)	583,189	606,787
59020UW43	106,578	-	106,578	102,698	(3,880)	102,698	124,978
761118FM5	1,217,616	-	1,217,616	1,142,589	(75,026)	1,142,589	1,144,285
85554NAG5	94,558	-	94,558	80,862	(13,696)	80,862	90,860
92978EAA2	67,304	-	67,304	65,210	(2,094)	65,210	61,610
45660N5H4	1,537,499	-	1,537,499	1,502,180	(35,320)	1,502,180	1,379,463
12669GXW6	44,815	-	44,815	41,990	(2,826)	41,990	77,371
589929N38	68,312	-	68,312	63,956	(4,356)	63,956	65,216
Totals	$17,306,639	$-	$17,306,639	$15,826,391	$(1,480,248)	$15,826,391	$13,534,918
105

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00256DAA0	$1,762,699	$-	$1,762,699	$1,364,210	$(398,489)	$1,364,210	$1,122,333
07388VAH1	2,364,730	-	2,364,730	244,594	(2,120,137)	244,594	244,594
22545XBB8	1,683,921	-	1,683,921	211,871	(1,472,050)	211,871	210,934
00442FAB8	70,075	-	70,075	52,264	(17,811)	52,264	10,685
040104TF8	59,249	-	59,249	53,852	(5,397)	53,852	41,892
040104TG6	623,388	-	623,388	531,410	(91,978)	531,410	545,952
04012XAC9	178,777	-	178,777	162,199	(16,578)	162,199	136,446
1248MGAJ3	52,182	-	52,182	51,033	(1,149)	51,033	45,331
17311YAC7	1,623,994	-	1,623,994	1,327,822	(296,172)	1,327,822	1,502,602
24763LFY1	134,155	-	134,155	67,703	(66,452)	67,703	106,050
35729RAE6	4,416,912	-	4,416,912	4,231,274	(185,638)	4,231,274	3,947,591
40431KAE0	2,521,316	-	2,521,316	2,214,702	(306,614)	2,214,702	2,513,960
45071KDD3	488,363	-	488,363	436,903	(51,460)	436,903	448,752
55291KAC1	633,248	-	633,248	169,402	(463,846)	169,402	598,172
57643LMP8	906,102	-	906,102	809,314	(96,788)	809,314	815,499
617463AA2	10,553	-	10,553	9,894	(659)	9,894	8,101
61750FAE0	509,354	-	509,354	473,873	(35,481)	473,873	435,242
617526AE8	262,688	-	262,688	214,229	(48,459)	214,229	243,939
86359DXD4	304,264	-	304,264	279,462	(24,802)	279,462	275,224
07384YPP5	314,885	-	314,885	207,555	(107,330)	207,555	66,352
32053LAA0	27,875	-	27,875	22,820	(5,055)	22,820	25,221
45660LAU3	78,731	-	78,731	75,334	(3,397)	75,334	76,824
59020UW43	176,900	-	176,900	108,489	(68,411)	108,489	132,229
65535VRK6	592,663	-	592,663	536,987	(55,676)	536,987	561,983
761118FM5	1,932,729	-	1,932,729	1,911,872	(20,857)	1,911,872	1,863,619
76112HAE7	13,536	-	13,536	10,283	(3,253)	10,283	13,495
92978EAA2	102,806	-	102,806	97,782	(5,024)	97,782	94,757
93935PAH2	137,585	-	137,585	115,483	(22,102)	115,483	131,766
41161PWB5	884,324	-	884,324	852,993	(31,331)	852,993	771,130
45660N5H4	1,600,750	-	1,600,750	1,533,921	(66,829)	1,533,921	1,444,261
36298XAB8	5,320,204	-	5,320,204	5,307,865	(12,338)	5,307,865	5,034,048
55274SAM3	177,495	-	177,495	25,133	(152,362)	25,133	29,827
59024WAB3	137,567	-	137,567	119,223	(18,344)	119,223	142,528
94984GAD9	31,976	-	31,976	26,026	(5,950)	26,026	33,031
Totals	$30,135,997	$-	$30,135,997	$23,857,778	$(6,278,218)	$23,857,778	$23,674,371

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104TF8	$59,686	$-	$59,686	$59,300	$(386)	$59,300	$49,870
04012XAC9	130,314	-	130,314	122,160	(8,154)	122,160	107,581
1248MGAJ3	35,096	-	35,096	34,855	(241)	34,855	31,996
35729RAE6	4,028,108	-	4,028,108	3,999,290	(28,818)	3,999,290	3,995,059
617463AA2	6,685	-	6,685	5,767	(918)	5,767	5,247
61749BAB9	61,698	-	61,698	51,363	(10,335)	51,363	60,638
61750FAE0	342,930	-	342,930	319,304	(23,626)	319,304	307,808
61750MAB1	3,456	-	3,456	3,113	(343)	3,113	3,182
86359DXD4	335,476	-	335,476	308,315	(27,161)	308,315	309,361
92926SAB2	558	-	558	494	(64)	494	521
45660LYW3	677,413	-	677,413	675,162	(2,251)	675,162	630,760
79548KXQ6	51,835	-	51,835	37,121	(14,714)	37,121	65,254
106

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

92978EAA2	75,569	-	75,569	72,635	(2,934)	72,635	72,325
41161PWB5	822,378	-	822,378	776,768	(45,610)	776,768	706,114
55274SAM3	27,413	-	27,413	24,861	(2,552)	24,861	23,482
Totals	$6,658,614	$-	$6,658,615	$6,490,508	$(168,107)	$6,490,508	$6,369,198

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104TF8	$59,686	$-	$59,686	$59,300	$(386)	$59,300	$49,870
04012XAC9	130,314	-	130,314	122,160	(8,154)	122,160	107,581
1248MGAJ3	35,096	-	35,096	34,855	(241)	34,855	31,996
35729RAE6	4,028,108	-	4,028,108	3,999,290	(28,818)	3,999,290	3,995,059
617463AA2	6,685	-	6,685	5,767	(918)	5,767	5,247
61749BAB9	61,698	-	61,698	51,363	(10,335)	51,363	60,638
61750FAE0	342,930	-	342,930	319,304	(23,626)	319,304	307,808
61750MAB1	3,456	-	3,456	3,113	(343)	3,113	3,182
86359DXD4	335,476	-	335,476	308,315	(27,161)	308,315	309,361
92926SAB2	558	-	558	494	(64)	494	521
45660LYW3	677,413	-	677,413	675,162	(2,251)	675,162	630,760
79548KXQ6	51,835	-	51,835	37,121	(14,714)	37,121	65,254
92978EAA2	75,569	-	75,569	72,635	(2,934)	72,635	72,325
41161PWB5	822,378	-	822,378	776,768	(45,610)	776,768	706,114
55274SAM3	27,413	-	27,413	24,861	(2,552)	24,861	23,482
Totals	$6,658,614	$-	$6,658,615	$6,490,508	$(168,107)	$6,490,508	$6,369,198

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00442FAB8	$95,903	$-	$95,903	$70,276	$(25,627)	$70,276	$60,821
86359DXD4	359,657	-	359,657	339,761	(19,896)	339,761	337,895
05535DAN4	1,260,315	-	1,260,315	1,255,426	(4,889)	1,255,426	1,020,099
073879QF8	247,750	-	247,750	226,078	(21,672)	226,078	256,430
45660LYW3	907,047	-	907,047	906,647	(400)	906,647	879,977
92978EAA2	110,354	-	110,354	108,384	(1,970)	108,384	106,564
41161PWB5	1,049,397	-	1,049,397	1,023,087	(26,310)	1,023,087	908,082
55274SAM3	30,959	-	30,959	26,064	(4,895)	26,064	25,345
Totals	$4,061,382	$-	$4,061,382	$3,955,723	$(105,659)	$3,955,723	$3,595,213

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104TG6	$751,483	$-	$751,483	$596,747	$(154,736)	$596,747	$700,223
05535DCF9	2,412,525	-	2,412,525	2,168,139	(244,386)	2,168,139	2,608,461
40431KAE0	2,389,667	-	2,389,667	2,348,253	(41,414)	2,348,253	2,745,165
61750FAE0	555,370	-	555,370	534,914	(20,456)	534,914	493,887
86359DXD4	394,726	-	394,726	364,962	(29,764)	364,962	369,964
05535DAN4	1,386,766	-	1,386,766	1,038,889	(347,877)	1,038,889	1,141,961
45660LYW3	959,375	-	959,375	942,757	(16,618)	942,757	927,049
79548KXQ6	121,590	-	121,590	96,976	(24,616)	96,976	97,070
92978EAA2	115,502	-	115,502	112,103	(3,399)	112,103	110,484
41161PWB5	1,112,829	-	1,112,829	1,079,359	(33,470)	1,079,359	969,681
576433H33	1,119,491	-	1,119,491	1,071,784	(47,707)	1,071,784	1,074,403
55274SAM3	33,318	-	33,318	31,698	(1,620)	31,698	85,553
Totals	$11,352,643	$-	$11,352,642	$10,386,581	$(966,063)	$10,386,581	$11,323,900
107

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
36828QQJ8	$5,796,000	$-	$5,796,000	$-	$(5,796,000)	$-	$-
05535DCF9	2,560,946	-	2,560,946	2,505,561	(55,385)	2,505,561	2,647,762
61750FAE0	582,728	-	582,728	558,079	(24,649)	558,079	500,569
18974BAA7	203,962	-	203,962	193,231	(10,731)	193,231	197,038
22540V3F7	124,724	-	124,724	11,082	(113,642)	11,082	3,496
92978EAA2	123,118	-	123,118	119,363	(3,755)	119,363	115,107
41161PWB5	1,183,481	-	1,183,481	1,153,338	(30,143)	1,153,338	1,017,022
12669GXW6	153,925	-	153,925	20,286	(133,639)	20,286	173,435
55274SAM3	38,192	-	38,192	33,418	(4,774)	33,418	84,650
86359DME4	480,180	-	480,180	480,135	(45)	480,135	498,095
Totals	$11,247,256	$-	$11,247,257	$5,074,493	$(6,172,764)	$5,074,493	$5,237,174

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$166,318	$-	$166,318	$58,609	$(107,709)	$58,609	$136,619
05535DCF9	2,639,139	-	2,639,139	2,595,116	(44,023)	2,595,116	2,812,127
61750FAE0	594,740	-	594,740	584,887	(9,853)	584,887	530,736
61750MAB1	4,675	-	4,675	4,502	(173)	4,502	4,545
92926SAB2	585	-	585	567	(18)	567	562
124860CB1	21,523	-	21,523	14,872	(6,651)	14,872	17,887
18974BAA7	205,451	-	205,451	204,843	(608)	204,843	186,946
18974BAN9	101,669	-	101,669	101,513	(156)	101,513	98,300
2254W0NK7	89,902	-	89,902	23,726	(66,176)	23,726	94,611
45660LYW3	1,074,456	-	1,074,456	1,035,449	(39,007)	1,035,449	1,020,046
65535VRK6	681,735	-	681,735	601,631	(80,104)	601,631	653,481
79548KXQ6	99,323	-	99,323	98,725	(598)	98,725	92,899
92978EAA2	130,042	-	130,042	125,448	(4,594)	125,448	119,223
23332UBW3	26,310	-	26,310	21,116	(5,193)	21,116	30,347
576433H33	1,207,614	-	1,207,614	1,145,808	(61,806)	1,145,808	1,116,853
125435AA5	1,635,577	-	1,635,577	1,543,519	(92,058)	1,543,519	1,596,490
36298XAA0	6,639,520	-	6,639,520	5,802,921	(836,599)	5,802,921	6,153,831
55274SAM3	61,225	-	61,225	42,760	(18,465)	42,760	93,792
86359DME4	673,784	-	673,784	662,791	(10,993)	662,791	698,159
929227ZF6	18,319	-	18,319	5,496	(12,823)	5,496	16,063
Totals	$16,071,907	$-	$16,071,907	$14,674,300	$(1,397,607)	$14,674,300	$15,473,517

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
US05618HAE53	$555,162	$-	$555,162	$387,040	$(168,122)	$387,040	$162,575
00442FAB8	144,957	-	144,957	79,275	(65,682)	79,275	112,060
05535DCF9	2,755,413	-	2,755,413	2,649,186	(106,228)	2,649,186	2,553,142
46630KAA4	191,718	-	191,718	184,342	(7,376)	184,342	179,699
61749BAB9	105,432	-	105,432	91,620	(13,812)	91,620	88,204
61750MAB1	4,837	-	4,837	4,672	(165)	4,672	3,421
92926SAB2	604	-	604	588	(16)	588	438
108

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

07384YPP5	12,990	-	12,990	9,466	(3,524)	9,466	35,174
073879QF8	45,111	-	45,111	43,889	(1,222)	43,889	39,772
17307GRU4	104,250	-	104,250	55,590	(48,659)	55,590	91,680
18974BAA7	215,833	-	215,833	212,231	(3,602)	212,231	183,053
18974BAN9	106,359	-	106,359	104,851	(1,507)	104,851	97,631
9393365V1	399,194	-	399,194	394,263	(4,932)	394,263	364,935
23332UBW3	31,650	-	31,650	29,218	(2,432)	29,218	22,244
12669GWN7	849,557	-	849,557	799,224	(50,333)	799,224	782,638
12669GXW6	244,251	-	244,251	233,647	(10,604)	233,647	223,233
32051DCK6	79,208	-	79,208	61,819	(17,389)	61,819	82,998
36298XAA0	7,738,893	-	7,738,893	7,511,130	(227,763)	7,511,130	7,120,125
36298XAB8	7,666,120	-	7,666,120	6,250,751	(1,415,369)	6,250,751	6,539,292
45660LY94	13,115	-	13,115	6,394	(6,721)	6,394	26,528
74951PBT4	110,729	-	110,729	51,052	(59,676)	51,052	153,185
Totals	$21,375,383	$-	$21,375,383	$19,160,250	$(2,215,134)	$19,160,250	$18,862,027

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17307GRU4	$107,326	$-	$107,326	$77,392	$(29,934)	$77,392	$160,449
18974BAA7	245,427	-	245,427	235,230	(10,197)	235,230	201,416
18974BAN9	119,509	-	119,509	114,571	(4,938)	114,571	107,924
362290AC2	220,776	-	220,776	219,541	(1,235)	219,541	307,360
79548KXQ6	172,175	-	172,175	170,007	(2,168)	170,007	130,248
855541AC2	508,940	-	508,940	384,558	(124,383)	384,558	460,800
9393365V1	433,313	-	433,313	415,261	(18,053)	415,261	356,247
45660LY94	28,987	-	28,987	13,258	(15,729)	13,258	21,174
57643QAE5	2,203,118	-	2,203,118	1,819,560	(383,558)	1,819,560	2,367,000
74951PBT4	260,811	-	260,811	143,231	(117,579)	143,231	157,616
86359DMC8	5,799,490	-	5,799,490	5,333,524	(465,966)	5,333,524	4,907,737
92990GAE3	80,251	-	80,251	66,477	(13,773)	66,477	71,880
Totals	$10,180,123	$-	$10,180,123	$8,992,610	$(1,187,513)	$8,992,610	$9,249,851

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$3,012,907	$-	$3,012,907	$2,862,429	$(150,478)	$2,862,429	$2,528,432
24763LFY1	147,758	-	147,758	146,827	(931)	146,827	180,454
45071KDD3	575,329	-	575,329	510,787	(64,542)	510,787	491,576
07384YPP5	33,493	-	33,493	28,061	(5,431)	28,061	46,723
12667GKG7	93,290	-	93,290	83,622	(9,668)	83,622	98,905
17307GRU4	114,325	-	114,325	112,699	(1,625)	112,699	157,144
362290AC2	316,883	-	316,883	225,907	(90,976)	225,907	322,987
59020UW43	214,183	-	214,183	182,719	(31,463)	182,719	200,181
65535VRK6	716,497	-	716,497	699,498	(16,998)	699,498	646,333
75115DAH8	6,842	-	6,842	6,564	(279)	6,564	6,397
76112BUE8	181,578	-	181,578	148,845	(32,733)	148,845	129,998
79548KXQ6	187,063	-	187,063	182,973	(4,090)	182,973	137,728
92926UAC5	136,220	-	136,220	130,734	(5,486)	130,734	130,957
23332UBW3	46,195	-	46,195	32,143	(14,052)	32,143	24,852
12669GWN7	889,281	-	889,281	871,126	(18,155)	871,126	863,235
32051DCK6	88,205	-	88,205	86,848	(1,358)	86,848	89,678
362334CN2	14,634	-	14,634	11,177	(3,457)	11,177	13,996
466247K93	7,584	-	7,584	6,335	(1,249)	6,335	7,318
57645LAA2	18,017,521	-	18,017,521	13,868,050	(4,149,471)	13,868,050	18,607,055
Totals	$24,799,788	$-	$24,799,788	$20,197,344	$(4,602,443)	$20,197,344	$24,683,947
109

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
24763LFY1	$182,113	$-	$182,113	$160,832	$(21,281)	$160,832	$200,613
05535DAN4	1,930,918	-	1,930,918	1,855,207	(75,711)	1,855,207	1,598,238
07384YPP5	187,700	-	187,700	39,691	(148,009)	39,691	71,760
17307GRU4	164,558	-	164,558	133,524	(31,034)	133,524	229,670
18974BAN9	134,619	-	134,619	125,398	(9,221)	125,398	126,170
65535VRK6	797,949	-	797,949	712,007	(85,942)	712,007	774,700
79548KXQ6	207,254	-	207,254	192,282	(14,972)	192,282	113,588
85554NAG5	194,730	-	194,730	158,214	(36,515)	158,214	187,575
12669FXR9	117,999	-	117,999	114,307	(3,692)	114,307	101,165
23332UBW3	74,561	-	74,561	47,819	(26,742)	47,819	35,659
Totals	$3,992,400	$-	$3,992,400	$3,539,281	$(453,119)	$3,539,281	$3,439,138

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667F2A2	$642,800	$-	$642,800	$484,346	$(158,455)	$484,346	$68,241
32053LAA0	47,447	-	47,447	40,280	(7,167)	40,280	47,846
761118FM5	2,843,393	-	2,843,393	2,789,133	(54,260)	2,789,133	2,918,992
79548KXQ6	297,379	-	297,379	277,239	(20,140)	277,239	60,979
23332UBW3	78,084	-	78,084	76,934	(1,151)	76,934	43,636
576433H33	1,579,401	-	1,579,401	1,448,247	(131,155)	1,448,247	1,448,863
12669GWN7	1,037,688	-	1,037,688	957,205	(80,484)	957,205	936,853
17309FAE8	161,243	-	161,243	129,536	(31,707)	129,536	159,357
36298XAA0	10,097,887	-	10,097,887	8,887,246	(1,210,641)	8,887,246	8,841,272
92990GAE3	86,314	-	86,314	85,680	(634)	85,680	87,117
US74951PBV94	37,392	-	37,392	16,087	(21,305)	16,087	26,602
Totals	$16,909,029	$-	$16,909,029	$15,191,932	$(1,717,097)	$15,191,932	$14,639,756

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$4,942	$-	$4,942	$4,899	$(42)	$4,899	$4,344
18974BAN9	143,913	-	143,913	143,911	(2)	143,911	141,999
761118FM5	3,338,972	-	3,338,972	3,276,460	(62,512)	3,276,460	3,468,889
79548KXQ6	335,309	-	335,309	321,864	(13,445)	321,864	218,663
55274SAM3	114,173	-	114,173	79,608	(34,565)	79,608	119,029
57643QAE5	3,042,722	-	3,042,722	2,360,287	(682,436)	2,360,287	3,180,695
Totals	$6,980,030	$-	$6,980,030	$6,187,029	$(793,001)	$6,187,029	$7,133,620
110

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$5,275	$-	$5,275	$4,933	$(341)	$4,933	$4,989
65106FAG7	232,843	-	232,843	215,726	(17,118)	215,726	6,316
18974BAA7	285,889	-	285,889	270,801	(15,088)	270,801	278,616
18974BAN9	149,774	-	149,774	139,333	(10,441)	139,333	148,234
22541QQR6	1,569	-	1,569	-	(1,569)	-	1
32051GCF0	22,786	-	22,786	(6,720)	(29,507)	(6,720)	17,553
761118FM5	3,259,303	-	3,259,303	3,218,368	(40,935)	3,218,368	3,244,154
17309FAE8	200,512	-	200,512	200,501	(11)	200,501	208,828
466247UG6	467,713	-	467,713	452,359	(15,354)	452,359	459,812
57643QAE5	3,114,325	-	3,114,325	3,109,376	(4,949)	3,109,376	3,256,107
US74951PBV94	51,011	-	51,011	29,960	(21,051)	29,960	58,411
Totals	$7,791,000	$-	$7,791,000	$7,634,637	$(156,362)	$7,634,637	$7,683,021

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
65106FAG7	$205,885	$-	$205,885	$17,668	$(188,218)	$17,668	$21,031
18974BAA7	306,428	-	306,428	295,291	(11,137)	295,291	294,986
22541QQR6	28,742	-	28,742	(9,704)	(38,446)	(9,704)	1
32051GCF0	32,493	-	32,493	20,481	(12,012)	20,481	20,063
17309FAE8	203,743	-	203,743	202,326	(1,417)	202,326	201,875
57643QAE5	3,657,695	-	3,657,695	3,177,611	(480,084)	3,177,611	3,365,017
92990GAE3	115,186	-	115,186	111,886	(3,300)	111,886	111,541
Totals	$4,550,173	$-	$4,550,173	$3,815,559	$(734,614)	$3,815,559	$4,014,514

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$3,454,425	$-	$3,454,425	$3,141,048	$(313,377)	$3,141,048	$3,134,409
07384YPP5	321,829	-	321,829	148,884	(172,945)	148,884	132,968
07386HCP4	2,164	-	2,164	(6,255)	(8,418)	(6,255)	320
76110H4M8	1,715	-	1,715	(3,719)	(5,434)	(3,719)	641
79548KXQ6	423,086	-	423,086	383,222	(39,864)	383,222	292,015
939336Z48	117,607	-	117,607	-	(117,607)	-	126,945
Totals	$4,320,826	$-	$4,320,826	$3,663,181	$(657,645)	$3,663,181	$3,687,297

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
59020UW43	$337,732	$-	$337,732	$271,686	$(66,046)	$271,686	$354,508
76110H4M8	6,848	-	6,848	1,969	(4,879)	1,969	1,713
863579DV7	289,655	-	289,655	5,567	(284,089)	5,567	30,531
Totals	$634,235	$-	$634,235	$279,221	$(355,014)	$279,221	$386,752

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HEN7	$43,711	$-	$43,711	$2,334	$(41,377)	$2,334	$1,609
79548KXQ6	520,764	-	520,764	476,293	(44,471)	476,293	365,994
45660NZY4	81,215	-	81,215	9,554	(71,661)	9,554	80,891
Totals	$645,690	$-	$645,690	$488,181	$(157,509)	$488,181	$448,494
111

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
03927RAA2	$2,886,563	$-	$2,886,563	$1,464,907	$(1,421,656)	$1,464,907	$1,481,241
03927RAB0	910,639	-	910,639	363,543	(547,096)	363,543	362,176
07386HCP4	7,995	-	7,995	1,386	(6,609)	1,386	2,673
12669GMS7	25,101	-	25,101	21,923	(3,177)	21,923	21,921
22541QQR6	21,202	-	21,202	12,504	(8,698)	12,504	16,106
2254W0NK7	97,695	-	97,695	94,495	(3,200)	94,495	139,833
86359ACG6	318	-	318	-	(318)	-	2
Totals	$3,949,513	$-	$3,949,513	$1,958,759	$(1,990,754)	$1,958,759	$2,023,952

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541NMA4	$42,273	$-	$42,273	$41,434	$(839)	$41,434	$41,095
22541NMB2	11,869	-	11,869	11,634	(234)	11,634	11,535
22541SSD1	12,232	-	12,232	20	(12,213)	20	5,978
52108MDP5	3,497,947	-	3,497,947	-	(3,497,947)	-	1,925,413
55274SAM3	167,196	-	167,196	153,991	(13,206)	153,991	179,429
76110W4J2	1,131	-	1,131	229	(902)	229	556
88157QAL2	686,945	-	686,945	660,921	(26,024)	660,921	2,125,943
89789KAC9	16,949	-	16,949	8,714	(8,235)	8,714	357,735
Totals	$4,436,542	$-	$4,436,542	$876,942	$(3,559,600)	$876,942	$4,647,683

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$4,413	$-	$4,413	$2,326	$(2,087)	$2,326	$4,073
86358RLG0	3,485	-	3,485	2,670	(815)	2,670	30,171
86359ACG6	16,324	-	16,324	2	(16,322)	2	2
88157QAL2	774,182	-	774,182	675,599	(98,583)	675,599	1,947,675
89789KAC9	17,294	-	17,294	8,920	(8,374)	8,920	356,047
77277LAF4	22,514,590	-	22,514,590	22,167,493	(347,097)	22,167,493	34,318,674
77277LAH0	1,135,088	-	1,135,088	1,118,159	(16,929)	1,118,159	2,738,435
77277LAJ6	16,073,175	-	16,073,175	15,833,787	(239,388)	15,833,787	21,595,653
Totals	$40,538,551	$-	$40,538,551	$39,808,956	$(729,595)	$39,808,956	$60,990,732

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17307GH76	$274,894	$-	$274,894	$44,730	$(230,163)	$44,730	$152,777
22541QJR4	11,175	-	11,175	54	(11,122)	54	6,866
32051DCK6	182,177	-	182,177	160,728	(21,449)	160,728	179,180
55274SAM3	225,790	-	225,790	209,839	(15,951)	209,839	218,832
86358RA23	1,326,199	-	1,326,199	1,253,636	(72,563)	1,253,636	1,289,099
86359ACG6	6,287	-	6,287	49	(6,239)	49	2
112

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

US77277LAF40	22,537,014	-	22,537,014	22,514,590	(22,424)	22,514,590	31,699,907
US77277LAH06	1,136,182	-	1,136,182	1,135,088	(1,094)	1,135,088	2,662,526
US77277LAJ61	16,088,661	-	16,088,661	16,073,175	(15,486)	16,073,175	19,947,746
Totals	$41,788,380	$-	$41,788,380	$41,391,889	$(396,491)	$41,391,889	$56,156,936
113

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Policy Owners of Massachusetts Mutual Variable Life Separate Account I:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the divisions listed in Appendix A that comprise Massachusetts Mutual Variable Life Separate Account I (Separate Account), as of December 31, 2023, the related statements of operations and changes in net assets for each of the years in the two-year period then ended (or for the periods indicated in Appendix A), and the related notes, including the financial highlights in Note 8, for each of the years or periods in the five-year period then ended, (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each division as of December 31, 2023, and the results of their operations and the changes in their net assets for each of the years in the two-year period then ended (or for the periods indicated in Appendix A), and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account’s auditor since 2004.

Boston, Massachusetts

March 7, 2024

F-1

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix A

Massachusetts Mutual Variable Life Separate Account I was comprised of the following divisions of as December 31, 2023. Statements of assets and liabilities as of December 31, 2023, statements of operations and changes in net assets for each of the years in the two-year period ended December 31, 2023 unless otherwise noted.

Divisions

American Century VP Capital Appreciation Division

American Century VP Disciplined Core Value Division

American Century VP Inflation Protection Division

American Century VP International Division

American Century VP Value Division

American Funds Insurance Series® Asset Allocation Division**

American Funds Insurance Series® Growth-Income Division**

BlackRock High Yield V.I. Division

BlackRock Small Cap Index V.I. Division (Class I)

BlackRock Small Cap Index V.I. Division (Class III)

BlackRock Total Return V.I. Division

BNY Mellon MidCap Stock Division

Delaware Ivy VIP Asset Strategy Division (Class I)

Delaware Ivy VIP Asset Strategy Division (Class II)

Delaware Ivy VIP Science and Technology Division

Delaware VIP® Emerging Markets Division

Delaware VIP® Small Cap Value Division

DWS Small Cap Index Division

Eaton Vance VT Floating-Rate Income Division

Fidelity® VIP Bond Index Division (Initial Class)

Fidelity® VIP Contrafund® Division (Initial Class)

Fidelity® VIP Contrafund® Division (Service Class)

Fidelity® VIP Extended Market Index Division (Initial Class)

Fidelity® VIP Extended Market Index Division

(Service Class)

Fidelity® VIP Freedom 2020 Division

Fidelity® VIP Freedom 2025 Division

Fidelity® VIP Freedom 2030 Division

Fidelity® VIP Freedom 2035 Division

Fidelity® VIP Freedom 2040 Division

Fidelity® VIP Freedom 2045 Division

Fidelity® VIP Freedom 2050 Division

Fidelity® VIP Freedom 2055 Division

Fidelity® VIP Freedom 2060 Division

Fidelity® VIP Growth Division

Fidelity® VIP Health Care Division*

Fidelity® VIP Index 500 Division (Service Class)

Fidelity® VIP International Index Division

(Initial Class)

Fidelity® VIP International Index Division

(Service Class 2)

Fidelity® VIP Overseas Division*

Fidelity® VIP Real Estate Division (Initial Class)*

Fidelity® VIP Real Estate Division (Service Class)

Fidelity® VIP Strategic Income Division*

Fidelity® VIP Total Market Index

Franklin Mutual Global Discovery VIP Division

Franklin Small Cap Value VIP Division

Franklin Strategic Income VIP Division

Goldman Sachs Core Fixed Income Division

Goldman Sachs International Equity Insights Division

Goldman Sachs Large Cap Value Division

Goldman Sachs Mid Cap Value Division

Goldman Sachs Small Cap Equity Insights Division

Goldman Sachs Strategic Growth Division

Goldman Sachs U.S. Equity Insights Division

Invesco Oppenheimer V.I. International

Growth Division

Invesco V.I. American Franchise Division

Invesco V.I. Capital Appreciation Division

Invesco V.I. Comstock Division

Invesco V.I. Conservative Balanced Division

Invesco V.I. Core Plus Bond Division*

Invesco V.I. Discovery Mid Cap Growth Division

Invesco V.I. Diversified Dividend Division

Invesco V.I. EQV International Equity Division**

Invesco V.I. Global Division

Invesco V.I. Global Real Estate Division

Invesco V.I. Global Strategic Income Division

Invesco V.I. Health Care Division

Invesco V.I. Main Street Division

Invesco V.I. Main Street Small Cap Division

Invesco V.I. Small Cap Equity Division

Invesco V.I. Technology Division

LA2050

F-2

Invesco V.I. U.S. Government Money Division

Janus Henderson Balanced Division (Institutional Class)

Janus Henderson Balanced Division (Service Class)

Janus Henderson Forty Division (Institutional Class)

Janus Henderson Forty Division (Service Class)

Janus Henderson Global Research Division

(Institutional Class)

Janus Henderson Global Research Division

(Service Class)

Janus Henderson Global Technology and Innovation Division*

Lord Abbett Developing Growth Division

LVIP JPMorgan U.S. Equity Division*

MFS® Blended Research® Core Equity Division

MFS® Global Real Estate Division

MFS® Government Securities Division

MFS® Growth Division

MFS® International Intrinsic Value Division

MFS® Investors Trust Division

MFS® Mid Cap Value Division

MFS® New Discovery Division

MFS® Research Division

MFS® Utilities Division

MFS® Value Division

MML Aggressive Allocation Division

MML American Funds Core Allocation Division

MML American Funds Growth Division

MML Balanced Allocation Division

MML Blend Division

MML Blue Chip Growth Division

MML Conservative Allocation Division

MML Dynamic Bond Division

MML Equity Division

MML Equity Income Division

MML Equity Index Division (Service Class I)

MML Equity Index Division (Class II)

MML Equity Index Division (Class III)

MML Equity Rotation Division*

MML Focused Equity Division

MML Foreign Division

MML Fundamental Equity Division

MML Fundamental Value Division

MML Global Division (Service Class I)

MML Global Division (Class II)

MML Growth Allocation Division

MML High Yield Division

MML Income & Growth Division

MML Inflation-Protected and Income Division

MML International Equity Division

MML iShares® 60/40 Allocation Division*

MML iShares® 80/20 Allocation Division*

MML Large Cap Growth Division

MML Managed Bond Division

MML Managed Volatility Division

MML Mid Cap Growth Division

MML Mid Cap Value Division

MML Moderate Allocation Division

MML Short-Duration Bond Division

MML Small Cap Equity Division

MML Small Cap Growth Equity Division

MML Small Company Value Division

MML Small/Mid Cap Value Division

MML Strategic Emerging Markets Division

MML Sustainable Equity Division**

MML Total Return Bond Division

MML U.S. Government Money Market Division

PIMCO CommodityRealReturn® Strategy Division

PIMCO Global Bond Opportunities Division

PIMCO High Yield Division

PIMCO Income Division*

PIMCO Real Return Division

PIMCO Total Return Division

T. Rowe Price All-Cap Opportunities Division

T. Rowe Price Blue Chip Growth Division

T. Rowe Price Equity Income Division

T. Rowe Price Limited-Term Bond Division

T. Rowe Price Mid-Cap Growth Division

Templeton Foreign VIP Division

Templeton Global Bond VIP Division

Vanguard VIF Global Bond Index Division

Vanguard VIF Mid-Cap Index Division

Vanguard VIF Real Estate Index Division

Voya International Index Division

Voya Russell™ Mid Cap Index Division

Voya Russell™ Small Cap Index Division

VY® CBRE Global Real Estate Division**

F-3

* Statements of operations and changes in net assets for the period from May 1, 2023 to December 31, 2023.

** The following Divisions had name changes:

Current Year	Prior Year Equivalent
American Funds Insurance Series® Asset Allocation Division	American Funds® IS Asset Allocation Division
American Funds Insurance Series® Growth- Income Division	American Funds® IS Growth-Income Division
Invesco V.I. EQV International Equity Division	Invesco V.I. International Growth Division
MML Sustainable Equity Division	MML Growth & Income Division
VY® CBRE Global Real Estate Division	VY® Clarion Global Real Estate Division

Other periods presented:

For the Oppenheimer Global Multi-Alternatives Division, the financial highlights are presented for the period January 1, 2019 to April 29, 2019. Effective April 29, 2019, this Division liquidated and any contract value in the Division after the close of the New York Stock Exchange on April 29, 2019 was automatically transferred to the MML U.S. Government Money Market Division.

F-4

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	American	American	American	American		American Funds
	Century	Century	Century	Century	American	Insurance Series®	American Funds	BlackRock
	VP Capital	VP Disciplined	VP Inflation	VP	Century	Asset	Insurance Series®	High Yield
	Appreciation	Core Value	Protection	International	VP Value	Allocation	Growth-Income	V.I.
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	78,542	4,244,616	3,008	140,165	1,416,950	1,063,181	796,962	9,378
Identified cost	$1,098,987	$38,375,443	$28,087	$1,728,163	$15,658,904	$25,149,655	$41,551,616	$61,761
Value	$1,116,867	$32,556,201	$28,183	$1,482,944	$17,272,619	$25,016,647	$46,462,905	$64,148
Dividends receivable	-	-	-	-	-	-	-	346
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	11
Total assets	1,116,867	32,556,201	28,183	1,482,944	17,272,619	25,016,647	46,462,905	64,505
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	1	41	2	10	83	57	71	-
Total liabilities	1	41	2	10	83	57	71	-
NET ASSETS	$1,116,866	$32,556,160	$28,181	$1,482,934	$17,272,536	$25,016,590	$46,462,834	$64,505
Outstanding units
Policy owners	579,437	7,953,129	24,847	1,017,477	3,545,573	5,962,672	8,213,963	48,906
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	3.37	-	-	6.32	-	-	-
Variable Life Select	-	3.53	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	3.51	-	-	4.79	-	-	-
Survivorship Variable Universal Life	-	4.40	-	-	5.54	4.63	6.69	-
Variable Universal Life	-	3.79	-	-	5.21	4.35	6.29	-
Strategic Variable Life® Plus	-	3.16	-	1.66	5.92	-	-	-
Survivorship Variable Universal Life II	-	3.49	-	-	5.54	4.63	6.69	-
Variable Universal Life II
Tier 1	-	3.51	-	-	5.00	4.17	6.04	-
Tier 2	-	4.39	-	-	4.78	4.18	5.64	-
VUL GuardSM
Tier 1	-	4.85	-	-	5.26	4.39	6.36	-
Tier 2	-	3.97	-	-	4.32	3.78	5.10	-
Tier 3	-	3.77	-	-	4.11	3.59	4.85	-
Tier 4	-	3.85	-	-	4.19	3.67	4.95	-
Tier 5	-	4.17	-	-	4.54	3.97	5.37	-
Survivorship VUL GuardSM
Tier 1	-	3.57	-	-	3.77	3.48	4.70	-
Tier 2	-	3.64	-	-	3.85	3.54	4.79	-
Tier 3	-	3.71	-	-	3.92	3.61	4.88	-
Tier 4	-	3.71	-	-	3.92	3.61	4.88	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	1.93	-	1.13	1.43	-	-	-	1.32
APEX VUL	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

F-5

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	BlackRock	BlackRock	BlackRock	BNY Mellon	Delaware	Delaware	Delaware	Delaware VIP®
	Small Cap Index	Small Cap Index	Total Return	MidCap	Ivy VIP Asset	Ivy VIP Asset	Ivy VIP Science	Emerging
	V.I.	V.I.	V.I.	Stock	Strategy	Strategy	and Technology	Markets
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS	(Class I)	(Class III)			(Class I)	(Class II)
Investments
Number of shares	80,527	2,012	20,405	18,720	3,611	14,128	687	24,991
Identified cost	$891,467	$21,184	$204,699	$367,441	$30,828	$115,170	$13,220	$533,309
Value	$912,376	$22,715	$208,746	$347,437	$31,630	$123,760	$15,791	$549,291
Dividends receivable	-	-	678	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	21	-	-	1	-	-
Total assets	912,376	22,715	209,445	347,437	31,630	123,761	15,791	549,291
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	1	4	-	1	1	-	-	-
Total liabilities	1	4	-	1	1	-	-	-
NET ASSETS	$912,375	$22,711	$209,445	$347,436	$31,629	$123,761	$15,791	$549,291
Outstanding units
Policy owners	808,424	24,827	194,736	227,903	28,575	79,234	6,642	460,537
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	-
Variable Universal Life II
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Tier 5	-	-	-	-	-	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	1.57	-	-
MassMutual ElectrumSM	-	0.91	1.08	1.52	-	1.54	2.38	1.19
APEX VUL	1.13	-	-	-	1.11	-	-	-

See Notes to Financial Statements.

F-6

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

			Eaton Vance				Fidelity®	Fidelity®
	Delaware VIP®	DWS	VT	Fidelity®	Fidelity®	Fidelity®	VIP	VIP
	Small Cap	Small Cap	Floating-Rate	VIP	VIP	VIP	Extended	Extended
	Value	Index	Income	Bond Index	Contrafund®	Contrafund®	Market Index	Market Index
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS				(Initial Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Investments
Number of shares	21,505	727,978	2,759	72,572	2,177,899	168,124	45,010	14,863
Identified cost	$745,459	$10,794,134	$23,582	$704,895	$89,204,992	$6,473,683	$542,973	$171,948
Value	$820,211	$9,922,344	$23,896	$701,769	$105,911,223	$8,120,392	$582,425	$191,730
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	3	-	2	-	-	-	2	-
Total assets	820,214	9,922,344	23,898	701,769	105,911,223	8,120,392	582,427	191,730
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	56	-	1	64	8	-	-
Total liabilities	-	56	-	1	64	8	-	-
NET ASSETS	$820,214	$9,922,288	$23,898	$701,768	$105,911,159	$8,120,384	$582,427	$191,730
Outstanding units
Policy owners	576,506	2,227,999	18,911	799,613	16,615,944	1,357,752	477,416	196,194
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	6.82	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	6.40	-	-
Survivorship Variable Universal Life	-	4.85	-	-	8.98	-	-	-
Variable Universal Life	-	4.37	-	-	7.32	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	6.86	-	-
Survivorship Variable Universal Life II	-	4.69	-	-	6.51	-	-	-
Variable Universal Life II
Tier 1	-	4.41	-	-	6.81	-	-	-
Tier 2	-	4.45	-	-	7.24	-	-	-
VUL GuardSM
Tier 1	-	5.66	-	-	8.20	-	-	-
Tier 2	-	4.03	-	-	6.55	-	-	-
Tier 3	-	3.83	-	-	6.23	-	-	-
Tier 4	-	3.91	-	-	6.35	-	-	-
Tier 5	-	4.23	-	-	6.88	-	-	-
Survivorship VUL GuardSM
Tier 1	-	3.84	-	-	6.05	-	-	-
Tier 2	-	3.91	-	-	6.17	-	-	-
Tier 3	-	3.99	-	-	6.29	-	-	-
Tier 4	-	3.99	-	-	6.29	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	6.03	-	-	-
Tier 2	-	-	-	-	6.12	-	-	-
Tier 3	-	-	-	-	6.22	-	-	-
Tier 4	-	-	-	-	6.56	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	2.60	-	-
MassMutual ElectrumSM	1.42	-	1.26	-	2.21	-	-	0.98
APEX VUL	-	-	-	0.88	1.29	-	1.22	-

See Notes to Financial Statements.

F-7

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2040	Freedom 2045	Freedom 2050	Freedom 2055
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	9,612	81,856	95,698	67,854	12,001	677	15,507	77
Identified cost	$115,466	$1,176,962	$1,397,032	$1,612,493	$273,671	$16,046	$316,266	$916
Value	$119,673	$1,236,850	$1,465,132	$1,757,410	$298,102	$17,022	$351,864	$978
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	2	1	3	2	-	2	-
Total assets	119,673	1,236,852	1,465,133	1,757,413	298,104	17,022	351,866	978
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total liabilities	-	-	-	-	-	-	-	-
NET ASSETS	$119,673	$1,236,852	$1,465,133	$1,757,413	$298,104	$17,022	$351,866	$978
Outstanding units
Policy owners	83,337	832,720	942,739	1,059,304	172,137	16,273	202,304	934
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	-
Variable Universal Life II
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Tier 5	-	-	-	-	-	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	1.44	1.49	1.55	1.66	1.73	1.05	1.74	1.05
APEX VUL	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

F-8

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

					Fidelity®	Fidelity®
	Fidelity®	Fidelity®	Fidelity®	Fidelity®	VIP	VIP	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	International	International	VIP	VIP
	Freedom 2060	Growth	Health Care	Index 500	Index	Index	Overseas	Real Estate
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS				(Service Class)	(Initial Class)	(Service Class 2)		(Initial Class)
Investments
Number of shares	1,278	17,965	385	2,853	72,391	28,340	38	1
Identified cost	$15,203	$1,391,757	$12,386	$1,237,200	$725,459	$286,122	$945	$18
Value	$16,079	$1,659,285	$13,193	$1,311,712	$768,066	$299,274	$994	$18
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	4	-	1	-	-
Total assets	16,079	1,659,285	13,193	1,311,716	768,066	299,275	994	18
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	1	1	-	1	-	1	-
Total liabilities	-	1	1	-	1	-	1	-
NET ASSETS	$16,079	$1,659,284	$13,192	$1,311,716	$768,065	$299,275	$993	$18
Outstanding units
Policy owners	15,372	567,689	13,352	1,111,184	708,749	305,960	938	17
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-	-
Strategic Variable Life® Plus	-	4.08	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	-
Variable Universal Life II
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Tier 5	-	-	-	-	-	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	1.05	2.74	-	1.18	-	0.98	1.51	-
APEX VUL	-	-	0.99	-	1.08	-	1.06	1.08

See Notes to Financial Statements.

F-9

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

		Fidelity®	Fidelity®	Franklin Mutual	Franklin	Franklin	Goldman	Goldman Sachs
	Fidelity®	VIP	VIP	Global	Small Cap	Strategic	Sachs	International
	VIP	Strategic	Total Market	Discovery	Value	Income	Core Fixed	Equity
	Real Estate	Income	Index	VIP	VIP	VIP	Income	Insights
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS	(Service Class)		(Initial Class)
Investments
Number of shares	7,731	24	80,625	164	1,352,781	190	92,844	29,656
Identified cost	$123,888	$248	$1,239,166	$2,903	$18,219,120	$1,672	$880,693	$250,032
Value	$132,672	$250	$1,391,583	$3,013	$17,951,408	$1,712	$897,801	$262,455
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	1	-	-	-	-	-	1	-
Total assets	132,673	250	1,391,583	3,013	17,951,408	1,712	897,802	262,455
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	2	-	45	-	-	3
Total liabilities	-	-	2	-	45	-	-	3
NET ASSETS	$132,673	$250	$1,391,581	$3,013	$17,951,363	$1,712	$897,802	$262,452
Outstanding units
Policy owners	109,152	238	1,053,612	2,044	3,648,614	1,569	849,586	167,207
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	6.62	-	-	-
Variable Universal Life	-	-	-	-	6.22	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	1.97
Survivorship Variable Universal Life II	-	-	-	-	6.62	-	-	-
Variable Universal Life II
Tier 1	-	-	-	-	5.97	-	-	-
Tier 2	-	-	-	-	5.35	-	-	-
VUL GuardSM
Tier 1	-	-	-	-	6.29	-	-	-
Tier 2	-	-	-	-	4.84	-	-	-
Tier 3	-	-	-	-	4.60	-	-	-
Tier 4	-	-	-	-	4.69	-	-	-
Tier 5	-	-	-	-	5.09	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	4.20	-	-	-
Tier 2	-	-	-	-	4.29	-	-	-
Tier 3	-	-	-	-	4.37	-	-	-
Tier 4	-	-	-	-	4.37	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	1.22	-	-	1.47	1.60	1.09	1.06	1.33
APEX VUL	-	1.05	1.32	-	-	-	-	-

See Notes to Financial Statements.

F-10

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Goldman	Goldman	Goldman Sachs	Goldman	Goldman	Invesco
	Sachs	Sachs	Small Cap	Sachs	Sachs	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.
	Large Cap	Mid Cap	Equity	Strategic	U.S. Equity	International	American	Capital
	Value	Value	Insights	Growth	Insights	Growth	Franchise	Appreciation
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	345	130,231	4,505	949,132	8,849	13,477,945	7,431	1,921,204
Identified cost	$3,121	$2,171,342	$52,373	$11,796,615	$141,268	$29,745,191	$404,766	$93,732,441
Value	$2,907	$2,085,006	$55,319	$11,902,112	$172,819	$27,225,448	$438,128	$90,431,066
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	4	-	-	-	-	-	-
Total assets	2,907	2,085,010	55,319	11,902,112	172,819	27,225,448	438,128	90,431,066
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	6	-	-	82	15	61	-	97
Total liabilities	6	-	-	82	15	61	-	97
NET ASSETS	$2,901	$2,085,010	$55,319	$11,902,030	$172,804	$27,225,387	$438,128	$90,430,969
Outstanding units
Policy owners	774	258,933	34,164	1,917,718	39,290	7,827,963	198,188	15,425,839
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	3.87	9.83	-	6.39	5.33	4.04	-	12.60
Variable Life Select	-	-	-	-	-	-	-	11.52
Strategic Group Variable Universal Life®	-	-	-	-	-	3.91	-	6.13
Survivorship Variable Universal Life	-	-	-	5.51	-	3.22	-	6.14
Variable Universal Life	-	-	-	4.38	-	3.01	-	5.18
Strategic Variable Life® Plus	3.50	9.09	-	5.24	4.40	3.61	-	5.00
Survivorship Variable Universal Life II	-	-	-	4.70	-	3.22	-	3.73
Variable Universal Life II
Tier 1	-	-	-	4.79	-	2.72	-	3.70
Tier 2	-	-	-	6.81	-	3.82	-	5.24
VUL GuardSM
Tier 1	-	-	-	7.24	-	5.21	-	5.85
Tier 2	-	-	-	6.16	-	3.45	-	4.74
Tier 3	-	-	-	5.86	-	3.28	-	4.50
Tier 4	-	-	-	5.97	-	3.35	-	4.60
Tier 5	-	-	-	6.48	-	3.63	-	4.98
Survivorship VUL GuardSM
Tier 1	-	-	-	5.77	-	3.29	-	4.51
Tier 2	-	-	-	5.89	-	3.36	-	4.60
Tier 3	-	-	-	6.00	-	3.42	-	4.69
Tier 4	-	-	-	6.00	-	3.42	-	4.69
Variable Universal Life III
Tier 1	-	-	-	-	-	3.01	-	5.60
Tier 2	-	-	-	-	-	3.05	-	5.68
Tier 3	-	-	-	-	-	3.10	-	5.77
Tier 4	-	-	-	-	-	3.27	-	6.09
Strategic Group Variable Universal Life® II	-	-	-	-	-	1.51	-	-
MassMutual ElectrumSM	-	1.79	1.62	-	-	1.34	2.21	-
APEX VUL	-	-	-	-	-	1.01	-	-

See Notes to Financial Statements.

F-11

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

		Invesco V.I.		Invesco V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.
	Invesco V.I.	Conservative	Invesco V.I.	Discovery	Diversified	EQV International	Invesco V.I.	Global Real
	Comstock	Balanced	Core Plus Bond	Mid Cap Growth	Dividend	Equity	Global	Estate
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	5,344	92,308	2,512,136	1,033,914	99,458	676	2,794,358	4,285
Identified cost	$95,149	$1,445,210	$16,480,026	$77,425,052	$2,543,777	$20,498	$107,222,723	$55,454
Value	$105,109	$1,417,843	$14,419,662	$64,940,109	$2,410,874	$23,045	$102,161,740	$59,903
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	3	-	-	1	-	-
Total assets	105,109	1,417,843	14,419,665	64,940,109	2,410,874	23,046	102,161,740	59,903
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	4	-	51	59	-	109	-
Total liabilities	-	4	-	51	59	-	109	-
NET ASSETS	$105,109	$1,417,839	$14,419,665	$64,940,058	$2,410,815	$23,046	$102,161,631	$59,903
Outstanding units
Policy owners	55,585	548,818	10,254,266	13,017,146	1,090,322	16,647	16,632,778	54,624
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$4.46	$-
Large Case Variable Life Plus	-	-	-	8.75	-	-	11.99	-
Strategic Variable Life®	-	4.21	2.05	8.55	-	-	13.08	-
Variable Life Select	-	-	-	7.77	-	-	11.85	-
Strategic Group Variable Universal Life®	-	2.58	1.55	4.47	-	-	7.83	-
Survivorship Variable Universal Life	-	-	1.48	4.72	2.25	-	8.19	-
Variable Universal Life	-	-	1.54	4.48	2.11	-	7.43	-
Strategic Variable Life® Plus	-	2.53	1.51	4.12	-	-	7.18	-
Survivorship Variable Universal Life II	-	-	1.65	2.38	2.25	-	4.68	-
Variable Universal Life II
Tier 1	-	-	1.34	3.52	2.03	-	4.66	-
Tier 2	-	-	1.29	4.90	1.91	-	5.44	-
VUL GuardSM
Tier 1	-	-	1.23	5.65	2.13	-	6.80	-
Tier 2	-	-	1.16	4.43	1.73	-	4.92	-
Tier 3	-	-	1.11	4.21	1.64	-	4.68	-
Tier 4	-	-	1.13	4.29	1.68	-	4.77	-
Tier 5	-	-	1.22	4.65	1.82	-	5.17	-
Survivorship VUL GuardSM
Tier 1	-	-	1.08	4.26	1.61	-	4.55	-
Tier 2	-	-	1.10	4.34	1.64	-	4.64	-
Tier 3	-	-	1.12	4.43	1.67	-	4.73	-
Tier 4	-	-	1.12	4.43	1.67	-	4.73	-
Variable Universal Life III
Tier 1	-	-	-	5.48	3.25	-	4.60	-
Tier 2	-	-	-	5.57	3.30	-	4.67	-
Tier 3	-	-	-	5.65	3.35	-	4.74	-
Tier 4	-	-	-	5.96	3.53	-	4.99	-
Strategic Group Variable Universal Life® II	-	-	-	2.25	-	-	2.06	-
MassMutual ElectrumSM	1.89	-	-	1.92	1.53	1.38	1.78	1.10
APEX VUL	-	-	-	0.98	-	-	1.11	-

See Notes to Financial Statements.

F-12

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Invesco V.I.			Invesco V.I.	Invesco V.I.		Invesco V.I.	Janus
	Global	Invesco V.I.	Invesco V.I.	Main Street	Small Cap	Invesco V.I.	U.S. Government	Henderson
	Strategic Income	Health Care	Main Street	Small Cap	Equity	Technology	Money	Balanced
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS								(Institutional Class)
Investments
Number of shares	7,509,236	164,603	1,836,134	129,979	45	382,790	3,487,062	28
Identified cost	$32,935,774	$4,683,472	$40,545,473	$3,187,964	$683	$7,816,963	$3,487,062	$1,297
Value	$32,214,621	$4,264,852	$33,454,356	$3,497,733	$781	$7,081,608	$3,487,062	$1,287
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	80	-
Total assets	32,214,621	4,264,852	33,454,356	3,497,733	781	7,081,608	3,487,142	1,287
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	89	66	78	4	-	84	-	8
Total liabilities	89	66	78	4	-	84	-	8
NET ASSETS	$32,214,532	$4,264,786	$33,454,278	$3,497,729	$781	$7,081,524	$3,487,142	$1,279
Outstanding units
Policy owners	13,454,447	931,122	7,176,261	431,845	471	1,298,780	2,615,717	308
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	0.81	-	-	-	-	-	-	-
Strategic Variable Life®	3.53	-	11.09	8.80	-	-	1.68	-
Variable Life Select	3.28	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	2.45	-	4.59	7.96	-	-	1.34	-
Survivorship Variable Universal Life	2.68	5.12	4.72	-	-	3.31	-	-
Variable Universal Life	2.51	4.81	3.75	-	-	3.09	-	-
Strategic Variable Life® Plus	2.48	-	4.38	8.22	-	-	1.31	4.15
Survivorship Variable Universal Life II	2.63	5.12	4.03	-	-	3.31	-	-
Variable Universal Life II
Tier 1	2.27	4.62	4.10	-	-	2.63	-	-
Tier 2	2.01	4.72	5.14	-	-	5.38	-	-
VUL GuardSM
Tier 1	2.03	4.86	5.63	-	-	6.80	-	-
Tier 2	1.82	4.27	4.65	-	-	4.87	-	-
Tier 3	1.73	4.06	4.42	-	-	4.63	-	-
Tier 4	1.76	4.14	4.51	-	-	4.72	-	-
Tier 5	1.91	4.49	4.89	-	-	5.12	-	-
Survivorship VUL GuardSM
Tier 1	1.69	3.89	4.33	-	-	5.46	-	-
Tier 2	1.72	3.97	4.41	-	-	5.57	-	-
Tier 3	1.75	4.05	4.50	-	-	5.68	-	-
Tier 4	1.75	4.05	4.50	-	-	5.68	-	-
Variable Universal Life III
Tier 1	1.64	3.97	5.11	-	-	6.51	-	-
Tier 2	1.66	4.03	5.19	-	-	6.61	-	-
Tier 3	1.69	4.09	5.27	-	-	6.72	-	-
Tier 4	1.78	4.31	5.55	-	-	7.08	-	-
Strategic Group Variable Universal Life® II	1.13	-	2.24	-	-	-	-	-
MassMutual ElectrumSM	1.04	-	1.85	-	1.66	-	-	-
APEX VUL	0.94	-	1.27	-	-	-	-	-

See Notes to Financial Statements.

F-13

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

						Janus Henderson
	Janus	Janus	Janus	Janus	Janus	Global	Lord Abbett	LVIP
	Henderson	Henderson	Henderson	Henderson	Henderson	Technology and	Developing	JPMorgan
	Balanced	Forty	Forty	Global Research	Global Research	Innovation	Growth	U.S. Equity
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS	(Service Class)	(Institutional Class)	(Service Class)	(Institutional Class)	(Service Class)
Investments
Number of shares	131,418	583,632	8,513	399,356	5,913	429	7,835	39,531
Identified cost	$5,589,607	$24,513,151	$368,470	$21,254,058	$321,458	$6,217	$225,766	$1,496,490
Value	$6,314,656	$27,634,982	$361,718	$24,400,660	$348,977	$6,855	$187,722	$1,487,381
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	1
Total assets	6,314,656	27,634,982	361,718	24,400,660	348,977	6,855	187,722	1,487,382
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	59	31	45	-	43	7	-	-
Total liabilities	59	31	45	-	43	7	-	-
NET ASSETS	$6,314,597	$27,634,951	$361,673	$24,400,660	$348,934	$6,848	$187,722	$1,487,382
Outstanding units
Policy owners	1,372,650	3,388,528	42,668	9,943,265	95,568	5,360	100,311	645,592
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	5.61	-	2.11	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	4.91	-	-	-	-	-	-	-
Variable Universal Life	4.62	5.33	-	2.03	-	-	-	-
Strategic Variable Life® Plus	-	5.26	-	1.98	-	-	-	-
Survivorship Variable Universal Life II	4.91	5.72	-	2.18	-	-	-	-
Variable Universal Life II
Tier 1	4.43	6.93	-	2.63	-	-	-	-
Tier 2	4.63	9.79	-	4.04	-	-	-	-
VUL GuardSM
Tier 1	4.66	-	9.70	-	4.30	-	-	-
Tier 2	4.19	-	8.42	-	3.48	-	-	-
Tier 3	3.98	-	8.01	-	3.31	-	-	-
Tier 4	4.06	-	8.17	-	3.37	-	-	-
Tier 5	4.40	-	8.86	-	3.66	-	-	-
Survivorship VUL GuardSM
Tier 1	3.95	-	7.63	-	3.45	-	-	-
Tier 2	4.02	-	7.78	-	3.51	-	-	-
Tier 3	4.10	-	7.93	-	3.58	-	-	-
Tier 4	4.10	-	7.93	-	3.58	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	-	-	-	-	-	-	1.87	2.30
APEX VUL	-	-	-	-	-	1.28	-	-

See Notes to Financial Statements.

F-14

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	MFS®
	Blended	MFS®	MFS®		MFS®	MFS®	MFS®	MFS®
	Research®	Global	Government	MFS®	International	Investors	Mid Cap	New
	Core Equity	Real Estate	Securities	Growth	Intrinsic Value	Trust	Value	Discovery
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	7,252	24,160	50	42,440	45,870	22,319	24,742	485,646
Identified cost	$371,950	$331,632	$542	$2,471,412	$1,330,049	$800,410	$228,130	$8,619,565
Value	$402,105	$316,016	$548	$2,558,715	$1,348,573	$803,255	$243,210	$6,284,263
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	1	-	-	-	-	1	-
Total assets	402,105	316,017	548	2,558,715	1,348,573	803,255	243,211	6,284,263
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	9	2	35	-	54
Total liabilities	-	-	-	9	2	35	-	54
NET ASSETS	$402,105	$316,017	$548	$2,558,706	$1,348,571	$803,220	$243,211	$6,284,209
Outstanding units
Policy owners	187,947	225,052	535	560,304	902,358	137,883	139,347	1,075,318
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	7.12	-	-	-	8.51
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	5.54	-	-	-	6.54
Survivorship Variable Universal Life	-	-	-	-	-	6.45	-	6.93
Variable Universal Life	-	-	-	-	-	6.07	-	6.51
Strategic Variable Life® Plus	-	-	-	5.88	-	-	-	7.30
Survivorship Variable Universal Life II	-	-	-	-	-	6.45	-	6.93
Variable Universal Life II
Tier 1	-	-	-	-	-	5.82	-	6.25
Tier 2	-	-	-	-	-	5.81	-	5.36
VUL GuardSM
Tier 1	-	-	-	-	-	6.13	-	6.58
Tier 2	-	-	-	-	-	5.25	-	4.84
Tier 3	-	-	-	-	-	4.99	-	4.61
Tier 4	-	-	-	-	-	5.09	-	4.70
Tier 5	-	-	-	-	-	5.52	-	5.09
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	4.92	-	5.44
Tier 2	-	-	-	-	-	5.01	-	5.55
Tier 3	-	-	-	-	-	5.11	-	5.66
Tier 4	-	-	-	-	-	5.11	-	5.66
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	2.14	1.40	1.03	2.41	1.49	-	1.75	-
APEX VUL	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

F-15

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

					MML
				MML	American Funds	MML	MML
	MFS®	MFS®	MFS®	Aggressive	Core	American Funds	Balanced	MML
	Research	Utilities	Value	Allocation	Allocation	Growth	Allocation	Blend
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	28,487	1,068	244,944	745,100	163,287	362,209	414,457	1,631,260
Identified cost	$821,522	$37,358	$5,545,625	$6,681,672	$1,690,311	$5,399,923	$3,773,106	$34,096,831
Value	$910,725	$34,444	$5,209,968	$6,206,684	$1,642,665	$5,056,445	$3,406,839	$31,734,071
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	4	-	1	8	-	-
Total assets	910,725	34,444	5,209,972	6,206,684	1,642,666	5,056,453	3,406,839	31,734,071
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	9	-	-	24	-	-	29	61
Total liabilities	9	-	-	24	-	-	29	61
NET ASSETS	$910,716	$34,444	$5,209,972	$6,206,660	$1,642,666	$5,056,453	$3,406,810	$31,734,010
Outstanding units
Policy owners	190,077	21,979	3,118,821	2,124,003	1,296,151	3,681,159	1,966,775	6,897,148
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$13.03
Large Case Variable Life Plus	-	-	-	-	-	-	-	10.79
Strategic Variable Life®	5.65	-	-	-	-	-	-	6.37
Variable Life Select	-	-	-	-	-	-	-	5.91
Strategic Group Variable Universal Life®	4.52	-	-	2.46	-	-	1.82	-
Survivorship Variable Universal Life	-	-	-	-	-	-	-	4.04
Variable Universal Life	-	-	-	-	-	-	-	3.63
Strategic Variable Life® Plus	4.85	-	-	-	-	-	-	3.57
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	3.87
Variable Universal Life II	-	-	-	-	-	-	-	-
Tier 1	-	-	-	-	-	-	-	3.57
Tier 2	-	-	-	-	-	-	-	4.12
VUL GuardSM	-	-	-	-	-	-	-	-
Tier 1	-	-	-	-	-	-	-	4.28
Tier 2	-	-	-	-	-	-	-	3.73
Tier 3	-	-	-	-	-	-	-	3.55
Tier 4	-	-	-	-	-	-	-	3.62
Tier 5	-	-	-	-	-	-	-	3.92
Survivorship VUL GuardSM	-	-	-	-	-	-	-	-
Tier 1	-	-	-	-	-	-	-	3.46
Tier 2	-	-	-	-	-	-	-	3.53
Tier 3	-	-	-	-	-	-	-	3.60
Tier 4	-	-	-	-	-	-	-	3.60
Variable Universal Life III	-	-	-	-	-	-	-	-
Tier 1	-	-	-	3.94	-	-	2.65	-
Tier 2	-	-	-	4.00	-	-	2.69	-
Tier 3	-	-	-	4.06	-	-	2.73	-
Tier 4	-	-	-	4.29	-	-	2.88	-
Strategic Group Variable Universal Life® II	-	-	-	1.89	1.72	3.15	1.52	1.85
MassMutual ElectrumSM	-	1.57	1.67	1.62	1.50	2.55	1.37	1.61
APEX VUL	-	-	-	1.19	1.12	1.24	1.06	1.14

See Notes to Financial Statements.

F-16

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	MML	MML	MML		MML	MML	MML	MML
	Blue Chip	Conservative	Dynamic	MML	Equity	Equity	Equity	Equity
	Growth	Allocation	Bond	Equity	Income	Index	Index	Index
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS						(Service Class I)	(Class II)	(Class III)
Investments
Number of shares	1,172,552	229,850	21,538	3,824,395	349,350	205,691	3,739,188	193,101
Identified cost	$18,165,180	$2,093,128	$189,019	$98,767,029	$3,622,597	$5,449,520	$106,381,630	$5,531,152
Value	$18,760,826	$1,841,101	$185,009	$100,476,910	$3,455,069	$5,837,505	$112,287,815	$5,781,437
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	1	-	-	6	-	6
Total assets	18,760,826	1,841,101	185,010	100,476,910	3,455,069	5,837,511	112,287,815	5,781,443
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	43	27	-	88	6	-	22	-
Total liabilities	43	27	-	88	6	-	22	-
NET ASSETS	$18,760,783	$1,841,074	$185,010	$100,476,822	$3,455,063	$5,837,511	$112,287,793	$5,781,443
Outstanding units
Policy owners	5,282,513	1,068,204	179,247	17,945,278	1,539,176	2,738,435	20,275,166	4,252,177
UNIT VALUE
Variable Life Plus	$-	$-	$-	$14.94	$-	$-	$4.29	$-
Large Case Variable Life Plus	-	-	-	12.15	-	-	10.17	-
Strategic Variable Life®	3.00	-	-	6.84	-	-	8.37	-
Variable Life Select	-	-	-	6.31	-	-	4.58	-
Strategic Group Variable Universal Life®	3.76	1.68	-	2.85	-	-	6.19	-
Survivorship Variable Universal Life	4.39	-	-	3.70	-	-	5.88	-
Variable Universal Life	3.04	-	-	3.35	-	-	4.97	-
Strategic Variable Life® Plus	2.81	-	-	3.28	-	-	4.75	-
Survivorship Variable Universal Life II	3.27	-	-	3.69	-	-	4.51	-
Variable Universal Life II
Tier 1	3.76	-	-	3.22	-	-	4.65	-
Tier 2	5.73	-	-	4.32	-	-	6.12	-
VUL GuardSM
Tier 1	6.10	-	-	4.75	-	-	6.69	-
Tier 2	5.18	-	-	3.90	-	-	5.54	-
Tier 3	4.93	-	-	3.71	-	-	5.26	-
Tier 4	5.03	-	-	3.79	-	-	5.37	-
Tier 5	5.45	-	-	4.11	-	-	5.82	-
Survivorship VUL GuardSM
Tier 1	5.08	-	-	3.51	-	-	5.11	-
Tier 2	5.18	-	-	3.58	-	-	5.21	-
Tier 3	5.28	-	-	3.65	-	-	5.31	-
Tier 4	5.28	-	-	3.65	-	-	5.31	-
Variable Universal Life III
Tier 1	7.31	2.41	-	4.16	3.92	-	5.78	-
Tier 2	7.42	2.44	-	4.22	3.98	-	5.87	-
Tier 3	7.53	2.48	-	4.29	4.04	-	5.96	-
Tier 4	7.94	2.62	-	4.52	4.26	-	6.29	-
Strategic Group Variable Universal Life® II	2.57	1.45	1.15	2.00	2.07	-	-	-
MassMutual ElectrumSM	2.16	1.32	1.06	1.73	1.70	2.13	-	-
APEX VUL	1.07	1.04	0.91	1.38	1.35	-	-	1.36

See Notes to Financial Statements.

F-17

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	MML	MML		MML	MML			MML
	Equity	Focused	MML	Fundamental	Fundamental	MML	MML	Growth
	Rotation	Equity	Foreign	Equity	Value	Global	Global	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS						(Service Class I)	(Class II)
Investments
Number of shares	4	63,821	89,423	108,933	14,603	72,932	165,472	955,500
Identified cost	$49	$460,408	$841,671	$1,108,197	$176,987	$263,004	$774,848	$6,960,518
Value	$52	$456,956	$852,201	$1,110,024	$176,116	$291,727	$762,827	$6,889,153
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	52	456,956	852,201	1,110,024	176,116	291,727	762,827	6,889,153
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	7	23	7	9	-	24	16
Total liabilities	-	7	23	7	9	-	24	16
NET ASSETS	$52	$456,949	$852,178	$1,110,017	$176,107	$291,727	$762,803	$6,889,137
Outstanding units
Policy owners	48	247,711	559,198	492,360	111,479	182,688	277,802	2,296,938
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	2.21
Survivorship Variable Universal Life	-	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	-
Variable Universal Life II	-	-	-	-	-	-	-	-
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Tier 5	-	-	-	-	-	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Variable Universal Life III
Tier 1	-	-	1.97	-	-	-	4.05	3.42
Tier 2	-	-	2.00	-	-	-	4.11	3.47
Tier 3	-	-	2.03	-	-	-	4.17	3.52
Tier 4	-	-	2.14	-	-	-	4.40	3.71
Strategic Group Variable Universal Life® II	-	2.62	1.35	2.65	2.02	-	1.94	1.75
MassMutual ElectrumSM	-	2.08	1.22	2.28	1.73	1.60	-	1.53
APEX VUL	1.08	1.29	1.17	1.27	1.43	-	1.14	1.14

See Notes to Financial Statements.

F-18

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

			MML
	MML	MML	Inflation-	MML	MML	MML	MML	MML
	High	Income	Protected	International	iShares® 60/40	iShares® 80/20	Large Cap	Managed
	Yield	& Growth	and Income	Equity	Allocation	Allocation	Growth	Bond
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	29,190	148,923	615,001	14,379	649	2,266	52,358	1,988,165
Identified cost	$250,351	$1,505,007	$6,229,711	$141,446	$6,184	$21,560	$665,021	$24,312,725
Value	$251,327	$1,498,161	$5,362,803	$147,677	$6,356	$22,637	$727,776	$21,581,109
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	1	-	-	-	-	-	-	-
Total assets	251,328	1,498,161	5,362,803	147,677	6,356	22,637	727,776	21,581,109
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	21	71	4	6	-	8	67
Total liabilities	-	21	71	4	6	-	8	67
NET ASSETS	$251,328	$1,498,140	$5,362,732	$147,673	$6,350	$22,637	$727,768	$21,581,042
Outstanding units
Policy owners	209,556	654,223	3,038,072	110,693	5,872	20,507	414,702	10,003,280
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$5.66
Large Case Variable Life Plus	-	-	-	-	-	-	-	4.96
Strategic Variable Life®	-	-	-	-	-	-	-	3.18
Variable Life Select	-	-	-	-	-	-	-	2.99
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	2.22
Survivorship Variable Universal Life	-	-	1.95	-	-	-	-	2.58
Variable Universal Life	-	-	1.83	-	-	-	-	2.32
Strategic Variable Life® Plus	-	-	-	-	-	-	-	2.33
Survivorship Variable Universal Life II	-	-	1.95	-	-	-	-	2.50
Variable Universal Life II						-
Tier 1	-	-	1.75	-	-	-	-	1.99
Tier 2	-	-	1.81	-	-	-	-	1.91
VUL GuardSM						-
Tier 1	-	-	1.77	-	-	-	-	1.82
Tier 2	-	-	1.64	-	-	-	-	1.73
Tier 3	-	-	1.56	-	-	-	-	1.64
Tier 4	-	-	1.59	-	-	-	-	1.67
Tier 5	-	-	1.72	-	-	-	-	1.82
Survivorship VUL GuardSM						-
Tier 1	-	-	1.53	-	-	-	-	1.61
Tier 2	-	-	1.56	-	-	-	-	1.65
Tier 3	-	-	1.59	-	-	-	-	1.68
Tier 4	-	-	1.59	-	-	-	-	1.68
Variable Universal Life III					-	-
Tier 1	-	3.89	1.61	-	-	-	-	1.53
Tier 2	-	3.95	1.63	-	-	-	-	1.55
Tier 3	-	4.01	1.66	-	-	-	-	1.57
Tier 4	-	4.23	1.75	-	-	-	-	1.66
Strategic Group Variable Universal Life® II	1.51	2.11	1.25	1.52	-	-	2.92	1.15
MassMutual ElectrumSM	1.26	1.72	1.17	1.27	-	-	2.51	1.09
APEX VUL	1.09	1.41	0.97	1.18	1.08	1.10	1.32	0.90

See Notes to Financial Statements.

F-19

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	MML	MML	MML	MML	MML	MML	MML	MML
	Managed	Mid Cap	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Small Company
	Volatility	Growth	Value	Allocation	Bond	Equity	Growth Equity	Value
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	812,407	327,073	272,235	275,510	40,716	2,682,046	1,855,204	55,967
Identified cost	$10,337,597	$3,570,668	$2,425,482	$2,653,513	$358,514	$26,838,924	$22,217,276	$543,204
Value	$9,933,032	$3,525,847	$2,150,657	$2,336,326	$362,782	$29,297,411	$18,257,619	$476,840
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	9,933,032	3,525,847	2,150,657	2,336,326	362,782	29,297,411	18,257,619	476,840
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	90	17	24	42	1	74	102	10
Total liabilities	90	17	24	42	1	74	102	10
NET ASSETS	$9,932,942	$3,525,830	$2,150,633	$2,336,284	$362,781	$29,297,337	$18,257,517	$476,830
Outstanding units
Policy owners	4,027,241	974,670	757,179	976,188	336,090	5,752,578	4,063,245	289,137
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	4.13	-
Variable Life Select	-	-	-	-	-	6.07	-	-
Strategic Group Variable Universal Life®	-	-	-	1.96	-	6.04	-	-
Survivorship Variable Universal Life	2.49	-	-	-	-	5.63	5.67	-
Variable Universal Life	2.32	-	-	-	-	6.45	4.22	-
Strategic Variable Life® Plus	2.06	-	-	-	-	6.77	3.87	-
Survivorship Variable Universal Life II	2.49	-	-	-	-	6.22	4.53	-
Variable Universal Life II				-
Tier 1	2.18	-	-	-	-	5.13	5.04	-
Tier 2	2.58	-	-	-	-	4.99	5.71	-
VUL GuardSM				-
Tier 1	2.89	-	-	-	-	5.83	7.20	-
Tier 2	2.34	-	-	-	-	4.52	5.16	-
Tier 3	2.22	-	-	-	-	4.29	4.91	-
Tier 4	2.27	-	-	-	-	4.38	5.01	-
Tier 5	2.46	-	-	-	-	4.75	5.43	-
Survivorship VUL GuardSM				-
Tier 1	2.11	-	-	-	-	4.40	5.21	-
Tier 2	2.15	-	-	-	-	4.49	5.31	-
Tier 3	2.19	-	-	-	-	4.57	5.41	-
Tier 4	2.19	-	-	-	-	4.57	5.41	-
Variable Universal Life III				-
Tier 1	2.36	6.59	4.84	2.92	-	5.47	5.38	-
Tier 2	2.40	6.69	4.92	2.97	-	5.55	5.46	-
Tier 3	2.44	6.79	4.99	3.01	-	5.64	5.54	-
Tier 4	2.57	7.16	5.27	3.18	-	5.94	5.84	-
Strategic Group Variable Universal Life® II	1.43	2.21	1.97	1.60	1.14	2.18	2.22	2.07
MassMutual ElectrumSM	1.31	1.84	1.57	1.42	1.09	1.78	1.86	1.61
APEX VUL	1.11	1.07	1.29	1.10	0.99	1.27	1.04	1.30

See Notes to Financial Statements.

F-20

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

		MML				PIMCO
	MML	Strategic	MML	MML	MML	Commodity-	PIMCO
	Small/Mid Cap	Emerging	Sustainable	Total Return	U.S. Government	RealReturn®	Global Bond	PIMCO
	Value	Markets	Equity	Bond	Money Market	Strategy	Opportunities	High Yield
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	148,097	43,139	130,969	53,959	22,589,077	90,903	22,236	23,492
Identified cost	$1,436,606	$272,356	$2,310,352	$476,344	$22,589,077	$583,854	$248,177	$180,333
Value	$1,328,434	$229,930	$1,927,869	$487,253	$22,589,075	$496,328	$213,914	$168,676
Dividends receivable	-	-	-	-	1	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	1	562	-	13	26
Total assets	1,328,434	229,930	1,927,869	487,254	22,589,638	496,328	213,927	168,702
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	20	11	22	-	-	25	-	-
Total liabilities	20	11	22	-	-	25	-	-
NET ASSETS	$1,328,414	$229,919	$1,927,847	$487,254	$22,589,638	$496,303	$213,927	$168,702
Outstanding units
Policy owners	426,872	270,427	541,371	494,452	19,075,762	440,774	206,390	134,084
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$2.27	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	1.99	-	-	-
Strategic Variable Life®	-	-	-	-	1.64	-	-	-
Variable Life Select	-	-	-	-	1.52	-	-	-
Strategic Group Variable Universal Life®	-	0.83	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	1.44	-	-	-
Variable Universal Life	-	-	-	-	1.30	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	1.32	-	-	-
Variable Universal Life II	-
Tier 1	-	-	-	-	1.12	-	-	-
Tier 2	-	-	-	-	1.21	-	-	-
VUL GuardSM	-
Tier 1	-	-	-	-	1.15	-	-	-
Tier 2	-	-	-	-	1.09	-	-	-
Tier 3	-	-	-	-	1.04	-	-	-
Tier 4	-	-	-	-	1.06	-	-	-
Tier 5	-	-	-	-	1.15	-	-	-
Survivorship VUL GuardSM	-
Tier 1	-	-	-	-	1.07	-	-	-
Tier 2	-	-	-	-	1.09	-	-	-
Tier 3	-	-	-	-	1.11	-	-	-
Tier 4	-	-	-	-	1.11	-	-	-
Variable Universal Life III
Tier 1	4.92	-	5.27	-	0.99	1.08	-	-
Tier 2	5.00	-	5.35	-	1.01	1.09	-	-
Tier 3	5.08	-	5.43	-	1.02	1.11	-	-
Tier 4	5.35	-	5.72	-	1.08	1.17	-	-
Strategic Group Variable Universal Life® II	1.94	1.32	2.50	1.11	1.10	-	-	-
MassMutual ElectrumSM	1.59	1.09	2.08	1.06	1.10	1.40	1.04	1.26
APEX VUL	1.37	0.77	1.34	0.87	1.03	-	-	-

See Notes to Financial Statements.

F-21

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

				T. Rowe Price	T. Rowe Price		T. Rowe Price	T. Rowe Price
	PIMCO	PIMCO	PIMCO	All-Cap	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap
	Income	Real Return	Total Return	Opportunities	Growth	Equity Income	Bond	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	1,496	1,855	17,146	145,807	497,770	818,551	15,353	2,153,608
Identified cost	$14,624	$21,297	$153,947	$4,785,002	$21,329,918	$21,980,859	$72,555	$61,662,758
Value	$14,881	$21,467	$157,402	$5,015,752	$22,992,011	$22,722,973	$71,543	$62,691,526
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	1	12	-	-	-	-	-
Total assets	14,881	21,468	157,414	5,015,752	22,992,011	22,722,973	71,543	62,691,526
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	9	-	-	12	27	77	5	50
Total liabilities	9	-	-	12	27	77	5	50
NET ASSETS	$14,872	$21,468	$157,414	$5,015,740	$22,991,984	$22,722,896	$71,538	$62,691,476
Outstanding units
Policy owners	14,068	18,460	147,323	766,818	3,094,494	5,059,409	64,225	7,274,609
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$7.46
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	8.38	-	-	-	11.65
Variable Life Select	-	-	-	-	-	-	-	9.21
Strategic Group Variable Universal Life®	-	-	-	6.43	-	-	-	9.12
Survivorship Variable Universal Life	-	-	-	-	8.41	5.07	-	11.29
Variable Universal Life	-	-	-	-	7.90	4.77	-	10.12
Strategic Variable Life® Plus	-	-	-	7.01	-	-	1.74	10.03
Survivorship Variable Universal Life II	-	-	-	-	8.41	5.07	-	8.20
Variable Universal Life II
Tier 1	-	-	-	-	7.58	4.58	-	7.32
Tier 2	-	-	-	-	7.41	4.46	-	7.90
VUL GuardSM
Tier 1	-	-	-	-	7.99	4.82	-	9.40
Tier 2	-	-	-	-	6.70	4.03	-	7.14
Tier 3	-	-	-	-	6.37	3.83	-	6.79
Tier 4	-	-	-	-	6.50	3.91	-	6.93
Tier 5	-	-	-	-	7.05	4.24	-	7.51
Survivorship VUL GuardSM
Tier 1	-	-	-	-	6.34	3.56	-	-
Tier 2	-	-	-	-	6.46	3.63	-	-
Tier 3	-	-	-	-	6.59	3.70	-	-
Tier 4	-	-	-	-	6.59	3.70	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	-	1.16	1.07	-	-	-	1.11	-
APEX VUL	1.06	-	-	-	-	-	-	-

See Notes to Financial Statements.

F-22

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Templeton	Templeton	Vanguard VIF	Vanguard VIF	Vanguard VIF	Voya	Voya	Voya
	Foreign	Global	Global Bond	Mid Cap	Real Estate	International	Russell™	Russell™
	VIP	Bond VIP	Index	Index	Index	Index	Mid Cap Index	Small Cap Index
ASSETS
Investments
Number of shares	840,037	4,671	24,299	59,038	42,406	169,746	271,040	56,208
Identified cost	$10,871,204	$61,083	$445,105	$1,341,842	$515,721	$1,723,271	$2,890,347	$707,933
Value	$11,962,131	$63,391	$451,968	$1,412,791	$505,478	$1,868,906	$2,951,627	$765,548
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	3	-	1	-	-
Total assets	11,962,131	63,391	451,968	1,412,794	505,478	1,868,907	2,951,627	765,548
LIABILITIES	-	-	-	-	-	-	-	-
Payable to Massachusetts Mutual Life Insurance Company	72	-	11	-	1	-	1	1
Total liabilities
NET ASSETS	$11,962,059	$63,391	$451,957	$1,412,794	$505,477	$1,868,907	$2,951,626	$765,547
Outstanding units
Policy owners	5,020,897	68,923	508,934	1,176,536	440,975	1,380,711	1,695,519	508,815
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	2.23	-	-	-	-	-	-	-
Variable Universal Life	1.96	-	-	-	-	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	2.10	-	-	-	-	-	-	-
Variable Universal Life II	-	-	-	-	-	-	-	-
Tier 1	1.93	-	-	-	-	-	-	-
Tier 2	2.43	-	-	-	-	-	-	-
VUL GuardSM	-	-	-	-	-	-	-	-
Tier 1	2.86	-	-	-	-	-	-	-
Tier 2	2.20	-	-	-	-	-	-	-
Tier 3	2.09	-	-	-	-	-	-	-
Tier 4	2.13	-	-	-	-	-	-	-
Tier 5	2.31	-	-	-	-	-	-	-
Survivorship VUL GuardSM	-	-	-	-	-	-	-	-
Tier 1	1.98	-	-	-	-	-	-	-
Tier 2	2.02	-	-	-	-	-	-	-
Tier 3	2.06	-	-	-	-	-	-	-
Tier 4	2.06	-	-	-	-	-	-	-
Variable Universal Life III	-	-	-	-	-	-	-	-
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	0.92	-	-	-	1.35	1.74	1.50
MassMutual ElectrumSM	-	-	0.89	1.20	1.15	-	-	-
APEX VUL	30.36	0.92	0.89	1.20	1.15	1.35	1.74	1.50

See Notes to Financial Statements.

F-23

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

VY® CBRE
Global
Real Estate
ASSETS
Investments
Number of shares	61,306
Identified cost	$648,802
Value	$627,772
Dividends receivable	-
Receivable to Massachusetts Mutual Life Insurance Company	-
Total assets	627,772
LIABILITIES	-
Payable to Massachusetts Mutual Life Insurance Company	15
Total liabilities
NET ASSETS	$627,757
Outstanding units
Policy owners	242,413
UNIT VALUE
Variable Life Plus	$-
Large Case Variable Life Plus	-
Strategic Variable Life®	-
Variable Life Select	-
Strategic Group Variable Universal Life®	-
Survivorship Variable Universal Life	-
Variable Universal Life	-
Strategic Variable Life® Plus	-
Survivorship Variable Universal Life II	-
Variable Universal Life II	-
Tier 1	-
Tier 2	-
VUL GuardSM	-
Tier 1	-
Tier 2	-
Tier 3	-
Tier 4	-
Tier 5	-
Survivorship VUL GuardSM	-
Tier 1	-
Tier 2	-
Tier 3	-
Tier 4	-
Variable Universal Life III	2.46
Tier 1	2.49
Tier 2	2.53
Tier 3	2.67
Tier 4	-
Strategic Group Variable Universal Life® II	-
MassMutual ElectrumSM	-
APEX VUL	10.16

See Notes to Financial Statements.

F-24

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2023

	American	American	American	American		American Funds
	Century	Century	Century	Century	American	Insurance Series®	American Funds	BlackRock
	VP Capital	VP Disciplined	VP Inflation	VP	Century	Asset	Insurance Series®	High Yield
	Appreciation	Core Value	Protection	International	VP Value	Allocation	Growth-Income	V.I.
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$-	$476,703	$958	$17,735	$391,383	$530,993	$585,020	$3,779
Expenses
Mortality and expense risk fees	2,502	108,088	71	3,692	55,682	69,809	124,686	144
Net investment income (loss)	(2,502)	368,615	887	14,043	335,701	461,184	460,334	3,635
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(16,855)	(653,771)	(1,163)	(6,847)	205,920	(99,566)	240,127	123
Realized gain distribution	1,362	-	-	-	1,274,827	921,152	2,244,505	-
Realized gain (loss)	(15,493)	(653,771)	(1,163)	(6,847)	1,480,747	821,586	2,484,632	123
Change in net unrealized appreciation/depreciation of investments	202,276	2,787,656	1,359	144,370	(422,540)	1,850,137	6,850,825	4,323
Net gain (loss) on investments	186,783	2,133,885	196	137,523	1,058,207	2,671,723	9,335,457	4,446
Net increase (decrease) in net assets resulting from operations	184,281	2,502,500	1,083	151,566	1,393,908	3,132,907	9,795,791	8,081
Capital transactions:
Transfers of net premiums	114,030	1,034,979	-	144,605	574,847	828,840	1,444,210	1,533
Transfers due to death benefits	-	(151,246)	-	-	(82,689)	(129,463)	(127,842)	-
Transfers due to withdrawal of funds	(1)	(996,171)	-	-	(333,949)	(689,915)	(1,219,292)	24
Transfers due to policy loans, net of repayments	-	(561,096)	-	-	(309,804)	(983,297)	(1,396,174)	-
Transfers due to charges for administrative and insurance costs	(6,365)	(984,860)	(460)	(12,764)	(525,839)	(792,976)	(1,374,715)	(935)
Transfers between Divisions and to/from General Account	(49,397)	221,815	(4,860)	(1,703)	284,645	299,903	405,848	(21,786)
Net increase (decrease) in net assets resulting from capital transactions	58,267	(1,436,579)	(5,320)	130,138	(392,789)	(1,466,908)	(2,267,965)	(21,164)
Total increase (decrease)	242,548	1,065,921	(4,237)	281,704	1,001,119	1,665,999	7,527,826	(13,083)
NET ASSETS, at beginning of the year	874,318	31,490,239	32,418	1,201,230	16,271,417	23,350,591	38,935,008	77,588
NET ASSETS, at end of the year	$1,116,866	$32,556,160	$28,181	$1,482,934	$17,272,536	$25,016,590	$46,462,834	$64,505

See Notes to Financial Statements.

F-25

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	BlackRock	BlackRock	BlackRock	BNY Mellon	Delaware	Delaware	Delaware	Delaware VIP®
	Small Cap Index	Small Cap Index	Total Return	MidCap	Ivy VIP Asset	Ivy VIP Asset	Ivy VIP Science	Emerging
	V.I.	V.I.	V.I.	Stock	Strategy	Strategy	and Technology	Markets
	Division	Division	Division	Division	Division	Division	Division	Division
	(Class I)	(Class III)			(Class I)	(Class II)
Investment Income
Dividends	$10,866	$240	$8,551	$1,753	$727	$2,507	$-	$2,591
Expenses
Mortality and expense risk fees	5,530	37	549	790	201	685	39	525
Net investment income (loss)	5,336	203	8,002	963	526	1,822	(39)	2,066
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(32,643)	(611)	(3,387)	(14,160)	(329)	(65)	163	(25,280)
Realized gain distribution	21,180	548	-	10,299	-	-	865	-
Realized gain (loss)	(11,463)	(63)	(3,387)	(3,861)	(329)	(65)	1,028	(25,280)
Change in net unrealized appreciation/depreciation of investments	117,421	2,662	8,237	56,762	3,059	12,318	3,914	50,294
Net gain (loss) on investments	105,958	2,599	4,850	52,901	2,730	12,253	4,942	25,014
Net increase (decrease) in net assets resulting from operations	111,294	2,802	12,852	53,864	3,256	14,075	4,903	27,080
Capital transactions:
Transfers of net premiums	358,354	8,585	123,056	-	13,495	7,495	-	24,534
Transfers due to death benefits	8	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(6,790)	(2)	18	(1)	(92)	(95)	(1)	(3)
Transfers due to policy loans, net of repayments	(26,899)	-	-	(391)	-	-	(2,219)	-
Transfers due to charges for administrative and insurance costs	(103,962)	(783)	(3,868)	(8,525)	(3,933)	(411)	(1,133)	(4,314)
Transfers between Divisions and to/from General Account	16,709	2,111	(198,233)	(6,115)	-	48	-	315,077
Net increase (decrease) in net assets resulting from capital transactions	237,420	9,911	(79,027)	(15,032)	9,470	7,037	(3,353)	335,294
Total increase (decrease)	348,714	12,713	(66,175)	38,832	12,726	21,112	1,550	362,374
NET ASSETS, at beginning of the year	563,661	9,998	275,620	308,604	18,903	102,649	14,241	186,917
NET ASSETS, at end of the year	$912,375	$22,711	$209,445	$347,436	$31,629	$123,761	$15,791	$549,291

See Notes to Financial Statements.

F-26

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

			Eaton Vance				Fidelity®	Fidelity®
	Delaware VIP®	DWS	VT	Fidelity®	Fidelity®	Fidelity®	VIP	VIP
	Small Cap	Small Cap	Floating-Rate	VIP	VIP	VIP	Extended	Extended
	Value	Index	Income	Bond Index	Contrafund®	Contrafund®	Market Index	Market Index
	Division	Division	Division	Division	Division	Division	Division	Division
				(Initial Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Investment Income
Dividends	$4,069	$103,463	$2,531	$15,814	$469,907	$28,905	$9,126	$2,712
Expenses
Mortality and expense risk fees	1,609	26,520	75	4,610	328,968	54,568	3,436	368
Net investment income (loss)	2,460	76,943	2,456	11,204	140,939	(25,663)	5,690	2,344
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(48,333)	(400,421)	48	(10,187)	1,247,192	332,425	(10,119)	(6,134)
Realized gain distribution	27,276	221,789	-	-	3,386,849	264,712	-	-
Realized gain (loss)	(21,057)	(178,632)	48	(10,187)	4,634,041	597,137	(10,119)	(6,134)
Change in net unrealized appreciation/depreciation of investments	83,371	1,530,752	807	26,624	22,126,662	1,525,055	76,636	19,782
Net gain (loss) on investments	62,314	1,352,120	855	16,437	26,760,703	2,122,192	66,517	13,648
Net increase (decrease) in net assets resulting from operations	64,774	1,429,063	3,311	27,641	26,901,642	2,096,529	72,207	15,992
Capital transactions:
Transfers of net premiums	189,228	343,056	361	276,525	4,296,087	216,096	241,278	-
Transfers due to death benefits	-	(7,035)	-	-	(464,106)	(25,169)	9	(1)
Transfers due to withdrawal of funds	4	(312,774)	12	(19,006)	(3,583,683)	(633,775)	(1,098)	-
Transfers due to policy loans, net of repayments	-	(206,159)	-	(6,114)	(2,436,624)	(10,323)	(3,017)	-
Transfers due to charges for administrative and insurance costs	(8,075)	(295,142)	(534)	(71,069)	(3,235,133)	(182,012)	(66,346)	(1,995)
Transfers between Divisions and to/from General Account	148,974	(149,716)	(20,068)	19,107	1,124,010	(62,747)	7,184	177,734
Net increase (decrease) in net assets resulting from capital transactions	330,131	(627,770)	(20,229)	199,443	(4,299,449)	(697,930)	178,010	175,738
Total increase (decrease)	394,905	801,293	(16,918)	227,084	22,602,193	1,398,599	250,217	191,730
NET ASSETS, at beginning of the year	425,309	9,120,995	40,816	474,684	83,308,966	6,721,785	332,210	-
NET ASSETS, at end of the year	$820,214	$9,922,288	$23,898	$701,768	$105,911,159	$8,120,384	$582,427	$191,730

See Notes to Financial Statements.

F-27

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2040	Freedom 2045	Freedom 2050	Freedom 2055
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$2,781	$31,139	$30,309	$30,207	$4,020	$222	$4,332	$12
Expenses
Mortality and expense risk fees	139	2,711	2,606	3,705	539	44	629	12
Net investment income (loss)	2,642	28,428	27,703	26,502	3,481	178	3,703	-
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(104)	25,427	35,810	36,112	6,487	167	954	459
Realized gain distribution	298	-	-	2,959	2,915	239	2,747	19
Realized gain (loss)	194	25,427	35,810	39,071	9,402	406	3,701	478
Change in net unrealized appreciation/depreciation of investments	6,828	77,340	65,657	177,480	28,127	1,890	39,461	117
Net gain (loss) on investments	7,022	102,767	101,467	216,551	37,529	2,296	43,162	595
Net increase (decrease) in net assets resulting from operations	9,664	131,195	129,170	243,053	41,010	2,474	46,865	595
Capital transactions:
Transfers of net premiums	38	144,243	128,222	122,709	16,799	501	63,177	38
Transfers due to death benefits	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	-	-	(1)	10	(2)	-	(1)	-
Transfers due to policy loans, net of repayments	(1,650)	(708)	(57)	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(1,472)	(20,888)	(16,575)	(13,759)	(2,554)	(352)	(4,371)	(59)
Transfers between Divisions and to/from General Account	99,879	181,902	811,465	(11,116)	56,854	1,562	72,035	(568)
Net increase (decrease) in net assets resulting from capital transactions	96,795	304,549	923,054	97,844	71,097	1,711	130,840	(589)
Total increase (decrease)	106,459	435,744	1,052,224	340,897	112,107	4,185	177,705	6
NET ASSETS, at beginning of the year	13,214	801,108	412,909	1,416,516	185,997	12,837	174,161	972
NET ASSETS, at end of the year	$119,673	$1,236,852	$1,465,133	$1,757,413	$298,104	$17,022	$351,866	$978

See Notes to Financial Statements.

F-28

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

					Fidelity®	Fidelity®
	Fidelity®	Fidelity®	Fidelity®	Fidelity®	VIP	VIP	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	International	International	VIP	VIP
	Freedom 2060	Growth	Health Care	Index 500	Index	Index	Overseas	Real Estate
	Division	Division	Division	Division	Division	Division	Division	Division
				(Service Class)	(Initial Class)	(Service Class 2)		(Initial Class)
Investment Income
Dividends	$198	$548	$-	$18,505	$19,399	$7,031	$9	$-
Expenses
Mortality and expense risk fees	90	3,725	22	3,956	4,821	507	1	-
Net investment income (loss)	108	(3,177)	(22)	14,549	14,578	6,524	8	-
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,017	(2,841)	(66)	104,287	(7,808)	4,434	2	-
Realized gain distribution	528	67,868	-	17,480	-	-	2	-
Realized gain (loss)	2,545	65,027	(66)	121,767	(7,808)	4,434	4	-
Change in net unrealized appreciation/depreciation of investments	4,379	343,031	807	146,599	76,962	13,066	48	-
Net gain (loss) on investments	6,924	408,058	741	268,366	69,154	17,500	52	-
Net increase (decrease) in net assets resulting from operations	7,032	404,881	719	282,915	83,732	24,024	60	-
Capital transactions:
Transfers of net premiums	1,511	250,961	8,434	390,390	324,090	14,124	1,350	22
Transfers due to death benefits	-	-	-	-	4	-	-	-
Transfers due to withdrawal of funds	(1)	(5)	(14)	7	(2,612)	(2)	-	-
Transfers due to policy loans, net of repayments	-	-	-	-	(8,188)	-	-	-
Transfers due to charges for administrative and insurance costs	(742)	(27,349)	(1,707)	(27,869)	(98,462)	(3,639)	(417)	(5)
Transfers between Divisions and to/from General Account	(36,831)	27,488	5,760	360,554	2,498	227,661	-	1
Net increase (decrease) in net assets resulting from capital transactions	(36,063)	251,095	12,473	723,082	217,330	238,144	933	18
Total increase (decrease)	(29,031)	655,976	13,192	1,005,997	301,062	262,168	993	18
NET ASSETS, at beginning of the year	45,110	1,003,308	-	305,719	467,003	37,107	-	-
NET ASSETS, at end of the year	$16,079	$1,659,284	$13,192	$1,311,716	$768,065	$299,275	$993	$18

See Notes to Financial Statements.

F-29

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

		Fidelity®	Fidelity®	Franklin Mutual	Franklin	Franklin	Goldman	Goldman Sachs
	Fidelity®	VIP	VIP	Global	Small Cap	Strategic	Sachs	International
	VIP	Strategic	Total Market	Discovery	Value	Income	Core Fixed	Equity
	Real Estate	Income	Index	VIP	VIP	VIP	Income	Insights
	Division	Division	Division	Division	Division	Division	Division	Division
	(Service Class)		(Initial Class)
Investment Income
Dividends	$2,842	$3	$12,276	$72	$84,951	$56	$22,946	$6,739
Expenses
Mortality and expense risk fees	269	-	6,223	6	46,116	3	1,865	734
Net investment income (loss)	2,573	3	6,053	66	38,835	53	21,081	6,005
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(13,646)	-	(8,595)	86	(364,509)	(1)	(53,626)	2,998
Realized gain distribution	4,524	-	-	156	920,950	-	-	-
Realized gain (loss)	(9,122)	-	(8,595)	242	556,441	(1)	(53,626)	2,998
Change in net unrealized appreciation/depreciation of investments	20,646	2	205,437	146	1,402,529	50	78,715	28,059
Net gain (loss) on investments	11,524	2	196,842	388	1,958,970	49	25,089	31,057
Net increase (decrease) in net assets resulting from operations	14,097	5	202,895	454	1,997,805	102	46,170	37,062
Capital transactions:
Transfers of net premiums	5,817	417	736,765	-	593,591	866	26,102	41,769
Transfers due to death benefits	-	-	-	-	(29,546)	-	-	-
Transfers due to withdrawal of funds	(2)	-	(2,188)	1	(612,061)	-	-	-
Transfers due to policy loans, net of repayments	-	-	(7,862)	(288)	(285,577)	-	-	-
Transfers due to charges for administrative and insurance costs	(2,460)	(172)	(134,008)	(159)	(563,328)	(72)	(14,155)	(4,726)
Transfers between Divisions and to/from General Account	8,819	-	94,376	1,007	348,634	(86)	107,623	475
Net increase (decrease) in net assets resulting from capital transactions	12,174	245	687,083	561	(548,287)	708	119,570	37,518
Total increase (decrease)	26,271	250	889,978	1,015	1,449,518	810	165,740	74,580
NET ASSETS, at beginning of the year	106,402	-	501,603	1,998	16,501,845	902	732,062	187,872
NET ASSETS, at end of the year	$132,673	$250	$1,391,581	$3,013	$17,951,363	$1,712	$897,802	$262,452

See Notes to Financial Statements.

F-30

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	Goldman	Goldman	Goldman Sachs	Goldman	Goldman	Invesco
	Sachs	Sachs	Small Cap	Sachs	Sachs	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.
	Large Cap	Mid Cap	Equity	Strategic	U.S. Equity	International	American	Capital
	Value	Value	Insights	Growth	Insights	Growth	Franchise	Appreciation
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$48	$20,049	$515	$-	$1,102	$151,707	$-	$-
Expenses
Mortality and expense risk fees	9	7,537	113	31,701	627	89,934	678	319,059
Net investment income (loss)	39	12,512	402	(31,701)	475	61,773	(678)	(319,059)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(16)	(2,506)	(126)	(21,349)	2,612	(1,666,324)	59,110	(2,481,706)
Realized gain distribution	245	49,381	-	444,208	-	-	7,164	-
Realized gain (loss)	229	46,875	(126)	422,859	2,612	(1,666,324)	66,274	(2,481,706)
Change in net unrealized appreciation/depreciation of investments	60	147,288	7,929	3,164,941	30,064	6,427,615	35,772	26,955,775
Net gain (loss) on investments	289	194,163	7,803	3,587,800	32,676	4,761,291	102,046	24,474,069
Net increase (decrease) in net assets resulting from operations	328	206,675	8,205	3,556,099	33,151	4,823,064	101,368	24,155,010
Capital transactions:
Transfers of net premiums	49	3,052	8,680	225,156	-	1,764,679	231,726	2,548,719
Transfers due to death benefits	-	-	-	(67,990)	-	(95,271)	-	(528,416)
Transfers due to withdrawal of funds	-	(4)	-	(175,374)	(4)	(790,627)	-	(3,264,994)
Transfers due to policy loans, net of repayments	-	-	-	(188,058)	-	(503,768)	-	(1,405,237)
Transfers due to charges for administrative and insurance costs	(129)	(18,328)	(603)	(331,608)	(5,096)	(904,045)	(3,866)	(2,606,275)
Transfers between Divisions and to/from General Account	-	3,417	-	(72,855)	-	(2,023,474)	(87,798)	233,377
Net increase (decrease) in net assets resulting from capital transactions	(80)	(11,863)	8,077	(610,729)	(5,100)	(2,552,506)	140,062	(5,022,826)
Total increase (decrease)	248	194,812	16,282	2,945,370	28,051	2,270,558	241,430	19,132,184
NET ASSETS, at beginning of the year	2,653	1,890,198	39,037	8,956,660	144,753	24,954,829	196,698	71,298,785
NET ASSETS, at end of the year	$2,901	$2,085,010	$55,319	$11,902,030	$172,804	$27,225,387	$438,128	$90,430,969

See Notes to Financial Statements.

F-31

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

		Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I. EQV		Invesco V.I.
	Invesco V.I.	Conservative	Core Plus	Discovery	Diversified	International	Invesco V.I.	Global Real
	Comstock	Balanced	Bond	Mid Cap Growth	Dividend	Equity	Global	Estate
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$1,818	$25,663	$365,700	$-	$46,079	$43	$213,199	$684
Expenses
Mortality and expense risk fees	217	10,701	47,623	270,458	8,183	52	366,875	109
Net investment income (loss)	1,601	14,962	318,077	(270,458)	37,896	(9)	(153,676)	575
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	102	(96)	(321,635)	(1,424,213)	(26,841)	(1,419)	130,143	(2,178)
Realized gain distribution	11,188	-	-	-	189,769	16	10,781,420	-
Realized gain (loss)	11,290	(96)	(321,635)	(1,424,213)	162,928	(1,403)	10,911,563	(2,178)
Change in net unrealized appreciation/depreciation of investments	(2,304)	145,675	815,863	9,080,411	(8,866)	4,736	18,064,435	5,838
Net gain (loss) on investments	8,986	145,579	494,228	7,656,198	154,062	3,333	28,975,998	3,660
Net increase (decrease) in net assets resulting from operations	10,587	160,541	812,305	7,385,740	191,958	3,324	28,822,322	4,235
Capital transactions:
Transfers of net premiums	16,045	64,256	1,187,566	2,395,334	225,544	-	3,278,192	43,862
Transfers due to death benefits	-	(20,038)	(79,399)	(199,584)	(2,237)	-	(701,652)	-
Transfers due to withdrawal of funds	-	(199,638)	(206,993)	(2,175,705)	(19,936)	-	(3,206,884)	-
Transfers due to policy loans, net of repayments	-	179	(161,974)	(969,861)	(50,538)	(293)	(1,562,777)	-
Transfers due to charges for administrative and insurance costs	(1,150)	(37,765)	(552,036)	(1,934,639)	(95,402)	(312)	(2,947,991)	(708)
Transfers between Divisions and to/from General Account	-	443	(613,581)	957,199	(139,590)	2,931	(11,105,466)	(18,094)
Net increase (decrease) in net assets resulting from capital transactions	14,895	(192,563)	(426,417)	(1,927,256)	(82,159)	2,326	(16,246,578)	25,060
Total increase (decrease)	25,482	(32,022)	385,888	5,458,484	109,799	5,650	12,575,744	29,295
NET ASSETS, at beginning of the year	79,627	1,449,861	14,033,777	59,481,574	2,301,016	17,396	89,585,887	30,608
NET ASSETS, at end of the year	$105,109	$1,417,839	$14,419,665	$64,940,058	$2,410,815	$23,046	$102,161,631	$59,903

See Notes to Financial Statements.

F-32

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	Invesco V.I.			Invesco V.I.	Invesco V.I.		Invesco V.I.	Janus
	Global	Invesco V.I.	Invesco V.I.	Main Street	Small Cap	Invesco V.I.	U.S. Government	Henderson
	Strategic Income	Health Care	Main Street	Small Cap	Equity	Technology	Money	Balanced
	Division	Division	Division	Division	Division	Division	Division	Division
								(Institutional Class)
Investment Income
Dividends	$-	$-	$266,073	$37,621	$-	$-	$189,445	$26
Expenses
Mortality and expense risk fees	77,608	13,809	113,281	17,905	2	20,082	28,932	4
Net investment income (loss)	(77,608)	(13,809)	152,792	19,716	(2)	(20,082)	160,513	22
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(517,263)	(100,917)	(1,911,179)	30,372	2	(827,628)	-	(8)
Realized gain distribution	-	-	2,163,513	-	13	-	-	-
Realized gain (loss)	(517,263)	(100,917)	252,334	30,372	15	(827,628)	-	(8)
Change in net unrealized appreciation/depreciation of investments	2,919,664	225,687	6,010,003	468,433	90	3,260,208	-	160
Net gain (loss) on investments	2,402,401	124,770	6,262,337	498,805	105	2,432,580	-	152
Net increase (decrease) in net assets resulting from operations	2,324,793	110,961	6,415,129	518,521	103	2,412,498	160,513	174
Capital transactions:
Transfers of net premiums	1,495,840	258,790	1,236,738	209,164	22	340,060	1,502,410	-
Transfers due to death benefits	(175,172)	(3,456)	(211,175)	(4,852)	-	(46,244)	(6,425)	-
Transfers due to withdrawal of funds	(721,312)	(69,255)	(1,453,844)	(113,163)	-	(86,615)	(2,571,076)	(1)
Transfers due to policy loans, net of repayments	(494,868)	(145,084)	(561,873)	5,655	-	(189,471)	(12,947)	-
Transfers due to charges for administrative and insurance costs	(1,055,286)	(170,526)	(1,100,828)	(110,634)	(14)	(246,710)	(57,532)	(97)
Transfers between Divisions and to/from General Account	11,741,150	20,042	226,284	(15,033)	93	(379,311)	(66,297)	-
Net increase (decrease) in net assets resulting from capital transactions	10,790,352	(109,489)	(1,864,698)	(28,863)	101	(608,291)	(1,211,867)	(98)
Total increase (decrease)	13,115,145	1,472	4,550,431	489,658	204	1,804,207	(1,051,354)	76
NET ASSETS, at beginning of the year	19,099,387	4,263,314	28,903,847	3,008,071	577	5,277,317	4,538,496	1,203
NET ASSETS, at end of the year	$32,214,532	$4,264,786	$33,454,278	$3,497,729	$781	$7,081,524	$3,487,142	$1,279

See Notes to Financial Statements.

F-33

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

						Janus Henderson
	Janus	Janus	Janus	Janus	Janus	Global	Lord Abbett	LVIP
	Henderson	Henderson	Henderson	Henderson	Henderson	Technology and	Developing	JPMorgan
	Balanced	Forty	Forty	Global Research	Global Research	Innovation	Growth	U.S. Equity
	Division	Division	Division	Division	Division	Division	Division	Division
	(Service Class)	(Institutional Class)	(Service Class)	(Institutional Class)	(Service Class)
Investment Income
Dividends	$109,530	$47,233	$408	$144,367	$2,459	$-	$-	$8,892
Expenses
Mortality and expense risk fees	18,979	78,139	1,875	45,445	1,643	16	404	1,399
Net investment income (loss)	90,551	(30,906)	(1,467)	98,922	816	(16)	(404)	7,493
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	204,672	(21,513)	(3,641)	309,677	889	22	(3,732)	(658)
Realized gain distribution	-	-	-	302,504	9,214	-	-	26,123
Realized gain (loss)	204,672	(21,513)	(3,641)	612,181	10,103	22	(3,732)	25,465
Change in net unrealized appreciation/depreciation of investments	557,264	8,221,708	110,807	2,924,439	62,396	639	17,954	101,017
Net gain (loss) on investments	761,936	8,200,195	107,166	3,536,620	72,499	661	14,222	126,482
Net increase (decrease) in net assets resulting from operations	852,487	8,169,289	105,699	3,635,542	73,315	645	13,818	133,975
Capital transactions:
Transfers of net premiums	200,006	596,177	8,646	408,874	3,140	6,407	2,860	-
Transfers due to death benefits	(387,451)	(233,742)	-	(148,787)	-	-	-	-
Transfers due to withdrawal of funds	(61,222)	(1,111,134)	(18,030)	(326,913)	(5,653)	(21)	-	2
Transfers due to policy loans, net of repayments	(126,222)	(439,074)	(7,472)	(351,200)	(4,953)	-	-	-
Transfers due to charges for administrative and insurance costs	(260,239)	(719,969)	(8,631)	(393,097)	(12,102)	(638)	(4,153)	(5,840)
Transfers between Divisions and to/from General Account	145,260	(184,365)	(639)	11,750,384	1,813	455	27,479	857,150
Net increase (decrease) in net assets resulting from capital transactions	(489,868)	(2,092,107)	(26,126)	10,939,261	(17,755)	6,203	26,186	851,312
Total increase (decrease)	362,619	6,077,182	79,573	14,574,803	55,560	6,848	40,004	985,287
NET ASSETS, at beginning of the year	5,951,978	21,557,769	282,100	9,825,857	293,374	-	147,718	502,095
NET ASSETS, at end of the year	$6,314,597	$27,634,951	$361,673	$24,400,660	$348,934	$6,848	$187,722	$1,487,382

See Notes to Financial Statements.

F-34

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	MFS®
	Blended	MFS®	MFS®		MFS®	MFS®	MFS®	MFS®
	Research®	Global	Government	MFS®	International	Investors	Mid Cap	New
	Core Equity	Real Estate	Securities	Growth	Intrinsic Value	Trust	Value	Discovery
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$4,929	$813	$7	$-	$3,797	$6,607	$3,781	$-
Expenses
Mortality and expense risk fees	879	233	1	15,026	1,303	2,869	499	24,776
Net investment income (loss)	4,050	580	6	(15,026)	2,494	3,738	3,282	(24,776)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(29,167)	(301)	-	66,835	(42,368)	14,553	(6,106)	(378,136)
Realized gain distribution	27,695	6,622	-	189,137	39,450	50,846	7,170	-
Realized gain (loss)	(1,472)	6,321	-	255,972	(2,918)	65,399	1,064	(378,136)
Change in net unrealized appreciation/depreciation of investments	90,129	3,341	13	492,364	83,461	83,953	20,581	1,182,971
Net gain (loss) on investments	88,657	9,662	13	748,336	80,543	149,352	21,645	804,835
Net increase (decrease) in net assets resulting from operations	92,707	10,242	19	733,310	83,037	153,090	24,927	780,059
Capital transactions:
Transfers of net premiums	-	32	26	45,421	23,287	21,030	131,574	179,864
Transfers due to death benefits	-	-	-	(1,802)	-	(1,689)	-	(20,457)
Transfers due to withdrawal of funds	-	(1)	-	(261,165)	(2)	(33,909)	1	(137,546)
Transfers due to policy loans, net of repayments	-	-	-	1,377	-	(202,146)	-	(109,543)
Transfers due to charges for administrative and insurance costs	(9,083)	(1,056)	(11)	(57,515)	(6,450)	(16,568)	(3,318)	(166,308)
Transfers between Divisions and to/from General Account	(56,475)	214,429	178	(128,252)	782,025	(9,246)	(50,561)	43,755
Net increase (decrease) in net assets resulting from capital transactions	(65,558)	213,404	193	(401,936)	798,860	(242,528)	77,696	(210,235)
Total increase (decrease)	27,149	223,646	212	331,374	881,897	(89,438)	102,623	569,824
NET ASSETS, at beginning of the year	374,956	92,371	336	2,227,332	466,674	892,658	140,588	5,714,385
NET ASSETS, at end of the year	$402,105	$316,017	$548	$2,558,706	$1,348,571	$803,220	$243,211	$6,284,209

See Notes to Financial Statements.

F-35

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

					MML
				MML	American Funds	MML	MML
	MFS®	MFS®	MFS®	Aggressive	Core	American Funds	Balanced	MML
	Research	Utilities	Value	Allocation	Allocation	Growth	Allocation	Blend
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$4,584	$1,165	$73,602	$162,627	$46,125	$54,576	$103,173	$512,285
Expenses
Mortality and expense risk fees	4,720	78	10,731	24,383	7,225	26,630	15,115	122,614
Net investment income (loss)	(136)	1,087	62,871	138,244	38,900	27,946	88,058	389,671
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	15,165	(16)	6,674	(205,843)	(7,626)	(196,925)	(83,220)	(677,075)
Realized gain distribution	48,451	1,803	309,371	669,548	135,852	582,345	265,210	-
Realized gain (loss)	63,616	1,787	316,045	463,705	128,226	385,420	181,990	(677,075)
Change in net unrealized appreciation/depreciation of investments	108,231	(3,569)	(43,478)	308,253	(26,666)	691,623	65,660	5,059,741
Net gain (loss) on investments	171,847	(1,782)	272,567	771,958	101,560	1,077,043	247,650	4,382,666
Net increase (decrease) in net assets resulting from operations	171,711	(695)	335,438	910,202	140,460	1,104,989	335,708	4,772,337
Capital transactions:
Transfers of net premiums	12,838	5,637	316,034	1,329,438	462,705	1,533,990	452,330	1,414,427
Transfers due to death benefits	-	-	-	(3,223)	-	-	-	(168,791)
Transfers due to withdrawal of funds	(73,603)	-	-	(193,854)	(2,212)	(112,738)	(126,769)	(837,781)
Transfers due to policy loans, net of repayments	4,614	-	-	(256,992)	(770)	(117,110)	(4,920)	(358,047)
Transfers due to charges for administrative and insurance costs	(21,439)	(411)	(36,320)	(483,667)	(58,311)	(408,730)	(165,226)	(1,433,754)
Transfers between Divisions and to/from General Account	502	-	438,410	50,133	423,768	484,472	742,031	(480,623)
Net increase (decrease) in net assets resulting from capital transactions	(77,088)	5,226	718,124	441,835	825,180	1,379,884	897,446	(1,864,569)
Total increase (decrease)	94,623	4,531	1,053,562	1,352,037	965,640	2,484,873	1,233,154	2,907,768
NET ASSETS, at beginning of the year	816,093	29,913	4,156,410	4,854,623	677,026	2,571,580	2,173,656	28,826,242
NET ASSETS, at end of the year	$910,716	$34,444	$5,209,972	$6,206,660	$1,642,666	$5,056,453	$3,406,810	$31,734,010

See Notes to Financial Statements.

F-36

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	MML	MML	MML		MML	MML	MML	MML
	Blue Chip	Conservative	Dynamic	MML	Equity	Equity	Equity	Equity
	Growth	Allocation	Bond	Equity	Income	Index	Index	Index
	Division	Division	Division	Division	Division	Division	Division	Division
						(Service Class I)	(Class II)	(Class III)
Investment Income
Dividends	$-	$56,273	$7,464	$2,055,201	$71,438	$50,557	$1,437,400	$67,940
Expenses
Mortality and expense risk fees	67,367	10,965	777	427,608	13,729	12,640	404,828	32,274
Net investment income (loss)	(67,367)	45,308	6,687	1,627,593	57,709	37,917	1,032,572	35,666
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(904,227)	(41,515)	(2,592)	1,245,674	(35,581)	(295,638)	959,333	(91,616)
Realized gain distribution	-	126,289	-	7,831,639	256,743	506,176	9,600,365	403,425
Realized gain (loss)	(904,227)	84,774	(2,592)	9,077,313	221,162	210,538	10,559,698	311,809
Change in net unrealized appreciation/depreciation of investments	7,093,552	41,487	7,209	(2,515,322)	5,478	916,005	11,420,117	590,078
Net gain (loss) on investments	6,189,325	126,261	4,617	6,561,991	226,640	1,126,543	21,979,815	901,887
Net increase (decrease) in net assets resulting from operations	6,121,958	171,569	11,304	8,189,584	284,349	1,164,460	23,012,387	937,553
Capital transactions:
Transfers of net premiums	1,570,169	174,564	58,173	3,625,668	308,572	657,795	2,826,150	2,003,031
Transfers due to death benefits	(8,248)	-	-	(1,449,574)	-	-	(947,930)	-
Transfers due to withdrawal of funds	(872,229)	(45,688)	29	(2,402,393)	(54,899)	1	(3,617,984)	(15,537)
Transfers due to policy loans, net of repayments	(499,787)	(2,209)	(3,568)	(1,275,736)	(20,806)	(4,546)	(796,273)	(15,251)
Transfers due to charges for administrative and insurance costs	(654,799)	(51,863)	(5,063)	(3,952,454)	(156,237)	(49,577)	(3,032,604)	(424,756)
Transfers between Divisions and to/from General Account	839,422	125,429	12,403	167,490	321,422	(952,083)	638,202	581,030
Net increase (decrease) in net assets resulting from capital transactions	374,528	200,233	61,974	(5,286,999)	398,052	(348,410)	(4,930,439)	2,128,517
Total increase (decrease)	6,496,486	371,802	73,278	2,902,585	682,401	816,050	18,081,948	3,066,070
NET ASSETS, at beginning of the year	12,264,297	1,469,272	111,732	97,574,237	2,772,662	5,021,461	94,205,845	2,715,373
NET ASSETS, at end of the year	$18,760,783	$1,841,074	$185,010	$100,476,822	$3,455,063	$5,837,511	$112,287,793	$5,781,443

See Notes to Financial Statements.

F-37

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	MML	MML		MML	MML			MML
	Equity	Focused	MML	Fundamental	Fundamental	MML	MML	Growth
	Rotation	Equity	Foreign	Equity	Value	Global	Global	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
						(Service Class I)	(Class II)
Investment Income
Dividends	$-	$3,985	$10,774	$9,247	$1,927	$911	$5,897	$186,733
Expenses
Mortality and expense risk fees	-	1,560	2,892	2,905	1,100	331	3,784	30,030
Net investment income (loss)	-	2,425	7,882	6,342	827	580	2,113	156,703
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1	(23,109)	(14,740)	(21,272)	(1,031)	90	(229,597)	(1,091,307)
Realized gain distribution	-	37,702	-	-	8,931	7,376	40,706	813,463
Realized gain (loss)	1	14,593	(14,740)	(21,272)	7,900	7,466	(188,891)	(277,844)
Change in net unrealized appreciation/depreciation of investments	2	21,399	115,028	218,800	9,971	29,791	275,357	1,026,082
Net gain (loss) on investments	3	35,992	100,288	197,528	17,871	37,257	86,466	748,238
Net increase (decrease) in net assets resulting from operations	3	38,417	108,170	203,870	18,698	37,837	88,579	904,941
Capital transactions:
Transfers of net premiums	71	59,095	134,578	34,736	39,289	-	154,938	850,856
Transfers due to death benefits	-	-	-	-	-	-	-	125
Transfers due to withdrawal of funds	-	(36,730)	(6,146)	(64,091)	(520)	(1)	(44,662)	(219,764)
Transfers due to policy loans, net of repayments	-	(3,386)	(1,497)	(3)	(13)	-	(17,393)	(31,514)
Transfers due to charges for administrative and insurance costs	(22)	(24,610)	(26,653)	(9,705)	(13,747)	(3,431)	(43,253)	(318,637)
Transfers between Divisions and to/from General Account	-	(33,289)	3,475	518	10,794	167,468	(9,008)	(16,430)
Net increase (decrease) in net assets resulting from capital transactions	49	(38,920)	103,757	(38,545)	35,803	164,036	40,622	264,636
Total increase (decrease)	52	(503)	211,927	165,325	54,501	201,873	129,201	1,169,577
NET ASSETS, at beginning of the year	-	457,452	640,251	944,692	121,606	89,854	633,602	5,719,560
NET ASSETS, at end of the year	$52	$456,949	$852,178	$1,110,017	$176,107	$291,727	$762,803	$6,889,137

See Notes to Financial Statements.

F-38

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

			MML
	MML	MML	Inflation-	MML	MML	MML	MML	MML
	High	Income	Protected	International	iShares® 60/40	iShares® 80/20	Large Cap	Managed
	Yield	& Growth	and Income	Equity	Allocation	Allocation	Growth	Bond
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$14,602	$30,375	$245,892	$1,707	$79	$273	$-	$1,241,566
Expenses
Mortality and expense risk fees	1,542	5,142	16,760	984	6	41	4,102	102,565
Net investment income (loss)	13,060	25,233	229,132	723	73	232	(4,102)	1,139,001
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(11,831)	(74,028)	(142,522)	(677)	124	(1)	(1,806)	(2,799,506)
Realized gain distribution	-	183,311	-	-	-	-	40,939	-
Realized gain (loss)	(11,831)	109,283	(142,522)	(677)	124	(1)	39,133	(2,799,506)
Change in net unrealized appreciation/depreciation of investments	23,460	(16,857)	173,263	19,978	172	1,077	174,455	2,875,286
Net gain (loss) on investments	11,629	92,426	30,741	19,301	296	1,076	213,588	75,780
Net increase (decrease) in net assets resulting from operations	24,689	117,659	259,873	20,024	369	1,308	209,486	1,214,781
Capital transactions:
Transfers of net premiums	84,668	641,322	324,157	28,238	7,979	13,095	218,155	1,160,715
Transfers due to death benefits	-	(501)	(35,760)	-	-	-	-	(560,683)
Transfers due to withdrawal of funds	(39,655)	(96,329)	(165,392)	(3)	(27)	(52)	(71,352)	(874,948)
Transfers due to policy loans, net of repayments	(3,618)	(1,526)	(156,062)	(6)	-	-	(6,084)	(446,430)
Transfers due to charges for administrative and insurance costs	(16,140)	(72,278)	(231,409)	(6,434)	(4,350)	(2,246)	(56,936)	(1,004,069)
Transfers between Divisions and to/from General Account	25,097	(545,690)	154,122	(304)	2,379	10,532	42,506	(9,110,799)
Net increase (decrease) in net assets resulting from capital transactions	50,352	(75,002)	(110,344)	21,491	5,981	21,329	126,289	(10,836,214)
Total increase (decrease)	75,041	42,657	149,529	41,515	6,350	22,637	335,775	(9,621,433)
NET ASSETS, at beginning of the year	176,287	1,455,483	5,213,203	106,158	-	-	391,993	31,202,475
NET ASSETS, at end of the year	$251,328	$1,498,140	$5,362,732	$147,673	$6,350	$22,637	$727,768	$21,581,042

See Notes to Financial Statements.

F-39

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	MML	MML	MML	MML	MML	MML	MML	MML
	Managed	Mid Cap	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Small Company
	Volatility	Growth	Value	Allocation	Bond	Equity	Growth Equity	Value
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$56,551	$-	$54,198	$71,237	$12,796	$349,665	$-	$4,108
Expenses
Mortality and expense risk fees	29,576	15,478	9,324	10,577	1,318	94,143	53,921	2,265
Net investment income (loss)	26,975	(15,478)	44,874	60,660	11,478	255,522	(53,921)	1,843
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	95,258	(408,981)	(130,338)	(59,432)	2,474	5,226	(1,419,365)	(61,436)
Realized gain distribution	1,794,481	-	325,488	214,586	-	-	-	941
Realized gain (loss)	1,889,739	(408,981)	195,150	155,154	2,474	5,226	(1,419,365)	(60,495)
Change in net unrealized appreciation/depreciation of investments	(747,257)	1,041,306	(129,698)	53,847	13,592	4,186,130	4,094,511	121,713
Net gain (loss) on investments	1,142,482	632,325	65,452	209,001	16,066	4,191,356	2,675,146	61,218
Net increase (decrease) in net assets resulting from operations	1,169,457	616,847	110,326	269,661	27,544	4,446,878	2,621,225	63,061
Capital transactions:
Transfers of net premiums	499,874	629,321	418,537	342,755	19,099	1,205,587	813,451	68,827
Transfers due to death benefits	(39,335)	(105)	(108)	(10,948)	-	(211,561)	(21,229)	-
Transfers due to withdrawal of funds	(714,682)	(137,803)	(102,826)	(111,362)	(394)	(1,005,488)	(843,910)	(31,492)
Transfers due to policy loans, net of repayments	(389,772)	(192,393)	(43,094)	(1,631)	(270)	(648,418)	(364,581)	(7,694)
Transfers due to charges for administrative and insurance costs	(386,407)	(184,981)	(118,697)	(119,782)	(11,720)	(931,140)	(547,369)	(15,246)
Transfers between Divisions and to/from General Account	(26,741)	9,979	(18,311)	16,487	(178,116)	40,330	128,346	32,765
Net increase (decrease) in net assets resulting from capital transactions	(1,057,063)	124,018	135,501	115,519	(171,401)	(1,550,690)	(835,292)	47,160
Total increase (decrease)	112,394	740,865	245,827	385,180	(143,857)	2,896,188	1,785,933	110,221
NET ASSETS, at beginning of the year	9,820,548	2,784,965	1,904,806	1,951,104	506,638	26,401,149	16,471,584	366,609
NET ASSETS, at end of the year	$9,932,942	$3,525,830	$2,150,633	$2,336,284	$362,781	$29,297,337	$18,257,517	$476,830

See Notes to Financial Statements.

F-40

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

		MML				PIMCO
	MML	Strategic	MML	MML	MML	Commodity-	PIMCO
	Small/Mid Cap	Emerging	Sustainable	Total Return	U.S. Government	RealReturn®	Global Bond	PIMCO
	Value	Markets	Equity	Bond	Money Market	Strategy	Opportunities	High Yield
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$12,852	$236	$16,432	$10,566	$1,188,071	$80,386	$4,515	$8,931
Expenses
Mortality and expense risk fees	5,504	1,632	8,849	1,800	82,526	2,187	434	394
Net investment income (loss)	7,348	(1,396)	7,583	8,766	1,105,545	78,199	4,081	8,537
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(70,223)	(51,857)	(52,442)	(11,848)	(4)	(93,296)	(2,170)	(324)
Realized gain distribution	147,892	-	527,001	-	-	-	2,110	-
Realized gain (loss)	77,669	(51,857)	474,559	(11,848)	(4)	(93,296)	(60)	(324)
Change in net unrealized appreciation/depreciation of investments	101,955	73,077	(112,262)	22,907	4	(29,812)	6,135	9,797
Net gain (loss) on investments	179,624	21,220	362,297	11,059	-	(123,108)	6,075	9,473
Net increase (decrease) in net assets resulting from operations	186,972	19,824	369,880	19,825	1,105,545	(44,909)	10,156	18,010
Capital transactions:
Transfers of net premiums	220,636	74,403	254,192	198,543	7,792,106	88,474	12,206	1,170
Transfers due to death benefits	(108)	-	(123,951)	-	(84,890)	-	-	-
Transfers due to withdrawal of funds	(39,061)	(29,626)	(67,307)	(16,384)	(4,149,755)	(21,669)	6	47
Transfers due to policy loans, net of repayments	(48,382)	(13,355)	(16,960)	(2,865)	(681,075)	(79,956)	-	-
Transfers due to charges for administrative and insurance costs	(71,869)	(15,339)	(111,674)	(21,401)	(1,362,796)	(22,686)	(2,799)	(1,709)
Transfers between Divisions and to/from General Account	21,043	6,376	5,721	11,888	(4,364,414)	33,039	(398)	-
Net increase (decrease) in net assets resulting from capital transactions	82,259	22,459	(59,979)	169,781	(2,850,824)	(2,798)	9,015	(492)
Total increase (decrease)	269,231	42,283	309,901	189,606	(1,745,279)	(47,707)	19,171	17,518
NET ASSETS, at beginning of the year	1,059,183	187,636	1,617,946	297,648	24,334,917	544,010	194,756	151,184
NET ASSETS, at end of the year	$1,328,414	$229,919	$1,927,847	$487,254	$22,589,638	$496,303	$213,927	$168,702

See Notes to Financial Statements.

F-41

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

				T. Rowe Price	T. Rowe Price		T. Rowe Price	T. Rowe Price
	PIMCO	PIMCO	PIMCO	All-Cap	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap
	Income	Real Return	Total Return	Opportunities	Growth	Equity Income	Bond	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$68	$629	$5,581	$11,492	$-	$451,056	$2,687	$-
Expenses
Mortality and expense risk fees	9	51	390	31,390	56,704	59,901	206	226,981
Net investment income (loss)	59	578	5,191	(19,898)	(56,704)	391,155	2,481	(226,981)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	23	(859)	(4,675)	117,213	(53,273)	(13,688)	(388)	197,313
Realized gain distribution	-	-	-	330,210	-	924,955	-	3,757,356
Realized gain (loss)	23	(859)	(4,675)	447,423	(53,273)	911,267	(388)	3,954,669
Change in net unrealized appreciation/depreciation of investments	256	994	8,324	688,962	7,756,588	675,687	1,392	6,740,423
Net gain (loss) on investments	279	135	3,649	1,136,385	7,703,315	1,586,954	1,004	10,695,092
Net increase (decrease) in net assets resulting from operations	338	713	8,840	1,116,487	7,646,611	1,978,109	3,485	10,468,111
Capital transactions:
Transfers of net premiums	15,828	16,222	31	132,155	407,796	750,964	-	1,529,329
Transfers due to death benefits	-	-	-	-	(17,730)	(63,294)	-	(363,047)
Transfers due to withdrawal of funds	-	1	10	(320,451)	(234,698)	(411,837)	2	(1,957,038)
Transfers due to policy loans, net of repayments	-	-	-	222,144	(487,721)	(701,883)	(11,523)	(695,536)
Transfers due to charges for administrative and insurance costs	(1,334)	(529)	(2,514)	(61,865)	(476,414)	(756,817)	(6,099)	(1,751,870)
Transfers between Divisions and to/from General Account	40	(13,833)	(11,831)	22,921	738,763	169,816	-	174,644
Net increase (decrease) in net assets resulting from capital transactions	14,534	1,861	(14,304)	(5,096)	(70,004)	(1,013,051)	(17,620)	(3,063,518)
Total increase (decrease)	14,872	2,574	(5,464)	1,111,391	7,576,607	965,058	(14,135)	7,404,593
NET ASSETS, at beginning of the year	-	18,894	162,878	3,904,349	15,415,377	21,757,838	85,673	55,286,883
NET ASSETS, at end of the year	$14,872	$21,468	$157,414	$5,015,740	$22,991,984	$22,722,896	$71,538	$62,691,476

See Notes to Financial Statements.

F-42

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	Templeton	Templeton	Vanguard VIF	Vanguard VIF	Vanguard VIF	Voya	Voya	Voya
	Foreign	Global	Global Bond	Mid Cap	Real Estate	International	Russell™	Russell™
	VIP	Bond VIP	Index	Index	Index	Index	Mid Cap Index	Small Cap Index
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$354,240	$-	$6,366	$12,283	$8,490	$80,360	$32,139	$9,412
Expenses
Mortality and expense risk fees	31,685	140	2,911	8,124	3,048	4,225	5,068	1,568
Net investment income (loss)	322,555	(140)	3,455	4,159	5,442	76,135	27,071	7,844
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(27,045)	(325)	(11,538)	(21,703)	(19,141)	14,873	(288,724)	(46,171)
Realized gain distribution	-	-	555	15,414	16,016	-	203,230	23,217
Realized gain (loss)	(27,045)	(325)	(10,983)	(6,289)	(3,125)	14,873	(85,494)	(22,954)
Change in net unrealized appreciation/depreciation of investments	1,762,049	2,430	30,177	158,984	44,271	174,696	370,966	101,779
Net gain (loss) on investments	1,735,004	2,105	19,194	152,695	41,146	189,569	285,472	78,825
Net increase (decrease) in net assets resulting from operations	2,057,559	1,965	22,649	156,854	46,588	265,704	312,543	86,669
Capital transactions:
Transfers of net premiums	533,142	11,274	162,700	655,869	185,481	242,509	154,545	17,405
Transfers due to death benefits	(2,948)	-	-	4	3	-	-	-
Transfers due to withdrawal of funds	(190,631)	-	(2,444)	(12,981)	(3,741)	5	(7)	(2)
Transfers due to policy loans, net of repayments	(290,781)	(34)	-	(14,714)	(610)	-	-	-
Transfers due to charges for administrative and insurance costs	(439,236)	(764)	(49,183)	(148,068)	(54,876)	(11,891)	(22,151)	(9,384)
Transfers between Divisions and to/from General Account	99,551	(8,302)	(10,514)	38,237	8,321	(120,865)	433,083	154,816
Net increase (decrease) in net assets resulting from capital transactions	(290,903)	2,174	100,559	518,347	134,578	109,758	565,470	162,835
Total increase (decrease)	1,766,656	4,139	123,208	675,201	181,166	375,462	878,013	249,504
NET ASSETS, at beginning of the year	10,195,403	59,252	328,749	737,593	324,311	1,493,445	2,073,613	516,043
NET ASSETS, at end of the year	$11,962,059	$63,391	$451,957	$1,412,794	$505,477	$1,868,907	$2,951,626	$765,547

See Notes to Financial Statements.

F-43

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

VY® CBRE
Global
Real Estate
Division
Investment Income
Dividends	$10,001
Expenses
Mortality and expense risk fees	2,091
Net investment income (loss)	7,910
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(16,503)
Realized gain distribution	5,989
Realized gain (loss)	(10,514)
Change in net unrealized appreciation/depreciation of investments	68,079
Net gain (loss) on investments	57,565
Net increase (decrease) in net assets resulting from operations	65,475
Capital transactions:
Transfers of net premiums	67,098
Transfers due to death benefits	(54)
Transfers due to withdrawal of funds	(10,657)
Transfers due to policy loans, net of repayments	(9,879)
Transfers due to charges for administrative and insurance costs	(20,162)
Transfers between Divisions and to/from General Account	4,268
Net increase (decrease) in net assets resulting from capital transactions	30,614
Total increase (decrease)	96,089
NET ASSETS, at beginning of the year	531,668
NET ASSETS, at end of the year	$627,757

See Notes to Financial Statements.

F-44

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2022

	American	American	American	American		American
	Century	Century	Century	Century	American	Funds®	American	BlackRock
	VP Capital	VP Disciplined	VP Inflation	VP	Century	Asset	Funds®	High Yield
	Appreciation	Core Value	Protection	International	VP Value	Allocation	Growth-Income	V.I.
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$-	$591,143	$1,599	$20,361	$340,837	$464,627	$531,911	$5,045
Expenses
Mortality and expense risk fees	2,312	121,231	82	3,548	61,972	80,486	139,020	246
Net investment income (loss)	(2,312)	469,912	1,517	16,813	278,865	384,141	392,891	4,799
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(27,907)	(170,745)	(5,024)	(178,519)	459,172	188,996	809,090	(17,882)
Realized gain distribution	135,116	8,198,114	180	214,316	1,285,449	2,530,667	4,131,874	-
Realized gain (loss)	107,209	8,027,369	(4,844)	35,797	1,744,621	2,719,663	4,940,964	(17,882)
Change in net unrealized appreciation/depreciation of investments	(438,447)	(13,368,070)	(1,387)	(499,541)	(1,967,206)	(6,895,167)	(13,631,573)	(1,332)
Net gain (loss) on investments	(331,238)	(5,340,701)	(6,231)	(463,744)	(222,585)	(4,175,504)	(8,690,609)	(19,214)
Net increase (decrease) in net assets resulting from operations	(333,550)	(4,870,789)	(4,714)	(446,931)	56,280	(3,791,363)	(8,297,718)	(14,415)
Capital transactions:
Transfers of net premiums	71,659	1,076,356	1	148,692	570,116	881,663	1,507,740	4,363
Transfers due to death benefits	-	(120,134)	-	(300)	(22,467)	(139,420)	(921,340)	(228)
Transfers due to withdrawal of funds	(1)	(870,316)	-	(76)	(234,984)	(455,586)	(1,029,178)	2
Transfers due to policy loans, net of repayments	-	(545,651)	-	-	(361,706)	(238,226)	(687,194)	-
Transfers due to charges for administrative and insurance costs	(6,055)	(998,119)	(444)	(11,990)	(498,290)	(761,807)	(1,326,007)	(1,380)
Transfers between Divisions and to/from General Account	(16,559)	(3,195)	672	(278,626)	5,397	53,464	173,373	(64,153)
Net increase (decrease) in net assets resulting from capital transactions	49,044	(1,461,059)	229	(142,300)	(541,934)	(659,912)	(2,282,606)	(61,396)
Total increase (decrease)	(284,506)	(6,331,848)	(4,485)	(589,231)	(485,654)	(4,451,275)	(10,580,324)	(75,811)
NET ASSETS, at beginning of the year	1,158,824	37,822,087	36,903	1,790,461	16,757,071	27,801,866	49,515,332	153,399
NET ASSETS, at end of the year	$874,318	$31,490,239	$32,418	$1,201,230	$16,271,417	$23,350,591	$38,935,008	$77,588

See Notes to Financial Statements.

F-45

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	BlackRock	BlackRock	BlackRock	BNY Mellon	Delaware	Delaware	Delaware	Delaware VIP®
	Small Cap Index	Small Cap Index	Total Return	MidCap	Ivy VIP Asset	Ivy VIP Asset	Ivy VIP Science	Emerging
	V.I.	V.I.	V.I.	Stock	Strategy	Strategy	and Technology	Markets
	Division	Division	Division	Division	Division	Division	Division	Division
	(Class I)	(Class III)			(Class I)	(Class II)
Investment Income
Dividends	$6,917	$113	$6,412	$1,263	$359	$1,691	$-	$8,426
Expenses
Mortality and expense risk fees	3,613	16	679	671	96	1,035	77	527
Net investment income (loss)	3,304	97	5,733	592	263	656	(77)	7,899
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(42,306)	(468)	(45,419)	(14,086)	(269)	(37,512)	(24,099)	(53,799)
Realized gain distribution	9,859	168	52	69,674	1,197	11,009	4,228	-
Realized gain (loss)	(32,447)	(300)	(45,367)	55,588	928	(26,503)	(19,871)	(53,799)
Change in net unrealized appreciation/depreciation of investments	(61,509)	(897)	(1,918)	(97,635)	(2,235)	(5,618)	6,644	(28,118)
Net gain (loss) on investments	(93,956)	(1,197)	(47,285)	(42,047)	(1,307)	(32,121)	(13,227)	(81,917)
Net increase (decrease) in net assets resulting from operations	(90,652)	(1,100)	(41,552)	(41,455)	(1,044)	(31,465)	(13,304)	(74,018)
Capital transactions:
Transfers of net premiums	379,177	6,874	93,098	3,727	21,392	10,299	12,348	37,584
Transfers due to death benefits	(526)	-	-	-	-	-	-	(284)
Transfers due to withdrawal of funds	(8,828)	-	(33,253)	(14,272)	(20)	(61,611)	(20,980)	(21,122)
Transfers due to policy loans, net of repayments	(4,476)	-	-	(3)	-	-	(16)	-
Transfers due to charges for administrative and insurance costs	(79,051)	(728)	(5,548)	(7,492)	(2,079)	(412)	(1,365)	(5,282)
Transfers between Divisions and to/from General Account	38,936	3,459	(5,929)	130,787	114	4	(6,284)	(16,531)
Net increase (decrease) in net assets resulting from capital transactions	325,232	9,605	48,368	112,747	19,407	(51,720)	(16,297)	(5,635)
Total increase (decrease)	234,580	8,505	6,816	71,292	18,363	(83,185)	(29,601)	(79,653)
NET ASSETS, at beginning of the year	329,081	1,493	268,804	237,312	540	185,834	43,842	266,570
NET ASSETS, at end of the year	$563,661	$9,998	$275,620	$308,604	$18,903	$102,649	$14,241	$186,917

See Notes to Financial Statements.

F-46

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

			Eaton Vance				Fidelity®	Fidelity®
	Delaware VIP®	DWS	VT	Fidelity®	Fidelity®	Fidelity®	VIP	VIP
	Small Cap	Small Cap	Floating-Rate	VIP	VIP	VIP	Extended	Extended
	Value	Index	Income	Bond Index	Contrafund®	Contrafund®	Market Index	Market Index
	Division	Division	Division	Division	Division	Division	Division	Division
	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Service Class I)	(Service Class II)
Investment Income
Dividends	$2,425	$89,454	$1,811	$7,462	$469,561	$30,136	$4,642	$-
Expenses
Mortality and expense risk fees	1,101	30,731	94	2,682	344,523	55,102	2,180	-
Net investment income (loss)	1,324	58,723	1,717	4,780	125,038	(24,966)	2,462	-
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(64,589)	(38,888)	(2,155)	(23,262)	3,051,823	132,969	(28,655)	(14)
Realized gain distribution	32,329	1,682,680	-	-	4,419,968	361,450	5,982	-
Realized gain (loss)	(32,260)	1,643,792	(2,155)	(23,262)	7,471,791	494,419	(22,673)	(14)
Change in net unrealized appreciation/depreciation of investments	(37,153)	(4,157,998)	(382)	(26,747)	(38,336,089)	(3,043,139)	(28,920)	-
Net gain (loss) on investments	(69,413)	(2,514,206)	(2,537)	(50,009)	(30,864,298)	(2,548,720)	(51,593)	(14)
Net increase (decrease) in net assets resulting from operations	(68,089)	(2,455,483)	(820)	(45,229)	(30,739,260)	(2,573,686)	(49,131)	(14)
Capital transactions:
Transfers of net premiums	168,800	394,035	8,804	361,390	4,608,519	201,110	197,816	-
Transfers due to death benefits	-	(21,626)	(450)	-	(463,505)	(18,668)	(704)	-
Transfers due to withdrawal of funds	(9,105)	(203,240)	22	(1,396)	(2,393,059)	(388,415)	(5,183)	-
Transfers due to policy loans, net of repayments	-	(217,987)	-	(18,434)	(1,805,283)	(3,723)	-	-
Transfers due to charges for administrative and insurance costs	(6,864)	(299,429)	(664)	(48,805)	(3,119,895)	(175,704)	(46,971)	-
Transfers between Divisions and to/from General Account	(145,354)	63,790	(9,157)	34,901	441,491	(31,635)	45,518	14
Net increase (decrease) in net assets resulting from capital transactions	7,477	(284,457)	(1,445)	327,656	(2,731,732)	(417,035)	190,476	14
Total increase (decrease)	(60,612)	(2,739,940)	(2,265)	282,427	(33,470,992)	(2,990,721)	141,345	-
NET ASSETS, at beginning of the year	485,921	11,860,935	43,081	192,257	116,779,958	9,712,506	190,865	-
NET ASSETS, at end of the year	$425,309	$9,120,995	$40,816	$474,684	$83,308,966	$6,721,785	$332,210	$-

See Notes to Financial Statements.

F-47

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2040	Freedom 2045	Freedom 2050	Freedom 2055
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$270	$14,546	$6,267	$21,420	$2,362	$165	$3,089	$13
Expenses
Mortality and expense risk fees	32	1,706	750	2,674	442	18	667	1
Net investment income (loss)	238	12,840	5,517	18,746	1,920	147	2,422	12
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(374)	(163,402)	(60,631)	(234,025)	(45,049)	(793)	(76,939)	(139)
Realized gain distribution	1,287	43,775	11,274	63,486	12,137	377	20,040	56
Realized gain (loss)	913	(119,627)	(49,357)	(170,539)	(32,912)	(416)	(56,899)	(83)
Change in net unrealized appreciation/depreciation of investments	(3,477)	(20,229)	3,129	(34,633)	(3,773)	(914)	(4,427)	(56)
Net gain (loss) on investments	(2,564)	(139,856)	(46,228)	(205,172)	(36,685)	(1,330)	(61,326)	(139)
Net increase (decrease) in net assets resulting from operations	(2,326)	(127,016)	(40,711)	(186,426)	(34,765)	(1,183)	(58,904)	(127)
Capital transactions:
Transfers of net premiums	1,087	156,417	123,979	574,924	90,052	11,531	192,319	1,063
Transfers due to death benefits	(74)	(1,437)	(2,770)	(3,304)	(1,784)	(746)	(4,172)	(73)
Transfers due to withdrawal of funds	2	27	(1,410)	(840)	(37,839)	61	(241,368)	13
Transfers due to policy loans, net of repayments	(13)	(5)	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(713)	(16,785)	(8,149)	(14,078)	(3,751)	(313)	(8,532)	(33)
Transfers between Divisions and to/from General Account	1,734	172,242	214,886	126,821	38,335	3,487	59,255	129
Net increase (decrease) in net assets resulting from capital transactions	2,023	310,459	326,536	683,523	85,013	14,020	(2,498)	1,099
Total increase (decrease)	(303)	183,443	285,825	497,097	50,248	12,837	(61,402)	972
NET ASSETS, at beginning of the year	13,517	617,665	127,084	919,419	135,749	-	235,563	-
NET ASSETS, at end of the year	$13,214	$801,108	$412,909	$1,416,516	$185,997	$12,837	$174,161	$972

See Notes to Financial Statements.

F-48

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

				Fidelity®	Fidelity®		Fidelity®	Franklin Mutual
	Fidelity®	Fidelity®	Fidelity®	VIP	VIP	Fidelity®	VIP	Global
	VIP	VIP	VIP	International	International	VIP	Total Market	Discovery
	Freedom 2060	Growth	Index 500	Index	Index	Real Estate	Index	VIP
	Division	Division	Division	Division	Division	Division	Division	Division
			(Service Class)	(Initial Class)	(Service Class II)
Investment Income
Dividends	$603	$4,425	$4,542	$10,186	$797	$1,311	$7,128	$29
Expenses
Mortality and expense risk fees	53	2,605	758	2,885	30	508	3,055	5
Net investment income (loss)	550	1,820	3,784	7,301	767	803	4,073	24
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,028)	(131,026)	(2,867)	(35,693)	(2,664)	(39,992)	(18,192)	(2)
Realized gain distribution	956	66,495	2,595	-	-	7,056	515	172
Realized gain (loss)	(72)	(64,531)	(272)	(35,693)	(2,664)	(32,936)	(17,677)	170
Change in net unrealized appreciation/depreciation of investments	(3,503)	(182,712)	(72,089)	(27,970)	520	(42,336)	(61,683)	(324)
Net gain (loss) on investments	(3,575)	(247,243)	(72,361)	(63,663)	(2,144)	(75,272)	(79,360)	(154)
Net increase (decrease) in net assets resulting from operations	(3,025)	(245,423)	(68,577)	(56,362)	(1,377)	(74,469)	(75,287)	(130)
Capital transactions:
Transfers of net premiums	35,920	164,878	-	315,863	10,168	6,739	314,735	-
Transfers due to death benefits	(2,082)	-	-	(708)	-	-	-	-
Transfers due to withdrawal of funds	182	(2)	1	(3,622)	-	(6,488)	(5,232)	(492)
Transfers due to policy loans, net of repayments	-	-	-	-	-	-	-	(2)
Transfers due to charges for administrative and insurance costs	(935)	(20,424)	(14,008)	(65,842)	(1,212)	(4,886)	(79,966)	(110)
Transfers between Divisions and to/from General Account	15,050	244,118	388,303	42,250	15,974	(42,674)	68,784	790
Net increase (decrease) in net assets resulting from capital transactions	48,135	388,570	374,296	287,941	24,930	(47,309)	298,321	186
Total increase (decrease)	45,110	143,147	305,719	231,579	23,553	(121,778)	223,034	56
NET ASSETS, at beginning of the year	-	860,161	-	235,424	13,554	228,180	278,569	1,942
NET ASSETS, at end of the year	$45,110	$1,003,308	$305,719	$467,003	$37,107	$106,402	$501,603	$1,998

See Notes to Financial Statements.

F-49

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Franklin	Franklin	Goldman	Goldman Sachs	Goldman	Goldman	Goldman Sachs	Goldman
	Small Cap	Strategic	Sachs	International	Sachs	Sachs	Small Cap	Sachs
	Value	Income	Core Fixed	Equity	Large Cap	Mid Cap	Equity	Strategic
	VIP	VIP	Income	Insights	Value	Value	Insights	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
		(Class II)
Investment Income
Dividends	$165,133	$481	$12,492	$5,931	$37	$13,409	$129	$-
Expenses
Mortality and expense risk fees	55,396	18	2,142	566	9	7,494	120	33,793
Net investment income (loss)	109,737	463	10,350	5,365	28	5,915	9	(33,793)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	15,543	(1,364)	(96,772)	(7,796)	236	4,439	(11,173)	(425,970)
Realized gain distribution	3,116,263	-	-	-	260	288,362	432	1,754,687
Realized gain (loss)	3,131,806	(1,364)	(96,772)	(7,796)	496	292,801	(10,741)	1,328,717
Change in net unrealized appreciation/depreciation of investments	(5,196,792)	(10)	(55,062)	(19,619)	(676)	(515,689)	(761)	(5,764,345)
Net gain (loss) on investments	(2,064,986)	(1,374)	(151,834)	(27,415)	(180)	(222,888)	(11,502)	(4,435,628)
Net increase (decrease) in net assets resulting from operations	(1,955,249)	(911)	(141,484)	(22,050)	(152)	(216,973)	(11,493)	(4,469,421)
Capital transactions:
Transfers of net premiums	653,481	5,806	29,884	25,710	112	16,594	25,801	267,074
Transfers due to death benefits	(34,358)	-	(49,362)	-	-	-	-	(15,099)
Transfers due to withdrawal of funds	(410,689)	(12,767)	2	(1)	(4,492)	(6,551)	(16,314)	(207,984)
Transfers due to policy loans, net of repayments	(317,949)	-	-	-	-	-	-	(288,831)
Transfers due to charges for administrative and insurance costs	(570,039)	(275)	(14,511)	(3,962)	(192)	(17,480)	(948)	(315,710)
Transfers between Divisions and to/from General Account	579	1,060	7,397	29,018	-	12,817	(14,273)	280,976
Net increase (decrease) in net assets resulting from capital transactions	(678,975)	(6,176)	(26,590)	50,765	(4,572)	5,380	(5,734)	(279,574)
Total increase (decrease)	(2,634,224)	(7,087)	(168,074)	28,715	(4,724)	(211,593)	(17,227)	(4,748,995)
NET ASSETS, at beginning of the year	19,136,069	7,989	900,136	159,157	7,377	2,101,791	56,264	13,705,655
NET ASSETS, at end of the year	$16,501,845	$902	$732,062	$187,872	$2,653	$1,890,198	$39,037	$8,956,660

See Notes to Financial Statements.

F-50

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Goldman	Invesco
	Sachs	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.		Invesco V.I.
	U.S. Equity	International	American	Capital	Invesco V.I.	Conservative	Invesco V.I.	Discovery
	Insights	Growth	Franchise	Appreciation	Comstock	Balanced	Core Plus Bond	Mid Cap Growth
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$1,288	$-	$-	$-	$1,290	$21,367	$561,158	$-
Expenses
Mortality and expense risk fees	629	100,325	601	333,273	178	11,799	52,077	301,371
Net investment income (loss)	659	(100,325)	(601)	(333,273)	1,112	9,568	509,081	(301,371)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,515	(463,254)	(161,648)	456,124	129	17,038	(245,669)	517,815
Realized gain distribution	820	4,917,962	59,154	28,656,198	2,460	116,432	9,053	18,118,520
Realized gain (loss)	3,335	4,454,708	(102,494)	29,112,322	2,589	133,470	(236,616)	18,636,335
Change in net unrealized appreciation/depreciation of investments	(41,311)	(13,453,333)	(1,495)	(61,590,444)	(3,229)	(463,546)	(2,577,340)	(46,273,771)
Net gain (loss) on investments	(37,976)	(8,998,625)	(103,989)	(32,478,122)	(640)	(330,076)	(2,813,956)	(27,637,436)
Net increase (decrease) in net assets resulting from operations	(37,317)	(9,098,950)	(104,590)	(32,811,395)	472	(320,508)	(2,304,875)	(27,938,807)
Capital transactions:
Transfers of net premiums	-	1,892,219	231,724	2,729,493	13,723	53,377	1,213,171	2,629,975
Transfers due to death benefits	-	(32,186)	-	(502,276)	-	(28,849)	(39,105)	(217,301)
Transfers due to withdrawal of funds	(5,587)	(460,671)	-	(1,684,151)	(2)	(15,858)	(231,785)	(1,829,565)
Transfers due to policy loans, net of repayments	-	(179,218)	-	(1,196,034)	-	(119)	(108,652)	(772,421)
Transfers due to charges for administrative and insurance costs	(4,810)	(905,608)	(5,287)	(2,630,676)	(1,115)	(45,063)	(562,901)	(1,967,832)
Transfers between Divisions and to/from General Account	-	525,382	(169,454)	679,335	-	(35,076)	6,057	(924,992)
Net increase (decrease) in net assets resulting from capital transactions	(10,397)	839,918	56,983	(2,604,309)	12,606	(71,588)	276,785	(3,082,136)
Total increase (decrease)	(47,714)	(8,259,032)	(47,607)	(35,415,704)	13,078	(392,096)	(2,028,090)	(31,020,943)
NET ASSETS, at beginning of the year	192,467	33,213,861	244,305	106,714,489	66,549	1,841,957	16,061,867	90,502,517
NET ASSETS, at end of the year	$144,753	$24,954,829	$196,698	$71,298,785	$79,627	$1,449,861	$14,033,777	$59,481,574

See Notes to Financial Statements.

F-51

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Invesco V.I.		Invesco V.I.	Invesco V.I.		Invesco V.I.		Invesco V.I.
	Diversified	Invesco V.I.	Global Real	Global	Invesco V.I.	International	Invesco V.I.	Main Street
	Dividend	Global	Estate	Strategic Income	Health Care	Growth	Main Street	Small Cap
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$47,245	$-	$851	$-	$-	$241	$466,528	$17,043
Expenses
Mortality and expense risk fees	9,368	385,372	106	72,740	15,706	30	117,107	18,014
Net investment income (loss)	37,877	(385,372)	745	(72,740)	(15,706)	211	349,421	(971)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	53,176	1,095,299	(8,403)	(765,418)	(3,435)	(1,734)	(218,712)	31,552
Realized gain distribution	309,954	17,261,633	-	-	586,320	1,538	12,024,857	369,801
Realized gain (loss)	363,130	18,356,932	(8,403)	(765,418)	582,885	(196)	11,806,145	401,353
Change in net unrealized appreciation/depreciation of investments	(447,617)	(61,424,552)	(4,372)	(1,777,283)	(1,262,467)	(2,166)	(19,849,790)	(992,076)
Net gain (loss) on investments	(84,487)	(43,067,620)	(12,775)	(2,542,701)	(679,582)	(2,362)	(8,043,645)	(590,723)
Net increase (decrease) in net assets resulting from operations	(46,610)	(43,452,992)	(12,030)	(2,615,441)	(695,288)	(2,151)	(7,694,224)	(591,694)
Capital transactions:
Transfers of net premiums	239,494	3,432,601	26,669	1,562,884	247,234	-	1,241,454	207,808
Transfers due to death benefits	(4,821)	(1,597,450)	-	(124,583)	(6,223)	-	(189,282)	(3,026)
Transfers due to withdrawal of funds	(264,069)	(1,842,855)	-	(940,129)	(146,773)	-	(863,301)	(84,654)
Transfers due to policy loans, net of repayments	(85,242)	(1,884,760)	-	(368,573)	(91,251)	(2)	(723,371)	(2,705)
Transfers due to charges for administrative and insurance costs	(106,647)	(2,808,684)	(1,074)	(953,679)	(173,520)	(246)	(1,097,269)	(106,910)
Transfers between Divisions and to/from General Account	(101,197)	1,135,042	(26,599)	538,079	60,708	13,748	119,343	5,051
Net increase (decrease) in net assets resulting from capital transactions	(322,482)	(3,566,106)	(1,004)	(286,001)	(109,825)	13,500	(1,512,426)	15,564
Total increase (decrease)	(369,092)	(47,019,098)	(13,034)	(2,901,442)	(805,113)	11,349	(9,206,650)	(576,130)
NET ASSETS, at beginning of the year	2,670,108	136,604,985	43,642	22,000,829	5,068,427	6,047	38,110,497	3,584,201
NET ASSETS, at end of the year	$2,301,016	$89,585,887	$30,608	$19,099,387	$4,263,314	$17,396	$28,903,847	$3,008,071

See Notes to Financial Statements.

F-52

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Invesco V.I.		Invesco V.I.	Janus	Janus	Janus	Janus	Janus
	Small Cap	Invesco V.I.	U.S. Government	Henderson	Henderson	Henderson	Henderson	Henderson
	Equity	Technology	Money	Balanced	Balanced	Forty	Forty	Global Research
	Division	Division	Division	Division	Division	Division	Division	Division
				(Institutional Class)	(Service Class)	(Institutional Class)	(Service Class)	(Institutional Class)
Investment Income
Dividends	$-	$-	$57,727	$16	$61,838	$47,963	$162	$111,004
Expenses
Mortality and expense risk fees	-	21,309	29,147	5	22,499	90,096	1,892	40,162
Net investment income (loss)	-	(21,309)	28,580	11	39,339	(42,133)	(1,730)	70,842
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2)	(141,372)	-	(6)	238,604	94,633	(8,803)	356,678
Realized gain distribution	-	2,437,580	-	41	190,140	3,855,617	52,490	1,177,114
Realized gain (loss)	(2)	2,296,208	-	35	428,744	3,950,250	43,687	1,533,792
Change in net unrealized appreciation/depreciation of investments	5	(5,699,185)	-	(301)	(1,728,132)	(15,558,283)	(186,748)	(4,124,718)
Net gain (loss) on investments	3	(3,402,977)	-	(266)	(1,299,388)	(11,608,033)	(143,061)	(2,590,926)
Net increase (decrease) in net assets resulting from operations	3	(3,424,286)	28,580	(255)	(1,260,049)	(11,650,166)	(144,791)	(2,520,084)
Capital transactions:
Transfers of net premiums	5	340,395	1,106,237	-	203,691	650,357	8,683	446,945
Transfers due to death benefits	-	(5,017)	-	-	(9,598)	(57,785)	(5,548)	(16,553)
Transfers due to withdrawal of funds	-	(98,192)	(480,174)	-	(192,819)	(823,875)	69	(333,997)
Transfers due to policy loans, net of repayments	-	(233,283)	240	-	(68,121)	(663,557)	(922)	(494,082)
Transfers due to charges for administrative and insurance costs	(1)	(248,966)	(62,862)	(86)	(245,834)	(711,195)	(8,102)	(355,059)
Transfers between Divisions and to/from General Account	544	405,295	84,214	-	(19,110)	(831,617)	3,566	224,135
Net increase (decrease) in net assets resulting from capital transactions	548	160,232	647,655	(86)	(331,791)	(2,437,672)	(2,254)	(528,611)
Total increase (decrease)	551	(3,264,054)	676,235	(341)	(1,591,840)	(14,087,838)	(147,045)	(3,048,695)
NET ASSETS, at beginning of the year	26	8,541,371	3,862,261	1,544	7,543,818	35,645,607	429,145	12,874,552
NET ASSETS, at end of the year	$577	$5,277,317	$4,538,496	$1,203	$5,951,978	$21,557,769	$282,100	$9,825,857

See Notes to Financial Statements.

F-53

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

				MFS®
	Janus	JPMorgan	Lord Abbett	Blended	MFS®	MFS®		MFS®
	Henderson	Insurance Trust	Developing	Research	Global	Government	MFS®	International
	Global Research	U.S. Equity	Growth	Core Equity	Real Estate	Securities	Growth	Intrinsic Value
	Division	Division	Division	Division	Division	Division	Division	Division
	(Service Class)
Investment Income
Dividends	$2,792	$2,865	$-	$2,885	$1,687	$6	$-	$3,781
Expenses
Mortality and expense risk fees	1,660	1,357	552	711	259	-	16,112	1,186
Net investment income (loss)	1,132	1,508	(552)	2,174	1,428	6	(16,112)	2,595
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,905)	600	(105,493)	(27,368)	(28)	(27)	(23,794)	(60,259)
Realized gain distribution	35,682	79,293	-	43,346	7,368	-	311,800	21,024
Realized gain (loss)	33,777	79,893	(105,493)	15,978	7,340	(27)	288,006	(39,235)
Change in net unrealized appreciation/depreciation of investments	(111,385)	(200,330)	(3,457)	(69,133)	(43,207)	(6)	(1,462,608)	(106,158)
Net gain (loss) on investments	(77,608)	(120,437)	(108,950)	(53,155)	(35,867)	(33)	(1,174,602)	(145,393)
Net increase (decrease) in net assets resulting from operations	(76,476)	(118,929)	(109,502)	(50,981)	(34,439)	(27)	(1,190,714)	(142,798)
Capital transactions:
Transfers of net premiums	3,716	2,892	2,409	4,117	9	21	43,940	27,349
Transfers due to death benefits	(8,145)	-	-	-	-	-	(125,341)	-
Transfers due to withdrawal of funds	(4,992)	(6,439)	-	(9,904)	(2)	(2)	(30,080)	1
Transfers due to policy loans, net of repayments	(1,686)	-	-	-	-	-	14,889	-
Transfers due to charges for administrative and insurance costs	(7,810)	(8,411)	(5,916)	(6,488)	(1,742)	(7)	(62,046)	(7,959)
Transfers between Divisions and to/from General Account	1,716	49	13,752	136,494	795	213	(183,313)	13,283
Net increase (decrease) in net assets resulting from capital transactions	(17,201)	(11,909)	10,245	124,219	(940)	225	(341,951)	32,674
Total increase (decrease)	(93,677)	(130,838)	(99,257)	73,238	(35,379)	198	(1,532,665)	(110,124)
NET ASSETS, at beginning of the year	387,051	632,933	246,975	301,718	127,750	138	3,759,997	576,798
NET ASSETS, at end of the year	$293,374	$502,095	$147,718	$374,956	$92,371	$336	$2,227,332	$466,674

See Notes to Financial Statements.

F-54

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

								MML
	MFS®	MFS®	MFS®				MML	American Funds
	Investors	Mid Cap	New	MFS®	MFS®	MFS®	Aggressive	Core
	Trust	Value	Discovery	Research	Utilities	Value	Allocation	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$6,144	$1,363	$-	$4,596	$647	$53,195	$102,001	$6,612
Expenses
Mortality and expense risk fees	3,594	302	28,194	5,041	63	9,385	23,099	1,733
Net investment income (loss)	2,550	1,061	(28,194)	(445)	584	43,810	78,902	4,879
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	24,522	(13,722)	(274,393)	27,719	31	6,713	(235,069)	(40,004)
Realized gain distribution	117,768	11,365	1,938,054	119,948	1,026	226,719	690,617	20,491
Realized gain (loss)	142,290	(2,357)	1,663,661	147,667	1,057	233,432	455,548	(19,513)
Change in net unrealized appreciation/depreciation of investments	(323,176)	(10,108)	(4,233,859)	(339,731)	(1,314)	(487,380)	(1,427,803)	(32,584)
Net gain (loss) on investments	(180,886)	(12,465)	(2,570,198)	(192,064)	(257)	(253,948)	(972,255)	(52,097)
Net increase (decrease) in net assets resulting from operations	(178,336)	(11,404)	(2,598,392)	(192,509)	327	(210,138)	(893,353)	(47,218)
Capital transactions:
Transfers of net premiums	23,490	79,916	198,795	11,713	8,456	313,165	1,198,353	520,767
Transfers due to death benefits	(2,212)	-	(21,484)	(3,942)	-	-	(8,324)	-
Transfers due to withdrawal of funds	(10,113)	-	(216,162)	(20,362)	-	5	(178,338)	(1,089)
Transfers due to policy loans, net of repayments	(7,205)	-	(222,585)	(346)	-	-	(11,564)	-
Transfers due to charges for administrative and insurance costs	(17,521)	(3,160)	(159,531)	(28,602)	(365)	(35,029)	(460,347)	(32,796)
Transfers between Divisions and to/from General Account	8,393	(10)	(77,784)	(77,331)	-	196,072	26,730	(173,876)
Net increase (decrease) in net assets resulting from capital transactions	(5,168)	76,746	(498,751)	(118,870)	8,091	474,213	566,510	313,006
Total increase (decrease)	(183,504)	65,342	(3,097,143)	(311,379)	8,418	264,075	(326,843)	265,788
NET ASSETS, at beginning of the year	1,076,162	75,246	8,811,528	1,127,472	21,495	3,892,335	5,181,466	411,238
NET ASSETS, at end of the year	$892,658	$140,588	$5,714,385	$816,093	$29,913	$4,156,410	$4,854,623	$677,026

See Notes to Financial Statements.

F-55

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML	MML	MML		MML	MML	MML
	American Funds	American Funds	Balanced	MML	Blue Chip	Conservative	Dynamic	MML
	Growth	International	Allocation	Blend	Growth	Allocation	Bond	Equity
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$10,210	$32,105	$82,162	$420,410	$-	$59,495	$3,972	$1,591,127
Expenses
Mortality and expense risk fees	15,130	825	11,997	127,120	62,287	10,337	469	443,366
Net investment income (loss)	(4,920)	31,280	70,165	293,290	(62,287)	49,158	3,503	1,147,761
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(99,979)	(84,591)	(22,936)	(242,955)	(1,419,943)	(10,634)	(8,523)	2,022,645
Realized gain distribution	524,310	4,151	160,094	562,956	2,642,295	125,402	-	10,635,913
Realized gain (loss)	424,331	(80,440)	137,158	320,001	1,222,352	114,768	(8,523)	12,658,558
Change in net unrealized appreciation/depreciation of investments	(1,150,089)	3,051	(570,738)	(6,587,638)	(9,161,221)	(424,669)	(9,715)	(19,275,782)
Net gain (loss) on investments	(725,758)	(77,389)	(433,580)	(6,267,637)	(7,938,869)	(309,901)	(18,238)	(6,617,224)
Net increase (decrease) in net assets resulting from operations	(730,678)	(46,109)	(363,415)	(5,974,347)	(8,001,156)	(260,743)	(14,735)	(5,469,463)
Capital transactions:
Transfers of net premiums	1,710,966	81,715	390,408	1,521,385	1,477,316	211,081	29,791	3,795,339
Transfers due to death benefits	-	-	(1,960)	(419,193)	(34,886)	(1,953)	-	(542,402)
Transfers due to withdrawal of funds	(5,837)	(26,681)	(46,697)	(425,864)	(370,759)	(124,901)	(1,482)	(2,705,674)
Transfers due to policy loans, net of repayments	(112,304)	(4,469)	(6,820)	(126,379)	(159,453)	(907)	-	(976,836)
Transfers due to charges for administrative and insurance costs	(289,524)	(13,454)	(123,478)	(1,415,524)	(607,725)	(37,186)	(3,382)	(3,941,622)
Transfers between Divisions and to/from General Account	160,171	(136,432)	11,517	189,834	3,424	(52,528)	15,057	456,814
Net increase (decrease) in net assets resulting from capital transactions	1,463,472	(99,321)	222,970	(675,741)	307,917	(6,394)	39,984	(3,914,381)
Total increase (decrease)	732,794	(145,430)	(140,445)	(6,650,088)	(7,693,239)	(267,137)	25,249	(9,383,844)
NET ASSETS, at beginning of the year	1,838,786	145,430	2,314,101	35,476,330	19,957,536	1,736,409	86,483	106,958,081
NET ASSETS, at end of the year	$2,571,580	$-	$2,173,656	$28,826,242	$12,264,297	$1,469,272	$111,732	$97,574,237

See Notes to Financial Statements.

F-56

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML	MML	MML	MML	MML		MML	MML
	Equity	Equity	Equity	Equity	Focused	MML	Fundamental	Fundamental
	Income	Index	Index	Index	Equity	Foreign	Equity	Value
	Division	Division	Division	Division	Division	Division	Division	Division
		(Service Class I)	(Class II)	(Class III)
Investment Income
Dividends	$41,873	$44,496	$1,249,978	$32,165	$3,234	$23,514	$5,799	$1,416
Expenses
Mortality and expense risk fees	11,227	14,144	422,141	14,063	1,314	2,233	3,049	951
Net investment income (loss)	30,646	30,352	827,837	18,102	1,920	21,281	2,750	465
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	43,086	(777,754)	2,187,735	(24,164)	(1,254)	(2,529)	(5,622)	1,625
Realized gain distribution	326,791	354,432	6,142,149	139,930	29,603	43,802	160,623	25,412
Realized gain (loss)	369,877	(423,322)	8,329,884	115,766	28,349	41,273	155,001	27,037
Change in net unrealized appreciation/depreciation of investments	(475,969)	(875,499)	(31,567,505)	(371,943)	(56,568)	(150,419)	(399,009)	(34,340)
Net gain (loss) on investments	(106,092)	(1,298,821)	(23,237,621)	(256,177)	(28,219)	(109,146)	(244,008)	(7,303)
Net increase (decrease) in net assets resulting from operations	(75,446)	(1,268,469)	(22,409,784)	(238,075)	(26,299)	(87,865)	(241,258)	(6,838)
Capital transactions:
Transfers of net premiums	286,703	604,119	3,175,402	1,390,197	70,222	138,174	25,706	52,010
Transfers due to death benefits	(1,259)	-	(1,401,327)	-	-	-	-	-
Transfers due to withdrawal of funds	(38,287)	(10)	(1,278,369)	(6,455)	(306)	(25,067)	(8,097)	(29,663)
Transfers due to policy loans, net of repayments	(19,553)	(32)	(1,938,974)	(26,023)	(4)	(148)	(3)	(14)
Transfers due to charges for administrative and insurance costs	(136,119)	(61,740)	(3,065,049)	(226,447)	(8,817)	(25,214)	(7,335)	(9,323)
Transfers between Divisions and to/from General Account	526,669	(557,521)	(119,921)	970,126	(24,706)	39,968	2,590	12,162
Net increase (decrease) in net assets resulting from capital transactions	618,154	(15,184)	(4,628,238)	2,101,398	36,389	127,713	12,861	25,172
Total increase (decrease)	542,708	(1,283,653)	(27,038,022)	1,863,323	10,090	39,848	(228,397)	18,334
NET ASSETS, at beginning of the year	2,229,954	6,305,114	121,243,867	852,050	447,362	600,403	1,173,089	103,272
NET ASSETS, at end of the year	$2,772,662	$5,021,461	$94,205,845	$2,715,373	$457,452	$640,251	$944,692	$121,606

See Notes to Financial Statements.

F-57

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

						MML
			MML	MML	MML	Inflation-	MML	MML
	MML	MML	Growth	High	Income	Protected	International	Large Cap
	Global	Global	Allocation	Yield	& Growth	and Income	Equity	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
	(Service Class I)	(Class II)
Investment Income
Dividends	$2,153	$10,453	$156,574	$11,800	$19,151	$148,919	$1,076	$-
Expenses
Mortality and expense risk fees	333	3,564	29,978	1,029	4,760	20,001	650	2,500
Net investment income (loss)	1,820	6,889	126,596	10,771	14,391	128,918	426	(2,500)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(138,214)	(173,535)	(68,794)	(3,012)	3,489	(98,132)	(1,257)	(5,021)
Realized gain distribution	97,700	393,464	647,105	-	145,783	418,717	4,900	34,637
Realized gain (loss)	(40,514)	219,929	578,311	(3,012)	149,272	320,585	3,643	29,616
Change in net unrealized appreciation/depreciation of investments	2,882	(353,260)	(1,711,478)	(23,184)	(177,623)	(1,287,634)	(15,978)	(136,279)
Net gain (loss) on investments	(37,632)	(133,331)	(1,133,167)	(26,196)	(28,351)	(967,049)	(12,335)	(106,663)
Net increase (decrease) in net assets resulting from operations	(35,812)	(126,442)	(1,006,571)	(15,425)	(13,960)	(838,131)	(11,909)	(109,163)
Capital transactions:
Transfers of net premiums	2	132,797	848,765	100,479	381,222	334,270	28,817	128,923
Transfers due to death benefits	-	(2,788)	(22,566)	-	(3,933)	(119,291)	-	-
Transfers due to withdrawal of funds	-	(15,518)	(87,547)	(23,308)	(3,023)	(264,446)	(16)	(2,468)
Transfers due to policy loans, net of repayments	-	(3,007)	(16,904)	-	(11,987)	(73,720)	(4)	(14)
Transfers due to charges for administrative and insurance costs	(3,631)	(41,594)	(344,536)	(8,984)	(58,649)	(235,184)	(4,343)	(32,628)
Transfers between Divisions and to/from General Account	1,081	9,372	49,519	23,033	(124,331)	340,065	16,006	46,065
Net increase (decrease) in net assets resulting from capital transactions	(2,548)	79,262	426,731	91,220	179,299	(18,306)	40,460	139,878
Total increase (decrease)	(38,360)	(47,180)	(579,840)	75,795	165,339	(856,437)	28,551	30,715
NET ASSETS, at beginning of the year	128,214	680,782	6,299,400	100,492	1,290,144	6,069,640	77,607	361,278
NET ASSETS, at end of the year	$89,854	$633,602	$5,719,560	$176,287	$1,455,483	$5,213,203	$106,158	$391,993

See Notes to Financial Statements.

F-58

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML	MML	MML	MML	MML	MML	MML	MML
	Managed	Managed	Mid Cap	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap
	Bond	Volatility	Growth	Value	Allocation	Bond	Equity	Growth Equity
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$1,045,926	$50,999	$-	$34,633	$65,502	$15,869	$197,906	$-
Expenses
Mortality and expense risk fees	120,299	33,124	14,406	7,973	9,872	1,349	101,260	60,965
Net investment income (loss)	925,627	17,875	(14,406)	26,660	55,630	14,520	96,646	(60,965)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(296,117)	143,723	(763,253)	(18,820)	(83,417)	(39,105)	467,978	(746,348)
Realized gain distribution	349,985	-	900,288	394,202	179,516	-	3,313,108	5,037,964
Realized gain (loss)	53,868	143,723	137,035	375,382	96,099	(39,105)	3,781,086	4,291,616
Change in net unrealized appreciation/depreciation of investments	(6,797,750)	(1,563,434)	(1,064,959)	(424,602)	(477,606)	(4,900)	(9,125,166)	(9,191,163)
Net gain (loss) on investments	(6,743,882)	(1,419,711)	(927,924)	(49,220)	(381,507)	(44,005)	(5,344,080)	(4,899,547)
Net increase (decrease) in net assets resulting from operations	(5,818,255)	(1,401,836)	(942,330)	(22,560)	(325,877)	(29,485)	(5,247,434)	(4,960,512)
Capital transactions:
Transfers of net premiums	1,252,701	529,292	664,518	291,342	347,574	13,457	1,183,617	831,323
Transfers due to death benefits	(876,968)	(28,426)	(4,573)	(5,422)	(7,776)	-	(82,199)	(24,687)
Transfers due to withdrawal of funds	(507,486)	(211,816)	(177,336)	(28,138)	(38,582)	(545)	(726,113)	(273,190)
Transfers due to policy loans, net of repayments	(214,938)	(154,211)	(18,928)	(16,551)	(511)	(6)	(526,635)	(168,165)
Transfers due to charges for administrative and insurance costs	(1,097,499)	(376,946)	(196,638)	(101,212)	(118,736)	(10,091)	(977,926)	(544,078)
Transfers between Divisions and to/from General Account	227,614	126,787	(79,552)	200,210	57,886	201,359	(67,005)	561,278
Net increase (decrease) in net assets resulting from capital transactions	(1,216,576)	(115,320)	187,491	340,229	239,855	204,174	(1,196,261)	382,481
Total increase (decrease)	(7,034,831)	(1,517,156)	(754,839)	317,669	(86,022)	174,689	(6,443,695)	(4,578,031)
NET ASSETS, at beginning of the year	38,237,306	11,337,704	3,539,804	1,587,137	2,037,126	331,949	32,844,844	21,049,615
NET ASSETS, at end of the year	$31,202,475	$9,820,548	$2,784,965	$1,904,806	$1,951,104	$506,638	$26,401,149	$16,471,584

See Notes to Financial Statements.

F-59

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

			MML				PIMCO
	MML	MML	Strategic	MML	MML	MML	Commodity-	PIMCO
	Small Company	Small/Mid Cap	Emerging	Sustainable	Total Return	U.S. Government	RealReturn®	Global Bond
	Value	Value	Markets	Equity	Bond	Money Market	Strategy	Opportunities
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$793	$12,734	$5,589	$15,968	$3,581	$285,547	$118,207	$3,228
Expenses
Mortality and expense risk fees	2,078	4,859	1,110	8,551	1,071	75,832	2,610	529
Net investment income (loss)	(1,285)	7,875	4,479	7,417	2,510	209,715	115,597	2,699
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(73,932)	(32,975)	(8,693)	(13,758)	(33,450)	(2)	65,109	(8,224)
Realized gain distribution	220,522	276,994	56,667	242,467	-	-	-	3,088
Realized gain (loss)	146,590	244,019	47,974	228,709	(33,450)	(2)	65,109	(5,136)
Change in net unrealized appreciation/depreciation of investments	(213,960)	(433,760)	(95,036)	(574,130)	(9,798)	1	(140,997)	(23,590)
Net gain (loss) on investments	(67,370)	(189,741)	(47,062)	(345,421)	(43,248)	(1)	(75,888)	(28,726)
Net increase (decrease) in net assets resulting from operations	(68,655)	(181,866)	(42,583)	(338,004)	(40,738)	209,714	39,709	(26,027)
Capital transactions:
Transfers of net premiums	68,297	239,260	80,539	288,963	133,957	7,948,279	76,493	13,448
Transfers due to death benefits	-	(2,505)	-	(6,556)	-	(119,435)	-	(23,884)
Transfers due to withdrawal of funds	(581)	(34,337)	(286)	(24,060)	(4,791)	(2,167,528)	(21,655)	(7)
Transfers due to policy loans, net of repayments	(3,392)	(3,822)	(5,295)	(39,797)	3	(638,879)	(19,928)	-
Transfers due to charges for administrative and insurance costs	(12,641)	(70,016)	(10,960)	(137,949)	(17,980)	(1,326,135)	(30,050)	(2,288)
Transfers between Divisions and to/from General Account	10,396	19,976	20,142	(89,833)	102,763	4,032,695	7,260	207
Net increase (decrease) in net assets resulting from capital transactions	62,079	148,556	84,140	(9,232)	213,952	7,728,997	12,120	(12,524)
Total increase (decrease)	(6,576)	(33,310)	41,557	(347,236)	173,214	7,938,711	51,829	(38,551)
NET ASSETS, at beginning of the year	373,185	1,092,493	146,079	1,965,182	124,434	16,396,206	492,181	233,307
NET ASSETS, at end of the year	$366,609	$1,059,183	$187,636	$1,617,946	$297,648	$24,334,917	$544,010	$194,756

See Notes to Financial Statements.

F-60

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

				T. Rowe Price	T. Rowe Price		T. Rowe Price	T. Rowe Price
	PIMCO	PIMCO	PIMCO	All-Cap	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap
	High Yield	Real Return	Total Return	Opportunities	Growth	Equity Income	Bond	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$7,941	$1,435	$4,387	$-	$-	$414,292	$1,468	$-
Expenses
Mortality and expense risk fees	394	51	415	28,121	59,438	70,026	177	229,337
Net investment income (loss)	7,547	1,384	3,972	(28,121)	(59,438)	344,266	1,291	(229,337)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,227)	(3,125)	(28,295)	66,697	229,084	334,670	108	304,865
Realized gain distribution	-	-	-	217,276	811,951	1,119,785	136	1,732,439
Realized gain (loss)	(1,227)	(3,125)	(28,295)	283,973	1,041,035	1,454,455	244	2,037,304
Change in net unrealized appreciation/depreciation of investments	(24,960)	(949)	(4,248)	(1,326,778)	(10,923,769)	(2,622,142)	(4,429)	(18,834,143)
Net gain (loss) on investments	(26,187)	(4,074)	(32,543)	(1,042,805)	(9,882,734)	(1,167,687)	(4,185)	(16,796,839)
Net increase (decrease) in net assets resulting from operations	(18,640)	(2,690)	(28,571)	(1,070,926)	(9,942,172)	(823,421)	(2,894)	(17,026,176)
Capital transactions:
Transfers of net premiums	1,099	13,070	7	120,362	426,139	840,578	-	1,592,673
Transfers due to death benefits	-	-	-	(15,042)	(14,203)	(55,531)	-	(320,267)
Transfers due to withdrawal of funds	(7,158)	-	(17)	(171,977)	(343,480)	(443,613)	-	(1,364,238)
Transfers due to policy loans, net of repayments	-	-	-	197,904	(224,693)	(762,250)	(84)	(864,889)
Transfers due to charges for administrative and insurance costs	(2,003)	(669)	(2,250)	(58,676)	(415,009)	(778,211)	(4,214)	(1,759,626)
Transfers between Divisions and to/from General Account	-	(12,464)	(2,339)	(17,598)	53,435	250,208	44,763	(126,514)
Net increase (decrease) in net assets resulting from capital transactions	(8,062)	(63)	(4,599)	54,973	(517,811)	(948,819)	40,465	(2,842,861)
Total increase (decrease)	(26,702)	(2,753)	(33,170)	(1,015,953)	(10,459,983)	(1,772,240)	37,571	(19,869,037)
NET ASSETS, at beginning of the year	177,886	21,647	196,048	4,920,302	25,875,360	23,530,078	48,102	75,155,920
NET ASSETS, at end of the year	$151,184	$18,894	$162,878	$3,904,349	$15,415,377	$21,757,838	$85,673	$55,286,883

See Notes to Financial Statements.

F-61

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Templeton	Templeton	Vanguard VIF	Vanguard VIF	Vanguard VIF	Voya	Voya	Voya
	Foreign	Global	Global Bond	Mid Cap	Real Estate	International	Russell™	Russell™
	VIP	Bond VIP	Index	Index	Index	Index	Mid Cap Index	Small Cap Index
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$313,386	$-	$6,436	$4,351	$4,464	$49,108	$15,346	$2,026
Expenses
Mortality and expense risk fees	34,472	133	2,181	4,281	2,314	3,759	5,184	1,014
Net investment income (loss)	278,914	(133)	4,255	70	2,150	45,349	10,162	1,012
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(324,369)	(3,040)	(22,354)	(31,133)	(29,715)	(3,696)	(47,122)	(93,138)
Realized gain distribution	-	-	2,377	41,276	10,083	-	173,388	35,455
Realized gain (loss)	(324,369)	(3,040)	(19,977)	10,143	(19,632)	(3,696)	126,266	(57,683)
Change in net unrealized appreciation/depreciation of investments	(839,567)	396	(21,696)	(100,150)	(71,769)	(305,870)	(580,394)	(44,465)
Net gain (loss) on investments	(1,163,936)	(2,644)	(41,673)	(90,007)	(91,401)	(309,566)	(454,128)	(102,148)
Net increase (decrease) in net assets resulting from operations	(885,022)	(2,777)	(37,418)	(89,937)	(89,251)	(264,217)	(443,966)	(101,136)
Capital transactions:
Transfers of net premiums	583,667	20,860	178,464	559,613	246,435	160,482	122,127	39,066
Transfers due to death benefits	(28,062)	-	-	(353)	(327)	-	-	-
Transfers due to withdrawal of funds	(297,518)	(18,048)	(1,302)	(6,917)	(5,086)	(6)	9	-
Transfers due to policy loans, net of repayments	(714,527)	-	-	(3,486)	(4,417)	-	-	-
Transfers due to charges for administrative and insurance costs	(387,510)	(905)	(37,251)	(98,275)	(46,553)	(10,873)	(25,038)	(6,078)
Transfers between Divisions and to/from General Account	(235,756)	19,488	34,789	56,314	2,138	(85,363)	126,016	151,014
Net increase (decrease) in net assets resulting from capital transactions	(1,079,706)	21,395	174,700	506,896	192,190	64,240	223,114	184,002
Total increase (decrease)	(1,964,728)	18,618	137,282	416,959	102,939	(199,977)	(220,852)	82,866
NET ASSETS, at beginning of the year	12,160,131	40,634	191,467	320,634	221,372	1,693,422	2,294,465	433,177
NET ASSETS, at end of the year	$10,195,403	$59,252	$328,749	$737,593	$324,311	$1,493,445	$2,073,613	$516,043

See Notes to Financial Statements.

F-62

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

VY® CBRE
Global
Real Estate
Division
Investment Income
Dividends	$17,808
Expenses
Mortality and expense risk fees	2,311
Net investment income (loss)	15,497
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	4,092
Realized gain distribution	30,510
Realized gain (loss)	34,602
Change in net unrealized appreciation/depreciation of investments	(232,534)
Net gain (loss) on investments	(197,932)
Net increase (decrease) in net assets resulting from operations	(182,435)
Capital transactions:
Transfers of net premiums	69,864
Transfers due to death benefits	-
Transfers due to withdrawal of funds	(44,333)
Transfers due to policy loans, net of repayments	(2,170)
Transfers due to charges for administrative and insurance costs	(26,574)
Transfers between Divisions and to/from General Account	15,847
Net increase (decrease) in net assets resulting from capital transactions	12,634
Total increase (decrease)	(169,801)
NET ASSETS, at beginning of the year	701,469
NET ASSETS, at end of the year	$531,668

See Notes to Financial Statements.

F-63

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 13, 1988. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains the following sixteen segments within the Separate Account: Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life®, Variable Life Select, Strategic Group Variable Universal Life®, Strategic Group Variable Universal Life® II, Survivorship Variable Universal Life, Variable Universal Life, Strategic Variable Life® Plus, Survivorship Variable Universal Life II, Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM, Variable Universal Life III, MassMutual ElectrumSM and Apex VULSM. Four of the sixteen segments within the Separate Account: Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM and Variable Universal Life III, have multiple tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of the Separate Account assets applicable to the variable life policies is not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

For the year or period ended December 31, 2023, the Separate Account consists of one hundred sixty-two divisions that invest in the following mutual funds. All of the divisions may not be available to all of the sixteen segments of the Separate Account:

The division listed in the first column
Divisions	invests in the fund in this column
American Century VP Capital Appreciation Division	American Century VP Capital Appreciation Fund[1]
American Century VP Disciplined Core Value Division	American Century VP Disciplined Core Value Fund[1]
American Century VP Inflation Protection Division	American Century VP Inflation Protection Fund[1]
American Century VP International Division	American Century VP International Fund[1]
American Century VP Value Division	American Century VP Value Fund[1]
American Funds Insurance Series® Asset Allocation Division	American Funds Insurance Series® Asset Allocation Fund[2]
American Funds Insurance Series® Growth-Income Division	American Funds Insurance Series® Growth-Income Fund[2]
BlackRock Basic Value V.I. Division[23]	BlackRock Basic Value V.I. Fund[4,23]
BlackRock High Yield V.I. Division	BlackRock High Yield V.I. Fund[4]
BlackRock Small Cap Index V.I. Division (Class I)	BlackRock Small Cap Index V.I. Fund (Class I)[4]
BlackRock Small Cap Index V.I. Division (Class III)	BlackRock Small Cap Index V.I. Fund (Class III)[4]
BlackRock Total Return V.I. Division	BlackRock Total Return V.I. Fund[4]
BNY Mellon MidCap Stock Division	BNY Mellon MidCap Stock Portfolio[3]
Delaware Ivy VIP Asset Strategy Division (Class I)	Delaware Ivy VIP Asset Strategy Portfolio (Class I)[5]
Delaware Ivy VIP Asset Strategy Division (Class II)	Delaware Ivy VIP Asset Strategy Portfolio (Class II)[5]
Delaware Ivy VIP Science and Technology Division	Delaware Ivy VIP Science and Technology Portfolio[5]
Delaware VIP® Emerging Markets Division	Delaware VIP® Emerging Markets Series[5]
Delaware VIP® Small Cap Value Division	Delaware VIP® Small Cap Value Portfolio[5]
DWS Small Cap Index Division	DWS Small Cap Index VIP Fund[6]
Eaton Vance VT Floating-Rate Income Division	Eaton Vance VT Floating-Rate Income Fund[7]
Fidelity® VIP Bond Index Division (Initial Class)	Fidelity® VIP Bond Index Portfolio (Initial Class)[8]
Fidelity® VIP Bond Index Division (Service Class 2)[24]	Fidelity® VIP Bond Index Portfolio (Service Class 2)[8,24]
Fidelity® VIP Contrafund® Division (Initial Class)	Fidelity® VIP Contrafund® Portfolio (Initial Class)[8]
Fidelity® VIP Contrafund® Division (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class)[8]
Fidelity® VIP Extended Market Index Division (Initial Class)	Fidelity® VIP Extended Market Index Portfolio (Initial Class)[8]
F-64

Notes To Financial Statements (Continued)

Fidelity® VIP Extended Market Index Division (Service Class)	Fidelity® VIP Extended Market Index Portfolio (Service Class)[8]
Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2020 Portfolio[8]
Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2025 Portfolio[8]
Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2030 Portfolio[8]
Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2035 Portfolio[8]
Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2040 Portfolio[8]
Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2045 Portfolio[8]
Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2050 Portfolio[8]
Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2055 Portfolio[8]
Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Freedom 2060 Portfolio[8]
Fidelity® VIP Freedom Income Division[24]	Fidelity® VIP Freedom Income Portfolio[8,24]
Fidelity® VIP Growth Division	Fidelity® VIP Growth Portfolio[8]
Fidelity® VIP Health Care Division (Initial Class)[25]	Fidelity® VIP Health Care Portfolio (Initial Class)[8,25]
Fidelity® VIP Index 500 Division (Service Class)	Fidelity® VIP Index 500 Portfolio (Service Class)[8]
Fidelity® VIP International Index Division (Initial Class)	Fidelity® VIP International Index Portfolio (Initial Class)[8]
Fidelity® VIP International Index Division (Service Class 2)	Fidelity® VIP International Index Portfolio (Service Class 2)[8]
Fidelity® VIP Overseas Division [25]	Fidelity® VIP Overseas Portfolio[8,25]
Fidelity® VIP Real Estate Division (Initial Class)[25]	Fidelity® VIP Real Estate Portfolio (Initial Class)[8,25]
Fidelity® VIP Real Estate Division (Service Class)	Fidelity® VIP Real Estate Portfolio (Service Class)[8]
Fidelity® VIP Strategic Income Division (Initial Class)[25]	Fidelity® VIP Strategic Income Portfolio (Initial Class)[8,25]
Fidelity® VIP Total Market Index Division (Initial Class)	Fidelity® VIP Total Market Index Portfolio (Initial Class)[8]
Fidelity® VIP Total Market Index Division (Service Class 2)[24]	Fidelity® VIP Total Market Index Portfolio (Service Class 2)[8,24]
Franklin Mutual Global Discovery VIP Division	Franklin Mutual Global Discovery VIP Fund[9]
Franklin Small Cap Value VIP Division	Franklin Small Cap Value VIP Fund[9]
Franklin Strategic Income VIP Division	Franklin Strategic Income VIP Fund[10]
Goldman Sachs Core Fixed Income Division	Goldman Sachs Core Fixed Income Fund[11]
Goldman Sachs International Equity Insights Division	Goldman Sachs International Equity Insights Fund[11]
Goldman Sachs Large Cap Value Division	Goldman Sachs Large Cap Value Fund[11]
Goldman Sachs Mid Cap Growth Division[24,26]	Goldman Sachs Mid Cap Growth Fund[11,24,26]
Goldman Sachs Mid Cap Value Division	Goldman Sachs Mid Cap Value Fund[11]
Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Small Cap Equity Insights Fund[11]
Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic Growth Fund[11]
Goldman Sachs U.S. Equity Insights Division	Goldman Sachs U.S. Equity Insights Fund[11]
Invesco Oppenheimer V.I. International Growth Division	Invesco Oppenheimer V.I. International Growth Fund[12]
Invesco V.I. American Franchise Division	Invesco V.I. American Franchise Fund[12]
Invesco V.I. Capital Appreciation Division	Invesco V.I. Capital Appreciation Fund[12]
Invesco V.I. Comstock Division	Invesco V.I. Comstock Fund[12]
Invesco V.I. Conservative Balanced Division	Invesco V.I. Conservative Balanced Fund[12]
Invesco V.I. Core Plus Bond Division	Invesco V.I. Core Plus Bond Fund[12,31]
Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Discovery Mid Cap Growth Fund[12]
Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund[12]
Invesco V.I. EQV International Equity Division[30]	Invesco V.I. EQV International Equity Fund[12,30]
Invesco V.I. Global Division	Invesco V.I. Global Fund[12]
Invesco V.I. Global Real Estate Division	Invesco V.I. Global Real Estate Fund[12]
Invesco V.I. Global Strategic Income Division	Invesco V.I. Global Strategic Income Fund[12]
Invesco V.I. Health Care Division	Invesco V.I. Health Care Fund[12]
Invesco V.I. Main Street Division	Invesco V.I. Main Street Fund®[12]
Invesco V.I. Main Street Small Cap Division	Invesco V.I. Main Street Small Cap Fund®[12]
F-65

Notes To Financial Statements (Continued)

Invesco V.I. Small Cap Equity Division	Invesco V.I. Small Cap Equity Fund[12]
Invesco V.I. Technology Division	Invesco V.I. Technology Fund[12]
Invesco V.I. U.S. Government Money Division	Invesco V.I. U.S. Government Money Portfolio[12]
Janus Henderson Balanced Division (Institutional Class)	Janus Henderson Balanced Portfolio (Institutional Class)[13]
Janus Henderson Balanced Division (Service Class)	Janus Henderson Balanced Portfolio (Service Class)[13]
Janus Henderson Forty Division (Institutional Class)	Janus Henderson Forty Portfolio (Institutional Class)[13]
Janus Henderson Forty Division (Service Class)	Janus Henderson Forty Portfolio (Service Class)[13]
Janus Henderson Global Research Division (Institutional Class)	Janus Henderson Global Research Portfolio (Institutional Class)[13]
Janus Henderson Global Research Division (Service Class)	Janus Henderson Global Research Portfolio (Service Class)[13]
Janus Henderson Global Technology and Innovation Division (Institutional Class)[25]	Janus Henderson Global Technology and Innovation Portfolio (Institutional Class)[13,25]
Lord Abbett Developing Growth Division	Lord Abbett Developing Growth Portfolio[15]
Lord Abbett Mid Cap Stock Division[24]	Lord Abbett Mid Cap Stock Portfolio[15,24]
LVIP JPMorgan U.S. Equity Division[29]	LVIP JPMorgan U.S. Equity Portfolio[14,29]
MFS® Blended Research® Core Equity Division	MFS® Blended Research® Core Equity Portfolio[16]
MFS® Global Real Estate Division	MFS® Global Real Estate Portfolio[16]
MFS® Government Securities Division	MFS® Government Securities Portfolio[16]
MFS® Growth Division	MFS® Growth Series[16]
MFS® International Intrinsic Value Division	MFS® International Intrinsic Value Portfolio[16]
MFS® Investors Trust Division	MFS® Investors Trust Series[16]
MFS® Mid Cap Value Division	MFS® Mid Cap Value Portfolio[16]
MFS® New Discovery Division	MFS® New Discovery Series[16]
MFS® Research Division	MFS® Research Series[16]
MFS® Utilities Division	MFS® Utilities Series[16]
MFS® Value Division	MFS® Value Series[16]
MML Aggressive Allocation Division	MML Aggressive Allocation Fund[17]
MML American Funds Core Allocation Division	MML American Funds Core Allocation Fund[17]
MML American Funds Growth Division	MML American Funds Growth Fund[17]
MML Balanced Allocation Division	MML Balanced Allocation Fund[17]
MML Blend Division	MML Blend Fund[17]
MML Blue Chip Growth Division	MML Blue Chip Growth Fund[17]
MML Conservative Allocation Division	MML Conservative Allocation Fund[17]
MML Dynamic Bond Division	MML Dynamic Bond Fund[17]
MML Equity Division	MML Equity Fund[17]
MML Equity Income Division	MML Equity Income Fund[17]
MML Equity Index Division (Class II)	MML Equity Index Fund (Class II)[17]
MML Equity Index Division (Class III)	MML Equity Index Fund (Class III)[17]
MML Equity Index Division (Service Class I)	MML Equity Index Fund (Service Class I)[17]
MML Equity Rotation Division[25]	MML Equity Rotation Fund [17,25]
MML Focused Equity Division	MML Focused Equity Fund[17]
MML Foreign Division	MML Foreign Fund[17]
MML Fundamental Equity Division	MML Fundamental Equity Fund[17]
MML Fundamental Value Division	MML Fundamental Value Fund[17]
MML Global Division (Class II)	MML Global Fund (Class II)[17]
MML Global Division (Service Class I)	MML Global Fund (Service Class I)[17]
MML Growth Allocation Division	MML Growth Allocation Fund[17]
MML High Yield Division	MML High Yield Fund[17]
MML Income & Growth Division	MML Income & Growth Fund[17]
MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund[17]
MML International Equity Division	MML International Equity Fund[17]
MML iShares® 60/40 Allocation Division (Class II)[25]	MML iShares® 60/40 Allocation Fund (Class II)[17,25]
F-66

Notes To Financial Statements (Continued)

MML iShares® 80/20 Allocation Division (Class II)[25]	MML iShares® 80/20 Allocation Fund (Class II)[17,25]
MML Large Cap Growth Division	MML Large Cap Growth Fund[17]
MML Managed Bond Division	MML Managed Bond Fund[17]
MML Managed Volatility Division	MML Managed Volatility Fund[17]
MML Mid Cap Growth Division	MML Mid Cap Growth Fund[17]
MML Mid Cap Value Division	MML Mid Cap Value Fund[17]
MML Moderate Allocation Division	MML Moderate Allocation Fund[17]
MML Short-Duration Bond Division	MML Short-Duration Bond Fund[17]
MML Small Cap Equity Division	MML Small Cap Equity Fund[17]
MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund[17]
MML Small Company Value Division	MML Small Company Value Fund[17]
MML Small/Mid Cap Value Division	MML Small/Mid Cap Value Fund[17]
MML Strategic Emerging Markets Division	MML Strategic Emerging Markets Fund[17]
MML Sustainable Equity Division[27]	MML Sustainable Equity Fund[17,27]
MML Total Return Bond Division	MML Total Return Bond Fund[17]
MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund[17]
PIMCO All Asset Division[24]	PIMCO All Asset Portfolio[18,24]
PIMCO CommodityRealReturn® Strategy Division	PIMCO CommodityRealReturn® Strategy Portfolio[18]
PIMCO Emerging Markets Bond Division[24]	PIMCO Emerging Markets Bond Portfolio[18,24]
PIMCO Global Bond Opportunities Division	PIMCO Global Bond Opportunities Portfolio[18]
PIMCO High Yield Division	PIMCO High Yield Portfolio[18]
PIMCO Income Division[25]	PIMCO Income Portfolio[18,25]
PIMCO Long-Term U.S. Government Division[24]	PIMCO Long-Term U.S. Government Portfolio[18,24]
PIMCO Real Return Division	PIMCO Real Return Portfolio[18]
PIMCO Total Return Division	PIMCO Total Return Portfolio[18]
T. Rowe Price All-Cap Opportunities Division	T. Rowe Price All-Cap Opportunities Portfolio[19]
T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Portfolio[19]
T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Portfolio[19]
T. Rowe Price Limited-Term Bond Division	T. Rowe Price Limited-Term Bond Portfolio[19]
T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio[19]
Templeton Foreign VIP Division	Templeton Foreign VIP Fund[20]
Templeton Global Bond VIP Division	Templeton Global Bond VIP Fund[20]
Vanguard VIF Global Bond Index Division	Vanguard VIF Global Bond Index Fund[21]
Vanguard VIF Mid Cap Index Division	Vanguard VIF Mid Cap Index Fund[21]
Vanguard VIF Real Estate Index Division	Vanguard VIF Real Estate Index Fund[21]
Voya International Index Division	Voya International Index Portfolio[22]
Voya Russell™ Mid Cap Index Division	Voya Russell™ Mid Cap Index Portfolio[22]
Voya Russell™ Small Cap Index Division	Voya Russell™ Small Cap Index Portfolio[22]
VY® CBRE Global Real Estate Division[28]	VY® CBRE Global Real Estate Portfolio[22,28]

In addition to the one hundred sixty-two divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933. The General Account and the GPA are not registered as an investment company under the 1940 Act.

[1]American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]Capital Research and Management Company is the investment adviser to this Fund.
3BNY Mellon Investment Adviser, Inc. is the investment adviser to this Portfolio.
[4]BlackRock Advisors, LLC is the investment adviser to this Fund.
[5]Delaware Management Company is the investment adviser to this Series.
6DWS Investment Management Americas Inc. is the investment adviser to this Fund.
[7]Eaton Vance Management is the investment adviser to this Fund.
[8]Fidelity Management & Research Company LLC is the investment adviser to this Portfolio.
[9]Franklin Mutual Advisers, LLC is the investment adviser to this Fund.
F-67

Notes To Financial Statements (Continued)

[10]Franklin Advisers, Inc. Is the investment adviser to this Fund.
[11]Goldman Sachs Asset Management, L.P. is the investment adviser to this Fund.
[12]Invesco Advisers, Inc. is the investment adviser to this Fund.
[13]Janus Capital Management, LLC is the investment adviser to this Fund.
[14]Lincoln Variable Insurance Products Trust is the investment adviser to this Fund.
[15]Lord, Abbett & Co. LLC is the investment adviser to this Fund.
[16]Massachusetts Financial Services Company is the investment adviser to this Fund.
17MML Investment Advisers, LLC is the investment adviser to the Fund.
[18]Pacific Investment Management Company LLC is the investment adviser to this Fund.
19T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.
[20]Templeton Investment Counsel, LLC is the investment adviser to this Fund.
[21]The Vanguard Group, Inc. is the investment adviser to this Fund.
[22]Voya Investments, LLC is the investment adviser to this Fund.
[23]This division did not have any investment or unit activity from 2017 to 2023.
[24]This division did not have any investment or unit activity in 2021 to 2023.
[25]This Sub-Account/Fund became available to the Separate Account as an investment option on May 1, 2023.
[26]Prior to April 29, 2022, known as Goldman Sachs Growth Opportunities Division/Portfolio.
[27]Prior to April 29, 2022, known as MML Growth & Income Division/Fund.
[28]Prior to May 1, 2022, known as VY® Clarion Global Real Estate Division/Portfolio.
[29]Effective May 1, 2023, the JPMorgan Insurance Trust U.S. Equity Portfolio merged into the LVIP JPMorgan U.S. Equity Fund. The LVIP JPMorgan U.S. Equity Fund assumed the accounting and performance history of the JPMorgan Insurance Trust U.S. Equity Portfolio.
[30]Prior to April 29, 2022, known as Invesco V.I. International Growth Division/Fund.
[31]After the close of business on April 29, 2022, Invesco V.I. Core Plus Bond Fund acquired all the net assets of Invesco V.I. Core Bond Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco V.I. Core Plus Bond Fund on December 1, 2021 and by the shareholders of the Invesco V.I. Core Bond Fund on March 31, 2022. The acquisition was accomplished by a tax -free exchange as of the close of business on April 29, 2022. Shares of Invesco V.I. Core Bond Fund were exchanged for the like class of shares of Invesco V.I. Core Plus Bond Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Core Bond Fund receiving 1.15816327 shares of Invesco V.I. Core Plus Bond Fund in exchange of 1 share of Invesco V.I Core Bond Fund. As a result of the underlying fund merger, the division name changed from Invesco V.I. Core Bond to Invesco V.I. Core Plus Bond.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Massachusetts Mutual Variable Life Separate Account I follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the underlying funds held by each division are carried at fair value which is based on the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date and they are generally reinvested in the underlying investment funds.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F-68

Notes To Financial Statements (Continued)

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4% to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2% to 5% of the loan or the policy loan rate less the loan interest rate expense charge.

G.	Life Reserves

Life reserves are developed by using accepted actuarial methods and are computed using the 1980 CSO, 2001 CSO, or 2017 CSO mortality tables.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2023. There have been no transfers between levels for the year ended December 31, 2023.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The policies currently being offered are sold by registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”) and/or MML Strategic Distributors, LLC (“MSD”), subsidiaries of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors and MSD serve as principal underwriters of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors and/or MSD.

MMLIS, MML Distributors and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors and/or MSD to those broker-dealers. MMLIS, MML Distributors, and MSD also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as mortality and expense fees are charges paid between the General Account and the Separate Account. The General Account is not registered as an investment company under the 1940 Act.

F-69

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for each of the years in the two-year period ended December 31, 2023 were as follows:

	American	American	American	American		American Funds
	Century	Century	Century	Century	American	Insurance Series®	American Funds	BlackRock
	VP Capital	VP Disciplined	VP Inflation	VP	Century	Asset	Insurance Series®	High Yield
	Appreciation	Core Value	Protection	International	VP Value	Allocation	Growth-Income	V.I.
	Division	Division	Division	Division	Division	Division	Division	Division
2023
Cost of purchases	$234,527	$1,450,775	$37,722	$164,253	$2,767,106	$2,985,829	$5,317,033	$59,917
Proceeds from sales	(177,399)	(2,518,724)	(42,152)	(20,069)	(1,549,367)	(3,070,404)	(4,880,161)	(77,387)

	BlackRock	BlackRock	BlackRock	BNY Mellon	Delaware	Delaware	Delaware	Delaware VIP®
	Small Cap Index	Small Cap Index	Total Return	MidCap	Ivy VIP Asset	Ivy VIP Asset	Ivy VIP Science	Emerging
	V.I.	V.I.	V.I.	Stock	Strategy	Strategy	and Technology	Markets
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)	(Class I)	(Class III)			(Class I)	(Class II)
Cost of purchases	$340,391	$16,589	$418,086	$33,283	$12,021	$9,430	$865	$424,606
Proceeds from sales	(76,452)	(5,922)	(488,931)	(37,050)	(2,027)	(572)	(3,392)	(87,246)

			Eaton Vance				Fidelity®	Fidelity®
	Delaware VIP®	DWS	VT	Fidelity®	Fidelity®	Fidelity®	VIP	VIP
	Small Cap	Small Cap	Floating-Rate	VIP	VIP	VIP	Extended	Extended
	Value	Index	Income	Bond Index	Contrafund®	Contrafund®	Market Index	Market Index
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)				(Initial Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Cost of purchases	$1,354,033	$869,026	$29,365	$277,024	$9,922,678	$490,285	$227,514	$1,174,367
Proceeds from sales	(994,169)	(1,198,061)	(47,125)	(66,377)	(10,694,294)	(949,158)	(43,822)	(996,284)

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2040	Freedom 2045	Freedom 2050	Freedom 2055
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$850,430	$1,354,476	$2,687,797	$1,075,267	$219,924	$234,593	$217,214	$64,406
Proceeds from sales	(750,695)	(1,021,504)	(1,737,041)	(947,965)	(142,432)	(232,464)	(79,926)	(64,976)
F-70

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

					Fidelity®	Fidelity®
	Fidelity®	Fidelity®	Fidelity®	Fidelity®	VIP	VIP	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	International	International	VIP	VIP
	Freedom 2060	Growth	Health Care	Index 500	Index	Index	Overseas	Real Estate
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)				(Service Class)	(Initial Class)	(Service Class 2)		(Initial Class)
Cost of purchases	$63,400	$761,348	$13,528	$5,152,422	$278,303	$900,527	$1,182	$88
Proceeds from sales	(98,827)	(445,569)	(1,076)	(4,397,316)	(46,394)	(655,859)	(239)	(71)

		Fidelity®	Fidelity®	Franklin Mutual	Franklin	Franklin	Goldman	Goldman Sachs
	Fidelity®	VIP	VIP	Global	Small Cap	Strategic	Sachs	International
	VIP	Strategic	Total Market	Discovery	Value	Income	Core Fixed	Equity
	Real Estate	Income	Index	VIP	VIP	VIP	Income	Insights
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)	(Service Class)		(Initial Class)
Cost of purchases	$101,603	$315	$1,038,033	$1,386	$2,736,314	$966	$1,256,330	$109,550
Proceeds from sales	(82,334)	(66)	(344,896)	(603)	(2,324,837)	(204)	(1,115,682)	(66,028)

	Goldman	Goldman	Goldman Sachs	Goldman	Goldman	Invesco
	Sachs	Sachs	Small Cap	Sachs	Sachs	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.
	Large Cap	Mid Cap	Equity	Strategic	U.S. Equity	International	American	Capital
	Value	Value	Insights	Growth	Insights	Growth	Franchise	Appreciation
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$342	$115,921	$9,195	$1,509,307	$1,102	$3,849,619	$1,192,091	$2,598,999
Proceeds from sales	(139)	(65,894)	(715)	(1,707,508)	(5,723)	(6,340,395)	(1,045,544)	(7,940,873)

		Invesco V.I.		Invesco V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.
	Invesco V.I.	Conservative	Invesco V.I.	Discovery	Diversified	EQV International	Invesco V.I.	Global Real
	Comstock	Balanced	Core Plus Bond	Mid Cap Growth	Dividend	Equity	Global	Estate
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$29,050	$107,114	$1,661,959	$4,584,497	$646,280	$10,911	$15,957,085	$102,605
Proceeds from sales	(1,367)	(284,722)	(1,770,330)	(6,782,233)	(500,753)	(8,579)	(21,575,905)	(76,970)
F-71

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	Invesco V.I.			Invesco V.I.	Invesco V.I.		Invesco V.I.	Janus
	Global	Invesco V.I.	Invesco V.I.	Main Street	Small Cap	Invesco V.I.	U.S. Government	Henderson
	Strategic Income	Health Care	Main Street	Small Cap	Equity	Technology	Money	Balanced
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)								(Institutional Class)
Cost of purchases	$13,197,924	$621,744	$3,738,331	$265,810	$145	$743,846	$1,739,040	$26
Proceeds from sales	(2,485,154)	(745,022)	(3,286,690)	(274,957)	(32)	(1,372,195)	(2,789,510)	(97)

Janus Henderson
	Janus	Janus	Janus	Janus	Janus	Global	Lord Abbett	LVIP
	Henderson	Henderson	Henderson	Henderson	Henderson	Technology and	Developing	JPMorgan
	Balanced	Forty	Forty	Global Research	Global Research	Innovation	Growth	U.S. Equity
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)	(Service Class)	(Institutional Class)	(Service Class)	(Institutional Class)
Cost of purchases	$659,080	$2,145,283	$9,557	$12,719,772	$15,302	$6,624	$29,980	$892,165
Proceeds from sales	(1,058,373)	(4,268,278)	(37,138)	(1,379,101)	(23,016)	(429)	(4,198)	(7,241)

MFS®
	Blended	MFS®	MFS®		MFS®	MFS®	MFS®	MFS®
	Research®	Global	Government	MFS®	International	Investors	Mid Cap	New
	Core Equity	Real Estate	Securities	Growth	Intrinsic Value	Trust	Value	Discovery
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$78,340	$221,942	$562	$289,326	$1,115,130	$382,388	$256,057	$405,259
Proceeds from sales	(112,153)	(1,336)	(364)	(517,144)	(274,325)	(570,309)	(167,911)	(640,246)

MML
				MML	American Funds	MML	MML
	MFS®	MFS®	MFS®	Aggressive	Core	American Funds	Balanced	MML
	Research	Utilities	Value	Allocation	Allocation	Growth	Allocation	Blend
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$80,676	$8,606	$1,142,936	$3,340,000	$1,030,577	$2,351,871	$1,953,968	$2,027,859
Proceeds from sales	(109,438)	(489)	(52,559)	(2,090,391)	(30,653)	(361,710)	(703,257)	(3,502,692)
F-72

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML	MML	MML		MML	MML	MML	MML
	Blue Chip	Conservative	Dynamic	MML	Equity	Equity	Equity	Equity
	Growth	Allocation	Bond	Equity	Income	Index	Index	Index
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)						(Service Class I)	(Class II)	(Class III)
Cost of purchases	$4,310,278	$612,924	$128,246	$13,297,569	$1,155,123	$2,448,139	$16,690,745	$2,978,637
Proceeds from sales	(4,003,099)	(241,078)	(59,588)	(9,125,301)	(442,620)	(2,252,451)	(10,988,261)	(411,038)

	MML	MML		MML	MML			MML
	Equity	Focused	MML	Fundamental	Fundamental	MML	MML	Growth
	Rotation	Equity	Foreign	Equity	Value	Global	Global	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)						(Service Class I)	(Class II)
Cost of purchases	$55	$268,001	$250,924	$54,425	$50,036	$175,527	$317,556	$5,594,418
Proceeds from sales	(7)	(266,791)	(139,285)	(86,622)	(4,471)	(3,533)	(234,094)	(4,359,623)

MML
	MML	MML	Inflation-	MML	MML	MML	MML	MML
	High	Income	Protected	International	iShares® 60/40	iShares® 80/20	Large Cap	Managed
	Yield	& Growth	and Income	Equity	Allocation	Allocation	Growth	Bond
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$129,508	$1,144,185	$870,717	$25,999	$8,062	$23,100	$265,730	$2,898,440
Proceeds from sales	(66,102)	(1,010,632)	(751,920)	(3,772)	(2,003)	(1,539)	(102,603)	(12,595,683)

	MML	MML	MML	MML	MML	MML	MML	MML
	Managed	Mid Cap	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Small Company
	Volatility	Growth	Value	Allocation	Bond	Equity	Growth Equity	Value
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$2,437,042	$1,913,075	$1,693,134	$719,740	$401,308	$1,901,480	$1,869,782	$104,643
Proceeds from sales	(1,672,657)	(1,804,546)	(1,187,247)	(328,973)	(561,229)	(3,196,634)	(2,758,970)	(54,691)
F-73

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)
		MML				PIMCO
	MML	Strategic	MML	MML	MML	Commodity-	PIMCO
	Small/Mid Cap	Emerging	Sustainable	Total Return	U.S. Government	RealReturn®	Global Bond	PIMCO
	Value	Markets	Equity	Bond	Money Market	Strategy	Opportunities	High Yield
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$480,208	$76,072	$1,116,881	$1,281,773	$17,182,387	$359,290	$23,046	$10,110
Proceeds from sales	(242,685)	(55,004)	(642,276)	(1,103,231)	(18,928,103)	(283,874)	(7,848)	(2,079)

				T. Rowe Price	T. Rowe Price		T. Rowe Price	T. Rowe Price
	PIMCO	PIMCO	PIMCO	All-Cap	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap
	Income	Real Return	Total Return	Opportunities	Growth	Equity Income	Bond	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$15,254	$28,476	$164,216	$717,320	$1,580,241	$3,090,033	$2,689	$5,181,643
Proceeds from sales	(654)	(26,039)	(173,343)	(412,101)	(1,706,938)	(2,786,970)	(17,826)	(4,714,779)

	Templeton	Templeton	Vanguard VIF	Vanguard VIF	Vanguard VIF	Voya	Voya	Voya
	Foreign	Global	Global Bond	Mid Cap	Real Estate	International	Russell™	Russell™
	VIP	Bond VIP	Index	Index	Index	Index	Mid Cap Index	Small Cap Index
	Division	Division	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$1,324,733	$13,857	$166,449	$609,630	$197,756	$434,790	$1,861,132	$791,108
Proceeds from sales	(1,293,058)	(11,824)	(61,875)	(71,714)	(41,725)	(248,897)	(1,065,360)	(597,210)

	VY® CBRE
	Global
	Real Estate
	Division
2023 (Continued)
Cost of purchases	$162,127
Proceeds from sales	(117,614)
F-74

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)
	American	American	American	American		American
	Century	Century	Century	Century	American	Funds®	American	BlackRock
	VP Capital	VP Disciplined	VP Inflation	VP	Century	Asset	Funds®	High Yield
	Appreciation	Core Value	Protection	International	VP Value	Allocation	Growth-Income	V.I.
	Division	Division	Division	Division	Division	Division	Division	Division
2022
Cost of purchases	$422,748	$10,327,371	$98,209	$397,917	$3,892,087	$5,702,875	$10,508,082	$299,273
Proceeds from sales	(240,902)	(3,120,390)	(96,284)	(309,079)	(2,869,682)	(3,447,976)	(8,265,897)	(355,708)

	BlackRock	BlackRock	BlackRock	BNY Mellon	Delaware	Delaware	Delaware	Delaware VIP®
	Small Cap Index	Small Cap Index	Total Return	MidCap	Ivy VIP Asset	Ivy VIP Asset	Ivy VIP Science	Emerging
	V.I.	V.I.	V.I.	Stock	Strategy	Strategy	and Technology	Markets
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)	(Class III)	(Class III)			(Class I)	(Class II)
Cost of purchases	$457,770	$11,585	$703,285	$234,170	$22,421	$141,374	$36,324	$172,886
Proceeds from sales	(119,377)	(1,715)	(649,472)	(51,158)	(1,550)	(181,429)	(48,469)	(170,623)

			Eaton Vance				Fidelity®	Fidelity®
	Delaware VIP®	DWS	VT	Fidelity®	Fidelity®	Fidelity®	VIP	VIP
	Small Cap	Small Cap	Floating-Rate	VIP	VIP	VIP	Extended	Extended
	Value	Index	Income	Bond Index	Contrafund®	Contrafund®	Market Index	Market Index
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)					(Initial Class)	(Service Class)	(Service Class I)	(Service Class II)
Cost of purchases	$678,068	$2,728,714	$81,194	$467,503	$14,721,093	$541,671	$311,428	$566
Proceeds from sales	(636,939)	(1,271,766)	(80,931)	(135,068)	(12,907,843)	(622,223)	(112,507)	(552)

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2040	Freedom 2045	Freedom 2050	Freedom 2055
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$5,861	$1,411,151	$1,902,463	$3,371,717	$799,517	$17,676	$346,741	$2,089
Proceeds from sales	(2,314)	(1,044,075)	(1,559,137)	(2,605,962)	(700,448)	(3,133)	(326,777)	(923)
F-75

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

				Fidelity®	Fidelity®		Fidelity®	Franklin Mutual
	Fidelity®	Fidelity®	Fidelity®	VIP	VIP	Fidelity®	VIP	Global
	VIP	VIP	VIP	International	International	VIP	Total Market	Discovery
	Freedom 2060	Growth	Index 500	Index	Index	Real Estate	Index	VIP
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)			(Service Class)	(Initial Class)	(Service Class II)
Cost of purchases	$54,760	$947,305	$398,446	$404,887	$120,549	$207,502	$421,207	$1,149
Proceeds from sales	(5,120)	(490,414)	(17,773)	(109,647)	(94,853)	(246,952)	(118,298)	(767)

	Franklin	Franklin	Goldman	Goldman Sachs	Goldman	Goldman	Goldman Sachs	Goldman
	Small Cap	Strategic	Sachs	International	Sachs	Sachs	Small Cap	Sachs
	Value	Income	Core Fixed	Equity	Large Cap	Mid Cap	Equity	Strategic
	VIP	VIP	Income	Insights	Value	Value	Insights	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$5,704,851	$17,057	$736,186	$102,321	$409	$356,725	$33,461	$2,764,044
Proceeds from sales	(3,157,805)	(22,770)	(752,426)	(46,188)	(4,706)	(57,071)	(38,753)	(1,322,717)

	Goldman	Invesco
	Sachs	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.		Invesco V.I.
	U.S. Equity	International	American	Capital	Invesco V.I.	Conservative	Invesco V.I.	Discovery
	Insights	Growth	Franchise	Appreciation	Comstock	Balanced	Core Plus Bond	Mid Cap Growth
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$2,111	$9,327,217	$2,902,994	$31,987,075	$17,472	$178,983	$2,458,229	$22,971,375
Proceeds from sales	(11,033)	(3,669,622)	(2,787,458)	(6,268,425)	(1,293)	(124,564)	(1,661,898)	(8,236,345)

	Invesco V.I.		Invesco V.I.	Invesco V.I.		Invesco V.I.		Invesco V.I.
	Diversified	Invesco V.I.	Global Real	Global	Invesco V.I.	International	Invesco V.I.	Main Street
	Dividend	Global	Estate	Strategic Income	Health Care	Growth	Main Street	Small Cap
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$1,096,029	$25,693,006	$80,564	$2,756,891	$1,499,080	$21,676	$13,964,424	$600,888
Proceeds from sales	(1,070,727)	(12,382,839)	(80,824)	(3,115,662)	(1,038,292)	(6,426)	(3,102,588)	(216,492)
F-76

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	Invesco V.I.		Invesco V.I.	Janus	Janus	Janus	Janus	Janus
	Small Cap	Invesco V.I.	U.S. Government	Henderson	Henderson	Henderson	Henderson	Henderson
	Equity	Technology	Money	Balanced	Balanced	Forty	Forty	Global Research
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)				(Institutional Class)	(Service Class)	(Institutional Class)	(Service Class)
Cost of purchases	$568	$3,609,682	$1,256,181	$57	$1,111,363	$5,760,579	$126,188	$2,093,514
Proceeds from sales	(20)	(1,033,157)	(580,900)	(96)	(1,213,692)	(4,384,748)	(77,683)	(1,374,168)

MFS®
	Janus	JPMorgan	Lord Abbett	Blended	MFS®	MFS®		MFS®
	Henderson	Insurance Trust	Developing	Research	Global	Government	MFS®	International
	Global Research	U.S. Equity	Growth	Core Equity	Real Estate	Securities	Growth	Intrinsic Value
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)	(Service Class)
Cost of purchases	$62,972	$88,377	$112,541	$467,741	$9,857	$674	$599,169	$402,262
Proceeds from sales	(43,373)	(19,482)	(102,849)	(298,004)	(2,002)	(442)	(645,446)	(345,968)

MML
	MFS®	MFS®	MFS®				MML	American Funds
	Investors	Mid Cap	New	MFS®	MFS®	MFS®	Aggressive	Core
	Trust	Value	Discovery	Research	Utilities	Value	Allocation	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$208,889	$244,932	$2,622,913	$134,369	$10,129	$797,976	$3,501,595	$736,329
Proceeds from sales	(93,762)	(155,761)	(1,211,822)	(133,748)	(428)	(53,251)	(2,165,530)	(397,948)

	MML	MML	MML		MML	MML	MML
	American Funds	American Funds	Balanced	MML	Blue Chip	Conservative	Dynamic	MML
	Growth	International	Allocation	Blend	Growth	Allocation	Bond	Equity
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$2,212,692	$867,148	$635,522	$2,629,739	$7,466,151	$479,928	$108,173	$16,305,414
Proceeds from sales	(229,823)	(931,038)	(182,279)	(2,449,278)	(4,578,220)	(311,776)	(64,688)	(8,436,127)
F-77

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML	MML	MML	MML	MML		MML	MML
	Equity	Equity	Equity	Equity	Focused	MML	Fundamental	Fundamental
	Income	Index	Index	Index	Equity	Foreign	Equity	Value
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)		(Service Class I)	(Class II)	(Class III)
Cost of purchases	$1,663,172	$7,019,504	$15,544,776	$2,405,506	$334,486	$315,531	$193,550	$83,618
Proceeds from sales	(687,597)	(6,649,901)	(13,202,989)	(146,074)	(266,574)	(122,738)	(17,318)	(32,570)

MML
			MML	MML	MML	Inflation-	MML	MML
	MML	MML	Growth	High	Income	Protected	International	Large Cap
	Global	Global	Allocation	Yield	& Growth	and Income	Equity	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)	(Service Class I)	(Class II)
Cost of purchases	$171,915	$734,631	$2,069,062	$140,304	$1,140,576	$1,643,160	$49,809	$190,083
Proceeds from sales	(74,945)	(255,037)	(868,630)	(38,313)	(801,124)	(1,113,855)	(4,032)	(18,071)

	MML	MML	MML	MML	MML	MML	MML	MML
	Managed	Managed	Mid Cap	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap
	Bond	Volatility	Growth	Value	Allocation	Bond	Equity	Growth Equity
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$3,293,708	$1,376,940	$2,476,242	$1,527,900	$964,934	$857,324	$5,605,896	$7,538,565
Proceeds from sales	(3,234,630)	(1,474,377)	(1,402,846)	(766,829)	(489,917)	(638,635)	(3,392,383)	(2,179,066)

			MML				PIMCO
	MML	MML	Strategic	MML	MML	MML	Commodity-	PIMCO
	Small Company	Small/Mid Cap	Emerging	Sustainable	Total Return	U.S. Government	RealReturn®	Global Bond
	Value	Value	Markets	Equity	Bond	Money Market	Strategy	Opportunities
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$370,402	$788,642	$155,317	$582,546	$1,339,654	$24,332,741	$395,823	$25,921
Proceeds from sales	(89,095)	(355,242)	(10,040)	(341,880)	(1,123,188)	(16,394,342)	(268,113)	(32,665)
F-78

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

				T. Rowe Price	T. Rowe Price		T. Rowe Price	T. Rowe Price
	PIMCO	PIMCO	PIMCO	All-Cap	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap
	High Yield	Real Return	Total Return	Opportunities	Growth	Equity Income	Bond	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$8,893	$36,102	$385,324	$526,732	$2,429,365	4,471,615	56,501	2,825,131
Proceeds from sales	(9,423)	(34,781)	(385,950)	(282,603)	(2,194,685)	(3,956,374)	(14,606)	(4,164,908)

	Templeton	Templeton	Vanguard VIF	Vanguard VIF	Vanguard VIF	Voya	Voya	Voya
	Foreign	Global	Global Bond	Mid Cap	Real Estate	International	Russell™	Russell™
	VIP	Bond VIP	Index	Index	Index	Index	Mid Cap Index	Small Cap Index
	Division	Division	Division	Division	Division	Division	Division	Division
2022 (Continued)
Cost of purchases	$1,868,217	$66,134	$294,261	$656,291	$348,408	$332,072	$1,972,967	$564,531
Proceeds from sales	(2,668,995)	(44,872)	(112,926)	(108,049)	(143,984)	(222,484)	(1,566,300)	(344,062)

	VY® CBRE
	Global
	Real Estate
	Division
2022 (Continued)
Cost of purchases	$256,320
Proceeds from sales	(197,686)
F-79

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for each of the years in the two-year period ended December 31, 2023 were as follows:

	American	American	American	American		American Funds
	Century	Century	Century	Century	American	Insurance Series®	American Funds	BlackRock
	VP Capital	VP Disciplined	VP Inflation	VP	Century	Asset	Insurance Series®	High Yield
	Appreciation	Core Value	Protection	International	VP Value	Allocation	Growth-Income	V.I.
2023	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	65,005	342,561	-	104,743	170,683	255,426	453,672	1,255
Units withdrawn	(5,043)	(701,370)	(478)	(11,079)	(279,509)	(675,434)	(818,584)	(879)
Units transferred between divisions and transferred to/from GPA	(27,971)	(38,848)	(4,229)	(1,105)	27,939	40,433	(55,840)	(18,082)
Net increase (decrease)	31,991	(397,657)	(4,707)	92,559	(80,887)	(379,575)	(420,752)	(17,706)

	BlackRock	BlackRock	BlackRock	BNY Mellon	Delaware	Delaware	Delaware	Delaware VIP®
	Small Cap Index	Small Cap Index	Total Return	MidCap	Ivy VIP Asset	Ivy VIP Asset	Ivy VIP Science	Emerging
	V.I.	V.I.	V.I.	Stock	Strategy	Strategy	and Technology	Markets
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
	(Class I)	(Class III)			(Class I)	(Class II)
Units purchased	350,880	10,525	117,329	-	13,115	5,200	-	22,330
Units withdrawn	(134,828)	(997)	(4,262)	(6,752)	(3,900)	(825)	(581)	(4,354)
Units transferred between divisions and transferred to/from GPA	14,152	2,575	(189,543)	(4,184)	-	34	(1,107)	264,772
Net increase (decrease)	230,204	12,103	(76,476)	(10,936)	9,215	4,409	(1,688)	282,748

			Eaton Vance				Fidelity®	Fidelity®
	Delaware VIP®	DWS	VT	Fidelity®	Fidelity®	Fidelity®	VIP	VIP
	Small Cap	Small Cap	Floating-Rate	VIP	VIP	VIP	Extended	Extended
	Value	Index	Income	Bond Index	Contrafund®	Contrafund®	Market Index	Market Index
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
				(Initial Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Units purchased	142,654	112,258	313	347,612	1,663,132	44,480	222,755	-
Units withdrawn	(7,406)	(206,345)	(513)	(113,614)	(1,900,649)	(150,177)	(63,632)	(2,677)
Units transferred between divisions and transferred to/from GPA	115,127	(63,105)	(16,894)	(322)	16,880	(12,589)	1,041	198,871
Net increase (decrease)	250,375	(157,192)	(17,094)	233,676	(220,637)	(118,286)	160,164	196,194

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2040	Freedom 2045	Freedom 2050	Freedom 2055
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	29	103,780	88,616	81,036	10,707	539	40,014	41
Units withdrawn	(1,198)	(16,981)	(13,250)	(11,458)	(1,957)	(417)	(3,144)	(74)
Units transferred between divisions and transferred to/from GPA	74,168	133,856	563,014	(6,770)	35,827	1,507	45,912	(141)
Net increase (decrease)	72,999	220,655	638,380	62,808	44,577	1,629	82,782	(174)
F-80

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

					Fidelity®	Fidelity®
	Fidelity®	Fidelity®	Fidelity®	Fidelity®	VIP	VIP	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	International	International	VIP	VIP
	Freedom 2060	Growth	Health Care	Index 500	Index	Index	Overseas	Real Estate
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
				(Service Class)	(Initial Class)	(Service Class 2)		(Initial Class)
Units purchased	1,625	108,994	15,216	402,671	318,685	15,703	1,364	51
Units withdrawn	(882)	(12,052)	(1,867)	(30,497)	(108,026)	(4,567)	(426)	(5)
Units transferred between divisions and transferred to/from GPA	(36,822)	11,200	3	412,511	1,499	250,864	-	(29)
Net increase (decrease)	(36,079)	108,142	13,352	784,685	212,158	262,000	938	17

		Fidelity®	Fidelity®	Franklin Mutual	Franklin	Franklin	Goldman	Goldman Sachs
	Fidelity®	VIP	VIP	Global	Small Cap	Strategic	Sachs	International
	VIP	Strategic	Total Market	Discovery	Value	Income	Core Fixed	Equity
	Real Estate	Income	Index	VIP	VIP	VIP	Income	Insights
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
	(Service Class)		(Initial Class)
Units purchased	5,207	407	631,329	-	155,722	831	25,469	33,972
Units withdrawn	(2,436)	(170)	(123,579)	(123)	(301,172)	(72)	(15,780)	(3,346)
Units transferred between divisions and transferred to/from GPA	9,136	-	70,871	536	277,210	(83)	106,763	37
Net increase (decrease)	11,907	237	578,621	413	131,760	676	116,452	30,663

	Goldman	Goldman	Goldman Sachs	Goldman	Goldman	Invesco
	Sachs	Sachs	Small Cap	Sachs	Sachs	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.
	Large Cap	Mid Cap	Equity	Strategic	U.S. Equity	International	American	Capital
	Value	Value	Insights	Growth	Insights	Growth	Franchise	Appreciation
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	14	1,823	5,901	59,051	38	923,171	140,535	682,689
Units withdrawn	(37)	(2,480)	(492)	(140,111)	(1,333)	(923,218)	(2,414)	(1,596,686)
Units transferred between divisions and transferred to/from GPA	-	2,172	-	(58,344)	-	(839,991)	(65,324)	(158,915)
Net increase (decrease)	(23)	1,515	5,409	(139,404)	(1,295)	(840,038)	72,797	(1,072,912)

		Invesco V.I.		Invesco V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.
	Invesco V.I.	Conservative	Invesco V.I.	Discovery	Diversified	EQV International	Invesco V.I.	Global Real
	Comstock	Balanced	Core Plus Bond	Mid Cap Growth	Dividend	Equity	Global	Estate
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	9,057	26,408	1,519,191	959,097	127,442	-	946,609	42,976
Units withdrawn	(786)	(105,076)	(1,334,144)	(1,272,270)	(81,056)	(286)	(1,530,359)	(799)
Units transferred between divisions and transferred to/from GPA	-	257	(580,105)	(53,842)	(95,948)	2,086	(1,158,525)	(17,989)
Net increase (decrease)	8,271	(78,411)	(395,058)	(367,015)	(49,562)	1,800	(1,742,275)	24,188
F-81

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	Invesco V.I.			Invesco V.I.	Invesco V.I.		Invesco V.I.	Janus
	Global	Invesco V.I.	Invesco V.I.	Main Street	Small Cap	Invesco V.I.	U.S. Government	Henderson
	Strategic Income	Health Care	Main Street	Small Cap	Equity	Technology	Money	Balanced
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
								(Institutional Class)
Units purchased	996,701	72,583	394,936	53,237	15	87,943	1,150,823	-
Units withdrawn	(1,323,634)	(88,805)	(783,357)	(56,609)	(10)	(133,187)	(2,004,455)	(25)
Units transferred between divisions and transferred to/from GPA	3,960,649	(8,982)	(7,844)	(1,500)	61	(147,712)	(59,271)	-
Net increase (decrease)	3,633,716	(25,204)	(396,265)	(4,872)	66	(192,956)	(912,903)	(25)

						Janus Henderson
	Janus	Janus	Janus	Janus	Janus	Global	Lord Abbett	LVIP
	Henderson	Henderson	Henderson	Henderson	Henderson	Technology and	Developing	JPMorgan
	Balanced	Forty	Forty	Global Research	Global Research	Innovation	Growth	U.S. Equity
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
	(Service Class)	(Institutional Class)	(Service Class)	(Institutional Class)
Units purchased	55,573	103,442	1,336	196,736	1,698	5,729	1,607	-
Units withdrawn	(192,214)	(334,986)	(4,503)	(453,266)	(7,186)	(547)	(2,524)	(3,577)
Units transferred between divisions and transferred to/from GPA	21,202	(114,575)	(278)	5,960,085	(157)	177	15,844	372,043
Net increase (decrease)	(115,439)	(346,119)	(3,445)	5,703,555	(5,645)	5,359	14,927	368,466

	Blended	MFS®	MFS®		MFS®	MFS®	MFS®	MFS®
	Research®	Global	Government	MFS®	International	Investors	Mid Cap	New
	Core Equity	Real Estate	Securities	Growth	Intrinsic Value	Trust	Value	Discovery
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
							(Service Class I)	(Service Class II)
Units purchased	-	24	26	10,216	16,635	5,002	83,392	46,441
Units withdrawn	(5,289)	(1,005)	(12)	(68,422)	(5,583)	(46,036)	(2,381)	(79,986)
Units transferred between divisions and transferred to/from GPA	(32,015)	152,716	179	(52,165)	523,914	(2,599)	(32,464)	4,601
Net increase (decrease)	(37,304)	151,735	193	(110,371)	534,966	(43,633)	48,547	(28,944)

					MML
				MML	American Funds	MML	MML
	MFS®	MFS®	MFS®	Aggressive	Core	American Funds	Balanced	MML
	Research	Utilities	Value	Allocation	Allocation	Growth	Allocation	Blend
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	3,235	3,613	200,773	773,928	348,334	1,445,450	331,375	532,281
Units withdrawn	(22,541)	(319)	(30,207)	(417,279)	(58,455)	(557,982)	(199,379)	(677,351)
Units transferred between divisions and transferred to/from GPA	1,130	-	262,770	(19,038)	408,293	179,893	576,496	(116,346)
Net increase (decrease)	(18,176)	3,294	433,336	337,611	698,172	1,067,361	708,492	(261,416)
F-82

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	MML	MML	MML		MML	MML	MML	MML
	Blue Chip	Conservative	Dynamic	MML	Equity	Equity	Equity	Equity
	Growth	Allocation	Bond	Equity	Income	Index	Index	Index
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
						(Service Class I)	(Class II)	(Class III)
Units purchased	973,220	107,443	61,632	1,011,187	168,428	362,785	803,344	1,690,106
Units withdrawn	(683,572)	(70,023)	(6,819)	(1,934,096)	(111,808)	(32,689)	(1,851,781)	(374,175)
Units transferred between divisions and transferred to/from GPA	258,414	133,526	12,172	(64,770)	223,391	(546,640)	(40,714)	437,964
Net increase (decrease)	548,062	170,946	66,985	(987,679)	280,011	(216,544)	(1,089,151)	1,753,895

	MML	MML		MML	MML			MML
	Equity	Focused	MML	Fundamental	Fundamental	MML	MML	Growth
	Rotation	Equity	Foreign	Equity	Value	Global	Global	Allocation
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
						(Service Class I)	(Class II)
Units purchased	71	40,871	99,584	24,043	29,755	-	88,989	460,502
Units withdrawn	(23)	(35,531)	(23,654)	(40,279)	(10,750)	(2,490)	(53,730)	(248,222)
Units transferred between divisions and transferred to/from GPA	-	(11,988)	39	225	7,917	120,985	(4,013)	(67,444)
Net increase (decrease)	48	(6,648)	75,969	(16,011)	26,922	118,495	31,246	144,836

			MML
	MML	MML	Inflation-	MML	MML	MML	MML	MML
	High	Income	Protected	International	iShares® 60/40	iShares® 80/20	Large Cap	Managed
	Yield	& Growth	and Income	Equity	Allocation	Allocation	Growth	Bond
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	82,522	397,677	263,933	24,368	7,827	21,878	195,188	776,525
Units withdrawn	(46,331)	(88,975)	(345,157)	(6,214)	(4,196)	(2,171)	(86,263)	(1,396,652)
Units transferred between divisions and transferred to/from GPA	17,421	(351,423)	39,427	(286)	2,242	799	20,770	(3,034,093)
Net increase (decrease)	53,612	(42,721)	(41,797)	17,868	5,873	20,506	129,695	(3,654,220)

	MML	MML	MML	MML	MML	MML	MML	MML
	Managed	Mid Cap	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Small Company
	Volatility	Growth	Value	Allocation	Bond	Equity	Growth Equity	Value
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	267,516	319,504	221,301	180,018	20,005	411,129	352,738	60,718
Units withdrawn	(652,911)	(161,577)	(108,422)	(119,849)	(13,273)	(620,646)	(453,204)	(38,307)
Units transferred between divisions and transferred to/from GPA	(87,461)	(40,806)	1,607	7,434	(172,668)	(35,735)	(22,223)	21,024
Net increase (decrease)	(472,856)	117,121	114,486	67,603	(165,936)	(245,252)	(122,689)	43,435
F-83

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)
		MML				PIMCO
	MML	Strategic	MML	MML	MML	Commodity-	PIMCO
	Small/Mid Cap	Emerging	Sustainable	Total Return	U.S. Government	RealReturn®	Global Bond	PIMCO
	Value	Markets	Equity	Bond	Money Market	Strategy	Opportunities	High Yield
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	103,301	98,957	98,520	217,607	7,639,206	108,647	12,281	998
Units withdrawn	(64,045)	(62,140)	(90,620)	(43,955)	(5,481,370)	(109,541)	(3,275)	(1,794)
Units transferred between divisions and transferred to/from GPA	7,894	(6,548)	(1,659)	11,823	(4,200,206)	(5,707)	(399)	-
Net increase (decrease)	47,150	30,269	6,241	185,475	(2,042,370)	(6,601)	8,607	(796)

				T. Rowe Price	T. Rowe Price		T. Rowe Price	T. Rowe Price
	PIMCO	PIMCO	PIMCO	All-Cap	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap
	Income	Real Return	Total Return	Opportunities	Growth	Equity Income	Bond	Growth
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	15,348	14,258	30	23,666	88,131	252,125	-	262,474
Units withdrawn	(1,279)	(511)	(2,831)	(66,215)	(196,629)	(462,129)	(5,757)	(646,140)
Units transferred between divisions and transferred to/from GPA	-	(12,131)	(11,366)	45,002	115,878	(15,899)	(10,674)	(22,345)
Net increase (decrease)	14,069	1,616	(14,167)	2,453	7,380	(225,903)	(16,431)	(406,011)

	Templeton	Templeton	Vanguard VIF	Vanguard VIF	Vanguard VIF	Voya	Voya	Voya
	Foreign	Global	Global Bond	Mid Cap	Real Estate	International	Russell™	Russell™
	VIP	Bond VIP	Index	Index	Index	Index	Mid Cap Index	Small Cap Index
2023 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	346,961	12,714	190,922	607,401	179,843	192,175	98,300	12,620
Units withdrawn	(419,252)	(1,029)	(60,251)	(160,562)	(56,533)	(12,804)	(17,258)	(8,057)
Units transferred between divisions and transferred to/from GPA	(127,598)	(9,243)	(12,926)	23,859	4,153	(95,509)	226,717	105,177
Net increase (decrease)	(199,889)	2,442	117,745	470,698	127,463	83,862	307,759	109,740

	VY® CBRE
	Global
	Real Estate
2023 (Continued)	Division
Units purchased	30,450
Units withdrawn	(17,792)
Units transferred between divisions and transferred to/from GPA	(1,446)
Net increase (decrease)	11,212
F-84

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	American	American	American	American		American
	Century	Century	Century	Century	American	Funds®	American	BlackRock
	VP Capital	VP Disciplined	VP Inflation	VP	Century	Asset	Funds®	High Yield
	Appreciation	Core Value	Protection	International	VP Value	Allocation	Growth-Income	V.I.
2022	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	40,323	341,950	-	124,811	177,562	286,773	453,108	3,584
Units withdrawn	(4,991)	(638,536)	(454)	(11,178)	(259,023)	(425,269)	(874,681)	(1,538)
Units transferred between divisions and transferred to/from GPA	(9,511)	(124,304)	764	(227,943)	(11,429)	(32,434)	(6,516)	(53,498)
Net increase (decrease)	25,821	(420,890)	310	(114,310)	(92,890)	(170,930)	(428,089)	(51,452)

	BlackRock	BlackRock	BlackRock	BNY Mellon	Delaware	Delaware	Delaware	Delaware VIP®
	Small Cap Index	Small Cap Index	Total Return	MidCap	Ivy VIP Asset	Ivy VIP Asset	Ivy VIP Science	Emerging
	V.I.	V.I.	V.I.	Stock	Strategy	Strategy	and Technology	Markets
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
	(Class I)	(Class III)			(Class I)	(Class II)
Units purchased	404,061	8,244	84,344	2,741	20,964	7,429	6,052	30,924
Units withdrawn	(85,169)	(892)	(37,251)	(16,965)	(2,127)	(47,744)	(11,898)	(24,173)
Units transferred between divisions and transferred to/from GPA	(7,045)	3,864	(3,207)	95,633	54	3	(3,302)	(11,998)
Net increase (decrease)	311,847	11,216	43,886	81,409	18,891	(40,312)	(9,148)	(5,247)

			Eaton Vance				Fidelity®	Fidelity®
	Delaware VIP®	DWS	VT	Fidelity®	Fidelity®	Fidelity®	VIP	VIP
	Small Cap	Small Cap	Floating-Rate	VIP	VIP	VIP	Extended	Extended
	Value	Index	Income	Bond Index	Contrafund®	Contrafund®	Market Index	Market Index
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Service Class I)	(Service Class II)
Units purchased	116,390	131,371	7,739	457,159	1,880,044	42,959	215,011	-
Units withdrawn	(12,747)	(182,832)	(1,055)	(78,726)	(1,572,055)	(124,293)	(44,110)	-
Units transferred between divisions and transferred to/from GPA	(104,079)	(17,448)	(7,783)	(9,895)	(103,601)	(6,274)	(1,695)	-
Net increase (decrease)	(436)	(68,909)	(1,099)	368,538	204,388	(87,608)	169,206	-

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2040	Freedom 2045	Freedom 2050	Freedom 2055
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	783	112,012	84,585	391,594	59,085	12,615	122,526	1,107
Units withdrawn	(609)	(14,548)	(9,298)	(14,139)	(29,514)	(1,130)	(171,931)	(110)
Units transferred between divisions and transferred to/from GPA	1,262	120,601	151,270	87,064	21,929	3,159	36,937	112
Net increase (decrease)	1,436	218,065	226,557	464,519	51,500	14,644	(12,468)	1,109
F-85

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)
				Fidelity®	Fidelity®		Fidelity®	Franklin Mutual
	Fidelity®	Fidelity®	Fidelity®	VIP	VIP	Fidelity®	VIP	Global
	VIP	VIP	VIP	International	International	VIP	Total Market	Discovery
	Freedom 2060	Growth	Index 500	Index	Index	Real Estate	Index	VIP
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
			(Service Class)	(Initial Class)	(Service Class II)
Units purchased	39,353	71,688	-	367,915	11,621	5,268	332,729	-
Units withdrawn	(3,224)	(9,523)	(14,979)	(72,398)	(1,408)	(9,533)	(72,873)	(511)
Units transferred between divisions and transferred to/from GPA	15,323	114,463	341,478	(7,493)	20,292	(49,441)	3,737	632
Net increase (decrease)	51,452	176,628	326,499	288,024	30,505	(53,706)	263,593	121

	Franklin	Franklin	Goldman	Goldman Sachs	Goldman	Goldman	Goldman Sachs	Goldman
	Small Cap	Strategic	Sachs	International	Sachs	Sachs	Small Cap	Sachs
	Value	Income	Core Fixed	Equity	Large Cap	Mid Cap	Equity	Strategic
	VIP	VIP	Income	Insights	Value	Value	Insights	Growth
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	174,005	5,480	29,597	21,852	36	10,250	17,684	78,326
Units withdrawn	(277,021)	(12,744)	(64,929)	(2,889)	(1,269)	(3,003)	(12,072)	(171,800)
Units transferred between divisions and transferred to/from GPA	17,244	1,092	(4,286)	26,904	-	7,867	(10,269)	(2,278)
Net increase (decrease)	(85,772)	(6,172)	(39,618)	45,867	(1,233)	15,114	(4,657)	(95,752)

	Goldman	Invesco
	Sachs	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.		Invesco V.I.
	U.S. Equity	International	American	Capital	Invesco V.I.	Conservative	Invesco V.I.	Discovery
	Insights	Growth	Franchise	Appreciation	Comstock	Balanced	Core Plus Bond	Mid Cap Growth
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	-	917,885	107,844	726,237	8,108	21,464	961,579	1,108,233
Units withdrawn	(2,329)	(585,398)	(3,216)	(1,261,097)	(781)	(37,188)	(707,912)	(1,138,926)
Units transferred between divisions and transferred to/from GPA	-	(147,040)	(86,521)	(125,790)	-	(14,894)	(41,765)	(340,284)
Net increase (decrease)	(2,329)	185,447	18,107	(660,650)	7,327	(30,618)	211,902	(370,977)

	Invesco V.I.		Invesco V.I.	Invesco V.I.		Invesco V.I.		Invesco V.I.
	Diversified	Invesco V.I.	Global Real	Global	Invesco V.I.	International	Invesco V.I.	Main Street
	Dividend	Global	Estate	Strategic Income	Health Care	Growth	Main Street	Small Cap
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	156,472	1,004,758	21,797	976,776	72,251	-	392,998	28,002
Units withdrawn	(247,443)	(1,556,906)	(1,041)	(1,243,316)	(95,712)	(233)	(696,589)	(27,274)
Units transferred between divisions and transferred to/from GPA	(99,671)	7,604	(22,896)	173,868	205	10,863	(72,905)	260
Net increase (decrease)	(190,642)	(544,544)	(2,140)	(92,672)	(23,256)	10,630	(376,496)	988
F-86

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

Invesco V.I.	Invesco V.I.	Janus	Janus	Janus	Janus	Janus
Small Cap	Invesco V.I.	U.S. Government	Henderson	Henderson	Henderson	Henderson	Henderson
Equity	Technology	Money	Balanced	Balanced	Forty	Forty	Global Research
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
(Institutional Class)	(Service Class)	(Institutional Class)	(Service Class)	(Institutional Class)
Units purchased	4	103,720	861,780	-	64,382	139,151	1,534	230,682
Units withdrawn	(1)	(138,696)	(418,359)	(23)	(122,900)	(327,127)	(2,023)	(507,007)
Units transferred between divisions and transferred to/from GPA	388	5,775	65,458	-	(26,991)	(272,907)	245	(36,287)
Net increase (decrease)	391	(29,201)	508,879	(23)	(85,509)	(460,883)	(244)	-	(312,612)

MFS®
Janus	JPMorgan	Lord Abbett	Blended	MFS®	MFS®	MFS®
Henderson	Insurance Trust	Developing	Research	Global	Government	MFS®	International
Global Research	U.S. Equity	Growth	Core Equity	Real Estate	Securities	Growth	Intrinsic Value
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
(Service Class)
Units purchased	1,766	1,453	1,185	2,292	6	20	10,770	20,907
Units withdrawn	(7,410)	(8,416)	(3,410)	(9,817)	(1,410)	(8)	(44,183)	(6,948)
Units transferred between divisions and transferred to/from GPA	142	57	(3,780)	80,530	636	207	(105,882)	6,317
Net increase (decrease)	(5,502)	(6,906)	(6,005)	73,005	(768)	219	(139,295)	20,276

MML
MFS®	MFS®	MFS®	MML	American Funds
Investors	Mid Cap	New	MFS®	MFS®	MFS®	Aggressive	Core
Trust	Value	Discovery	Research	Utilities	Value	Allocation	Allocation
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	10,893	50,008	42,072	2,929	5,428	211,791	673,937	420,408
Units withdrawn	(7,434)	(2,227)	(111,270)	(13,197)	(271)	(29,505)	(342,562)	(33,016)
Units transferred between divisions and transferred to/from GPA	(3,899)	(1,310)	1,130	(18,472)	-	136,902	(37,707)	(72,115)
Net increase (decrease)	(440)	46,471	(68,068)	(28,740)	5,157	319,188	293,668	315,277

MML	MML	MML	MML	MML	MML
American Funds	American Funds	Balanced	MML	Blue Chip	Conservative	Dynamic	MML
Growth	International	Allocation	Blend	Growth	Allocation	Bond	Equity
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	1,771,031	91,712	262,773	653,934	776,624	123,534	29,182	1,068,769
Units withdrawn	(408,227)	(46,459)	(93,757)	(584,720)	(444,195)	(95,649)	(5,257)	(1,676,549)
Units transferred between divisions and transferred to/from GPA	52,245	(163,789)	3,619	64,779	(52,492)	(15,657)	15,287	2,558
Net increase (decrease)	1,415,049	(118,536)	172,635	133,993	279,937	12,228	39,212	(605,222)
F-87

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	MML	MML	MML	MML	MML		MML	MML
	Equity	Equity	Equity	Equity	Focused	MML	Fundamental	Fundamental
	Income	Index	Index	Index	Equity	Foreign	Equity	Value
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
		(Service Class I)	(Class II)	(Class III)
Units purchased	131,941	308,466	756,385	1,262,157	52,783	100,893	18,075	39,776
Units withdrawn	(81,613)	(42,092)	(1,622,908)	(223,083)	(6,871)	(32,104)	(10,438)	(24,539)
Units transferred between divisions and transferred to/from GPA	349,577	(328,428)	(205,990)	823,253	(15,261)	45,924	2,237	10,170
Net increase (decrease)	399,905	(62,054)	(1,072,513)	1,862,327	30,651	114,713	9,874	25,407

						MML
			MML	MML	MML	Inflation-	MML	MML
	MML	MML	Growth	High	Income	Protected	International	Large Cap
	Global	Global	Allocation	Yield	& Growth	and Income	Equity	Growth
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
	(Service Class I)	(Class II)
Units purchased	-	74,118	448,856	94,132	228,885	234,749	27,603	130,842
Units withdrawn	(2,766)	(25,668)	(207,828)	(29,606)	(35,553)	(389,005)	(4,743)	(35,689)
Units transferred between divisions and transferred to/from GPA	(8,152)	3,184	46,993	21,692	(87,212)	150,629	16,235	33,764
Net increase (decrease)	(10,918)	51,634	288,021	86,218	106,120	(3,627)	39,095	128,917

	MML	MML	MML	MML	MML	MML	MML	MML
	Managed	Managed	Mid Cap	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap
	Bond	Volatility	Growth	Value	Allocation	Bond	Equity	Growth Equity
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	785,523	297,691	274,887	129,490	170,571	14,166	365,262	311,442
Units withdrawn	(1,188,470)	(335,283)	(171,311)	(43,689)	(75,913)	(11,697)	(529,951)	(238,491)
Units transferred between divisions and transferred to/from GPA	65,536	(49,769)	(48,183)	136,615	42,552	199,812	(50,790)	209,836
Net increase (decrease)	(337,411)	(87,361)	55,393	222,416	137,210	202,281	(215,479)	282,787

			MML				PIMCO
	MML	MML	Strategic	MML	MML	MML	Commodity-	PIMCO
	Small Company	Small/Mid Cap	Emerging	Sustainable	Total Return	U.S. Government	RealReturn®	Global Bond
	Value	Value	Markets	Equity	Bond	Money Market	Strategy	Opportunities
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	56,686	122,934	106,603	122,468	139,722	8,033,027	70,620	13,780
Units withdrawn	(14,338)	(38,025)	(21,958)	(65,760)	(25,356)	(3,580,228)	(53,348)	(27,113)
Units transferred between divisions and transferred to/from GPA	1,221	20,659	23,974	(63,723)	88,890	2,298,302	(6,082)	265
Net increase (decrease)	43,569	105,568	108,619	(7,015)	203,256	6,751,101	11,190	(13,068)
F-88

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

				T. Rowe Price	T. Rowe Price		T. Rowe Price	T. Rowe Price
	PIMCO	PIMCO	PIMCO	All-Cap	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap
	High Yield	Real Return	Total Return	Opportunities	Growth	Equity Income	Bond	Growth
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	959	10,929	7	21,608	87,437	275,481	-	263,290
Units withdrawn	(8,439)	(605)	(2,526)	(45,213)	(168,829)	(491,656)	(4,021)	(604,985)
Units transferred between divisions and transferred to/from GPA	-	(10,481)	(2,556)	37,427	(1,860)	14,323	41,627	(43,329)
Net increase (decrease)	(7,480)	(157)	(5,075)	13,822	(83,252)	(201,852)	37,606	(385,024)

	Templeton	Templeton	Vanguard VIF	Vanguard VIF	Vanguard VIF	Voya	Voya	Voya
	Foreign	Global	Global Bond	Mid Cap	Real Estate	International	Russell™	Russell™
	VIP	Bond VIP	Index	Index	Index	Index	Mid Cap Index	Small Cap Index
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	415,297	23,328	248,281	548,339	235,112	136,712	75,400	29,278
Units withdrawn	(728,504)	(21,725)	(43,698)	(95,622)	(44,310)	(12,689)	(19,390)	(5,184)
Units transferred between divisions and transferred to/from GPA	(341,472)	21,496	(9,742)	6,020	(33,760)	(78,954)	68,984	109,974
Net increase (decrease)	(654,679)	23,099	194,841	458,737	157,042	45,069	124,994	134,068

	VY® CBRE
	Global
	Real Estate
2022 (Continued)	Division
Units purchased	29,503
Units withdrawn	(29,950)
Units transferred between divisions and transferred to/from GPA	4,117
Net increase (decrease)	3,670
F-89

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the years in the five-year period ended December 31, 2023 follows:

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
American Century VP Capital Appreciation Division
2023	579,437	$-	-	$1.93	$1,116,866	-%	-%	-	0.25%	-%	-	20.69%
2022	547,445	-	-	1.60	874,318	-	-	-	0.25	-	-	(28.11)
2021	521,624	-	-	2.22	1,158,824	-	-	-	0.25	-	-	11.16
2020	498,219	-	-	2.00	995,745	-	-	-	0.25	-	-	42.46
2019	495,140	-	-	1.40	694,663	-	-	-	0.25	-	-	35.56
American Century VP Disciplined Core Value Division
2023	7,953,129	3.77	to	4.40	32,556,160	1.54	0.25	to	1.00	7.58	to	8.38
2022	8,350,786	3.51	to	4.06	31,490,239	1.77	0.25	to	1.00	(13.60)	to	(12.95)
2021	8,771,675	4.06	to	4.66	37,822,087	1.08	0.25	to	1.00	22.42	to	23.34
2020	9,231,503	3.32	to	3.78	32,069,155	1.95	0.25	to	1.00	10.70	to	11.53
2019	10,009,285	3.00	to	3.39	30,738,840	2.08	0.25	to	1.00	22.72	to	23.64
American Century VP Inflation Protection Division
2023	24,847	-	-	1.13	28,181	3.34	-	-	0.25	-	-	3.40
2022	29,553	-	-	1.10	32,418	4.80	-	-	0.25	-	-	(13.08)
2021	29,243	-	-	1.26	36,903	2.57	-	-	0.25	-	-	6.27
2020	75,810	-	-	1.19	90,026	1.44	-	-	0.25	-	-	9.55
2019	45,675	-	-	1.08	49,510	2.17	-	-	0.25	-	-	8.90
American Century VP International Division
2023	1,017,477	1.43	to	1.66	1,482,934	1.32	0.25	to	0.40	12.12	to	12.57
2022	924,918	1.27	to	1.48	1,201,230	1.58	0.25	to	0.40	(25.05)	to	(24.75)
2021	1,039,229	1.68	to	1.98	1,790,461	0.04	0.25	to	0.40	8.26	to	8.75
2020	137,681	1.55	to	1.83	251,549	0.48	0.25	to	0.60	25.13	to	25.88
2019	139,289	1.23	to	1.46	203,381	0.86	0.25	to	0.60	27.65	to	28.42
American Century VP Value Division
2023	3,545,573	4.11	to	5.54	17,272,536	2.39	0.25	to	1.00	8.02	to	8.83
2022	3,626,460	3.80	to	5.09	16,271,417	2.10	0.25	to	1.00	(0.46)	to	0.29
2021	3,719,350	3.82	to	5.07	16,757,071	1.74	0.25	to	1.00	23.27	to	24.20
2020	3,866,025	3.10	to	4.09	14,131,672	2.32	0.25	to	1.00	(0.03)	to	0.73
2019	3,984,737	3.10	to	4.06	14,599,998	2.12	0.25	to	1.00	25.77	to	26.72
American Funds Insurance Series® Asset Allocation Division
2023	5,962,672	3.59	to	4.63	25,016,590	2.24	0.25	to	1.00	13.14	to	13.98
2022	6,342,247	3.18	to	4.06	23,350,591	1.91	0.25	to	1.00	(14.26)	to	(13.62)
2021	6,513,177	3.70	to	4.70	27,801,866	1.55	0.25	to	1.00	13.96	to	14.81
2020	6,719,434	3.25	to	4.09	25,043,652	1.70	0.25	to	1.00	11.34	to	12.18
2019	6,803,166	2.92	to	3.65	22,695,282	1.90	0.25	to	1.00	20.03	to	20.93
American Funds Insurance Series® Growth-Income Division
2023	8,213,963	4.85	to	6.69	46,462,834	1.38	0.25	to	1.00	24.89	to	25.82
2022	8,634,714	3.89	to	5.32	38,935,008	1.28	0.25	to	1.00	(17.32)	to	(16.70)
2021	9,062,804	4.70	to	6.39	49,515,332	1.13	0.25	to	1.00	22.86	to	23.79
2020	9,654,332	3.82	to	5.16	43,139,764	1.38	0.25	to	1.00	12.42	to	13.26
2019	9,980,605	3.40	to	4.55	40,028,763	1.68	0.25	to	1.00	24.88	to	25.82
BlackRock High Yield V.I. Division
2023	48,906	-	-	1.32	64,505	6.54	-	-	0.25	-	-	13.24
2022	66,612	-	-	1.16	77,588	5.14	-	-	0.25	-	-	(10.35)
2021	118,064	-	-	1.30	153,399	4.50	-	-	0.25	-	-	5.33
2020	111,215	-	-	1.23	137,185	5.27	-	-	0.25	-	-	7.31
2019	63,746	-	-	1.15	73,277	4.17	-	-	0.25	-	-	15.32
F-90

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
BlackRock Small Cap Index V.I. Division (Class I)⁸
2023	808,424	$-	-	$1.13	$912,375	1.56%	-%	-	0.80%	-%	-	15.77%
2022	578,220	-	-	0.97	563,661	1.52	-	-	0.80	-	-	(21.09)
2021	266,372	-	-	1.24	329,081	2.41	-	-	0.80	-	-	13.66
2020	5,324	-	-	1.09	5,787	0.20	-	-	0.80	-	-	-
BlackRock Small Cap Index V.I. Division (Class III)¹⁰
2023	24,827	-	-	0.91	22,711	1.55	-	-	0.25	-	-	16.43
2022	12,724	-	-	0.79	9,998	1.63	-	-	0.25	-	-	-
2021	1,508	-	-	0.99	1,493	1.21	-	-	0.25	-	-	-
BlackRock Total Return V.I. Division
2023	194,736	-	-	1.08	209,445	3.87	-	-	0.25	-	-	5.83
2022	271,212	-	-	1.02	275,620	2.38	-	-	0.25	-	-	(14.06)
2021	227,326	-	-	1.18	268,804	1.68	-	-	0.25	-	-	(1.43)
2020	370,330	-	-	1.20	444,258	2.17	-	-	0.25	-	-	8.90
2019	299,448	-	-	1.10	329,864	2.16	-	-	0.25	-	-	9.51
BNY Mellon MidCap Stock Division⁷
2023	227,903	-	-	1.52	347,436	0.56	-	-	0.25	-	-	17.99
2022	238,839	-	-	1.29	308,604	0.47	-	-	0.25	-	-	(14.28)
2021	157,431	-	-	1.51	237,312	0.23	-	-	0.25	-	-	25.56
2020	65,893	-	-	1.20	79,107	0.40	-	-	0.25	-	-	7.85
Delaware Ivy VIP Asset Strategy Division (Class I)⁷
2023	28,575	-	-	1.11	31,629	2.87	-	-	0.80	-	-	13.36
2022	19,360	-	-	0.98	18,903	2.97	-	-	0.80	-	-	(15.25)
2021	468	-	-	1.15	540	3.03	-	-	0.80	-	-	9.84
Delaware Ivy VIP Asset Strategy Division (Class II)
2023	79,234	1.54	to	1.57	123,761	2.24	0.25	to	0.75	13.94	to	13.94
2022	74,825	1.35	to	1.38	102,649	1.12	0.25	to	0.75	(14.74)	to	(14.74)
2021	115,137	1.58	to	1.62	185,834	1.94	0.25	to	0.75	10.44	to	10.44
2020	54,707	1.43	to	1.47	79,892	2.21	0.25	to	0.75	13.88	to	13.88
2019	48,457	1.26	to	1.29	62,237	2.28	0.25	to	0.75	21.78	to	21.78
Delaware Ivy VIP Science and Technology Division⁷
2023	6,642	-	-	2.38	15,791	-	-	-	0.25	-	-	39.06
2022	8,330	-	-	1.71	14,241	-	-	-	0.25	-	-	(31.84)
2021	17,479	-	-	2.51	43,842	-	-	-	0.25	-	-	15.17
2020	9,295	-	-	2.18	20,245	-	-	-	0.25	-	-	35.36
Delaware VIP® Emerging Markets Division
2023	460,537	-	-	1.19	549,291	1.22	-	-	0.25	-	-	13.45
2022	177,788	-	-	1.05	186,917	4.03	-	-	0.25	-	-	(27.81)
2021	183,036	-	-	1.46	266,570	0.06	-	-	0.25	-	-	(3.13)
2020	100,762	-	-	1.50	151,492	0.50	-	-	0.25	-	-	24.69
2019	58,261	-	-	1.21	70,248	0.39	-	-	0.25	-	-	22.25
Delaware VIP® Small Cap Value Division
2023	576,506	-	-	1.42	820,214	0.62	-	-	0.25	-	-	9.10
2022	326,131	-	-	1.30	425,309	0.55	-	-	0.25	-	-	(12.36)
2021	326,567	-	-	1.49	485,921	0.33	-	-	0.25	-	-	34.01
2020	22,326	-	-	1.11	24,788	0.17	-	-	0.25	-	-	(2.18)
2019	2,181	-	-	1.14	2,476	-	-	-	0.25	-	-	27.72
F-91

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
DWS Small Cap Index Division
2023	2,227,999	$3.83	to	$4.85	$9,922,288	1.12%	0.25%	to	1.00%	15.60%	to	16.47%
2022	2,385,191	3.31	to	4.17	9,120,995	0.91	0.25	to	1.00	(21.42)	to	(20.83)
2021	2,454,100	4.21	to	5.27	11,860,935	0.83	0.25	to	1.00	13.36	to	14.22
2020	2,521,917	3.72	to	4.61	10,685,836	1.10	0.25	to	1.00	18.24	to	19.13
2019	2,590,878	3.14	to	3.87	9,231,210	1.05	0.25	to	1.00	23.98	to	24.91
Eaton Vance VT Floating-Rate Income Division
2023	18,911	-	-	1.26	23,898	8.34	-	-	0.25	-	-	11.47
2022	36,004	-	-	1.13	40,816	4.78	-	-	0.25	-	-	(2.36)
2021	37,104	-	-	1.16	43,081	3.14	-	-	0.25	-	-	3.76
2020	95,460	-	-	1.12	106,816	3.46	-	-	0.25	-	-	2.27
2019	41,816	-	-	1.09	45,751	3.46	-	-	0.25	-	-	7.47
Fidelity® VIP Bond Index Division (Initial Class)⁸
2023	799,613	-	-	0.88	701,768	2.73	-	-	0.80	-	-	4.64
2022	565,938	-	-	0.84	474,684	2.21	-	-	0.80	-	-	(13.88)
2021	197,399	-	-	0.97	192,257	1.66	-	-	0.80	-	-	(2.73)
2020	2,885	-	-	1.00	2,889	0.17	-	-	0.80	-	-	-
Fidelity® VIP Contrafund® Division (Initial Class)
2023	16,615,944	6.23	to	6.56	105,911,159	0.49	0.15	to	1.00	32.13	to	33.25
2022	16,836,581	4.71	to	4.92	83,308,966	0.51	0.15	to	1.00	(27.05)	to	(26.42)
2021	16,632,193	6.46	to	6.69	116,779,958	0.06	0.15	to	1.00	26.56	to	27.64
2020	16,934,529	5.10	to	5.24	95,130,421	0.25	0.15	to	1.00	29.27	to	30.37
2019	17,515,147	3.95	to	4.02	75,526,172	0.46	0.15	to	1.00	30.27	to	31.38
Fidelity® VIP Contrafund® Division (Service Class)
2023	1,357,752	6.40	to	6.86	8,120,384	0.38	0.40	to	0.75	32.35	to	32.81
2022	1,476,037	4.84	to	5.17	6,721,785	0.40	0.40	to	0.75	(26.93)	to	(26.68)
2021	1,563,644	6.62	to	7.05	9,712,506	0.05	0.40	to	0.75	26.76	to	27.14
2020	1,631,705	5.22	to	5.54	8,374,787	0.15	0.60	to	0.75	29.46	to	29.65
2019	1,718,442	4.03	to	4.28	6,785,433	0.36	0.60	to	0.75	30.47	to	30.66
Fidelity® VIP Extended Market Index Division (Initial Class)⁸
2023	477,416	-	-	1.22	582,427	2.11	-	-	0.80	-	-	16.50
2022	317,252	-	-	1.05	332,210	1.69	-	-	0.80	-	-	(18.78)
2021	148,046	-	-	1.29	190,865	2.38	-	-	0.80	-	-	20.27
2020	2,427	-	-	1.07	2,602	-	-	-	0.80	-	-	-
Fidelity® VIP Extended Market Index Division (Service Class)¹⁰
2023	196,194	-	-	0.98	191,730	1.79	-	-	0.25	-	-	17.11
Fidelity® VIP Freedom 2020 Division⁷
2023	83,337	-	-	1.44	119,673	4.70	-	-	0.25	-	-	12.34
2022	10,337	-	-	1.28	13,214	2.12	-	-	0.25	-	-	(15.83)
2021	8,901	-	-	1.52	13,517	0.89	-	-	0.25	-	-	9.47
2020	10,701	-	-	1.39	14,846	1.13	-	-	0.25	-	-	14.92
Fidelity® VIP Freedom 2025 Division⁷
2023	832,720	-	-	1.49	1,236,852	2.84	-	-	0.25	-	-	13.48
2022	612,066	-	-	1.31	801,108	2.10	-	-	0.25	-	-	(16.51)
2021	394,002	-	-	1.57	617,665	1.18	-	-	0.25	-	-	10.71
2020	162,124	-	-	1.42	229,577	1.45	-	-	0.25	-	-	15.83
Fidelity® VIP Freedom 2030 Division⁷
2023	942,739	-	-	1.55	1,465,133	2.84	-	-	0.25	-	-	14.56
2022	304,359	-	-	1.36	412,909	2.12	-	-	0.25	-	-	(16.94)
2021	77,802	-	-	1.63	127,084	1.31	-	-	0.25	-	-	12.24
2020	10,532	-	-	1.46	15,328	2.36	-	-	0.25	-	-	16.76
F-92

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Fidelity® VIP Freedom 2035 Division
2023	1,059,304	$-	-	$1.66	$1,757,413	1.99%	-%	-	0.25%	-%	-	16.71%
2022	996,496	-	-	1.42	1,416,516	1.97	-	-	0.25	-	-	(17.75)
2021	531,977	-	-	1.73	919,419	1.03	-	-	0.25	-	-	15.32
2020	357,294	-	-	1.50	535,494	1.72	-	-	0.25	-	-	18.15
2019	229,431	-	-	1.27	291,049	1.52	-	-	0.25	-	-	27.33
Fidelity® VIP Freedom 2040 Division
2023	172,137	-	-	1.73	298,104	1.80	-	-	0.25	-	-	18.77
2022	127,560	-	-	1.46	185,997	1.37	-	-	0.25	-	-	(18.30)
2021	76,059	-	-	1.78	135,749	1.02	-	-	0.25	-	-	17.69
2020	34,486	-	-	1.52	52,301	1.32	-	-	0.25	-	-	19.16
2019	15,277	-	-	1.27	19,443	5.79	-	-	0.25	-	-	28.39
Fidelity® VIP Freedom 2045 Division¹⁰
2023	16,273	-	-	1.05	17,022	1.28	-	-	0.25	-	-	19.33
2022	14,644	-	-	0.88	12,837	2.27	-	-	0.25	-	-	(18.30)
Fidelity® VIP Freedom 2050 Division⁷
2023	202,304	-	-	1.74	351,866	1.74	-	-	0.25	-	-	19.36
2022	119,522	-	-	1.46	174,161	1.17	-	-	0.25	-	-	(18.35)
2021	131,990	-	-	1.78	235,563	1.67	-	-	0.25	-	-	17.73
2020	9,651	-	-	1.52	14,629	1.21	-	-	0.25	-	-	19.17
Fidelity® VIP Freedom 2055 Division¹⁰
2023	934	-	-	1.05	978	0.26	-	-	0.25	-	-	19.40
2022	1,109	-	-	0.88	972	2.24	-	-	0.25	-	-	(18.36)
Fidelity® VIP Freedom 2060 Division¹⁰
2023	15,372	-	-	1.05	16,079	0.57	-	-	0.25	-	-	19.30
2022	51,451	-	-	0.88	45,110	2.74	-	-	0.25	-	-	-
Fidelity® VIP Growth Division
2023	567,689	2.74	to	4.08	1,659,284	0.04	0.25	to	0.40	35.55	to	36.09
2022	459,547	2.02	to	3.01	1,003,308	0.50	0.25	to	0.40	(24.82)	to	(24.52)
2021	282,918	2.67	to	4.00	860,161	-	0.25	to	0.40	22.53	to	23.08
2020	161,149	2.17	to	3.27	435,983	0.05	0.25	to	0.60	42.89	to	43.75
2019	82,580	1.51	to	2.29	188,085	0.16	0.25	to	0.60	33.38	to	34.18
Fidelity® VIP Health Care Division¹¹
2023	13,352	-	-	0.99	13,192	-	-	to	0.25	-	-	-
Fidelity® VIP Index 500 Division (Service Class)⁸
2023	1,111,184	-	-	1.18	1,311,716	1.17	-	-	0.25	-	-	26.07
2022	326,499	-	-	0.94	305,719	1.37	-	-	0.25	-	-	(18.30)
Fidelity® VIP International Index Division (Initial Class)¹⁰
2023	708,749	-	-	1.08	768,065	3.20	-	-	0.80	-	-	15.24
2022	496,591	-	-	0.94	467,003	2.81	-	-	0.80	-	-	(16.69)
2021	208,568	-	-	1.13	235,424	5.14	-	-	0.80	-	-	6.86
2020	6,120	-	-	1.06	6,465	0.46	-	-	0.80	-	-	-
Fidelity® VIP International Index Division (Service Class 2)¹⁰
2023	305,960	-	-	0.98	299,275	3.27	-	-	0.25	-	-	15.88
2022	43,959	-	-	0.84	37,107	5.89	-	-	0.25	-	-	(16.21)
2021	13,454	-	-	1.01	13,554	3.74	-	-	0.25	-	-	-
F-93

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Fidelity® VIP Overseas Division¹¹
2023	938	$1.06	-	$1.51	$993	3.44%	0.25%	-	0.80%	-%	-	20.51%
Fidelity® VIP Real Estate Division (Initial Class)¹¹
2023	17	-	-	1.08	18	-	-	-	0.80	-	-	-
Fidelity® VIP Real Estate Division (Service Class)
2023	109,152	-	-	1.22	132,673	2.64	-	-	0.25	-	-	11.09
2022	97,244	-	-	1.09	106,402	0.63	-	-	0.25	-	-	(27.62)
2021	150,950	-	-	1.51	228,180	1.03	-	-	0.25	-	-	38.86
2020	118,029	-	-	1.09	128,487	2.13	-	-	0.25	-	-	(6.61)
2019	34,147	-	-	1.17	39,801	0.61	-	-	0.25	-	-	23.09
Fidelity® VIP Strategic Income Division¹¹
2023	238	-	-	1.05	250	4.45	-	-	0.80	-	-	-
Fidelity® VIP Total Market Index Division (Initial Class)⁷
2023	1,053,612	-	-	1.32	1,391,581	1.56	-	-	0.80	-	-	25.07
2022	474,991	-	-	1.06	501,603	1.85	-	-	0.80	-	-	(19.86)
2021	211,399	-	-	1.32	278,569	1.98	-	-	0.80	-	-	24.68
2020	7,537	-	-	1.06	7,966	0.67	-	-	0.80	-	-	-
Franklin Mutual Global Discovery VIP Division⁷
2023	2,044	-	-	1.47	3,013	2.81	-	-	0.25	-	-	20.31
2022	1,630	-	-	1.23	1,998	1.40	-	-	0.25	-	-	(4.75)
2021	1,509	-	-	1.29	1,942	2.63	-	-	0.25	-	-	19.13
2020	1,773	-	-	1.08	1,915	2.72	-	-	0.25	-	-	(4.46)
Franklin Small Cap Value VIP Division
2023	3,648,614	4.60	to	6.62	17,951,363	0.52	0.25	to	1.00	11.63	to	12.46
2022	3,516,854	4.12	to	5.89	16,501,845	0.98	0.25	to	1.00	(10.96)	to	(10.29)
2021	3,602,625	4.63	to	6.56	19,136,069	1.01	0.25	to	1.00	24.12	to	25.05
2020	3,445,561	3.73	to	5.25	15,380,819	1.49	0.25	to	1.00	4.14	to	4.93
2019	3,382,682	3.58	to	5.00	14,844,653	1.05	0.25	to	1.00	25.09	to	26.03
Franklin Strategic Income VIP Division⁷
2023	1,569	-	-	1.09	1,712	4.49	-	-	0.25	-	-	8.18
2022	894	-	-	1.01	902	6.73	-	-	0.25	-	-	(10.75)
2021	7,066	-	-	1.13	7,989	1.87	-	-	0.25	-	-	2.11
Goldman Sachs Core Fixed Income Division
2023	849,586	-	-	1.06	897,802	2.86	-	-	0.25	-	-	5.83
2022	733,135	-	-	1.00	732,062	1.45	-	-	0.25	-	-	(14.28)
2021	772,752	-	-	1.16	900,136	1.11	-	-	0.25	-	-	(2.23)
2020	532,525	-	-	1.19	634,452	2.00	-	-	0.25	-	-	9.40
2019	383,383	-	-	1.09	417,527	2.55	-	-	0.25	-	-	9.00
F-94

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Goldman Sachs International Equity Insights Division
2023	167,207	$1.33	to	$1.97	$262,452	2.98%	0.25%	to	0.40%	18.23%	to	18.71%
2022	136,545	1.12	to	1.67	187,872	3.66	0.25	to	0.40	(13.90)	to	(13.55)
2021	90,678	1.30	to	1.93	159,157	2.96	0.25	to	0.40	11.67	to	12.17
2020	76,640	1.16	to	1.73	126,576	1.36	0.25	to	0.60	6.17	to	6.81
2019	94,242	1.09	to	1.63	153,804	2.43	0.25	to	0.60	17.74	to	18.45
Goldman Sachs Large Cap Value Division
2023	774	3.50	to	3.87	2,901	1.78	0.30	to	0.40	12.56	to	12.67
2022	798	3.11	to	3.44	2,653	1.37	0.30	to	0.40	(6.74)	to	(6.65)
2021	2,031	3.34	to	3.68	7,377	1.14	0.30	to	0.40	23.58	to	23.76
2020	2,273	2.70	to	2.97	6,680	1.38	0.30	to	0.60	3.36	to	3.67
2019	2,564	2.61	to	2.87	7,278	0.93	0.30	to	0.60	25.17	to	25.55
Goldman Sachs Mid Cap Value Division
2023	258,933	1.79	to	9.09	2,085,010	1.04	0.25	to	0.40	10.98	to	11.42
2022	257,418	1.60	to	8.19	1,890,198	0.70	0.25	to	0.40	(10.35)	to	(9.99)
2021	242,304	1.78	to	9.13	2,101,791	0.46	0.25	to	0.40	30.36	to	30.95
2020	260,663	1.36	to	7.01	1,751,755	0.60	0.25	to	0.60	7.75	to	8.40
2019	372,255	1.25	to	6.50	2,461,947	0.84	0.25	to	0.60	31.13	to	31.53
Goldman Sachs Small Cap Equity Insights Division
2023	34,164	-	-	1.62	55,319	1.14	-	-	0.25	-	-	19.27
2022	28,756	-	-	1.36	39,037	0.27	-	-	0.25	-	-	(19.38)
2021	33,413	-	-	1.68	56,264	0.64	-	-	0.25	-	-	23.79
2020	14,983	-	-	1.36	20,381	0.30	-	-	0.25	-	-	8.58
2019	6,379	-	-	1.25	7,991	0.77	-	-	0.25	-	-	24.84
Goldman Sachs Strategic Growth Division
2023	1,917,718	5.51	to	5.86	11,902,030	-	0.25	to	1.00	40.53	to	41.59
2022	2,057,122	3.89	to	4.17	8,956,660	-	0.25	to	1.00	(33.19)	to	(32.68)
2021	2,152,874	5.78	to	6.24	13,705,655	-	0.25	to	1.00	20.71	to	21.62
2020	2,272,721	4.75	to	5.17	11,749,749	0.09	0.25	to	1.00	39.11	to	40.15
2019	2,573,061	2.89	to	3.71	8,967,076	0.29	0.25	to	1.00	34.18	to	35.19
Goldman Sachs U.S. Equity Insights Division
2023	39,290	4.40	to	5.33	172,804	0.70	0.30	to	0.40	23.31	to	23.44
2022	40,585	3.57	to	4.32	144,753	0.82	0.30	to	0.40	(20.06)	to	(19.98)
2021	42,914	4.46	to	5.40	192,467	0.83	0.30	to	0.40	28.83	to	29.02
2020	43,658	3.46	to	4.18	152,124	0.88	0.30	to	0.60	16.84	to	17.19
2019	45,227	2.96	to	3.57	134,986	1.29	0.30	to	0.60	24.46	to	24.84
Invesco Oppenheimer V.I. International Growth Division
2023	7,827,963	3.27	to	3.28	27,225,387	0.60	0.15	to	1.00	19.86	to	21.06
2022	8,668,000	2.70	to	2.74	24,954,829	-	0.15	to	1.00	(27.85)	to	(27.13)
2021	8,482,553	3.71	to	3.80	33,213,861	-	0.15	to	1.00	9.12	to	10.22
2020	8,858,724	3.38	to	3.48	30,988,304	0.99	0.15	to	1.00	20.29	to	21.32
2019	9,242,895	2.78	to	2.89	25,318,416	1.03	0.15	to	1.00	27.32	to	28.41
Invesco V.I. American Franchise Division⁷
2023	198,188	-	-	2.21	438,128	-	-	-	0.25	-	-	40.93
2022	125,391	-	-	1.57	196,698	-	-	-	0.25	-	-	(31.11)
2021	107,285	-	-	2.28	244,305	-	-	-	0.25	-	-	11.93
Invesco V.I. Capital Appreciation Division
2023	15,425,839	4.50	to	6.09	90,430,969	-	0.15	to	1.00	34.03	to	35.17
2022	16,498,752	3.36	to	4.50	71,298,785	-	0.15	to	1.00	(31.47)	to	(30.89)
2021	17,159,403	4.90	to	6.51	106,714,489	-	0.15	to	1.00	21.35	to	22.38
2020	18,217,853	4.04	to	5.32	91,482,106	-	0.15	to	1.00	35.23	to	36.38
2019	20,221,940	2.99	to	3.90	74,819,293	0.06	0.15	to	1.00	34.84	to	35.99
F-95

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Invesco V.I. Comstock Division
2023	55,585	$-	-	$1.89	$105,109	2.10%	-%	-	0.25%	-%	-	12.36%
2022	47,314	-	-	1.68	79,627	1.83	-	-	0.25	-	-	1.12
2021	39,987	-	-	1.66	66,549	2.06	-	-	0.25	-	-	33.36
2020	31,477	-	-	1.25	39,281	3.32	-	-	0.25	-	-	(0.85)
2019	12,235	-	-	1.26	15,400	1.98	-	-	0.25	-	-	25.30
Invesco V.I. Conservative Balanced Division
2023	548,818	2.58	to	4.21	1,417,839	1.79	0.30	to	0.75	11.76	to	12.26
2022	627,229	2.31	to	3.75	1,449,861	1.34	0.30	to	0.75	(17.47)	to	(17.10)
2021	657,847	2.80	to	4.52	1,841,957	1.52	0.30	to	0.75	9.81	to	10.30
2020	833,476	2.55	to	4.10	2,125,431	2.13	0.30	to	0.75	14.00	to	14.51
2019	803,323	2.24	to	3.58	1,796,954	2.27	0.30	to	0.75	16.64	to	17.16
Invesco V.I. Core Plus Bond Division⁵
2023	10,254,266	1.11	to	1.48	14,419,665	2.69	0.25	to	1.00	5.09	to	5.88
2022	10,649,324	1.05	to	1.40	14,033,777	1.92	0.25	to	1.00	(14.88)	to	(14.24)
2021	10,437,422	1.24	to	1.63	16,061,867	2.16	0.25	to	1.00	(2.63)	to	(1.89)
2020	10,262,042	1.27	to	1.66	16,092,701	3.27	0.25	to	1.00	8.62	to	9.44
2019	9,499,209	1.17	to	1.70	13,725,099	3.30	0.25	to	1.00	8.44	to	9.25
Invesco V.I. Discovery Mid Cap Growth Division
2023	13,017,146	4.21	to	5.96	64,940,058	-	0.15	to	1.00	12.03	to	12.98
2022	13,384,160	3.76	to	5.28	59,481,574	-	0.15	to	1.00	(31.67)	to	(31.08)
2021	13,755,137	5.50	to	7.66	90,502,517	-	0.15	to	1.00	17.91	to	18.92
2020	14,069,144	4.66	to	6.44	78,851,437	0.04	0.15	to	1.00	39.29	to	40.48
2019	15,356,351	3.35	to	4.58	60,331,547	-	0.15	to	1.00	37.98	to	39.15
Invesco V.I. Diversified Dividend Division
2023	1,090,322	1.64	to	3.53	2,410,815	1.94	0.15	to	1.00	7.96	to	8.88
2022	1,139,884	1.52	to	3.24	2,301,016	1.88	0.15	to	1.00	(2.66)	to	(1.83)
2021	1,330,527	1.57	to	3.30	2,670,108	2.07	0.15	to	1.00	17.71	to	18.72
2020	1,370,729	1.33	to	2.78	2,338,155	3.17	0.15	to	1.00	(0.86)	to	(0.01)
2019	1,366,611	1.34	to	2.78	2,338,701	2.95	0.15	to	1.00	23.85	to	24.90
Invesco V.I. EQV International Equity Division⁴,⁷
2023	16,647	-	-	1.38	23,046	0.20	-	-	0.25	-	-	18.15
2022	14,847	-	-	1.17	17,396	2.01	-	-	0.25	-	-	(18.31)
2021	4,216	-	-	1.43	6,047	1.34	-	-	0.25	-	-	5.89
2020	1,976	-	-	1.35	2,676	2.64	-	-	0.25	-	-	14.00
Invesco V.I. Global Division
2023	16,632,778	4.68	to	4.99	102,161,631	0.21	0.15	to	1.00	33.40	to	34.53
2022	18,375,053	3.51	to	3.71	89,585,887	-	0.15	to	1.00	(32.44)	to	(31.87)
2021	18,919,597	5.19	to	5.45	136,604,985	-	0.15	to	1.00	14.34	to	15.32
2020	19,763,167	4.54	to	4.73	123,742,247	0.70	0.15	to	1.00	26.37	to	27.45
2019	21,014,111	3.59	to	3.71	102,363,468	0.90	0.15	to	1.00	30.48	to	31.59
Invesco V.I. Global Real Estate Division⁷
2023	54,624	-	-	1.10	59,903	1.60	-	-	0.25	-	-	9.05
2022	30,436	-	-	1.01	30,608	2.02	-	-	0.25	-	-	(24.93)
2021	32,576	-	-	1.34	43,642	3.31	-	-	0.25	-	-	25.71
2020	9,207	-	-	1.07	9,812	6.60	-	-	0.25	-	-	(12.32)
F-96

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Invesco V.I. Global Strategic Income Division
2023	13,454,447	$1.73	to	$1.78	$32,214,532	-%	0.15%	to	1.00%	7.80%	to	8.72%
2022	9,820,731	1.60	to	1.64	19,099,387	-	0.15	to	1.00	(12.34)	to	(11.59)
2021	9,913,403	1.83	to	1.85	22,000,829	4.77	0.15	to	1.00	(4.37)	to	(3.56)
2020	9,704,485	1.91	to	1.92	22,762,739	6.04	0.15	to	1.00	2.37	to	3.25
2019	9,586,299	1.86	to	1.87	22,295,339	3.77	0.15	to	1.00	9.70	to	10.64
Invesco V.I. Health Care Division
2023	931,122	4.06	to	4.31	4,264,786	-	0.15	to	1.00	2.00	to	2.87
2022	956,327	3.98	to	4.19	4,263,314	-	0.15	to	1.00	(14.18)	to	(13.45)
2021	979,583	4.64	to	4.84	5,068,427	0.21	0.15	to	1.00	11.18	to	12.13
2020	979,943	4.17	to	4.32	4,530,666	0.32	0.15	to	1.00	13.32	to	14.29
2019	968,353	3.68	to	3.78	3,946,910	0.04	0.15	to	1.00	31.19	to	32.30
Invesco V.I. Main Street Division
2023	7,176,261	4.42	to	5.55	33,454,278	0.85	0.15	to	1.00	22.00	to	23.03
2022	7,572,527	3.62	to	4.51	28,903,847	1.48	0.15	to	1.00	(20.93)	to	(20.25)
2021	7,949,023	4.58	to	5.66	38,110,497	0.71	0.15	to	1.00	26.30	to	27.38
2020	8,351,957	3.63	to	4.44	31,295,753	1.49	0.15	to	1.00	12.81	to	13.77
2019	9,218,501	3.21	to	3.91	30,111,174	1.07	0.15	to	1.00	30.77	to	31.88
Invesco V.I. Main Street Small Cap Division
2023	431,845	7.96	to	8.80	3,497,729	1.20	0.30	to	0.75	17.25	to	17.78
2022	436,716	6.79	to	7.47	3,008,071	0.01	0.30	to	0.75	(16.46)	to	(16.09)
2021	435,729	8.13	to	8.90	3,584,201	0.35	0.30	to	0.75	21.64	to	22.19
2020	500,028	6.69	to	7.29	3,370,033	0.66	0.30	to	0.75	19.03	to	19.57
2019	512,076	5.62	to	6.09	2,894,554	0.18	0.30	to	0.75	25.53	to	26.09
Invesco V.I. Small Cap Equity Division⁷
2023	471	-	-	1.66	781	-	-	-	0.25	-	-	16.57
2022	406	-	-	1.42	577	-	-	-	0.25	-	-	(20.51)
2021	15	-	-	1.79	26	-	-	-	0.25	-	-	20.40
2020	37	-	-	1.49	55	-	-	-	0.25	-	-	27.24
Invesco V.I. Technology Division
2023	1,298,780	4.63	to	7.08	7,081,524	-	0.15	to	1.00	45.49	to	46.72
2022	1,491,735	3.18	to	4.83	5,277,317	-	0.15	to	1.00	(40.55)	to	(40.04)
2021	1,520,936	5.35	to	8.05	8,541,371	-	0.15	to	1.00	13.27	to	14.24
2020	1,604,054	4.72	to	7.05	7,438,818	-	0.15	to	1.00	44.66	to	45.90
2019	1,776,311	3.27	to	4.83	5,161,971	-	0.15	to	1.00	34.53	to	35.68
Invesco V.I. U.S. Government Money Division
2023	2,615,717	1.34	to	1.68	3,487,142	4.39	0.30	to	0.75	3.74	to	4.21
2022	3,528,620	1.29	to	1.61	4,538,496	1.33	0.30	to	0.75	0.53	to	0.98
2021	3,019,741	1.29	to	1.60	3,862,261	0.01	0.30	to	0.75	(0.74)	to	(0.29)
2020	2,865,754	1.30	to	1.60	3,689,343	0.21	0.30	to	0.75	(0.52)	to	(0.08)
2019	2,839,331	1.30	to	1.61	3,673,096	1.70	0.30	to	0.75	0.95	to	1.40
Janus Henderson Balanced Division (Institutional Class)
2023	308	-	-	4.15	1,279	2.11	-	-	0.40	-	-	14.95
2022	334	-	-	3.61	1,203	1.23	-	-	0.40	-	-	(16.73)
2021	357	-	-	4.33	1,544	0.88	-	-	0.40	-	-	16.67
2020	56,841	-	-	3.71	210,982	1.80	-	-	0.60	-	-	13.63
2019	59,786	-	-	3.27	195,299	1.94	-	-	0.60	-	-	21.86
Janus Henderson Balanced Division (Service Class)
2023	1,372,650	3.98	to	4.91	6,314,597	1.77	0.25	to	1.00	13.99	to	14.85
2022	1,488,090	3.49	to	4.28	5,951,978	0.97	0.25	to	1.00	(17.45)	to	(16.83)
2021	1,573,599	4.23	to	5.14	7,543,818	0.67	0.25	to	1.00	15.75	to	16.62
2020	1,645,617	3.65	to	4.41	6,755,986	1.49	0.25	to	1.00	12.89	to	13.74
2019	1,652,455	3.24	to	3.88	5,954,940	1.68	0.25	to	1.00	21.06	to	21.97
F-97

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Janus Henderson Forty Division (Institutional Class)
2023	3,388,528	$5.72	to	$6.93	$27,634,951	0.19%	0.25%	to	0.75%	38.92%	to	39.61%
2022	3,734,647	4.10	to	4.99	21,557,769	0.19	0.25	to	0.75	(34.05)	to	(33.72)
2021	4,195,530	6.19	to	7.56	35,645,607	-	0.25	to	0.75	21.98	to	22.59
2020	4,499,035	5.05	to	6.20	31,036,579	0.27	0.25	to	0.75	38.36	to	39.05
2019	4,871,577	3.63	to	4.48	23,845,964	0.15	0.25	to	0.75	36.14	to	36.82
Janus Henderson Forty Division (Service Class)
2023	42,668	8.01	to	9.70	361,673	0.12	0.50	to	1.00	38.27	to	38.96
2022	46,113	5.79	to	6.98	282,100	0.05	0.50	to	1.00	(34.39)	to	(34.06)
2021	46,358	8.83	to	10.58	429,145	-	0.50	to	1.00	21.38	to	21.99
2020	48,440	7.27	to	8.68	365,341	0.16	0.50	to	1.00	37.65	to	38.34
2019	48,670	5.28	to	6.27	264,895	-	0.50	to	1.00	35.49	to	36.17
Janus Henderson Global Research Division (Institutional Class)
2023	9,943,265	2.18	to	2.63	24,400,660	1.08	0.25	to	0.75	25.83	to	26.46
2022	4,239,710	1.73	to	2.09	9,825,857	1.05	0.25	to	0.75	(20.01)	to	(19.61)
2021	4,552,323	2.15	to	2.62	12,874,552	0.52	0.25	to	0.75	17.21	to	17.80
2020	4,834,686	1.82	to	2.23	11,541,450	0.73	0.25	to	0.75	19.16	to	19.76
2019	5,116,176	1.52	to	1.87	10,129,324	1.00	0.25	to	0.75	28.08	to	28.72
Janus Henderson Global Research Division (Service Class)
2023	95,568	3.31	to	4.30	348,934	0.77	0.50	to	1.00	25.22	to	25.84
2022	101,212	2.64	to	3.42	293,374	0.89	0.50	to	1.00	(20.41)	to	(20.01)
2021	106,715	3.32	to	4.27	387,051	0.35	0.50	to	1.00	16.62	to	17.21
2020	103,333	2.85	to	3.64	324,899	0.56	0.50	to	1.00	18.57	to	19.17
2019	101,847	2.40	to	3.06	268,482	0.87	0.50	to	1.00	27.43	to	28.07
Janus Henderson Global Technology and Innovation Division¹¹
2023	5,360	-	-	1.28	6,848	-	-	-	0.80	-	-	-
Lord Abbett Developing Growth Division
2023	100,311	-	-	1.87	187,722	-	-	-	0.25	-	-	8.17
2022	85,384	-	-	1.73	147,718	-	-	-	0.25	-	-	(35.98)
2021	91,390	-	-	2.70	246,975	-	-	-	0.25	-	-	(2.75)
2020	49,827	-	-	2.78	138,457	-	-	-	0.25	-	-	72.60
2019	1,436	-	-	1.61	2,312	-	-	-	0.25	-	-	31.77
LVIP JPMorgan U.S. Equity Division⁷,⁹
2023	645,592	-	-	2.30	1,487,382	1.57	-	-	0.25	-	-	27.16
2022	277,127	-	-	1.81	502,095	0.53	-	-	0.25	-	-	(18.69)
2021	284,033	-	-	2.23	632,933	0.83	-	-	0.25	-	-	29.34
2020	22,125	-	-	1.72	38,118	-	-	-	0.25	-	-	25.26
MFS® Blended Research® Core Equity Division
2023	187,947	-	-	2.14	402,105	1.40	-	-	0.25	-	-	28.53
2022	225,250	-	-	1.66	374,956	1.02	-	-	0.25	-	-	(16.00)
2021	152,245	-	-	1.98	301,718	1.14	-	-	0.25	-	-	29.53
2020	75,921	-	-	1.53	116,161	1.61	-	-	0.25	-	-	15.34
2019	13,000	-	-	1.33	17,246	1.61	-	-	0.25	-	-	29.17
MFS® Global Real Estate Division⁷
2023	225,052	-	-	1.40	316,017	0.86	-	-	0.25	-	-	11.46
2022	73,318	-	-	1.26	92,371	1.63	-	-	0.25	-	-	(26.94)
2021	74,086	-	-	1.72	127,750	1.49	-	-	0.25	-	-	30.13
MFS® Government Securities Division⁷
2023	535	-	-	1.03	548	1.58	-	-	0.25	-	-	4.15
2022	342	-	-	0.98	336	2.54	-	-	0.25	-	-	(12.26)
2021	123	-	-	1.12	138	2.59	-	-	0.25	-	-	(1.89)
F-98

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MFS® Growth Division
2023	560,304	$2.41	to	$5.54	$2,558,706	-%	0.25%	to	0.75%	34.85%	to	35.86%
2022	670,674	1.77	to	4.11	2,227,332	-	0.25	to	0.75	(32.15)	to	(31.63)
2021	809,969	2.59	to	6.05	3,759,997	-	0.25	to	0.75	22.61	to	23.53
2020	726,226	2.10	to	4.94	3,105,539	-	0.25	to	0.75	30.87	to	31.86
2019	758,864	1.59	to	3.77	3,064,314	-	0.25	to	0.75	37.12	to	38.15
MFS® International Intrinsic Value Division
2023	902,358	-	-	1.49	1,348,571	0.72	-	-	0.25	-	-	17.66
2022	367,393	-	-	1.27	466,674	0.80	-	-	0.25	-	-	(23.56)
2021	347,117	-	-	1.66	576,798	0.40	-	-	0.25	-	-	10.55
2020	63,241	-	-	1.50	95,053	1.10	-	-	0.25	-	-	20.52
2019	17,457	-	-	1.25	21,771	1.33	-	-	0.25	-	-	25.94
MFS® Investors Trust Division
2023	137,883	4.99	to	6.45	803,220	0.73	0.25	to	1.00	17.80	to	18.68
2022	181,516	4.24	to	5.44	892,658	0.67	0.25	to	1.00	(17.32)	to	(16.70)
2021	181,956	5.13	to	6.53	1,076,162	0.64	0.25	to	1.00	25.55	to	26.50
2020	164,039	4.08	to	5.16	770,630	0.65	0.25	to	1.00	12.74	to	13.58
2019	224,146	3.62	to	4.54	926,606	0.68	0.25	to	0.75	30.27	to	31.25
MFS® Mid Cap Value Division⁷
2023	139,347	-	-	1.75	243,211	1.90	-	-	0.25	-	-	12.73
2022	90,800	-	-	1.55	140,588	1.14	-	-	0.25	-	-	(8.79)
2021	44,329	-	-	1.70	75,246	0.54	-	-	0.25	-	-	30.99
2020	23,260	-	-	1.30	30,142	1.28	-	-	0.25	-	-	3.87
MFS® New Discovery Division
2023	1,075,318	4.61	to	6.93	6,284,209	-	0.25	to	1.00	13.28	to	14.13
2022	1,104,263	4.07	to	6.07	5,714,385	-	0.25	to	1.00	(30.46)	to	(29.93)
2021	1,172,331	5.85	to	8.67	8,811,528	-	0.25	to	1.00	0.79	to	1.55
2020	1,212,613	5.80	to	8.54	9,107,858	-	0.25	to	1.00	44.44	to	45.52
2019	1,257,914	4.02	to	5.87	6,625,713	-	0.25	to	1.00	40.29	to	41.35
MFS® Research Division
2023	190,077	4.52	to	5.65	910,716	0.53	0.30	to	0.75	21.51	to	22.05
2022	208,253	3.72	to	4.63	816,093	0.50	0.30	to	0.75	(17.83)	to	(17.46)
2021	236,993	4.53	to	5.61	1,127,472	0.55	0.30	to	0.75	23.87	to	24.43
2020	360,042	3.66	to	4.51	1,454,714	0.70	0.30	to	0.75	15.72	to	16.24
2019	320,275	3.16	to	3.88	1,083,046	0.79	0.30	to	0.75	31.95	to	32.55
MFS® Utilities Division
2023	21,979	-	-	1.57	34,444	3.71	-	-	0.25	-	-	(2.11)
2022	18,685	-	-	1.60	29,913	2.55	-	-	0.25	-	-	0.76
2021	13,528	-	-	1.59	21,495	1.89	-	-	0.25	-	-	14.09
2020	7,984	-	-	1.39	11,119	2.81	-	-	0.25	-	-	5.90
2019	3,687	-	-	1.32	4,848	-	-	-	0.25	-	-	25.07
MFS® Value Division
2023	3,118,821	-	-	1.67	5,209,972	1.72	-	-	0.25	-	-	7.93
2022	2,685,484	-	-	1.55	4,156,410	1.41	-	-	0.25	-	-	(5.91)
2021	2,366,296	-	-	1.64	3,892,335	2.58	-	-	0.25	-	-	25.45
2020	117,320	-	-	1.31	153,828	1.82	-	-	0.25	-	-	3.47
2019	28,747	-	-	1.27	36,426	-	-	-	0.25	-	-	29.80
F-99

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Aggressive Allocation Division
2023	2,124,003	$1.19	to	$4.29	$6,206,660	2.93%	0.15%	to	0.80%	17.38%	to	18.14%
2022	1,786,393	1.01	to	3.63	4,854,623	2.11	0.15	to	0.80	(16.57)	to	(16.03)
2021	1,492,725	1.21	to	4.32	5,181,466	1.26	0.15	to	0.80	15.72	to	16.47
2020	1,265,727	1.05	to	3.71	4,056,899	1.62	0.15	to	0.80	(45.58)	to	13.18
2019	1,220,243	1.93	to	3.28	3,446,034	2.03	0.15	to	0.75	23.01	to	23.75
MML American Funds Core Allocation Division
2023	1,296,151	1.12	to	1.50	1,642,666	4.11	0.25	to	0.80	13.46	to	14.37
2022	597,979	0.99	to	1.31	677,026	1.85	0.25	to	0.80	(14.39)	to	(13.70)
2021	282,702	1.16	to	1.52	411,238	1.34	0.25	to	0.80	11.95	to	12.85
2020	259,913	1.03	to	1.35	353,215	1.86	0.25	to	0.80	11.39	to	11.39
2019	17,018	1.21	to	1.39	23,627	2.53	0.25	to	0.75	18.12	to	18.12
MML American Funds Growth Division
2023	3,681,159	1.24	to	2.55	5,056,453	1.53	0.25	to	0.80	36.86	to	37.96
2022	2,613,797	0.91	to	1.85	2,571,580	0.49	0.25	to	0.80	(30.85)	to	(30.29)
2021	1,198,749	1.32	to	2.66	1,838,786	-	0.25	to	0.80	20.58	to	21.54
2020	58,532	1.09	to	2.19	146,356	0.73	0.25	to	0.80	(24.43)	to	51.41
2019	44,023	1.44	to	1.78	75,873	0.29	0.25	to	0.75	30.22	to	30.22
MML American Funds International Division
2023	-	-	-	-	-	-	0.25	to	0.80	-	-	-
2022[6]	-	-	-	-	-	20.85	0.25	to	0.80	(100.00)	to	(100.00)
2021	118,537	1.05	to	1.32	145,430	0.17	0.25	to	0.80	(2.74)	to	(1.96)
2020	20,660	1.08	to	1.34	32,556	1.02	0.25	to	0.80	(9.02)	to	13.44
2019	19,796	1.18	to	1.39	27,498	2.80	0.25	to	0.75	22.31	to	22.31
MML Balanced Allocation Division
2023	1,966,775	1.06	to	2.88	3,406,810	3.43	0.15	to	0.80	11.57	to	12.30
2022	1,258,283	0.95	to	2.56	2,173,656	3.80	0.15	to	0.80	(15.41)	to	(14.86)
2021	1,085,648	1.12	to	3.01	2,314,101	1.42	0.15	to	0.80	9.10	to	9.82
2020	1,031,245	1.03	to	2.74	2,195,795	2.69	0.15	to	0.80	(35.75)	to	10.77
2019	961,864	1.60	to	2.48	1,843,654	2.51	0.15	to	0.75	15.88	to	16.57
MML Blend Division
2023	6,897,148	3.55	to	4.04	31,734,010	1.70	0.25	to	1.00	16.45	to	17.32
2022	7,158,565	3.05	to	3.44	28,826,242	1.37	0.25	to	1.00	(17.42)	to	(16.80)
2021	7,024,572	3.69	to	4.13	35,476,330	2.12	0.25	to	1.00	13.88	to	14.74
2020	7,377,933	3.24	to	3.60	33,347,845	-	0.25	to	1.00	11.74	to	12.58
2019	7,528,109	2.90	to	3.20	31,243,992	2.44	0.25	to	1.00	20.17	to	21.08
MML Blue Chip Growth Division
2023	5,282,513	4.93	to	7.94	18,760,783	-	0.15	to	1.00	48.05	to	49.31
2022	4,734,451	3.33	to	5.32	12,264,297	-	0.15	to	1.00	(40.10)	to	(39.59)
2021	4,454,514	5.56	to	8.80	19,957,536	-	0.15	to	1.00	15.18	to	16.16
2020	4,378,157	4.83	to	7.58	17,390,444	-	0.15	to	1.00	33.07	to	34.20
2019	4,013,299	3.63	to	5.65	12,396,513	-	0.15	to	1.00	28.55	to	29.65
MML Conservative Allocation Division
2023	1,068,204	1.04	to	2.62	1,841,074	3.44	0.15	to	0.80	10.77	to	11.49
2022	897,259	0.94	to	2.35	1,469,272	3.89	0.15	to	0.80	(15.42)	to	(14.86)
2021	885,031	1.11	to	2.76	1,736,409	1.28	0.15	to	0.80	7.74	to	8.44
2020	1,027,526	1.03	to	2.54	1,920,967	2.76	0.15	to	0.80	(32.76)	to	9.77
2019	1,077,490	1.53	to	2.31	1,838,023	2.52	0.15	to	0.75	14.34	to	15.02
F-100

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Dynamic Bond Division
2023	179,247	$0.91	to	$1.06	$185,010	4.87%	0.25%	to	0.80%	7.13%	to	7.99%
2022	112,262	0.85	to	0.98	111,732	4.05	0.25	to	0.80	(14.66)	to	(13.97)
2021	73,050	1.00	to	1.14	86,483	4.35	0.25	to	0.80	(0.81)	to	(0.01)
2020	30,457	1.01	to	1.14	35,776	0.31	0.25	to	0.80	(8.44)	to	3.91
2019	8,669	1.10	to	1.19	10,289	3.70	0.25	to	0.75	8.73	to	8.73
MML Equity Division
2023	17,945,278	3.71	to	4.52	100,476,822	2.13	0.15	to	1.00	8.24	to	9.16
2022	18,932,957	3.43	to	4.14	97,574,237	1.62	0.15	to	1.00	(5.59)	to	(4.79)
2021	19,538,179	3.63	to	4.35	106,958,081	1.67	0.15	to	1.00	28.96	to	30.06
2020	20,335,113	2.82	to	3.34	85,886,429	2.32	0.15	to	1.00	2.00	to	2.87
2019	21,224,056	2.76	to	3.25	87,307,189	2.03	0.15	to	1.00	24.67	to	25.73
MML Equity Income Division
2023	1,539,176	1.35	to	4.26	3,455,063	2.36	0.15	to	1.00	8.67	to	9.38
2022	1,259,165	1.25	to	3.89	2,772,662	1.73	0.15	to	0.80	(4.33)	to	(3.71)
2021	859,260	1.30	to	4.04	2,229,954	2.33	0.15	to	0.80	24.58	to	25.39
2020	687,283	1.04	to	3.22	1,546,292	2.44	0.15	to	0.80	(32.27)	to	1.19
2019	454,444	1.54	to	3.19	1,134,639	2.35	0.15	to	0.75	26.26	to	26.45
MML Equity Index Division (Service Class I)
2023	2,738,435	-	-	2.13	5,837,511	1.00	-	-	0.25	-	-	25.44
2022	2,954,979	-	-	1.70	5,021,461	0.78	-	-	0.25	-	-	(18.69)
2021	3,017,033	-	-	2.09	6,305,114	0.59	-	-	0.25	-	-	28.01
2020	2,542,413	-	-	1.63	4,150,568	1.74	-	-	0.25	-	-	18.06
2019	2,088,086	-	-	1.38	2,887,488	2.71	-	-	0.25	-	-	30.86
MML Equity Index Division (Class II)
2023	20,275,166	5.26	to	6.29	112,287,793	1.41	0.15	to	1.00	24.68	to	25.74
2022	21,364,317	4.22	to	5.00	94,205,845	1.22	0.15	to	1.00	(19.16)	to	(18.47)
2021	22,436,830	5.22	to	6.13	121,243,867	1.43	0.15	to	1.00	27.10	to	28.18
2020	22,938,054	4.11	to	4.78	95,853,069	1.89	0.15	to	1.00	17.04	to	18.04
2019	24,254,914	3.51	to	4.05	85,127,840	2.85	0.15	to	1.00	29.75	to	30.86
MML Equity Index Division (Class III)⁸
2023	4,252,177	-	-	1.36	5,781,443	1.67	-	-	0.80	-	-	-
2022	2,498,282	-	-	1.09	2,715,373	1.81	-	-	0.80	-	-	-
2021	635,956	-	-	1.34	852,050	1.99	-	-	0.80	-	-	-
2020	3,066	-	-	1.05	3,221	-	-	-	0.80	-	-	-
MML Equity Rotation Division¹¹
2023	48	-	-	1.08	52	-	-	-	0.80	-	-	-
MML Focused Equity Division
2023	247,711	1.29	to	2.08	456,949	0.94	0.25	to	0.80	9.01	to	9.88
2022	254,360	1.19	to	1.89	457,452	0.81	0.25	to	0.80	(5.45)	to	(4.69)
2021	223,708	1.26	to	1.99	447,362	1.10	0.25	to	0.80	21.28	to	22.25
2020	206,972	1.03	to	1.62	342,768	0.84	0.25	to	0.80	(28.16)	to	12.76
2019	167,057	1.44	to	1.81	246,359	0.28	0.25	to	0.75	30.15	to	30.15
F-101

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)
	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Foreign Division
2023	559,198	$1.17	to	$2.14	$852,178	1.45%	0.15%	to	0.80%	15.30%	to	16.05%
2022	483,229	1.02	to	1.85	640,251	4.11	0.15	to	0.80	(15.26)	to	(14.71)
2021	368,515	1.20	to	2.17	600,403	3.21	0.15	to	0.80	12.14	to	12.88
2020	184,216	1.07	to	1.92	319,256	3.17	0.15	to	0.80	(6.21)	to	5.77
2019	153,545	1.14	to	1.81	259,567	1.81	0.15	to	0.75	13.00	to	13.17
MML Fundamental Equity Division
2023	492,360	1.27	to	2.28	1,110,017	0.92	0.25	to	0.80	22.02	to	23.00
2022	508,371	1.04	to	1.86	944,692	0.58	0.25	to	0.80	(20.87)	to	(20.23)
2021	498,497	1.32	to	2.33	1,173,089	0.50	0.25	to	0.80	26.65	to	27.67
2020	498,713	1.04	to	1.82	921,656	0.04	0.25	to	0.80	(31.47)	to	20.02
2019	503,737	1.52	to	1.76	775,224	0.50	0.25	to	0.75	33.74	to	33.74
MML Fundamental Value Division
2023	111,479	1.43	to	1.73	176,107	1.36	0.25	to	0.80	12.79	to	13.69
2022	84,557	1.26	to	1.52	121,606	1.15	0.25	to	0.80	(5.62)	to	(4.86)
2021	59,150	1.34	to	1.60	103,272	1.74	0.25	to	0.80	28.98	to	30.02
2020	65,496	1.04	to	1.23	93,987	1.30	0.25	to	0.80	(13.26)	to	2.67
2019	103,360	1.20	to	1.40	144,459	1.97	0.25	to	0.75	22.79	to	22.79
MML Global Division (Service Class I)⁷
2023	182,688	-	-	1.60	291,727	0.68	-	-	0.25	-	-	14.08
2022	64,193	-	-	1.40	89,854	1.61	-	-	0.25	-	-	(18.00)
2021	75,112	-	-	1.71	128,214	0.40	-	-	0.25	-	-	17.27
2020	32,923	-	-	1.46	47,922	1.12	-	-	0.25	-	-	14.02
MML Global Division (Class II)
2023	277,802	1.14	to	4.40	762,803	0.86	0.15	to	0.80	13.46	to	14.20
2022	246,557	1.01	to	3.85	633,602	1.71	0.15	to	0.80	(18.37)	to	(17.84)
2021	194,922	1.23	to	4.69	680,782	0.97	0.15	to	0.80	16.49	to	17.25
2020	135,298	1.06	to	4.00	478,710	1.08	0.15	to	0.80	(31.20)	to	13.79
2019	124,229	1.54	to	3.51	385,155	0.59	0.15	to	0.75	30.39	to	30.58
MML Growth Allocation Division
2023	2,296,938	1.14	to	3.71	6,889,137	2.97	0.15	to	0.80	15.06	to	15.80
2022	2,152,103	0.99	to	3.21	5,719,560	2.75	0.15	to	0.80	(15.97)	to	(15.42)
2021	1,864,082	1.18	to	3.79	6,299,400	1.55	0.15	to	0.80	13.42	to	14.16
2020	1,531,939	1.04	to	3.32	4,691,615	2.09	0.15	to	0.80	(42.27)	to	12.59
2019	1,620,661	1.80	to	2.95	4,454,638	2.25	0.15	to	0.75	20.30	to	21.03
MML High Yield Division
2023	209,556	1.09	to	1.26	251,328	7.41	0.25	to	0.80	12.31	to	13.21
2022	155,944	0.97	to	1.11	176,287	8.34	0.25	to	0.80	(12.42)	to	(11.72)
2021	69,726	1.11	to	1.26	100,492	9.64	0.25	to	0.80	7.26	to	8.12
2020	81,248	1.03	to	1.17	113,187	0.02	0.25	to	0.80	(6.54)	to	5.56
2019	75,480	1.10	to	1.32	99,616	6.29	0.25	to	0.75	12.25	to	12.25
MML Income & Growth Division
2023	654,223	1.41	to	4.23	1,498,140	2.13	0.15	to	0.80	8.33	to	9.03
2022	696,943	1.30	to	3.88	1,455,483	1.44	0.15	to	0.80	(1.11)	to	(0.46)
2021	590,823	1.31	to	3.90	1,290,144	1.84	0.15	to	0.80	25.27	to	26.08
2020	359,473	1.05	to	3.09	717,380	2.14	0.15	to	0.80	(29.66)	to	2.87
2019	211,374	1.49	to	3.01	489,310	1.96	0.15	to	0.75	24.25	to	24.43
MML Inflation-Protected and Income Division
2023	3,038,072	1.56	to	1.75	5,362,732	4.62	0.15	to	1.00	4.38	to	5.27
2022	3,079,868	1.49	to	1.66	5,213,203	2.65	0.15	to	1.00	(14.21)	to	(13.48)
2021	3,083,496	1.74	to	1.92	6,069,640	1.08	0.15	to	1.00	5.34	to	6.24
2020	2,877,526	1.65	to	1.81	5,359,804	0.12	0.15	to	1.00	10.01	to	10.95
2019	2,962,522	1.50	to	1.63	4,975,538	2.41	0.15	to	1.00	7.23	to	8.15
F-102

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML International Equity Division
2023	110,693	$1.18	to	$1.27	$147,673	1.33%	0.25%	to	0.80%	17.56%	to	18.51%
2022	92,824	1.00	to	1.07	106,158	1.27	0.25	to	0.80	(15.77)	to	(15.10)
2021	53,729	1.19	to	1.26	77,607	0.80	0.25	to	0.80	10.88	to	11.77
2020	24,128	1.07	to	1.13	32,658	3.48	0.25	to	0.80	0.28	to	5.37
2019	20,299	1.07	to	1.29	26,084	1.73	0.25	to	0.75	24.63	to	24.63
MML iShares® 60/40 Allocation Division¹¹
2023	5,872	-	-	1.08	6,350	3.95	-	-	0.80	-	-	-
MML iShares® 80/20 Allocation Division¹¹
2023	20,507	-	-	1.10	22,637	2.67	-	-	0.80	-	-	-
MML Large Cap Growth Division
2023	414,702	1.32	to	2.51	727,768	-	0.25	to	0.80	50.51	to	51.71
2022	285,008	0.88	to	1.65	391,993	-	0.25	to	0.80	(28.13)	to	(27.55)
2021	156,091	1.22	to	2.28	361,278	0.07	0.25	to	0.80	17.47	to	18.41
2020	46,223	1.04	to	1.93	103,492	0.34	0.25	to	0.80	(28.82)	to	31.78
2019	43,127	1.46	to	1.70	73,302	0.61	0.25	to	0.75	31.99	to	31.99
MML Managed Bond Division
2023	10,003,280	1.64	to	1.66	21,581,042	4.29	0.15	to	1.00	5.64	to	6.54
2022	13,657,500	1.55	to	1.56	31,202,475	3.11	0.15	to	1.00	(15.85)	to	(15.14)
2021	13,994,912	1.84	to	1.85	38,237,306	3.17	0.15	to	1.00	(0.19)	to	0.66
2020	13,886,442	1.82	to	1.85	38,463,908	0.10	0.15	to	1.00	6.64	to	7.55
2019	14,136,877	1.70	to	1.73	36,821,375	3.70	0.15	to	1.00	8.72	to	9.65
MML Managed Volatility Division
2023	4,027,241	2.22	to	2.57	9,932,942	0.57	0.15	to	1.00	11.75	to	12.70
2022	4,500,097	1.99	to	2.28	9,820,548	0.49	0.15	to	1.00	(12.92)	to	(12.18)
2021	4,587,458	2.28	to	2.60	11,337,704	0.99	0.15	to	1.00	10.43	to	11.37
2020	4,702,318	2.07	to	2.33	10,400,525	1.40	0.15	to	1.00	5.62	to	6.52
2019	4,758,639	1.96	to	2.19	9,752,657	1.61	0.15	to	1.00	10.78	to	11.73
MML Mid Cap Growth Division
2023	974,670	1.07	to	7.16	3,525,830	-	0.15	to	0.80	21.67	to	22.46
2022	857,548	0.88	to	5.85	2,784,965	-	0.15	to	0.80	(25.71)	to	(25.23)
2021	802,155	1.19	to	7.82	3,539,804	-	0.15	to	0.80	12.31	to	13.04
2020	676,628	1.06	to	6.92	2,851,566	0.08	0.15	to	0.80	(37.42)	to	25.38
2019	520,871	1.69	to	5.52	1,851,438	0.02	0.15	to	0.75	31.10	to	31.30
MML Mid Cap Value Division
2023	757,179	1.29	to	5.27	2,150,633	2.69	0.15	to	0.80	5.13	to	5.81
2022	642,693	1.23	to	4.98	1,904,806	2.09	0.15	to	0.80	(2.12)	to	(1.48)
2021	420,278	1.25	to	5.05	1,587,137	1.45	0.15	to	0.80	22.33	to	23.13
2020	362,212	1.02	to	4.10	1,187,960	1.86	0.15	to	0.80	(31.67)	to	1.56
2019	292,549	1.50	to	4.04	970,295	1.72	0.15	to	0.75	28.94	to	29.13
MML Moderate Allocation Division
2023	976,188	1.10	to	3.18	2,336,284	3.33	0.15	to	0.80	12.99	to	13.73
2022	908,586	0.97	to	2.79	1,951,104	3.42	0.15	to	0.80	(15.65)	to	(15.10)
2021	771,376	1.15	to	3.29	2,037,126	1.39	0.15	to	0.80	11.10	to	11.83
2020	769,964	1.03	to	2.94	1,810,582	2.60	0.15	to	0.80	(38.48)	to	10.38
2019	658,245	1.68	to	2.66	1,440,195	2.57	0.15	to	0.75	17.70	to	18.41
F-103

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Short-Duration Bond Division
2023	336,090	$0.99	to	$1.09	$362,781	2.92%	0.25%	to	0.80%	6.09%	to	6.94%
2022	502,027	0.93	to	1.02	506,638	3.73	0.25	to	0.80	(8.52)	to	(7.79)
2021	299,747	1.02	to	1.11	331,949	5.24	0.25	to	0.80	1.20	to	2.01
2020	12,038	1.01	to	1.09	13,182	-	0.25	to	0.80	(5.94)	to	1.55
2019	15,622	1.07	to	1.11	16,793	3.18	0.25	to	0.75	4.45	to	4.45
MML Small Cap Equity Division
2023	5,752,578	4.29	to	5.94	29,297,337	1.29	0.15	to	1.00	16.64	to	17.63
2022	5,997,831	3.68	to	5.05	26,401,149	0.71	0.15	to	1.00	(16.72)	to	(16.01)
2021	6,213,310	4.42	to	6.01	32,844,844	0.44	0.15	to	1.00	21.53	to	22.57
2020	6,441,838	3.64	to	4.91	28,249,486	0.54	0.15	to	1.00	19.49	to	20.51
2019	6,482,956	3.04	to	4.07	23,767,587	0.47	0.15	to	1.00	25.21	to	26.28
MML Small Cap Growth Equity Division
2023	4,063,245	4.91	to	5.84	18,257,517	-	0.15	to	1.00	15.68	to	16.67
2022	4,185,934	4.24	to	5.01	16,471,584	-	0.15	to	1.00	(23.92)	to	(23.27)
2021	3,903,146	5.58	to	6.53	21,049,615	-	0.15	to	1.00	6.24	to	7.15
2020	4,021,518	5.25	to	6.09	20,925,468	-	0.15	to	1.00	34.27	to	35.42
2019	4,030,464	3.91	to	4.50	15,692,114	-	0.15	to	1.00	32.99	to	34.12
MML Small Company Value Division
2023	289,137	1.30	to	1.61	476,830	1.05	0.25	to	0.80	15.22	to	16.14
2022	245,703	1.13	to	1.38	366,609	0.20	0.25	to	0.80	(15.46)	to	(14.78)
2021	202,134	1.33	to	1.62	373,185	0.40	0.25	to	0.80	24.47	to	25.47
2020	96,982	1.07	to	1.29	130,835	0.30	0.25	to	0.80	(9.75)	to	9.16
2019	13,952	1.19	to	1.53	21,300	0.27	0.25	to	0.75	25.54	to	25.54
MML Small/Mid Cap Value Division
2023	426,872	1.37	to	5.35	1,328,414	1.13	0.15	to	0.80	16.19	to	16.95
2022	379,722	1.18	to	4.58	1,059,183	1.24	0.15	to	0.80	(16.36)	to	(15.82)
2021	274,154	1.41	to	5.44	1,092,493	1.08	0.15	to	0.80	34.86	to	35.74
2020	299,300	1.05	to	4.00	809,605	1.10	0.15	to	0.80	(23.94)	to	4.49
2019	233,198	1.38	to	3.83	651,868	0.64	0.15	to	0.75	20.10	to	20.28
MML Strategic Emerging Markets Division
2023	270,427	0.77	to	1.09	229,919	0.11	0.25	to	0.80	9.59	to	10.47
2022	240,158	0.70	to	0.99	187,636	3.75	0.25	to	0.80	(27.16)	to	(26.58)
2021	131,540	0.96	to	1.35	146,079	-	0.25	to	0.80	(8.79)	to	(8.06)
2020	101,850	1.05	to	1.46	118,330	0.43	0.25	to	0.80	8.57	to	17.55
2019	132,199	0.97	to	1.24	130,203	0.23	0.25	to	0.75	24.60	to	25.53
MML Sustainable Equity Division
2023	541,371	1.34	to	5.72	1,927,847	0.96	0.15	to	0.80	23.52	to	24.32
2022	535,130	1.09	to	4.60	1,617,946	0.95	0.15	to	0.80	(17.67)	to	(17.14)
2021	542,145	1.32	to	5.56	1,965,182	0.89	0.15	to	0.80	26.13	to	26.95
2020	321,231	1.05	to	4.38	1,294,731	0.93	0.15	to	0.80	(36.96)	to	14.34
2019	294,083	1.66	to	3.83	1,036,164	0.94	0.15	to	0.75	31.90	to	32.10
MML Total Return Bond Division
2023	494,452	0.87	to	1.06	487,254	2.72	0.25	to	0.80	4.61	to	5.45
2022	308,977	0.83	to	1.01	297,648	1.44	0.25	to	0.80	(15.38)	to	(14.70)
2021	105,722	0.98	to	1.18	124,434	2.19	0.25	to	0.80	(1.98)	to	(1.19)
2020	32,588	1.00	to	1.19	40,203	3.07	0.25	to	0.80	(8.60)	to	8.79
2019	20,536	1.10	to	1.15	23,663	2.43	0.25	to	0.75	8.91	to	8.91
MML U.S. Government Money Market Division
2023	19,075,762	1.04	to	1.08	22,589,638	4.53	0.15	to	1.00	3.60	to	4.48
2022	21,118,133	1.00	to	1.03	24,334,917	1.27	0.15	to	1.00	0.22	to	1.07
2021	14,367,031	1.00	to	1.02	16,396,206	-	0.15	to	1.00	(1.00)	to	(0.15)
2020	18,588,916	1.01	to	1.02	22,206,288	0.20	0.15	to	1.00	(0.77)	to	0.08
2019	13,153,952	1.02	to	1.02	15,295,854	1.69	0.15	to	1.00	0.70	to	1.56
F-104

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Oppenheimer Global Multi-Alternatives Division
2023	-	$-	-	$-	$-	-%	-%	-	-%	-%	-	-%
2022	-	-	-	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-	-	-	-
2020	-	-	-	-	-	-	-	-	-	-	-	-
2019[12]	-	1.00	to	1.03	-	1.44	0.25	to	0.75	3.53	to	3.53
PIMCO CommodityRealReturn® Strategy Division
2023	440,774	1.08	to	1.17	496,303	15.53	0.15	to	0.70	(8.57)	to	(8.07)
2022	447,376	1.18	to	1.27	544,010	20.51	0.15	to	0.70	7.91	to	8.50
2021	436,186	1.09	to	1.17	492,181	4.19	0.15	to	0.70	32.18	to	32.91
2020	432,307	0.83	to	0.88	365,739	6.07	0.15	to	0.70	0.52	to	1.08
2019	370,676	0.82	to	0.87	309,923	4.36	0.15	to	0.70	10.57	to	11.19
PIMCO Global Bond Opportunities Division
2023	206,390	-	-	1.04	213,927	2.25	-	-	0.25	-	-	5.26
2022	197,782	-	-	0.98	194,756	1.49	-	-	0.25	-	-	(11.01)
2021	210,849	-	-	1.11	233,307	4.93	-	-	0.25	-	-	(4.16)
2020	197,425	-	-	1.15	227,936	2.45	-	-	0.25	-	-	10.12
2019	187,216	-	-	1.05	196,278	2.45	-	-	0.25	-	-	6.13
PIMCO High Yield Division
2023	134,084	-	-	1.26	168,702	5.66	-	-	0.25	-	-	12.25
2022	134,880	-	-	1.12	151,184	5.04	-	-	0.25	-	-	(10.30)
2021	142,359	-	-	1.25	177,886	4.40	-	-	0.25	-	-	3.64
2020	220,608	-	-	1.21	265,993	4.80	-	-	0.25	-	-	5.76
2019	154,943	-	-	1.14	176,652	1.12	-	-	0.25	-	-	14.75
PIMCO Income Division¹¹
2023	14,068	-	-	1.06	14,872	0.33	-	-	0.25	-	-	-
PIMCO Real Return Division⁷
2023	18,460	-	-	1.16	21,468	3.05	-	-	0.25	-	-	3.67
2022	16,844	-	-	1.12	18,894	7.06	-	-	0.25	-	-	(11.91)
2021	17,000	-	-	1.27	21,647	4.92	-	-	0.25	-	-	5.61
2020	17,085	-	-	1.21	20,601	0.94	-	-	0.25	-	-	11.72
PIMCO Total Return Division
2023	147,323	-	-	1.07	157,414	3.56	-	-	0.25	-	-	5.94
2022	161,489	-	-	1.01	162,878	2.60	-	-	0.25	-	-	(14.31)
2021	166,564	-	-	1.18	196,048	1.85	-	-	0.25	-	-	(1.27)
2020	150,514	-	-	1.19	179,430	2.08	-	-	0.25	-	-	8.66
2019	118,445	-	-	1.10	129,945	2.30	-	-	0.25	-	-	8.37
T. Rowe Price All-Cap Opportunities Division
2023	766,818	6.43	to	8.38	5,015,740	0.25	0.30	to	0.75	28.00	to	28.58
2022	764,364	5.02	to	6.52	3,904,349	-	0.30	to	0.75	(22.10)	to	(21.74)
2021	750,541	6.45	to	8.33	4,920,302	-	0.30	to	0.75	19.89	to	20.43
2020	810,125	5.38	to	6.91	4,529,302	-	0.30	to	0.75	43.30	to	43.94
2019	908,636	3.75	to	4.80	3,539,489	0.42	0.30	to	0.75	33.92	to	34.52
T. Rowe Price Blue Chip Growth Division
2023	3,094,494	6.37	to	8.41	22,991,984	-	0.25	to	1.00	47.81	to	48.92
2022	3,087,115	4.31	to	5.65	15,415,377	-	0.25	to	1.00	(39.11)	to	(38.66)
2021	3,170,366	7.08	to	9.21	25,875,360	-	0.25	to	1.00	16.45	to	17.33
2020	3,391,891	6.08	to	7.85	23,754,759	-	0.25	to	1.00	32.94	to	33.94
2019	3,509,332	4.57	to	5.86	18,577,729	-	0.25	to	1.00	28.60	to	29.56
F-105

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
T. Rowe Price Equity Income Division
2023	5,059,409	$3.83	to	$5.07	$22,722,896	2.10%	0.25%	to	1.00%	8.45%	to	9.27%
2022	5,285,312	3.53	to	4.64	21,757,838	1.87	0.25	to	1.00	(4.30)	to	(3.58)
2021	5,487,164	3.69	to	4.82	23,530,078	1.58	0.25	to	1.00	24.30	to	25.24
2020	5,467,518	2.97	to	3.85	18,840,838	2.35	0.25	to	1.00	0.18	to	0.93
2019	5,417,533	2.96	to	3.81	18,706,568	2.33	0.25	to	1.00	25.14	to	26.08
T. Rowe Price Limited-Term Bond Division
2023	64,225	1.11	to	1.74	71,538	3.29	0.25	to	0.40	4.53	to	4.94
2022	80,657	1.06	to	1.67	85,673	2.09	0.25	to	0.40	(4.90)	to	(4.52)
2021	43,051	1.11	to	1.75	48,102	1.35	0.25	to	0.40	(0.32)	to	0.13
2020	96,431	1.11	to	1.76	107,265	1.81	0.25	to	0.60	4.09	to	4.71
2019	781	1.06	to	1.69	1,319	2.42	0.25	to	0.60	3.73	to	4.36
T. Rowe Price Mid-Cap Growth Division
2023	7,274,609	6.79	to	11.29	62,691,476	-	0.25	to	1.00	18.77	to	19.66
2022	7,680,620	5.72	to	9.44	55,286,883	-	0.25	to	1.00	(23.35)	to	(22.77)
2021	8,065,644	7.46	to	12.22	75,155,920	-	0.25	to	1.00	13.71	to	14.56
2020	8,662,009	6.56	to	10.67	70,544,711	-	0.25	to	1.00	22.57	to	23.50
2019	9,498,129	5.35	to	8.64	62,866,836	0.14	0.25	to	1.00	29.98	to	30.96
Templeton Foreign VIP Division
2023	5,020,897	2.09	to	2.23	11,962,059	3.17	0.25	to	1.00	19.56	to	20.46
2022	5,220,787	1.75	to	1.86	10,195,403	3.00	0.25	to	1.00	(8.52)	to	(7.84)
2021	5,875,466	1.91	to	2.01	12,160,131	1.84	0.25	to	1.00	3.12	to	3.90
2020	5,834,770	1.85	to	1.94	11,342,176	3.39	0.25	to	1.00	(2.14)	to	(1.40)
2019	5,904,930	1.85	to	1.90	11,293,030	1.72	0.25	to	1.00	11.41	to	12.25
Templeton Global Bond VIP Division
2023	68,923	-	-	0.92	63,391	-	-	-	0.25	-	-	3.19
2022	66,481	-	-	0.89	59,252	-	-	-	0.25	-	-	(4.85)
2021	43,381	-	-	0.94	40,634	-	-	-	0.25	-	-	(4.62)
2020	43,761	-	-	0.98	42,977	8.55	-	-	0.25	-	-	(5.07)
2019	22,781	-	-	1.03	23,569	-	-	-	0.25	-	-	2.26
Vanguard VIF Global Bond Index Division⁸
2023	508,934	-	-	0.89	451,957	1.74	-	-	0.80	-	-	5.67
2022	391,189	-	-	0.84	328,749	2.35	-	-	0.80	-	-	(13.82)
2021	196,349	-	-	0.98	191,467	0.24	-	-	0.80	-	-	(2.62)
2020	2,914	-	-	1.00	2,918	-	-	-	0.80	-	-	-
Vanguard VIF Mid Cap Index Division⁸
2023	1,176,536	-	-	1.20	1,412,794	1.20	-	-	0.80	-	-	14.91
2022	705,838	-	-	1.04	737,593	0.81	-	-	0.80	-	-	(19.47)
2021	247,101	-	-	1.30	320,634	0.10	-	-	0.80	-	-	23.37
2020	5,400	-	-	1.05	5,680	-	-	-	0.80	-	-	-
Vanguard VIF Real Estate Index Division⁸
2023	440,975	-	-	1.15	505,477	2.22	-	-	0.80	-	-	10.81
2022	313,512	-	-	1.03	324,311	1.54	-	-	0.80	-	-	(26.88)
2021	156,470	-	-	1.41	221,372	0.17	-	-	0.80	-	-	39.09
2020	4,937	-	-	1.02	5,022	-	-	-	0.80	-	-	-
Voya International Index Division
2023	1,380,711	-	-	1.35	1,868,907	4.77	-	-	0.25	-	-	17.54
2022	1,296,850	-	-	1.15	1,493,445	3.27	-	-	0.25	-	-	(14.87)
2021	1,251,780	-	-	1.35	1,693,422	1.88	-	-	0.25	-	-	10.62
2020	1,211,566	-	-	1.22	1,481,694	2.48	-	-	0.25	-	-	7.62
2019	1,139,366	-	-	1.14	1,294,774	2.77	-	-	0.25	-	-	21.04
F-106

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Voya Russell™ Mid Cap Index Division
2023	1,695,519	$-	-	$1.74	$2,951,626	1.58%	-%	-	0.25%	-%	-	16.51%
2022	1,387,761	-	-	1.49	2,073,613	0.74	-	-	0.25	-	-	(17.77)
2021	1,262,767	-	-	1.82	2,294,465	0.79	-	-	0.25	-	-	21.80
2020	996,375	-	-	1.49	1,486,419	1.20	-	-	0.25	-	-	16.32
2019	748,449	-	-	1.28	959,866	1.24	-	-	0.25	-	-	29.74
Voya Russell™ Small Cap Index Division
2023	508,815	-	-	1.50	765,547	1.50	-	-	0.25	-	-	16.35
2022	399,075	-	-	1.29	516,043	0.50	-	-	0.25	-	-	(20.89)
2021	265,008	-	-	1.63	433,177	0.46	-	-	0.25	-	-	14.04
2020	255,930	-	-	1.43	366,824	1.06	-	-	0.25	-	-	19.34
2019	166,147	-	-	1.20	199,550	0.70	-	-	0.25	-	-	24.77
VY® CBRE Global Real Estate Division
2023	242,413	2.46	to	2.67	627,757	1.79	0.15	to	0.70	11.55	to	12.16
2022	231,202	2.20	to	2.38	531,668	3.01	0.15	to	0.70	(25.65)	to	(25.24)
2021	227,531	2.96	to	3.19	701,469	2.71	0.15	to	0.70	33.21	to	33.94
2020	223,661	2.22	to	2.38	510,408	5.82	0.15	to	0.70	(5.70)	to	(5.18)
2019	196,349	2.36	to	2.51	472,645	2.54	0.15	to	0.70	23.48	to	24.16
[1]The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.
[2]The expense ratios represent the annualized policy expense of the divisions of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.
[4]See Note 2 to the financial statements for the previous name of this division.
[5]After the close of business on April 29, 2022, Invesco V.I. Core Plus Bond Fund acquired all the net assets of Invesco V.I. Core Bond Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco V.I. Core Plus Bond Fund on December 1, 2021 and by the shareholders of the Invesco V.I. Core Bond Fund on March 31, 2022. The acquisition was accomplished by a tax-free exchange as of the close of business on April 29, 2022. Shares of Invesco V.I. Core Bond Fund were exchanged for the like class of shares of Invesco V.I. Core Plus Bond Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Core Bond Fund receiving 1.15816327 shares of Invesco V.I. Core Plus Bond Fund in exchange of 1 share of Invesco V.I Core Bond Fund. As a result of the underlying fund merger, the division name changed from Invesco V.I. Core Bond to Invesco V.I. Core Plus Bond. Financial highlights for the years 2018-2021 correspond to the Invesco V.I. Core Bond Division.
[6]For the period January 1, 2022 to November 4, 2022. Effective November 4, 2022 this Division liquidated and any contract value in the Division after the close of the New York Stock Exchange on November 4, 2022 was automatically transferred to the MML U.S. Government Money Market Division.
[7]This fund/division became available to the Separate Account as an investment option on June 26, 2017, but it is presented from the year when the investment or unit activity has been started.
[8]This fund/division became available to the Separate Account as an investment option on October 16, 2020, but it is presented from the year when the investment or unit activity has been started.
[9]Effective May 1, 2023, the JPMorgan Insurance Trust U.S. Equity Portfolio merged into the LVIP JPMorgan U.S. Equity Fund. The LVIP JPMorgan U.S. Equity Fund assumed the accounting and performance history of the JPMorgan Insurance Trust U.S. Equity Portfolio.
[10]This fund/division became available to the Separate Account as an investment option on May 1, 2021, but it is presented from the year when the investment or unit activity has been started.
[11]This fund/division became available to the Separate Account as an investment option on May 1, 2023, but it is presented from the year when the investment or unit activity has been started.
[12]For the period January 1, 2019 through April 29, 2019. Effective April 29, 2019 this Sub-Account liquidated and any contract value in the Sub-Account after the close of the New York Stock Exchange on April 29, 2019 was automatically transferred to the MML U.S. Government Money Market Sub-Account.
F-107

Notes To Financial Statements (Continued)

8. FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

	Administrative Charge	$0 - $12 per month per policy
This charge is assessed through the redemption of units.

	Asset Charge/Mortality and Expense Risk Charge	Effective annual rate of 0.10% - 1.00% of the policy’s assets held in the Separate Account.
This charge is assessed through a reduction in unit values or through the redemption of units.

	Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
This charge is assessed through a redemption of units.

	Face Amount Charge	$0.00 - $1.79 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
This charge is assessed through a redemption of units.

	Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.33 per month per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

	Loan Interest Rate Expense Charge	Effective annual rate of 0.00% - 1.00% of the loan amount
This charge is assessed through a redemption of units.
F-108

Notes To Financial Statements (Continued)

Rider Charges:
The rider charges do not apply to all segments within the Separate Account.
These charges are assessed through a redemption of units.

A. Accidental Death Benefit	$0.025 - $0.12929 per $1,000 of coverage

B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk
$0.00 to $0.41 per $1,000 of face amount

C. Death Benefit Guarantee	$0.01 per $1,000 of face amount

D. Disability Benefit	$0.00 to $0.32 per $1 of monthly deductions
$0.00 to $0.04 per $1 of specified benefit amount
$0.009 to $0.149 per $1 of specified premium
$0.00 to $0.09783 per $1,000 of insurance risk

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk

F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount

H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk

I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk
$0.00 to $0.30 per $1,000 of face amount

J. Waiver of Monthly Charges	$0.00 to $0.349 per $1 of monthly deductions
$4.55 to $11.98 per $100 of monthly deductions

K. Waiver of Specified Premium	$0.00 to $0.28 per $1 of monthly deduction
$0.00 to $0.04 per $1 of specified premium amount

L. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.00 to $83.33 per $1,000 of face amount
M. Underwriting Charge	$0.01 to $0.06 per $1,000 of selected face amount

N. Term Rider	$0.01 to $36.72 per $1,000 of insurance risk

O. Children's Level Term Insurance Rider	$4.50 per month

P. Spouse Level Term Insurance Rider	$0.06 - $1.22 per $1,000 of rider coverage

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 7, 2024, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-109

PART C
OTHER INFORMATION

Item 30.       Exhibits

Exhibit (a)

Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the Separate Account I – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

Exhibit (b)	Not Applicable
Exhibit (c)	i.

Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

ii.

Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated December 16, 2014 by and between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company on behalf of Massachusetts Mutual Variable Life Separate Account I – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

iii.

Template for Insurance Products Distribution Agreement (MMLD) (Version 04/15) – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

Exhibit (d)	i.	Form of Group Flexible Premium Variable Adjustable Life Insurance Policy – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015
ii.

Form of Group Flexible Premium Variable Adjustable Life Insurance Certificate, as amended – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

	iii.	Accelerated Benefits For Terminal Illness Rider – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015
	iv.	Accidental Death Benefit Rider – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015
	v.	Children’s Level Term Insurance Rider – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015
	vi.	Overloan Protection Rider – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015
	vii.	Spouse Level Term Life Insurance Rider – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015
	viii.	Waiver of Monthly Charges Rider – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015
Exhibit (e)	i.

Group Flexible Premium Variable Adjustable Life Insurance – Employer Master Application & Temporary Life Insurance Agreement – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	ii.	Group Flexible Premium Variable Adjustable Life Insurance Policy – Employee Application – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015
	iii.	Group Flexible Premium Variable Adjustable Life Insurance Policy – Insurance Enrollment Form – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015
Exhibit (f)	i.

Copy of Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

ii.

By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (g)	Reinsurance Contracts
	i.	Hannover Life Reassurance Company of America

a.

Automatic YRT Agreement effective December 1, 2015 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-206438 filed April 27, 2016

			1.	Amendment effective May 7, 2018 – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-206438 filed April 28, 2020
			2.	Amendment effective October 1, 2018 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-206438 filed April 28, 2022
			3.	Amendment effective October 1, 2018 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-206438 filed April 28, 2022
			4.	Amendment effective January 1, 2019 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-206438 filed April 28, 2022
			5.	Amendment effective August 1, 2019 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-206438 filed April 28, 2022
			6.	Amendment effective January 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-206438 filed April 28, 2022
	ii.	Swiss Re Life & Health America Inc.
a.

Automatic YRT Agreement effective December 1, 2015 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-206438 filed April 27, 2016

			1.	Amendment effective May 7, 2018 – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-206438 filed April 28, 2020
			2.	Amendment effective October 1, 2018 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
			3.	Amendment effective January 1, 2019 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-206438 filed April 28, 2022
			4.	Amendment effective August 1, 2019 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-206438 filed April 28, 2022
			5.	Amendment effective January 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-206438 filed April 28, 2022
			6.	Amendment effective May 17, 2021 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-206428 filed April 25, 2023
Exhibit (h)	i.	Participation, Selling, Servicing Agreements:
		a.	AIM Funds (Invesco Funds)
1.

Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

				i.	Amendment No. 1 effective as of July 1, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				ii.	Amendment No. 2 effective April 30, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				iii.	Amendment No. 3 effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				iv.	Amendment dated May 3, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
2.

Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

				i.	Amendment No. 1 dated May 24, 2019 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
				ii.	Amendment No. 2 effective April 1, 2022 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-255824 filed April 25, 2023

3.

Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

b.	Fidelity Funds
1.

Amended and Restated Participation Agreement dated May 22, 2017 (Fidelity® Variable Insurance Products Fund, Fidelity® Variable Insurance Products Fund II, Fidelity® Variable Insurance Products Fund III, Fidelity® Variable Insurance Products Fund IV, Fidelity® Variable Insurance Products Fund V, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018

		i.	First Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018
		ii.	Amendment dated January 21, 2019 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-202684 filed April 25, 2019
		iii.	Amendment dated October 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Amendment dated March 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Amendment dated October 18, 2023 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-255824 filed on or about April 25, 2024
2.

Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

3.

Service Contract dated January 1, 2004 (MML Investors Services, LLC, MML Strategic Distributors, LLC, and MML Distributors, LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated October 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		ii.	Second Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Third Amendment dated November 1, 2018 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
iv.

Fourth Amendment dated September 28, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Registration Statement File No. 333-206438 filed November 15, 2021

	4.	Service Agreement dated October 1, 1999 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		i.	Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		ii.	Second Amendment dated December 13, 2017 – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed April 24, 2018
		iii.	Third Amendment dated January 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-202684 filed April 28, 2021
c.	Ivy Funds
1.

Participation Agreement dated as of October 25, 2012 (Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios and Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021

		i.	First Amendment dated January 18, 2013 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
		ii.	Second Amendment dated June 12, 2015 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

		iii.	Third Amendment dated February 18, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iv.	Fourth Amendment dated October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		v.	Fifth Amendment dated March 1, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		vi.	Sixth Amendment dated May 1, 2021 regarding Rules 30e-3 and 498a – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-112626 filed January 27, 2022
vii.

Seventh Amendment dated October 20, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-112626 filed January 27, 2022

2.

Services Agreement dated October 25, 2012 by and among Waddell & Reed, Inc., Massachusetts Mutual Life Insurance Company and MML Distributors, LLC – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

		i.	Amendment No. 1 effective April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		ii.	Amendment No. 2 effective April 15, 2015 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Amendment No. 3 dated October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
iv.

Amendment No. 4 dated October 20, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-112626 filed January 27, 2022

d.	MML Funds
1.

Participation Agreement dated August 15, 2008 (MML Series Investment Fund, American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

2.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020

			ix.	Ninth Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255825 filed August 24, 2021
	e.	MML II Funds
1.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			iii.	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			v.	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			vi.	Sixth Amendment dated and effective August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			vii.	Seventh Amendment dated and effective November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			viii.	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			ix.	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			x.	Tenth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
			xi.	Eleventh Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
ii.	Shareholder Information Agreements (Rule 22c-2 Agreements)
a.

AIM Variable Insurance Funds effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

1.

AIM Amendment No. 1 to Shareholder Information Agreement dated June 30, 2020 – Incorporated by reference to Pre-Effective Amendment 3 to Registration Statement File No. 333-229670 filed October 2, 2020

b.

Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

c.

Ivy Funds Variable Insurance Portfolios Amended and Restated Agreement dated November 13, 2012 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

d.

MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

e.

MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (i)	Not Applicable
Exhibit (j)	Not Applicable
Exhibit (k)

Opinion and Consent of Counsel as to the legality of the securities being registered – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-206438 filed April 28, 2022

Exhibit (l)	Not Applicable
Exhibit (m)	Not Applicable

Exhibit (n)	i.	Auditor Consents as to:
			•	Company Financial Statements (*)
			•	Separate Account Financial Statements (*)
	ii.	a.	Powers of Attorney for:
			•	Roger W. Crandall
			•	Mark T. Bertolini
			•	Kathleen A. Corbet
			•	James H. DeGraffenreidt, Jr.
			•	Isabel D. Goren
			•	Bernard A. Harris, Jr.
			•	Michelle K. Lee
			•	Jeffrey H. Leiden
			•	Laura J. Sen
			•	William T. Spitz
			•	H. Todd Stitzer
			•	Elizabeth A. Ward
– Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-229670 filed September 1, 2023
		b.	Power of Attorney for Keith McDonagh
– Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-255824 filed on or about April 25, 2024
iii.

Resolution Regarding the Rules and Regulations of the Board of Directors dated February 13, 2019 – Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020

Exhibit (o)	Not Applicable
Exhibit (p)	Not Applicable
Exhibit (q)	SEC Procedures Memorandum dated April 29, 2024, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy (*)
(*)	filed herewith

Item 31.       Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director,
Chairman
1295 State Street
Springfield, MA 01111

Mark T. Bertolini, Director
PO Box 20917
700 Columbus Avenue
New York, NY 10025

Jeffrey M. Leiden, Director
15 North Beach Road
Hobe Sound, FL 33455

H. Todd Stitzer, Lead Director
1312 Casey Key Road
Nokomis, FL 34275

Kathleen A. Corbet, Director
49 Cros Ridge Road
New Canaan, CT 06840

James H. DeGraffenreidt, Jr., Director
1340 Smith Avenue, Suite 200
Baltimore, MD 21209

Laura J. Sen, Director
95 Pembroke Street, Unit 1
Boston, MA 02118

Bernard A. Harris, Jr., Director
3333 Allen Parkway, #1709
Houston, Texas 77019

Isabella D. Goren, Director 8030 Acoma Lane Dallas, TX 75252 William T. Spitz, Director 16 Wynstone Nashville, TN 37215 Michelle K. Lee, Director 19952 Moran Lane Saratoga, CA 95070

Principal Officers of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, President and Chief Executive Officer
1295 State Street
Springfield, MA 01111

Julieta Sinisgalli, Treasurer
1295 State Street
Springfield, MA 01111

Michael J. O’Connor, General Counsel
1295 State Street
Springfield, MA 01111

Elizabeth A. Ward, Chief Financial Officer
1295 State Street
Springfield, MA 01111

Dominic Blue, Head of Third-Party Distribution and New Markets
1295 State Street
Springfield, MA 01111

Paul LaPiana, Head of Brand, Product and Affiliated Distribution
1295 State Street
Springfield, MA 01111

Keith McDonagh, Corporate Controller
10 Fan Pier Boulevard
Boston, MA 02210

Eric Partlan, Chief Investment Officer
1295 State Street
Springfield, MA 01111

John Rugel, Head of Operations
1295 State Street
Springfield, MA 01111

Susan Cicco, Head of Human Resources & Employee Experience
1295 State Street
Springfield, MA 01111

Sears Merritt, Head of Technology & Experience
1295 State Street
Springfield, MA 01111

Geoffrey Craddock, Chief Risk Officer
10 Fan Pier Boulevard
Boston, MA 02210

Akintokunbo Akinbajo, Corporate Secretary
1295 State Street
Springfield, MA 01111

Item 32.       Persons Controlled by or Under Common Control with the Depositor or the Registrant

– Incorporated by reference to Item 32 on Form N-6 in Post-Effective Amendment No. 3 to Registration Statement File No. 333-259818 filed on or about April 25, 2024

Item 33.       Indemnification

MassMutual directors and officers are indemnified under Article V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 34.         Principal Underwriters

(a)

MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts/policies/certificates sold by its registered  representatives, and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the certificates sold  by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.
MMLIS and MML Distributors, either jointly or individually, act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II, MassMutual Premier Funds, MassMutual Select Funds, and certain series of the MML Series Investment Fund and MML Series Investment Fund II.

MML Distributors also acts as principal underwriter for certain contracts that utilize the following registered separate accounts of Talcott Resolution Life Insurance Company:

Talcott Resolution Life Insurance Company - DC Variable Account I
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)
Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Eleven
Talcott Resolution Life Insurance Company - Separate Account Twelve

(b)	MMLIS and MML Distributors are the principal underwriters for this Certificate. The following people are officers and directors of MMLIS and member representative and officers of MML Distributors:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
John Vaccaro	Director, Chief Executive Officer, Chairman of the Board, and Agency Field Force Supervisor	(*)
Vaughn Bowman	Director and President	(*)
Geoffrey Craddock	Director	10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana	Director	(*)
Jennifer Reilly	Director	10 Fan Pier Boulevard Boston, MA 02210
David Mink	Vice President and Chief Operations Officer	11215 North Community House Rd. Charlotte, NC 28277
Frank Rispoli	Chief Financial Officer and Treasurer	(*)
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	(*)
Courtney Reid	Chief Compliance Officer	(*)
James P. Puhala	Deputy Chief Compliance Officer	(*)
Michael Gilliland	Deputy Chief Compliance Officer	(*)
Thomas Bauer	Chief Technology Officer	(*)
Anthony Frogameni	Chief Privacy Officer	(*)
Linda Bestepe	Vice President	(*)
Daken Vanderburg	Vice President	(*)
Brian Foley	Vice President	(*)
James Langham	Vice President	(*)
Mary B. Wilkinson	Vice President	11215 North Community House Rd. Charlotte, NC 28277
David Holtzer	Field Risk Officer	11215 North Community House Rd. Charlotte, NC 28277
Amy Francella	Assistant Secretary	(*)
Alyssa O’Connor	Assistant Secretary	(*)
Pablo Cabrera	Assistant Treasurer	(*)
Jeffrey Sajdak	Assistant Treasurer	(*)
Julieta Sinisgalli	Assistant Treasurer	(*)
Kevin Lacomb	Assistant Treasurer	(*)
Tricia Cohen	Continuing Education Officer	(*)
Mario Morton	Registration Manager	(*)
Kelly Pirrotta	AML Compliance Officer	(*)
John Rogan	Regional Vice President	(*)
Michelle Pedigo	Regional Vice President	(*)
(*)	1295 State Street, Springfield, MA 01111-0001

MEMBER REPRESENTATIVE AND OFFICERS OF MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Keith McDonagh	Member Representative	(*)
Paul LaPiana	Chief Executive Officer and President	(*)
Frank Rispoli	Chief Financial Officer and Treasurer	(*)
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	(*)
James P. Puhala	Chief Compliance Officer	(*)
Vincent Baggetta	Chief Risk Officer	(*)
Alyssa O’Connor	Assistant Secretary	(*)
Pablo Cabrera	Assistant Treasurer	(*)
Kevin Lacomb	Assistant Treasurer	(*)
Jeffrey Sajdak	Assistant Treasurer	(*)
Julieta Sinisgalli	Assistant Treasurer	(*)
Stephen Alibozek	Entity Contracting Officer	(*)
Mario Morton	Registration Manager and Continuing Education Officer	(*)
Kelly Pirrotta	AML Compliance Officer	(*)
(*)	1295 State Street, Springfield, MA 01111-0001

(c)

Compensation From the Registrant
For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Underwriters” section of the Statement of Additional Information.

Item 35.        Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001.

Item  36.        Management Services

Not Applicable

Item 37.	Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Strategic Group Variable Universal Life® II (“GVUL II”) policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, and the State of North Carolina on this 24th day of April, 2024.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By	ROGER W. CRANDALL * Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL * Roger W. Crandall	Director and Chief Executive Officer (principal executive officer)	April 24, 2024
ELIZABETH A. WARD * Elizabeth A. Ward	Chief Financial Officer (principal financial officer)	April 24, 2024
KEITH MCDONAGH * Keith McDonagh	Corporate Controller (principal accounting officer)	April 24, 2024
MARK T. BERTOLINI * Mark T. Bertolini	Director	April 24, 2024
KATHLEEN A. CORBET * Kathleen A. Corbet	Director	April 24, 2024
JAMES H. DEGRAFFENREIDT, JR. * James H. DeGraffenreidt, Jr.	Director	April 24, 2024
ISABELLA D. GOREN * Isabella D. Goren	Director	April 24, 2024
BERNARD A. HARRIS, JR. * Bernard A. Harris, Jr.	Director	April 24, 2024
MICHELLE K. LEE * Michelle K. Lee	Director	April 24, 2024
JEFFREY M. LEIDEN * Jeffrey M. Leiden	Director	April 24, 2024
LAURA J. SEN * Laura J. Sen	Director	April 24, 2024
WILLIAM T. SPITZ * William T. Spitz	Director	April 24, 2024
H. TODD STITZER * H. Todd Stitzer	Director	April 24, 2024
/s/ GARY F. MURTAGH * Gary F. Murtagh Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit
Item 30.	Exhibit (n)	i.	Auditor Consents • Company Financial Statements • Separate Account Financial Statements
Item 30.	Exhibit (q)	SEC Procedures Memorandum dated April 29, 2024